Exhibit 10.10

MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT

among

XL Capital Ltd; XL Insurance (Bermuda) Ltd; XL Reinsurance America Inc.; X.L. Global
Services, Inc.; XL Services (Bermuda) Ltd and X.L. America, Inc.;

Security Capital Assurance Ltd; XL Financial Assurance Ltd.; XL Capital Assurance Inc.; XL
Financial Administrative Services Inc.; SCA Bermuda Administrative Ltd.; XL Capital
Assurance (U.K.) Limited; and Certain Portfolio Trusts that are Affiliates of XL Capital
Assurance Inc. and may become party to this Agreement from time to time;

and

Counterparties to Credit Default Swap Agreements with XL Capital Assurance Inc. and
Affiliates of XL Capital Assurance Inc. that may become party to this Agreement from time to time.

Dated as of July 28, 2008

Section 9.17	Currency	55
Section 9.18	Counterparts	55

EXHIBITS

Exhibit No.	Description

1.01(a)	2001 Facultative Quota Share Commutation Agreement
1.01(b)	Adverse Development Cover Commutation Agreement
1.01(c)	Joinder Agreement
1.01(d)	Excess of Loss Commutation Agreement
1.01(e)	Facultative Master Certificate Commutation Agreement
1.01(f)	Quota Share Treaty Commutation Agreement
1.01(g)	Subscription Agreement
1.01(h)	XL Stock Resale and Registration Rights Agreement
1.01(i)	SCA Shareholder Entity Agreement
1.01(j)	SCA Registration Rights Agreement
1.01(k)	Transition Agreement Amendment
2.06	Securities Law Representations of the SCA Shareholder Entity
6.18	Form of SCA Shareholder Entity Trust Agreement

SCHEDULES

Schedule	Description

1.01(a)	MLI ABS CDO Credit Default Swap Agreements
1.01(b)	Other Terminated Agreements
1.01(c)	Knowledge of SCA
1.01(d)	Terms of the Escrow Agreement
2.01	Commuted Reinsurance Agreements
2.04	Other Reinsurance to be Commuted or Amended
2.05	Schedule 2.05 Agreements
2.06(a)	SCA Parties Receiving a Portion of the Cash Consideration Amount
2.06(b)	SCA Parties Receiving a Portion of the Stock Consideration
9.02	Addresses for the CDS Counterparties

SCA PARTIES’ DISCLOSURE SCHEDULE

Section	Description

Section 3.02	Conflicts
Section 3.03	Governmental Consents and Approvals
Section 3.05	Compliance with Laws

XL PARTIES’ DISCLOSURE SCHEDULE

Section	Description

Section 4.02	Conflicts
Section 4.03	Governmental Consents and Approvals
Section 4.04(a)	Capitalization

PREAMBLE

                    MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT, dated as of July 28, 2008, is entered into by and among:

                    (a) XL CAPITAL LTD, an exempted limited company incorporated under the Laws of Cayman Islands (“XL”), XL INSURANCE (BERMUDA) LTD (formerly known as X.L. Insurance Ltd), a Bermuda exempted company (“XLI”), XL REINSURANCE AMERICA INC., a New York insurance corporation (“XLRA”), X.L. GLOBAL SERVICES, INC., a service company incorporated under the Laws of Delaware (“XLGS”), XL SERVICES (BERMUDA) LTD, a service company incorporated under the Laws of Bermuda (“XLBS”) and X.L. AMERICA, INC., a company incorporated under the Laws of Delaware (“XLA”);

                    (b) SECURITY CAPITAL ASSURANCE LTD, a Bermuda exempted company (“SCA”), XL FINANCIAL ASSURANCE LTD., a Bermuda exempted company (“XLFA”), XL CAPITAL ASSURANCE INC., a New York insurance company (“XLCA”), XL FINANCIAL ADMINISTRATIVE SERVICES INC., a company incorporated under the Laws of Delaware (“XLFAS”), SCA BERMUDA ADMINISTRATIVE LTD., a company incorporated under the Laws of Bermuda (“SCAB”), XL CAPITAL ASSURANCE (U.K.) LIMITED, an insurance company regulated by the Financial Services Authority and incorporated under the Laws of England and Wales (“XLCAUK”), and those portfolio trusts that are Affiliates of XLCA and become a Party to this Agreement from time to time pursuant to the execution of a joinder agreement in the form attached hereto as Exhibit 1.01(c); and

                    (c) Such counterparties to credit default swap agreements with XLCA or Affiliates of XLCA that may become a Party to this Agreement from time to time pursuant to the execution of a joinder agreement in the form attached hereto as Exhibit 1.01(c).

RECITALS

                    WHEREAS, XLI is the record and beneficial owner of approximately forty-six percent (46%) of SCA’s issued and outstanding common shares (the “XL Owned SCA Common Shares”);

                    WHEREAS, certain XL Parties and SCA Parties have entered into the Excess of Loss Agreement, the Adverse Development Cover, the Facultative Master Certificate and the 2001 Facultative Quota Share Treaty (all as defined in Article I);

                    WHEREAS, XLCA and XLFA previously entered into a Facultative Quota Share Reinsurance Treaty, dated as of October 6, 1999, as amended and restated by an Amended and Restated Facultative Quota Share Reinsurance Treaty, dated as of June 22, 2001, as further amended and restated by a Second Amended and Restated Facultative Quota Share Reinsurance Treaty, dated as of May 1, 2004, and as further amended and restated by a Third Amended and Restated Facultative Quota Share Reinsurance Treaty, dated as of June 29, 2006 and effective July 1, 2006 (the “Quota Share Treaty”);

                    WHEREAS, XLI guarantees the obligations of XLFA to XLCA under the Quota Share Treaty pursuant to the Reinsurance Agreement Guarantee, dated as of October 6, 1999, as amended as of June 22, 2001, as further amended as of May 1, 2004, and as further amended as of August 4, 2006 (the “Guarantee”);

                    WHEREAS, XLFA and XLCA wish to (i) commute the Quota Share Treaty and all individual risk cessions thereunder and (ii) fully and finally extinguish all rights and obligations thereunder and thereby render the Guarantee null and void;

                    WHEREAS, the XL Parties and the SCA Parties wish to (i) commute the Excess of Loss Agreement, the Adverse Development Cover, the Facultative Master Certificate and all individual risk cessions thereunder, and the 2001 Facultative Quota Share Treaty and all individual risk cessions thereunder and (ii) fully and finally extinguish all the Parties’ rights and obligations under all such agreements;

                    WHEREAS, the XL Parties and the SCA Parties have previously entered into those agreements listed on Schedule 1.01(b) and now wish to (i) terminate such agreements listed in Part I of Schedule 1.01(b) and (ii) fully and finally extinguish all the Parties’ rights and obligations under such agreements, except as may be explicitly set forth in this Agreement; and

                    WHEREAS, certain CDS Counterparties now and, on or prior to the Closing Date, additional CDS Counterparties may, wish to enter into this Agreement and agree to consent to the Transactions on the terms and conditions set forth in this Agreement relating to the restructuring of SCA and its Affiliates.

                    NOW, THEREFORE, in consideration of the payments, covenants, conditions, promises and releases contained herein, and for other fair and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS

                    Section 1.01 Certain Defined Terms. For purposes of this Agreement:

                    “1505 Application” means an application filed under Section 1505 of the New York Insurance Laws.

                    “2001 Facultative Quota Share Commutation Agreement” means the 2001 Facultative Quota Share Commutation Agreement to be executed by XLFA and XLI and delivered at the Closing, in the form of Exhibit 1.01(a).

                    “2001 Facultative Quota Share Treaty” means the Facultative Quota Share Reinsurance Agreement, dated as of August 17, 2001, as amended by Amendment No. 1 to the Facultative Quota Share Reinsurance Agreement, dated as of August 4, 2006, between XLFA and XLI.

                    “ABS CDO CDSs” means the asset backed securities collateralized debt obligation credit default swaps between XLCA or an Affiliate of XLCA and a CDS Counterparty that are listed on an official schedule held by the SCA Parties and the CDS Financial Advisor.

                    “Action” means any judicial, administrative or arbitral action, suit, or proceeding by or before any Governmental Authority.

                    “Adverse Development Cover” means the Adverse Development Reinsurance Agreement, dated as of August 4, 2006, between XLCA and XLRA, and the Indemnification Agreement, dated as of August 4, 2006, between XLFA and XLI.

                    “Adverse Development Cover Commutation Agreement” means the Adverse Development Cover Commutation Agreement to be executed by XLCA, XLRA, XLFA and XLI delivered at the Closing, in the form of Exhibit 1.01(b).

                    “Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person, provided, that none of the SCA Parties shall be deemed to be an Affiliate of any XL Party.

                    “Agreement” or “this Agreement” means this Master Commutation, Release and Restructuring Agreement among the Parties (including the Exhibits and Schedules hereto, the SCA Parties’ Disclosure Schedule and the XL Parties’ Disclosure Schedule) and all amendments or waivers hereto made in accordance with the provisions of Sections 9.07 or 9.08 and joinder agreements hereto made in accordance with the provisions of Sections 9.04.

                    “Ancillary Agreements” means the 2001 Facultative Quota Share Commutation Agreement, the Excess of Loss Commutation Agreement, the Adverse Development Cover Commutation Agreement, the Facultative Master Certificate Commutation Agreement, the Quota Share Treaty Commutation Agreement, the Subscription Agreement, the XL Stock Resale and Registration Rights Agreement and the SCA Shareholder Entity Agreement.

                    “Banco de Brasil Policy” means the Financial Guaranty Insurance Policy No. CA00127A, dated December 27, 2001, issued by XLCA in favor of MLI, together with any endorsements thereto, relating to payments that are required to be paid by FF Trust 2 to MLI in accordance with the original terms of a Single Transaction ISDA Master Agreement and Schedule thereto, dated as of December 27, 2001 between FF Trust 2 and MLI.

                    “BlackRock” means BlackRock Financial Management, Inc.

                    “BMA” means the Bermuda Monetary Authority.

                    “Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in Bermuda or New York.

                    “CDS Counterparties” means those counterparties to credit default swap agreements with XLCA or Affiliates of XLCA that may become a Party to this Agreement from time to time on or prior to Closing by way of executing a joinder agreement pursuant to

Section 9.04 in the form of Exhibit 1.01(c), either collectively or individually, as the context requires.

                    “CDS Financial Advisor” means FTI Consulting, Inc. or another advisor designated by the Required Consenting Counterparties.

                    “Closing Date” means the date of the Closing.

                    “Control,” “Controlled,” or “Controlling,” with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, or as trustee, personal representative or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee, as personal representative or executor, by contract, by credit arrangement or otherwise.

                    “Collipulli Temuco Policy” means the Financial Guaranty Insurance Policy No. 10030-X, together with any endorsements thereto, relating to up to UF 1,150,000 aggregate principal amount of outstanding borrowings under the Contrato de Apertura de Línea de Crédito, dated as of July 27, 2005, between Banco de Crédito e Inversiones and Ruta de la Araucanía Sociedad Concesionaria S.A. and issued pursuant to the Insurance and Reimbursement Agreement, dated as of November 29, 2005, between XLI and Banco de Crédito e Inversiones and Ruta de la Araucanía Sociedad Concesionaria S.A.

                    “Credit Agreement” means that certain Credit Agreement, dated as of August 1, 2006, among SCA, XLCA, and XLFA, the various lenders from time to time party thereto and Citibank, N.A., as administrative agent (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof).

                    “Declaration of Trust” means a trust agreement in the form attached hereto as Exhibit 6.18 (with such reasonable changes thereto as the trustee of the SCA Shareholder Entity or its counsel may require and that are approved by counsel to the CDS Counterparties and counsel to the SCA Parties).

                    “EIB” means European Investment Bank, a non-profit bank owned by the Member States of the European Union and established under the Treaty of Rome.

                    “EIB Guarantees” means (i) the Financial Guaranty 10017-X, dated July 5, 2001, issued by XLI in favor of EIB (Algarve), (ii) the Financial Guaranty Number 10028-X, dated May 28, 2004, issued by XLI in favor of EIB (Autovia del Camino, S.A.), (iii) the Financial Guaranty Number 10029-X, dated October 28, 2004, issued by XLI in favor of EIB (Autovia del los Vinedos), (iv) the Financial Guaranty Number 10023-X, dated June 8, 2005, issued by XLI in favor of EIB (Transform School (North Lanarkshire) Funding plc), and (v) the Financial Guaranty Number 10019-X, dated May 4, 2005, issued by XLI in favor of EIB (Healthcare Support (Newcastle) Finance plc).

                    “EIB Policies” means (i) the Financial Guaranty Number CA00041A, dated July 5, 2001, issued by XLCA in favor of EIB, (ii) the Financial Guaranty Number CA00995A, dated May 28, 2004, issued by XLCA in favor of EIB and the Financial Guaranty Number UK0003A, dated May 28, 2004 issued by XLCAUK in favor of EIB, (iii) the Financial Guaranty Number

CA01220A, dated October 28, 2004, issued by XLCA in favor of EIB and the Financial Guaranty Number UK0004A, dated October 28, 2004, issued by XLCAUK in favor of EIB, (iv) the Financial Guaranty Number CA02062A, dated June 8, 2005, issued by XLCA in favor of EIB and the Financial Guaranty Number UK0008A, dated June 8, 2005, issued by XLCAUK in favor of EIB and (v) the Financial Guaranty Number CA01937A, dated May 4, 2005 issued by XLCA in favor of EIB and the Financial Guaranty Number UK0007B, dated May 4, 2005, issued by XLCAUK in favor of EIB.

                    “EIB Resolution Event” means (i) commutation of all of the EIB Policies and full and final extinguishment of all Persons’ rights and obligations thereunder, (ii) a general release in form reasonably acceptable to the XL Parties by EIB of the XL Parties’ obligations with respect to all of the EIB Guarantees or (iii) the provision by a creditworthy entity reasonably acceptable to the XL Parties of a guaranty guaranteeing 100% of the XL Parties’ obligations under all of the EIB Guarantees.

                    “Escrow Agent” means HSBC Private Bank, Bermuda Trust Company Limited.

                    “Escrow Agreement” means the agreement pursuant to which the Escrow Agent will hold the XL Owned SCA Common Shares pursuant to terms substantially the same as those set forth in Schedule 1.01(d), if the XL Owned SCA Common Shares are transferred to the Escrow Agent pursuant to Section 2.10.

                    “Excess of Loss Agreement” means the Excess of Loss Reinsurance Agreement by and between XLFA and XLI, dated as of October 3, 2001.

                    “Excess of Loss Commutation Agreement” means the Excess of Loss Commutation Agreement to be executed by XLFA and XLI and delivered at the Closing, in the form of Exhibit 1.01(d).

                    “Facultative Master Certificate” means the Facultative Master Certificate effective as of November 1, 2002, as amended and restated pursuant to the First Amended and Restated Facultative Master Certificate, effective as of August 4, 2006, and as further amended and restated pursuant to the Second Amended and Restated Facultative Master Certificate by and between XLRA and XLCA, dated as of March 1, 2007.

                    “Facultative Master Certificate Commutation Agreement” means the Facultative Master Certificate Commutation Agreement to be executed by XLCA and XLRA and delivered at the Closing, in the form attached hereto as Exhibit 1.01(e).

                    “Financial Statements” means the GAAP Financial Statements, the XLCA Statutory Financial Statements and the XLFA Statutory Financial Statements.

                    “Financial Security” means Financial Security Assurance Inc.

                    “Financial Security Commutations” means the Financial Security Master Facultative Commutation and the commutations of the Other Financial Security Agreements.

                    “Financial Security Agreements” means the Financial Security Master Facultative Agreement and the Other Financial Security Agreements.

                    “Financial Security Guarantee” means the Reinsurance Agreement Guarantee, dated November 3, 1998 and amended on July 5, 2006, issued by X.L. Insurance Company, Ltd (later renamed XLI), guaranteeing XLFA’s obligations to Financial Security under the Financial Security Master Facultative Agreement.

                    “Financial Security Master Facultative Agreement” means the Amended and Restated Master Facultative Reinsurance Agreement, dated as of November 3, 1998, between Financial Security and XLFA; as amended by the First Amendment to the Master Facultative Reinsurance Agreement, dated as of November 3, 1998, between Financial Security and XLFA; as amended by the First Amendment to the Amended and Restated Master Facultative Reinsurance Agreement, dated as of July 6, 2006, between Financial Security and XLFA.

                    “Financial Security Master Facultative Commutation” means the commutation of the Financial Security Master Facultative Agreement pursuant to a commutation and release agreement.

                    “GAAP” means United States generally accepted accounting principles in effect from time to time.

                    “GAAP Financial Statements” means (i) the audited balance sheet of each of SCA, XLFA and XLCA for the fiscal year ended December 31, 2007 and the related audited statements of income, retained earnings, stockholders’ equity and changes in financial position, together with all related notes and schedules thereto and accompanied by the reports thereon of the SCA Parties’ accountants, and (ii) the unaudited balance sheet of each of SCA, XLFA and XLCA for the three month period ended March 31, 2008 and the related unaudited statements of income, retained earnings, stockholders’ equity and changes in financial position, together with all related notes and schedules thereto.

                    “Governmental Authority” means any federal, national, supranational, state, provincial, local, or similar government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

                    “Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award issued or entered by or with any Governmental Authority.

                    “Jeffco Policies” means (i) the Municipal Bond Insurance Policy Number CA00370A, together with any endorsements thereto, relating to $839,500,000 Jefferson County, Alabama, Sewer Revenue Refunding Warrants Series 2002-C, consisting of $74,450,000 Series 2002-C-1-A Warrants, $74,450,000 Series 2002-C-1-B Warrants, $74,450,000 Series 2002-C-1-C Warrants, $75,450,000 Series 2002-C-1-D Warrants, $73,700,000 Series 2002-C-2 Warrants, $98,300,000 Series 2002-C-3 Warrants, $73,700,000 Series 2002-C-4 Warrants, $98,300,000 Series 2002-C-5 Warrants, $147,600,000 Series 2002-C-6 Warrants and $49,100,000 Series 2002-C-7 Warrants; (ii) the Municipal Bond Insurance Policy Number CA00522A, together with any endorsements thereto, relating to $300,000,000 Jefferson County, Alabama Sewer Revenue Refunding Warrants, Series 2003-B, consisting of $55,000,000 Series 2003-B-2 Warrants,

$25,000,000 Series 2003B-3 Warrants, $25,000,000 Series 2003B-4 Warrants, $75,000,000 Series 2003B-5 Warrants, $15,000,000 Series 2003B-6 and $105,000,000 Series 2003B-7 Warrants; and (iii) the Debt Service Reserve Insurance Policy Number CA01568A, together with any endorsements thereto, relating to up to $164,863,746.40 Parity Securities as defined in the Trust Indenture, dated as of February 1, 1997, between Jefferson County, Alabama and The Bank of New York (as successor to AmSouth Bank of Alabama), as trustee, as such Indenture has been supplemented and amended.

                    “Knowledge of SCA” means the actual knowledge after due inquiry of those Persons identified on Schedule 1.01(c).

                    “Law” means any federal, national, supranational, state, provincial, local or similar statute, law, ordinance, regulation, rule (including any rules regarding discovery), code, order, requirement or rule of law (including common law).

                    “Lien” means any lien, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, proxy, voting trust or agreement, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

                    “Minimum Consenting CDS Counterparty Restructuring Threshold” means (i) at least seventy-five percent (75%) in notional amount of the aggregate sum of the notional amounts of (A) the ABS CDO CDSs and (B) the collateralized debt obligation credit default swaps between XLCA or an Affiliate of XLCA and a CDS Counterparty that are listed on an official schedule held by the SCA Parties and the CDS Financial Advisor; (ii) at least sixty-six and two-thirds percent (66 2/3%) in total notional amount of the ABS CDO CDSs; and (iii) at least sixty-six and two-thirds percent (66 2/3%) in aggregate number of the CDS Counterparties.

                    “MLI CDS Agreements” means the eight asset backed securities collateralized debt obligation credit default swap agreements listed on Schedule 1.01(a).

                    “NYID” means the New York State Insurance Department.

                    “Other Financial Security Agreements” means all agreements between any SCA Party and Financial Security, other than the Financial Security Master Facultative Agreement, as to which the obligations of such SCA Parties are secured by a letter of credit issued by the lenders pursuant to the Credit Agreement for the benefit of Financial Security on September 19, 2006, as heretofore amended, extended and renewed, bearing Citibank, N.A. reference number 61652611.

                    “Other Terminated Agreements” means those agreements listed on Schedule 1.01(b).

                    “Party” means any party to this Agreement.

                    “Person” means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                    “Quota Share Treaty Commutation” means the commutation of the Quota Share Treaty pursuant to the Quota Share Treaty Commutation Agreement.

                    “Quota Share Treaty Commutation Agreement” means the Quota Share Treaty Commutation Agreement to be executed by XLFA and XLCA and delivered at the Closing, in the form of Exhibit 1.01(f).

                    “Reinsurance Guarantees” means (i) the Guarantee, (ii) the Financial Security Guarantee and (iii) the EIB Guarantees.

                    “Required Consenting CDS Counterparties” means greater than 50% of the total notional amount of all the credit default swaps between XLCA or an Affiliate of XLCA and the CDS Counterparties.

                    “SCA Parties” means SCA, XLFA, XLCA, XLFAS, SCAB, XLCAUK and each of the portfolio trusts that executes a joinder agreement pursuant to Section 9.04 in the form attached hereto as Exhibit 1.01(c), either collectively or individually, as the context requires.

                    “SCA Registration Rights Agreement” means a registration rights agreement for the XL Owned SCA Common Shares in substantially the form attached hereto as Exhibit 1.01(j).

                    “SCA Share Sale Proceeds” means the proceeds, together with any interest that may accrue thereon, of any sale of the XL Owned SCA Common Shares as owned by the SCA Shareholder Entity and any cash dividends or distributions paid with respect to such shares during such time as the XL Owned SCA Common Shares are owned by the SCA Shareholder Entity.

                    “SCA Shareholder Entity” means a special purpose trust or other entity formed pursuant to the Declaration of Trust.

                    “SCA Shareholder Entity Agreement” means an agreement substantially in the form attached hereto as Exhibit 1.01(i).

                    “SCA Shareholder Entity Formation Conditions” means (i) the selection of a trustee of the SCA Shareholder Entity mutually acceptable to the Required Consenting CDS Counterparties and the SCA Parties; (ii) the establishment of the SCA Shareholder Entity; (iii) the delivery by the SCA Shareholder Entity of a true and correct written copy of customary securities Law representations and agreements set forth on Exhibit 2.06 to the XL Parties (or to the Escrow Agent, with a copy to the XL Parties, if the XL Owned Common Shares have been transferred to the Escrow Agent pursuant to Section 2.10); and (iv) any required approval the NYID, the Delaware Insurance Department and the UK FSA of the SCA Shareholder Entity’s acquisition of the XL Owned SCA Common Shares will have been obtained.

                    “SCA Shareholder Entity Formation Conditions Certificate” means a certificate certified by the Secretaries of SCA, XLFA and XLCA stating that the SCA Shareholder Entity Formation Conditions have been satisfied.

                    “Securities Act” means the Securities Act of 1933, as amended.

                    “Subscription Agreement” means the Subscription Agreement to be executed by XLFA and XL and delivered at the Closing, in the form of Exhibit 1.01(g).

                    “Subsidiary” or “Subsidiaries” means, with respect to a specified Person, any corporation, partnership, limited partnership, limited liability company or other entity as to which the specified Person, directly or indirectly (including through one or more Subsidiaries), owns a majority of the outstanding shares of stock or other ownership interests having voting power under ordinary circumstances to elect directors of such corporation or other Persons performing similar functions for such entity.

                    “Third-Party Reinsurance Agreements” means (i) the Financial Security Master Facultative Agreement, and all individual risk cessions thereunder and (ii) the EIB Policies.

                    “Transaction Documents” means this Agreement, the Ancillary Agreements and any certificate, Financial Statement, report, list, writing or other document delivered pursuant to this Agreement or the transactions contemplated by this Agreement.

                    “Transactions” means all transactions contemplated by this Agreement and the Ancillary Agreements.

                    “Transfer” means, with respect to a given security, any transaction whereby a Person (a) offers, pledges, sells or contracts to sell any option or contract to purchase, purchases any option or contract to sell, grants any option, right or warrant to purchase, lends, or otherwise transfers or disposes of, directly or indirectly, such security or any security convertible into, or exercisable or exchangeable for, any or all of such security; or (b) enters into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any or all of the given security, whether any such transaction described in clause (a) or (b) is to be settled by delivery of any or all of the given security or any other security, in cash or otherwise. Notwithstanding the foregoing, in no event shall any transfer or other transaction solely between or among the SCA Parties constitute a “Transfer.”

                    “Transition Agreement” means the Transition Agreement, dated as of August 4, 2006 and amended on May 3, 2007, among XL, XLI, XLA and SCA.

                    “Transition Agreement Amendment” means the Transition Agreement Amendment No. 2 among XL, XLI, XLA and SCA in the form attached hereto as Exhibit 1.01(k).

                    “Triggered Enforcement Rights” means a Party’s right to accelerate, liquidate, close out, terminate, assess or demand damages or termination payments under, withhold or set off payments under, alter the payment terms of, demand collateral in respect of, or otherwise exercise remedies or enforcement rights in respect of one or more transactions (including swap transactions), agreements, policies, guarantees or treaties to which an SCA Party or an Affiliate thereof is a party, other than in respect of the Credit Agreement; provided, that, solely for purposes of Section 6.10(b), the definition of “Triggered Enforcement Rights” includes the right of any counterparty to a credit default swap agreement with XLCA or Affiliates of XLCA to accelerate, liquidate, close out, terminate, assess or demand damages or termination payments under, withhold or set off payments under, alter the payment terms of, demand collateral in respect of, or otherwise exercise remedies or enforcement rights in respect of one or more transactions (including swap transactions), agreements, policies, guarantees or treaties to which an SCA Party or an Affiliate thereof is a party, other than in respect of the Credit Agreement.

                    “UK FSA” means the Financial Services Authority in the United Kingdom.

                    “XLCA Statutory Financial Statements” means the annual financial statements of XLCA filed with the NYID for the year ended December 31, 2007, the quarterly financial statements of XLCA filed with the NYID for the quarter ended March 31, 2008 and the Statement of Actuarial Opinion of XLCA filed with the NYID for the year ended December 31, 2007.

                    “XLFA Redomestication” means the discontinuance of XLFA as a company existing under the Laws of Bermuda and its continuation as a Delaware corporation and the contribution to XLCA by the SCA Parties of all of the common shares and Series A Redeemable Preferred Shares of XLFA.

                    “XLFA Statutory Financial Statements” means the annual financial statements of XLFA filed with the BMA for the year ended December 31, 2007, and the quarterly financial statements of XLFA filed with the BMA for the quarter ended March 31, 2008, each prepared in accordance with Bermuda statutory accounting principles applied on a basis consistent with past practices, and the Statement of Actuarial Opinion of XLFA filed with the BMA for the year ended December 31, 2007.

                    “XL Parties” means XL, XLI, XLRA, XLGS, XLBS and XLA, either collectively or individually, as the context requires.

                    “XL Public Offering” means an offering of XL’s Class A Ordinary Shares, par value $0.01 per share, and equity security units, in each case, registered pursuant to the Securities Act.

                    “XL Stock Resale and Registration Rights Agreement” means the Resale Registration Rights Agreement to be executed by XLFA and XL and delivered at the Closing, in the form of Exhibit 1.01(h).

                    “XL/SCA Commutation Agreements” means (i) the 2001 Facultative Quota Share Commutation Agreement, (ii) the Excess of Loss Commutation Agreement, (iii) the Adverse Development Cover Commutation Agreement and (iv) the Facultative Master Certificate Commutation Agreement.

                    Section 1.02 Definitions. The following terms have the meanings set forth in the Sections set forth below:

Definition	Location

Allocated Funds	Section 6.12
Cash Consideration Amount	Section 2.06
CDS Counterparty Restructuring	Section 6.12
Challenging Action	Section 6.11(a)
Closing	Section 2.07
Confidential Information	Section 6.01(b)
Consideration	Section 2.06
Guarantee	Recitals
Losses	Section 9.11(a)
MLI	Section 3.10
MLI Agreement	Section 3.10
Providing Group	Section 6.01(b)
Quota Share Treaty	Recitals
Receiving Group	Section 6.01(b)
SCA	Preamble
SCA Indemnitees	Section 9.11(a)
SCAB	Preamble
SEC	Section 3.08(e)
Stock Consideration	Section 2.06
XL	Preamble
XL Indemnitees	Section 9.11(b)
XL Owned SCA Common Shares	Recitals
XLA	Preamble
XLBS	Preamble
XLCA	Preamble
XLCAUK	Preamble
XLFA	Preamble
XLFAS	Preamble
XLGS	Preamble
XLI	Preamble
XLRA	Preamble

                    Section 1.03 Interpretation and Rules of Construction. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

                    (a) when a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article or Section of, or a Schedule or Exhibit to, this Agreement unless otherwise indicated;

                    (b) the table of contents and headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

                    (c) whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”;

                    (d) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

                    (e) all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein;

                    (f) the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

                    (g) any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law or statute as from time to time amended, modified or supplemented, including by succession of comparable successor Laws;

                    (h) references to a Person are also to its successors and permitted assigns; and

                    (i) the use of “or” is not intended to be exclusive unless expressly indicated otherwise.

ARTICLE II

COMMUTATION AND RELEASE

                    Subject to the terms and conditions of this Agreement, at or prior to the Closing:

                    Section 2.01 Commutation and Release of Reinsurance Agreements. The SCA Parties and the XL Parties shall (i) commute the agreements listed in Part I of Schedule 2.01 and (ii) fully and finally extinguish all the Parties’ rights and obligations under all such agreements pursuant to the XL/SCA Commutation Agreements.

                    Section 2.02 Termination of the Other Terminated Agreements. The SCA Parties and the XL Parties shall terminate the Other Terminated Agreements listed in Part I of Schedule 1.01(b) and, notwithstanding anything in any of the Other Terminated Agreements listed in Part I of Schedule 1.01(b) that provides that any term or condition survives termination, fully and finally extinguish all rights and obligations of the Parties under all such agreements.

                    Section 2.03 Commutation and Release of Quota Share Treaty. XLCA and XLFA shall (i) commute the Quota Share Treaty and (ii) fully and finally extinguish all rights and obligations under the Quota Share Treaty pursuant to the Quota Share Treaty Commutation Agreement.

                    Section 2.04 Commutation and Amendment of Other Reinsurance Agreements. (a) The SCA Parties intend to, but shall not be obligated to, commute or amend the reinsurance agreements the SCA Parties have with third parties that are identified on Schedule 2.04; provided, that until October 15, 2008, no commutation or amendment of any agreement listed on Schedule 2.04 may involve the payment of cash or other consideration by any SCA Party. For the avoidance of doubt, no commutation or amendment of any agreement listed on Schedule 2.04 shall involve the payment of Allocated Funds.

                    (b) Notwithstanding the foregoing, (i) the Financial Security Commutations, (ii) the commutations of each EIB Policy, (iii) the general releases in a form reasonably acceptable to the XL Parties of the XL Parties with respect to each EIB Guarantee or (iv) the provision by a creditworthy entity reasonably acceptable to the XL Parties of a guarantee guaranteeing 100% of the XL Parties’ obligations under each EIB Guarantee may involve payment of cash or other consideration payable at any time by any SCA Party.

                    Section 2.05 Mutual Releases. (a) As of the Closing Date:

         (i) each SCA Party, on behalf of itself and its respective Subsidiaries, hereby irrevocably and unconditionally releases and forever discharges each XL Party, its parents, Subsidiaries and Affiliates, and its respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, underwriters, and attorneys, from any and all past, present and future actions, causes of action, suits, debts, Liens, contracts, rights, agreements, obligations, promises, liabilities, claims, counterclaims, demands, damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred) of any kind, character, description or nature whatsoever, known or unknown to any of the SCA Parties, suspected or unsuspected, reported or unreported, fixed or contingent, accrued or unaccrued, liquidated or unliquidated, whether grounded in Law or equity or sounding in tort or contract or otherwise, which the SCA Party now has, owns, holds or claims to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising directly or indirectly out of, based upon, or in any way related to or in connection with (A) (1) the Financial Security Agreements; (2) the agreements, understandings, arrangements commuted or terminated pursuant to Sections 2.01, 2.02 and 2.03, and Other Terminated Agreements listed in Part II of Schedule 1.01(b); (3) any of the Reinsurance Guarantees; (4) any commutation of an EIB Policy; (5) the commutation or termination of any of the foregoing listed in clauses (1), (2), (3) and (4); or (6) any commutation or amendment of any agreement listed on Schedule 2.04 pursuant to or in accordance with this Agreement; (B) conduct or other matters occurring on or prior to the Closing, other than contractual obligations arising under written agreements between any XL Party and any SCA Party (including those described on Schedule 2.05, but excluding those expressly commuted or terminated pursuant to this Agreement or any Ancillary Agreement) or (C) any tax liability, whether stemming from policies issued by Subsidiaries of SCA prior to SCA’s IPO, after SCA’s IPO or otherwise, that results from the XLFA Redomestication; provided, however, with respect to both clauses (A) and (B), the provisions of this paragraph shall not discharge any obligation of any of the XL Parties that has been undertaken or imposed by the express terms of this Agreement or any Ancillary Agreement.

         (ii) each SCA Party hereby irrevocably and unconditionally releases and forever discharges each CDS Counterparty, its parents, Subsidiaries and Affiliates, and its respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, underwriters, and attorneys, from any and all past, present and future actions, causes of action, suits, debts, Liens, contracts, rights, agreements, obligations, promises, liabilities, claims, counterclaims, demands, damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred) of any kind, character, description or nature whatsoever, known or unknown to any of the SCA Parties, suspected or unsuspected, reported or unreported, fixed or contingent, accrued or unaccrued, liquidated or unliquidated, whether grounded in Law or equity or sounding in tort or contract or otherwise, which the SCA Party now has, owns, holds or claims to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising directly or indirectly out of, based upon, or in any way related to or in connection with (A) (1) the Financial Security Agreements; (2) the agreements, understandings, arrangements commuted or terminated pursuant to Sections 2.01, 2.02 and 2.03, and Other Terminated Agreements listed in Part II of Schedule 1.01(b); (3) any of the Reinsurance Guarantees; (4) the commutation or termination of any of the foregoing listed in clauses (1), (2) and (3); (5) any commutation of an EIB Policy, any general release by EIB of the XL Parties’ obligations with respect to an EIB Guarantee, or any guaranty by a creditworthy entity reasonably acceptable to the XL Parties of the XL Parties’ obligations under any EIB Guarantee, each in accordance with this Agreement; or (6) any commutation or amendment of any agreement listed on Schedule 2.04 pursuant to or in accordance with this Agreement or (B) conduct occurring on or prior to the Closing with respect to this Agreement and the Transactions; provided, however, with respect to both clauses (A) and (B), the provisions of this paragraph shall not discharge any obligation of any of the CDS Counterparties that has been undertaken or imposed by the express terms of this Agreement, any Ancillary Agreement or any other agreement to which such CDS Counterparty is a party.

(b) As of the Closing Date:

          (i) each XL Party, on behalf of itself and its respective Subsidiaries, hereby irrevocably and unconditionally releases and forever discharges each SCA Party, its parents, Subsidiaries and Affiliates, and its respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, underwriters, and attorneys, from any and all past, present and future actions, causes of action, suits, debts, Liens, contracts, rights, agreements, obligations, promises, liabilities, claims, counterclaims, demands, damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred) of any kind, character, description or nature whatsoever, known or unknown to any of the XL Parties, suspected or unsuspected, reported or unreported, fixed or contingent, whether grounded in Law or equity or sounding in tort or contract or otherwise, which the XL Party now has, owns, holds or claims to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising directly or indirectly out of, based upon, or in any way related to or in connection with (A) (1) the Financial Security Agreements; (2) the agreements, understandings, arrangements commuted or terminated pursuant to Sections 2.01, 2.02 and 2.03, and Other Terminated Agreements listed in Part II of Schedule 1.01(b); (3) any of the Reinsurance Guarantees; (4) any commutation of an EIB Policy; (5) the commutation or termination of any of the foregoing listed in clauses (1), (2), (3) and (4); or (6) any commutation or amendment of any agreement listed on Schedule 2.04 pursuant to or in accordance with this Agreement or (B) conduct or other matters occurring on or prior to the Closing, other than contractual obligations arising under written agreements between any XL Party and any SCA Party (including those described on Schedule 2.05, but excluding those expressly commuted or terminated pursuant to this Agreement or any Ancillary Agreement); provided, however, with respect to both clauses (A) and (B), the provisions of this paragraph shall not discharge any obligation of any of the SCA Parties that has been undertaken or imposed by the express terms of this Agreement or any Ancillary Agreement.

          (ii) each XL Party hereby irrevocably and unconditionally releases and forever discharges each CDS Counterparty, its parents, Subsidiaries and Affiliates, and its respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, underwriters, and attorneys, from any and all past, present and future actions, causes of action, suits, debts, Liens, contracts, rights, agreements, obligations, promises, liabilities, claims, counterclaims, demands, damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred) of any kind, character, description or nature whatsoever, known or unknown to any of the XL Parties, suspected or unsuspected, reported or unreported, fixed or contingent, accrued or unaccrued, liquidated or unliquidated, whether grounded in Law or equity or sounding in tort or contract or otherwise, which the XL Party now has, owns, holds or claims to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising directly or indirectly out of, based upon, or in any way related to or in connection with (A) (1) the Financial Security Agreements; (2) the agreements, understandings, arrangements commuted or terminated pursuant to Sections 2.01, 2.02 and 2.03, and Other Terminated Agreements listed in Part II of Schedule 1.01(b); (3) any of the Reinsurance Guarantees; (4) the commutation or termination of any of the foregoing listed in clauses (1), (2) and (3); (5) any commutation of an EIB Policy, any general release by EIB of the XL Parties’ obligations with respect to an EIB Guarantee, or any guaranty by a creditworthy entity reasonably acceptable to the XL Parties of the XL Parties’ obligations under any EIB Guarantee, each in accordance with this Agreement; or (6) any commutation or amendment of any agreement listed on Schedule 2.04 pursuant to or in accordance with this Agreement, or (B) conduct occurring on or prior to the Closing with respect to this Agreement and the Transactions; provided, however, with respect to both clauses (A) and (B), the provisions of this paragraph shall not discharge any obligation of any of the CDS Counterparties that has been undertaken or imposed by the express terms of this Agreement, any Ancillary Agreement or any other agreement to which such CDS Counterparty is a party.

                    (c) As of the Closing Date, each CDS Counterparty hereby irrevocably and unconditionally releases and forever discharges each SCA Party, each XL Party, each of their respective parents, Subsidiaries and Affiliates, and each of their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, underwriters, and attorneys, from any and all past, present and future actions, causes of action, suits, debts, Liens, contracts, rights, agreements, obligations, promises, liabilities, claims, counterclaims, demands, damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred, except those costs and expenses expressly agreed in writing to be paid by the SCA Parties) of any kind, character, description or nature whatsoever, known or unknown to any of the CDS Counterparties, suspected or unsuspected, reported or unreported, fixed or contingent, accrued or unaccrued, liquidated or unliquidated, whether grounded in Law or equity or sounding in tort or contract or otherwise, which the CDS Counterparty now has, owns, holds or claims to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising directly or indirectly out of, based upon, or in any way related to or in connection with (A) (1) the Financial Security Agreements; (2) the agreements, understandings, arrangements commuted or terminated pursuant to Sections 2.01, 2.02 and 2.03, and Other Terminated Agreements listed in Part II of Schedule 1.01(b); (3) any of the Reinsurance Guarantees; (4) the commutation or termination of any of the foregoing listed in clauses (1), (2) and (3); (5) any commutation of an EIB Policy, any general release by EIB of the XL Parties’ obligations with respect to an EIB Guarantee, or any guaranty by a creditworthy entity reasonably acceptable to the XL Parties of the XL Parties’ obligations under any EIB Guarantee, each in accordance with this Agreement; or (6) commutation or amendment of any agreement listed on Schedule 2.04 pursuant to or in accordance with this Agreement; or (B) conduct occurring on or prior to the Closing with respect to this Agreement and the Transactions; provided, however, that nothing in this Section 2.05(c) releases any SCA Party or any XL Party from fraud or intentional misconduct; provided, further, that with respect to both clauses (A) and (B), the provisions of this paragraph shall not discharge any obligation of any of the SCA Parties or XL Parties that has been undertaken or imposed by the express terms of this Agreement, any Ancillary Agreement or any other written agreement under which such CDS Counterparty has any rights (whether as a party or otherwise) or otherwise amend existing credit default swaps to which such CDS Counterparty is a party.

                    (d) The Parties acknowledge and agree that (A) the SCA Parties shall not be responsible for the performance, or lack thereof, of any other Party’s obligations pursuant to this Agreement or the Ancillary Agreements, (B) the XL Parties shall not be responsible for the performance, or lack thereof, of any other Party’s obligations pursuant to this Agreement or the Ancillary Agreements and (C) a CDS Counterparty shall not be responsible for the performance, or lack thereof, of any other Party’s obligations pursuant to this Agreement or the Ancillary Agreements.

                    (e) Waiver of Statutory Rights. In connection with the releases granted herein, each of the Parties hereby waives all rights conferred by the provisions of California Civil Code Section 1542 and/or any similar state or federal law. California Civil Code § 1542 provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST

HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Parties understand and acknowledge the significance and consequence of their waiver of § 1542 of the California Civil Code, as well as any other federal or state statute or common law principle of similar effect, and acknowledge that this waiver is a material inducement to and consideration for each Party’s execution of this Agreement; provided, however, the provisions of this paragraph shall not discharge any obligation of any of the Parties that has been undertaken or imposed by the express terms of this Agreement, any Ancillary or any other written agreement to which such Party is a party.

                    Section 2.06 Consideration. At the Closing, the XL Parties shall (i) pay to the SCA Parties an aggregate amount (inclusive of any amounts specified within the XL/SCA Commutation Agreements) equal to One Billion, Seven Hundred and Seventy-Five Million Dollars ($1,775,000,000) (the “Cash Consideration Amount”), which will be paid to each of the SCA Parties in the amounts set forth on Schedule 2.06(a); (ii) issue and transfer to the SCA Parties, free and clear of any Liens, an aggregate of eight million (8,000,000) shares of XL’s Class A Ordinary Shares, par value $0.01 per share (the “Stock Consideration”), which will be transferred to each of the SCA Parties in the number of shares set forth on Schedule 2.06(b), pursuant to the terms of the Subscription Agreement and the XL Stock Resale and Registration Rights Agreement; and (iii) subject to Section 2.10, transfer to the SCA Shareholder Entity, free and clear of any Liens, all of the XL Owned SCA Common Shares to be held in accordance with the terms of the Declaration of Trust (the XL Owned SCA Common Shares, together with the Cash Consideration Amount and the Stock Consideration, the “Consideration”).

                    Section 2.07 Closing. (a) Subject to (i) satisfaction or waiver of all conditions to the obligations of the parties set forth in Article VII (other than those conditions anticipated to occur at Closing) and (ii) the completion of an XL Public Offering, the closing of the commutations, terminations and releases that are the subject of this Agreement (the “Closing”) will be held at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153 at 10:00 a.m., New York time, on the same Business Day as the completion of an XL Public Offering, or at such other place or at such other time or on such other date as the Parties may mutually agree upon in writing. Notwithstanding anything to the contrary contained herein, under no circumstances will the XL Parties have any obligation to consummate any of the Transactions required to be completed on or prior to the Closing until the completion of an XL Public Offering.

                    (b) All of the actions to be taken at Closing will be deemed to occur simultaneously, except that the Cash Consideration Amount to be received by XLFA shall be received prior to the XLFA Redomestication, and the commutation of the Quota Share Treaty shall occur after the XLFA Redomestication.

                    Section 2.08 Closing Deliveries by the SCA Parties. (a) At Closing, the SCA Parties shall deliver or cause to be delivered to the XL Parties:

                    (i) receipt for the Cash Consideration Amount and the Stock Consideration received by the applicable SCA Parties;

                    (ii) the Subscription Agreement executed by each SCA Party which is a party thereto;

                    (iii) the XL Stock Resale and Registration Rights Agreement executed by each SCA Party which is a party thereto;

                    (iv) the 2001 Facultative Quota Share Commutation Agreement executed by each SCA Party which is a party thereto;

                    (v) the Excess of Loss Commutation Agreement executed by each SCA Party which is a party thereto;

                    (vi) the Adverse Development Cover Commutation Agreement executed by each SCA Party which is a party thereto;

                    (vii) the Facultative Master Certificate Commutation Agreement executed by each SCA Party which is a party thereto;

                    (viii) a true and complete original copy of a fully executed Quota Share Treaty Commutation Agreement;

                    (ix) the Transition Agreement Amendment executed by each SCA Party which is a party thereto; and

                    (x) an SCA Shareholder Entity Formation Conditions Certificate, if the SCA Shareholder Entity Formation Conditions have been satisfied.

                    (b) At Closing, the SCA Parties shall deliver or cause to be delivered to the XL Parties and the CDS Counterparties a true and complete copy, certified by the Secretary or Director of each of the SCA Parties, of the resolutions duly and validly adopted by the Boards of Directors (or, in the case of each portfolio trust that is an SCA Party, a direction letter authorized by its unitholder) of each of the SCA Parties evidencing its authorization of the execution and delivery of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the Transactions.

                    Section 2.09 Closing Deliveries by the XL Parties. (a) At Closing, the XL Parties shall deliver to the SCA Parties:

          (i) the Cash Consideration Amount by wire transfer in immediately available funds to a bank account or bank accounts of XLFA or XLCA (and, for the avoidance of doubt, no other entity) as SCA may direct, consistent with the allocation of the Cash Consideration Amount attached hereto as Schedule 2.06(a), in writing to XL at least three days prior to Closing;

          (ii) stock certificates evidencing the Stock Consideration registered in the names of those SCA Parties designated on Schedule 2.06(b), together with an executed share transfer form evidencing the transfer of the XL Owned SCA Common Shares;

(iii) the Subscription Agreement executed by each XL Party which is a party thereto;

(iv) the XL Stock Resale and Registration Rights Agreement executed by each XL Party which is a party thereto;

(v) the 2001 Facultative Quota Share Commutation Agreement executed by each XL Party which is a party thereto;

(vi) the Excess of Loss Commutation Agreement executed by each XL Party which is a party thereto;

(vii) the Adverse Development Cover Commutation Agreement executed by each XL Party which is a party thereto;

(viii) the Facultative Master Certificate Commutation Agreement executed by each XL Party which is a party thereto; and

(ix) the Transition Agreement Amendment executed by each XL Party which is a party thereto.

                    (b) At Closing, the XL Parties shall deliver to the SCA Parties and the CDS Counterparties a true and complete copy, certified by the Secretary or Director of each of the XL Parties, of the resolutions duly and validly adopted by the Boards of Directors of each of the XL Parties evidencing its authorization of the execution and delivery of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the Transactions.

                    (c) At Closing, but subject to Section 2.10, the XL Parties shall cause the XL Owned SCA Common Shares (together with certificates evidencing such XL Owned SCA Common Shares and stock powers duly endorsed in blank to be transferred to the SCA Shareholder Entity, which will be owned and managed pursuant to the terms of the Declaration of Trust.

                    Section 2.10 Escrow. Notwithstanding anything to the contrary contained in this Agreement, if XL does not receive an SCA Shareholder Entity Formation Conditions Certificate from the SCA Parties in accordance with Section 2.08(a) at or prior to the Closing, the XL Parties shall, at Closing, deposit with the Escrow Agent certificates evidencing all of the XL Owned SCA Common Shares, free and clear of any Liens, together with stock powers duly endorsed in blank, which are to be held by the Escrow Agent until released in accordance with the Escrow Agreement. From and after delivery of such certificates to the Escrow Agent at Closing, the XL Parties shall refrain from exercising, and hereby irrevocably disclaim, any and all voting, economic or other rights with respect to the XL Owned SCA Common Shares, and the XL Parties will have no liability or further obligations to the SCA Parties or the CDS Counterparties thereafter with respect to the XL Owned SCA Common Shares.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SCA PARTIES

                    The SCA Parties hereby jointly and severally represent and warrant to each of the XL Parties and CDS Counterparties as follows:

                    Section 3.01 Organization, Authority and Qualification of the SCA Parties. Each of the SCA Parties is a corporation, company or business entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and has all necessary power and authority to enter into this Agreement and the Ancillary Agreements to which it may be a party, to carry out its obligations hereunder and thereunder and to consummate the Transactions. Except as set forth in Section 3.01 of the SCA Parties’ Disclosure Schedule, each of the SCA Parties is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary. The execution and delivery of this Agreement and the Ancillary Agreements to which each SCA Party is a party, the performance by each SCA Party of its obligations hereunder and thereunder and the consummation by each SCA Party of the Transactions have been duly authorized by all requisite action on the part of each SCA Party and its shareholders. This Agreement, the Transition Agreement Amendment, the SCA Shareholder Entity Agreement and each Transaction have been approved by an independent committee of SCA’s Board of Directors that did not include any member that was nominated to SCA’s Board by any of the XL Parties, and this Agreement and each Ancillary Agreement and Transaction to which each other SCA Party is a party has been approved by such SCA Party’s Board of Directors (or, in the case of each portfolio trust that is an SCA Party, a direction letter authorized by its unitholder) or other appropriate authorizing body or Person. This Agreement has been, and, upon their execution, the Ancillary Agreements to which each SCA Party is a party shall have been, duly executed and delivered by each SCA Party, and, assuming due authorization, execution and delivery by each of the XL Parties and CDS Counterparties and receipt of all consents and approvals by Governmental Authorities as required by Law, this Agreement constitutes, and, upon their execution, the Ancillary Agreements shall constitute, legal, valid and binding obligations of the SCA Parties enforceable against each of the SCA Parties in accordance with their respective terms, subject to remedies under applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights.

                    Section 3.02 No Conflict. Assuming the making and obtaining of all filings, notifications, consents, approvals, authorizations and other actions referred to in Section 3.03, the execution, delivery and performance by each of the SCA Parties of this Agreement and the Ancillary Agreements to which it is a party do not and will not (a) violate, conflict with or result in the breach of any provision of the Certificate of Incorporation or Bye-Laws (or similar organizational documents) of any SCA Party, (b) conflict with or violate any Law or Governmental Order applicable to any of the SCA Parties or any of their assets, properties or businesses or, (c) except as set forth in Section 3.02 of the SCA Parties’ Disclosure Schedule, conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage, indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which any SCA Party is a party, which would adversely affect the ability of any SCA Party to carry out its obligations under this Agreement or any Ancillary Agreement or to consummate the Transactions.

                    Section 3.03 Governmental Consents and Approvals. (a) The execution, delivery and performance of this Agreement and each Ancillary Agreement to which any SCA Party is a party by the SCA Parties does not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any Governmental Authority, except as described in Section 3.03 of the SCA Parties’ Disclosure Schedule.

                    (b) The SCA Parties sought and obtained (other than with respect to obtaining confirmation from the NYID, the Delaware Insurance Department and the UK FSA that they do not object to the transfer of the XL Owned SCA Common Shares to the SCA Shareholder Entity, which confirmation will be sought and is anticipated to be obtained promptly after the completion of the documentation related to the Shareholder Entity) approval of this Agreement and each commutation or other Transaction to which XLCA is a party from the NYID on the grounds that (among other things) they are collectively, and each is individually, fair and equitable. The SCA Parties have obtained (other than with respect to obtaining confirmation from the NYID, the Delaware Insurance Department and the UK FSA that they do not object to the transfer of the XL Owned SCA Common Shares to the SCA Shareholder Entity, which confirmation will be sought and is anticipated to be obtained promptly after the completion of the documentation related to the Shareholder Entity) or completed all consents, approvals, authorizations, orders, actions, filings or notifications listed on Section 3.03 of the SCA Parties’ Disclosure Schedule. The SCA Parties have provided true and correct copies of such approvals to the XL Parties. To the Knowledge of SCA, approvals have not been rescinded, modified or amended in any way.

                    Section 3.04 Financial Information. (a) True and complete copies of the Financial Statements have been delivered by the SCA Parties to the XL Parties and CDS Counterparties. The Financial Statements (i) were prepared in accordance with the books of account and other financial records of the SCA Parties and (ii) present fairly the financial condition and results of operations of the SCA Parties as of the dates thereof or for the periods covered thereby. The GAAP Financial Statements have been prepared in accordance with GAAP applied on a basis consistent with past practices. The XLCA Statutory Financial Statements have been prepared in accordance with New York State statutory accounting principles applied on a basis consistent with past practices. The XLFA Statutory Financial Statements have been prepared in accordance with Bermuda statutory accounting principles applied on a basis consistent with past practices.

                    (b) True and complete copies of all pro forma balance sheets of the SCA Parties and any related statements of income, retained earnings, stockholders’ equity, changes in financial position and related notes and schedules thereto, prepared to reflect each of the SCA Parties’ financial condition after giving effect to the Transactions and provided to the NYID, have been delivered by the SCA Parties to the XL Parties and the CDS Counterparties.

                    Section 3.05 Compliance with Laws. (a) There is no violation of Law by any SCA Party that has, or, if known by an appropriate Governmental Authority, could reasonably be expected to adversely affect the legality, validity or enforceability of this Agreement, any Ancillary Agreement or the consummation of the Transactions and (b) except as provided in Section 3.05 of the SCA Parties’ Disclosure Schedule, there is no Governmental Order that is applicable to any SCA Party that has or could reasonably be expected to adversely affect the legality, validity or enforceability of this Agreement, any Ancillary Agreement or the consummation of the Transactions.

                    Section 3.06 Effect of Commutations. As of the Closing, as a result of (i) commutation of the Quota Share Treaty pursuant to the Quota Share Commutation Agreement and (ii) commutation of the Financial Security Master Facultative Agreement, the Guarantee and the Financial Security Guarantee shall no longer have any force or effect and for all purposes shall be considered a nullity. If any of the EIB Policies are commutated, then each EIB Guarantee that guarantees XLCA’s obligations under each commuted EIB Policy will no longer have any force or effect and will, for all purposes, be considered a nullity.

                    Section 3.07 Litigation. No Action by or against any of the SCA Parties is pending or, to the Knowledge of SCA, threatened, which could reasonably be expected to affect the legality, validity or enforceability of this Agreement, any Ancillary Agreement or the consummation of the Transactions.

                    Section 3.08 Placement of Stock Consideration. Each of the SCA Parties that will acquire a portion of the Stock Consideration:

                    (a) is acquiring the Stock Consideration for investment purposes only and not with a view to or for distributing or reselling such Stock Consideration or any part thereof, without prejudice, however, to such SCA Party’s right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Stock Consideration pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities or “blue sky” Laws. Each such SCA Party understands that it must bear the economic risk of this investment indefinitely, unless the Stock Consideration is registered pursuant to the Securities Act and any applicable state securities or “blue sky” Laws or an exemption from such registration is available. None of the SCA Parties has any intention of participating in the formulation, determination, or direction of the basic business decisions of any of the XL Parties;

                    (b) at the time it was first offered the Stock Consideration was, and at the date hereof is, an “accredited investor” as defined in Rule 501(a) under the Securities Act;

                    (c) understands that the Stock Consideration is being offered and provided as partial consideration to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities or “blue sky” Laws, and that the XL Parties are relying upon the truth and accuracy of, and such SCA Party’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such SCA Party set forth herein in order to determine the availability of such exemptions and the eligibility of such SCA Party to acquire the Stock Consideration;

                    (d) has, either alone or together with its representatives, such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Stock Consideration, and has so evaluated the merits and risks of such investment. Such SCA Party understands that an investment in the Stock Consideration involves a high degree of risk that could result in complete loss, is able to bear the economic risk of an investment in the Stock Consideration and, at the present time, is able to afford a complete loss of such investment;

                    (e) is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the acquisition of the Stock Consideration. Such SCA Party acknowledges that it has (i) access to XL’s disclosures about its Class A Ordinary Shares made in XL’s filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for its last completed fiscal year, its Quarterly Reports on Form 10-Q for its latest fiscal quarters, and any Current Report on Form 8-K filed by XL since the date of its last respective Annual Report on Form 10-K for its last completed fiscal year; (ii) access to information about XL and its financial condition, results of operations, business, properties, management and prospects contained in an offering memorandum related to the issuance of the Stock Consideration provided to the SCA Parties; and (iii) adequate access and opportunity to discuss the investment opportunity with the management of the XL Parties;

                    (f) in connection with its acceptance of the Stock Consideration, has not relied upon any representations made by, or other information (whether oral or written) furnished by or on behalf of, any of the XL Parties other than as set forth in this Agreement, the Ancillary Agreements or XL’s filings with the SEC or an offering memorandum related to the issuance of the stock consideration provided to the SCA Parties.

                    (g) acknowledges that the Stock Consideration was offered and will be issued to the SCA Parties without any general solicitation or general advertising, including any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

                    (h) understands that nothing in this Agreement or any other materials presented by or on behalf of XL to the SCA Parties in connection with the issuance of the Stock Consideration constitutes legal, tax or investment advice. Each SCA Party has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its receipt of the Stock Consideration; and

                    (i) if located or domiciled outside the United States, has complied with all Laws in each foreign jurisdiction in which it will receive or be the record or beneficial owner of the Stock Consideration.

                    Section 3.09 Regulatory Approvals. The NYID has approved in writing the terms of this Agreement and any Transaction to which XLCA is a party, including the Quota Share Treaty Commutation Agreement, pursuant to applicable Law, including Section 1505 of the New York Insurance Law. The BMA has approved in writing the terms of this Agreement as they relate to XLFA prior to the XLFA Redomestication. The UK FSA has been provided a copy of this Agreement and has raised no objection to XLCAUK entering into this Agreement, and the UK FSA has confirmed in writing that the 14-day waiting period applicable under the Letter of Undertaking, dated May 20, 2008, will not apply to XLCAUK’s execution of this Agreement. A copy of each such written approval has been delivered to the XL Parties and the CDS Counterparties and such written approvals have not been withdrawn, rescinded, revoked, amended or altered in any way. The SCA Parties have provided the NYID, the BMA and the UK FSA with all information the SCA Parties deemed material and all information requested by the NYID, the BMA or the UK FSA. All information provided by the SCA Parties to the NYID, the BMA or the UK FSA was true, correct and complete in all material respects. Notwithstanding anything to the contrary, the NYID, the BMA and the UK FSA have not confirmed that they are not objecting to the transfer of the XL Owned SCA Common Shares to the SCA Shareholder Entity but the SCA Parties will seek to obtain such confirmations promptly and anticipate that such confirmations will be obtained promptly after the completion of the documentation related to the Shareholder Entity.

                    Section 3.10 MLI CDS Agreements. The SCA Parties have entered into an agreement with Merrill Lynch International (“MLI”) pursuant to which MLI will terminate the MLI CDS Agreements prior to or simultaneously with the Closing (the “MLI Agreement”). A true and correct copy of the MLI Agreement has been delivered to the XL Parties. The MLI Agreement remains in full force and effect and has not been amended, waived, terminated or repealed in any way. The amount of consideration for the termination of the MLI CDS Agreements pursuant to the MLI Agreement is no greater than $500 million in the aggregate together with the release of all claims related to such MLI CDS Agreements.

                    Section 3.11 Financial Security Master Facultative Commutation Agreement. The SCA Parties have entered into an agreement with Financial Security pursuant to which the Financial Security Master Facultative Agreement will be commuted prior to, or simultaneously with, the Closing. A true and correct copy of the Financial Security Master Facultative Commutation Agreement has been delivered to the XL Parties. The Financial Security Master Facultative Commutation Agreement remains in full force and effect and has not been amended, waived, terminated or repealed in any way.

                    Section 3.12 Third-Party Agreements. None of the transactions contemplated by Section 2.04 and listed on Schedule 2.04 is between any SCA Party or any of its affiliates, officers, directors, employees, agents, counsel, sub-contractors or other representatives or related parties, on the one hand, and any other SCA Party or any of its affiliates, officers, directors, employees, agents, counsel, sub-contractors or other representatives or related parties, on the other hand.

                    Section 3.13 Brokers. Except for Rothschild & Sons Limited, whose fees will be paid exclusively by the SCA Parties, no broker, advisor, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the SCA Parties.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE XL PARTIES

                    The XL Parties hereby jointly and severally represent and warrant to each of the SCA Parties and the CDS Counterparties as follows:

                    Section 4.01 Organization and Authority of the XL Parties. Each of the XL Parties is a corporation, company or business entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and has all necessary power and authority to enter into this Agreement and the Ancillary Agreements to which it may be a party, to carry out its obligations hereunder and thereunder and to consummate the Transactions. Each of the XL Parties is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary. The execution and delivery of this Agreement and the Ancillary Agreements to which each XL Party is a party, the performance by each XL Party of its obligations hereunder and thereunder, and the consummation by each XL Party of the Transactions have been duly authorized by all requisite action on the part of each XL Party. This Agreement has been, and, upon the execution of the Ancillary Agreements to which each XL Party is a party, shall have been, duly executed and delivered by each XL Party, and, assuming due authorization, execution and delivery by each of the SCA Parties and CDS Counterparties and receipt of all consents and approvals by Governmental Authorities as required by Law, this Agreement constitutes, and upon their execution, the Ancillary Agreements shall constitute, legal, valid and binding obligations of the XL Parties enforceable against each of the XL Parties in accordance with their respective terms, subject to remedies under applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights.

                    Section 4.02 No Conflict. Assuming the making and obtaining of all filings, notifications, consents, approvals, authorizations and other actions referred to in Section 4.03, the execution, delivery and performance by each of the XL Parties of this Agreement and the Ancillary Agreements to which it is a party do not and will not (a) violate, conflict with or result in the breach of any provision of the Certificate of Incorporation or Bye-Laws (or similar organizational documents) of each XL Party, (b) conflict with or violate any Law or Governmental Order applicable to any XL Party or (c) except as set forth in Section 4.02 of the XL Parties’ Disclosure Schedule, conflict with, or result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage, indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which any XL Party is a party, which would adversely affect the ability of any XL Party to carry out its obligations under this Agreement or any Ancillary Agreement and to consummate the Transactions.

                    Section 4.03 Governmental Consents and Approvals. (a) The execution, delivery and performance of this Agreement and each Ancillary Agreement to which it is a party by each of the XL Parties does not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority, except as described in Section 4.03 of the XL Parties’ Disclosure Schedule.

                     (b) The XL Parties sought and obtained approval of this Agreement and each commutation or other Transaction to which XLRA is a party from the NYID on the grounds that (among other things) they are collectively, and each is individually, fair and equitable. The XL Parties have provided true and correct copies of such approval to the SCA Parties. To the knowledge of XL’s executive officers, after due inquiry, such approval has not been rescinded, modified or amended in any way.

                    Section 4.04 Capitalization. (a) Section 4.04(a) of the XL Parties’ Disclosure Schedule sets forth the type and number of authorized equity securities of XL and the type and number of such equity securities that are issued and outstanding as at July 25, 2008.

                     (b) All issued and outstanding shares of XL’s capital stock as at July 28, 2008 have been duly authorized for issuance, are validly issued and are fully paid and nonassessable. The Stock Consideration has been duly authorized and, upon issuance to the SCA Parties pursuant to the terms of this Agreement and the Subscription Agreement, will be validly issued, fully paid and nonassessable, free and clear of all Liens other than those contained in applicable securities Laws.

                    Section 4.05 XL Owned SCA Common Shares. XLI is the record and beneficial owner of the XL Owned SCA Common Shares, free and clear of any and all Liens other than restrictions on transfer imposed by applicable securities and insurance Laws, has all right, title and interest in and to the XL Owned SCA Common Shares and has all requisite power and authority to sell, assign, transfer and deliver the XL Owned SCA Common Shares, free and clear of all Liens other than restrictions on transfer contained in applicable securities or insurance Laws, or deposit with the Escrow Agent certificates evidencing all of the XL Owned SCA Common Shares, free and clear of any Liens, together with stock powers duly endorsed in blank pursuant to Section 2.10, as the case may be, to the SCA Shareholder Entity.

                    Section 4.06 Litigation. No Action by or against any of the XL Parties is pending or, to the actual knowledge of each of the XL Parties after due inquiry, threatened, which could reasonably be expected to affect the legality, validity or enforceability of this Agreement, any Ancillary Agreement or the consummation of the Transactions.

                    Section 4.07 Regulatory Approvals. The NYID has approved in writing the terms of this Agreement and any Transaction to which XLRA is a party, including the Adverse Development Cover Commutation Agreement, pursuant to applicable Law, including Section 1505 of the New York State Insurance Laws. A copy of each such written approval has been delivered to the SCA Parties and the CDS Counterparties and such written approvals have not been withdrawn, rescinded, revoked, amended or altered. The XL Parties have provided the NYID, the BMA and the UK FSA with all information the XL Parties deemed material and all information requested by the NYID, the BMA or the UK FSA. All information provided by the XL Parties to the NYID, the BMA or the UK FSA was true, correct and complete in all material respects.

                    Section 4.08 Brokers. Except for The Blackstone Group L.P. whose fees will be paid exclusively by the XL Parties, no broker, advisor, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions (other than in respect of the XL Public Offering) based upon arrangements made by or on behalf of the XL Parties.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE CDS COUNTERPARTIES

                    Each of the CDS Counterparties hereby represents and warrants as to itself only, and neither jointly nor jointly and severally with the other CDS Counterparties, to each of the XL Parties and SCA Parties as follows:

                    Section 5.01 Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, is in good standing.

                    Section 5.02 Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement (including the Ancillary Agreements to which it is a party), to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver, and to perform its obligations under this Agreement, and it has taken all necessary action to authorize such execution, delivery and performance.

                    Section 5.03 No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets.

                    Section 5.04 Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

                    Section 5.05 Obligations Binding. Its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar Laws affecting creditors’ rights generally, and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at Law)).

                    Section 5.06 Absence of Litigation. There is no pending, and it has not received written threat of any action, suit or proceeding at Law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability of this Agreement against it or its ability to perform its obligations under this Agreement.

                    Section 5.07 Consent to Transactions. It consents to the effect of the consummation of the covenants contained in this Agreement and the Ancillary Agreements, including (i) the commutation of the Quota Share Treaty pursuant to the Quota Share Commutation Agreement, (ii) the commutation of the Financial Security Master Facultative Agreement, (iii) the commutation of any EIB Policy in accordance with Section 6.05(c) and (iv) as a consequence of the foregoing, the effective nullity of the Guarantee and the Financial Security Guarantee and, if any EIB Policy is commuted, the EIB Guarantee that guarantees XLCA’s obligation under such commuted EIB Policy, such that each has no further force or effect.

Section 5.08 Ownership of Insurance Instruments. (a) It has:

          (i) provided to the SCA Parties a written list (prepared in good faith by, and reflecting the best belief of, an officer of such CDS Counterparty) of (A) those credit default swap agreements with XLCA or Affiliates of XLCA to which such CDS Counterparty is party, and of which such CDS Counterparty is a beneficial owner, at the time it became a Party and (B) the notional amount of each such credit default swap agreement; or

          (ii) confirmed in writing by an officer of such CDS Counterparty, to the best belief of such confirming officer, a list provided by the SCA Parties of (A) those credit default swap agreements with XLCA or Affiliates of XLCA to which such CDS Counterparty is party, and of which such CDS Counterparty is a beneficial owner, at the time it became a Party and (B) the notional amount of each such credit default swap agreement.

                    (b) For an abundance of clarity, the foregoing representations and warranties contained in Section 5.08(a) only reflect the best belief of the officer of the CDS Counterparty preparing the list or confirming a list prepared by SCA. The CDS Counterparty is not making any representation or warranty that is not qualified by the best belief of such officer, and it will not be bound by or subject to liability based on any inaccuracy contained in any such list that ultimately results from such officer’s best belief being inadvertently inaccurate.

                    Section 5.09 Brokers. Except for the CDS Financial Advisor and BlackRock, whose fees will be paid exclusively by the SCA Parties, no broker, advisor, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission from it in connection with the Transactions based upon arrangements made by or on behalf of any of the CDS Counterparties.

ARTICLE VI

ADDITIONAL AGREEMENTS

                    Section 6.01 Public Disclosure and Confidentiality. (a) No SCA Party or XL Party shall make or permit any of its officers, employees, agents, counsel, sub-contractors or other representatives to make any public disclosure simultaneously with, or close in time to, the execution of this Agreement or the Closing, other than in conjunction with an XL Public

Offering (such information disclosed in conjunction with an XL Public Offering to be pursuant to a Quarterly Report on Form 10-Q, a Current Report on Form 8-K, a prospectus supplement, or other material that complies with the requirements of the Securities Act, including any press release, other material or internet postings) regarding the existence or terms of this Agreement, to any person or company or to the public, without the prior written consent of the other Parties subject to this Section 6.01, such consent not to be unreasonably withheld or delayed; provided, further, that XL and any of its officers, employees, agents, counsels, sub-contractors or other representatives (expressly including any investment banks) may make disclosures relating to the existence and terms of this Agreement and the Transactions to rating agencies and potential investors in connection with the marketing of an XL Public Offering, including, for the avoidance of doubt, information relating to the reinsurance agreements and guarantees being terminated pursuant to this Agreement such as exposures, valuations and other data; provided, further, that if a disclosure is required by Law, the SCA Party or the XL Party so required may make such disclosure so long as (i) it uses its reasonable best efforts to reasonably cooperate as to the timing and content of such disclosure to the extent reasonably practicable without violating any Law and (ii) other than with respect to press releases, securities filings and similar public disclosure or disclosures in conjunction with an XL Public Offering, it reasonably cooperates with any other SCA Party or XL Party seeking to obtain a protective order concerning such disclosure if such XL Party or SCA Party requesting cooperation shall pay for all reasonable fees and expenses, including legal fees, associated with such cooperation.

                    (b) Past Confidential Information. The SCA Parties and their officers, employees, agents, counsel, sub-contractors and other representatives, as a group, and the XL Parties and their officers, employees, agents, counsel, sub-contractors and other representatives, as a group, agree to keep confidential within their groups any information received prior to Closing from any Party in the other group pursuant to a confidentiality agreement, arrangement or understanding in place prior to Closing between the SCA Parties and the XL Parties that was commuted or terminated pursuant to Sections 2.01, 2.02 or 2.03 of this Agreement or set forth in Part II of Schedule 1.01(b) (“Confidential Information”), including information about exposure, claims, mark or other information related to an individual CDS Counterparty; provided, that Confidential Information will not include any information that (i) was publicly available prior to its disclosure to a member of the group receiving the Confidential Information (a “Receiving Group”), (ii) was known to a member of the Receiving Group prior to disclosure by a member of the group providing the Confidential Information (a “Providing Group”) and was not received under obligations of confidentiality or from a Person obligated to keep such information confidential or (iii) is or becomes available to the Receiving Group on a nonconfidential basis from a source other than the Providing Group or its agents, provided, that such other Person is not bound by a confidentiality agreement with the Providing Group, provided, further, that XL and any of its officers, employees, agents, counsels, sub-contractors or other representatives (expressly including any investment banks) may make disclosures relating to the existence and terms of this Agreement and the transactions contemplated in this Agreement to rating agencies and investors in connection with the marketing of an XL Public Offering, including, for the avoidance of doubt, information relating to the reinsurance agreements and guarantees being terminated pursuant to this Agreement such as exposures, valuations and other data. In the event that any Party subject to this Section 6.01(b), or such Party’s agents, becomes legally compelled by deposition, subpoena, or other court or action by a Governmental Authority to disclose any of the Confidential Information covered by this Agreement, the Receiving Group with which such

Party is associated is permitted to make such disclosure of Confidential Information as it determines is reasonably necessary, upon consultation with counsel, to comply with applicable Laws; provided, that such Receiving Group makes a reasonable effort to provide the Providing Group with prompt written notice to that effect and such Receiving Group reasonably cooperates with the Providing Group if the Providing Group seeks to obtain a protective order concerning such Confidential Information, provided, that the Providing Group pays for all of the Receiving Group’s fees and expenses, including legal fees, associated with such cooperation. Notwithstanding anything contained in any other agreement, arrangement or understanding between the SCA Parties and the XL Parties, (i) the XL Parties may disclose Confidential Information, as reasonably needed, to any other XL Party, any nationally recognized rating agency then providing a financial strength rating for any XL Party or any officer, employee, agent, counselor, sub-contractor and other representative of any such agency or any XL Party, (ii) the SCA Parties may disclose Confidential Information, as reasonably needed, to any other SCA Party, any nationally recognized rating agency then providing a financial strength rating for any SCA Party, or any officer, employee, agent, counselor, sub-contractor and other representative of any such agency or any SCA Party and (iii) this Section 6.01(b) supersedes all prior confidentiality rights and obligations between the SCA Parties and the XL Parties with respect to “Confidential Information,” as defined above.

                    (c) Regulatory Compliance. The SCA Parties will provide the XL Parties, at the XL Parties’ sole cost and expense, upon reasonable notice and during normal business hours, all documents, files, books and records and reasonable access to, and will request reasonable cooperation from, all employees of the SCA Parties, as the XL Parties may reasonably request from time to time, for the limited use by the XL Parties in compliance with any legal, regulatory, accounting, or audit requirement or examination. The XL Parties will provide the SCA Parties, at the SCA Parties’ sole cost and expense, upon reasonable notice and during normal business hours, all documents, files, books and records and reasonable access to, and will request reasonable cooperation from, all employees of the XL Parties, as the SCA Parties may reasonably request from time to time, for the limited use by the SCA Parties in compliance with any legal, regulatory, accounting, or audit requirement or examination. The XL Parties and the SCA Parties will treat all information received pursuant to this Section 6.01(c) as if it were Confidential Information subject to Section 6.01(b).

                    Section 6.02 Regulatory and Other Authorizations; Notices and Consents. The SCA Parties and the XL Parties shall use their reasonable best efforts to obtain and maintain all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may be or become necessary for the execution and delivery of, and the performance of their obligations pursuant to, this Agreement and the Ancillary Agreements, and will reasonably cooperate with the other SCA Parties and XL Parties in promptly seeking to obtain all such authorizations, consents, orders and approvals. Each of the SCA Parties and XL Parties shall use reasonable best efforts to resolve objections, if any, as may be asserted by any Governmental Authority with respect to the Transactions under any Law. In connection therewith, if any Action is instituted (or threatened to be instituted) challenging any Transaction as violative of any Law, subject to and in accordance with Section 6.11, the SCA Parties and the XL Parties shall use their reasonable best efforts and reasonably cooperate with one another to contest and resist any such Action and to have vacated, lifted, reversed, or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents, or restricts consummation of the Transactions, including by pursuing all available avenues of administrative and judicial appeal, unless, by mutual agreement, the SCA Parties and the XL Parties decide that litigation is not in their respective best interests.

                    Section 6.03 Notice of Developments. Prior to the Closing, each Party shall promptly notify the other Parties in writing of all events, circumstances, facts and occurrences arising subsequent to the date of this Agreement which could reasonably be expected to result in any material breach of a representation or warranty or covenant of such Party contained in this Agreement or which could have the effect of making any material representation or warranty of such Party contained in this Agreement untrue or incorrect in any respect.

                    Section 6.04 MLI ABS CDO Credit Default Swap Agreements. Prior to the Closing, the SCA Parties shall not amend, alter, waive or repeal any of the terms of the MLI CDS Agreement without the prior written approval of the XL Parties.

                    Section 6.05 Third-Party Reinsurance Agreements. (a) The SCA Parties shall (i) provide the XL Parties with copies of all documents, files, books and records relating to any Third-Party Reinsurance Agreement for so long as it remains in force as reasonably requested by the XL Parties from time to time, and reasonable access to, and will request reasonable cooperation from, upon reasonable notice during normal business hours, all employees of the SCA Parties whose employment responsibilities are related to any Third-Party Reinsurance Agreement for so long as it remains in force and (ii) subject to any applicable Law, pay all claims under any Third-Party Reinsurance Agreement for so long as it remains in force as they become due, other than claims reasonably contested by the SCA Parties in good faith.

                     (b) Prior to the Closing, the SCA Parties shall not amend, alter, waive or repeal any of the terms of the Financial Security Master Facultative Commutation Agreement without the prior written approval of the XL Parties.

                     (c) The SCA Parties shall use their commercially reasonable efforts to commute each of the EIB Policies and fully and finally extinguish each Person’s rights and obligations thereunder pursuant to commutation and release agreements in forms reasonably satisfactory to the XL Parties or effectuate another EIB Resolution Event; provided, however, that the use of such commercially reasonable efforts shall not require the SCA Parties to pay amounts in excess of those set forth in a letter delivered concurrently herewith to the XL Parties and the CDS Financial Advisor. Until an EIB Resolution Event occurs, XLCA shall (i) refrain from novating or assigning the EIB Policies to any Person, provided, that it may reinsure the EIB Policies as it sees fit and (ii) refrain from selling, leasing, assigning, reinsuring or transferring in any way (whether in one transaction or a series of related transactions) a majority of its assets to any Person, unless either (A) the EIB Policies are sold, leased, assigned, reinsured or transferred (as the case may be) with all or substantially all of such assets to the Person purchasing, leasing, reinsuring, or receiving all or substantially all of such assets or (B) the XL Parties provide their consent, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, nothing in this paragraph shall in any way restrict or limit the SCA Parties from selling, leasing, assigning, reinsuring, transferring or otherwise disposing of, in any manner (whether in one or more transactions) the public finance business of the SCA Parties.

                    Section 6.06 Ownership of Insurance Instruments. (a) On and as of the date hereof, and on the Closing Date (at a time prior to the Closing) and as of the Closing, the SCA Parties shall provide written notice to the XL Parties setting forth, to the Knowledge of SCA, the then current aggregate notional value of all credit default swap agreements with XLCA or Affiliates of XLCA of which the CDS Counterparties have either represented in writing to the SCA Parties in accordance with Section 5.08 or confirmed in writing to the SCA Parties in accordance with Section 5.08, as being a party thereto and a beneficial owner thereof.

                     (b) Each CDS Counterparty, in respect of itself, agrees that, prior to Closing, it will not sell or transfer in any way any right to or title in any credit default swap agreement with XLCA or an Affiliate of XLCA in which such CDS Counterparty has beneficial ownership, or to which it is party, unless the transferee agrees to become a Party to this Agreement pursuant to Section 9.04 by signing a joinder agreement immediately upon consummation of any such sale or transfer.

                    Section 6.07 Compliance with Securities Laws. If any SCA Party is or becomes the record or beneficial owner of any or all of the Stock Consideration, it will comply with all Laws applicable to the Transfer of any or all of the Stock Consideration.

                    Section 6.08 Passive Investor. For a period of two years from the Closing, none of the SCA Parties will take any action to participate in the formulation, determination or direction of the basic business decisions of any of the XL Parties.

                    Section 6.09 XL Owned SCA Common Shares Covenant. If any CDS Counterparty becomes the record or beneficial owner of any or all of the XL Owned SCA Common Shares, it will comply with all Laws applicable to the Transfer of any or all of the XL Owned SCA Common Shares.

                    Section 6.10 Forbearance. The Parties covenant and agree with each other and their respective Affiliates, successors and assigns, that:

(a) subsequent to the date hereof:

          (i) none of the SCA Parties shall hereinafter, for any reason whatsoever, demand, claim, file suit or initiate any Action against any of the XL Parties or the CDS Counterparties in respect of any rights released pursuant to Section 2.05(a);

          (ii) none of the XL Parties shall hereinafter, for any reason whatsoever, demand, claim, file suit or initiate any Action against any of the SCA Parties or the CDS Counterparties in respect of any rights released pursuant to Section 2.05(b); and

          (iii) none of the CDS Counterparties shall hereinafter, for any reason whatsoever, demand, claim, file suit or initiate any Action against any of the SCA Parties or the XL Parties in respect of any rights released pursuant to Section 2.05(c).

                     (b) Subsequent to the date hereof and until the earlier of (i) October 15, 2008 or (ii) the termination of this Agreement pursuant to Section 8.01, no CDS Counterparty will exercise any Triggered Enforcement Right to the extent triggered (or argued by any CDS

Counterparty to be triggered) as a result of the fact that any of the SCA Parties or any of their Affiliates (A) is or is becoming insolvent (either because its financial condition is such that the sum of its debts is greater than the fair market value of its assets, or because the fair saleable value of its assets is less than the amount required to pay its probable liabilities on its existing debts as they mature), (B) has or will have unreasonably small capital with which to engage in its business, (C) has or will have incurred debts beyond its ability to pay as they become due, (D) does not have or will not have an excess of required reserves and other liabilities over admitted assets, (E) has or will have insufficient assets to reinsure all outstanding risks with other solvent authorized assuming insurers after paying all accrued claims owed, (F) has a credit rating that has been downgraded or withdrawn by any rating agency, or has sold credit protection or provided a guarantee with respect to an asset-backed security or other reference obligation and the credit rating with respect to such asset-backed security or other reference obligation has been downgraded or withdrawn by any rating agency, (G) is a party to an agreement with or for the benefit of a CDS Counterparty where a cross-default or termination event has occurred or to the extent it results from the occurrence of an event described in clauses (A) through (F), or (H) has admitted in writing to any set of circumstances described in clauses (A) through (G); provided, that if any counterparty to a credit default swap agreement with XLCA or Affiliates of XLCA exercises a Triggered Enforcement Right in respect of such credit default swap as a result of the occurrence of an event described in clauses (A) through (E) or (H) (but solely with respect to clauses (A) through (E)), and the CDS Counterparties representing the Minimum Consenting CDS Counterparty Restructuring Threshold so elect in writing, this Section 6.10(b) shall no longer apply to any CDS Counterparty; provided, further that this sentence shall not apply with respect to any such Triggered Enforcement Right (x) withdrawn by such counterparty or deemed ineffective by a Governmental Authority within five (5) Business Days or (y) if the current payment obligation of the SCA Parties arising from the exercise of such Triggered Enforcement Right does not exceed $35 million with respect to any given counterparty. The SCA Parties shall give notice to the CDS Counterparties promptly after receiving notice of the exercise of a Triggered Enforcement Right.

                     (c) Subsequent to the date hereof and until the earlier of (i) Closing or (ii) the termination of this Agreement pursuant to Section 8.01, the XL Parties will not exercise any Triggered Enforcement Rights to the extent triggered as a result of the fact that any of the SCA Parties or any of their Affiliates (A) is or is becoming insolvent (either because its financial condition is such that the sum of its debts is greater than the fair market value of its assets or because the fair saleable value of its assets is less than the amount required to pay its probable liabilities on its existing debts as they mature), (B) has or will have unreasonably small capital with which to engage in its business and (C) has or will have incurred debts beyond its ability to pay as they become due, (D) does not have or will not have an excess of required reserves and other liabilities over admitted assets, (E) has or will have insufficient assets to reinsure all outstanding risks with other solvent authorized assuming insurers after paying all accrued claims owed, (F) has a credit rating that has been downgraded or withdrawn by any rating agency, or has sold credit protection or provided a guarantee with respect to an asset-backed security or other reference obligation and the credit rating with respect to such asset-backed security or other reference obligation has been downgraded or withdrawn by any rating agency, (G) is a party to an agreement with or for the benefit of a CDS Counterparty where a cross-default or termination event has occurred or to the extent it results from the occurrence of an event described in clauses

(A) through (F), or (H) has admitted in writing to any set of circumstances described in clauses (A) through (G).

                     (d) For the avoidance of doubt, nothing herein shall restrict or impair the exercise of Triggered Enforcement Rights by any CDS Counterparty or by any XL Party in the event that any of the SCA Parties or any of their Affiliates institutes or has instituted against it a proceeding relating to its insolvency, bankruptcy, rehabilitation, liquidation, or reorganization under any bankruptcy or insolvency Law or other similar Law affecting creditors’ rights, or has a petition presented relating to its winding-up, rehabilitation, insolvency, bankruptcy, reorganization or liquidation, regardless of whether or not such proceeding or petition (i) results in a judgment of insolvency or bankruptcy or the entry of an order against it relating to any rehabilitation, insolvency, bankruptcy, reorganization or liquidation or (ii) is not dismissed, discharged, stayed or restrained. Further, for the avoidance of doubt, the CDS Counterparties may submit claims on account of their credit default swaps, policies or other agreements with any SCA Party to the SCA Parties as they become due in the ordinary course, other than claims subject to forbearance pursuant to Section 6.10(b).

                    Section 6.11 Control of Litigation and Cooperation. (a) As between the SCA Parties and the XL Parties, the XL Parties shall have the right (but not the obligation) to control and direct, through counsel of its own choosing, the defense and settlement of any Action against any SCA Party brought by any Person that challenges the validity or enforceability of this Agreement or any Ancillary Agreement, including any fraudulent conveyance Action or any other Action under any bankruptcy or insolvency Law or other similar Law affecting creditors’ rights (a “Challenging Action”). The SCA Parties and the XL Parties shall promptly provide written notice to each other and the CDS Counterparties upon becoming aware of any Challenging Action or threatened Challenging Action. Subject to the first sentence of this Section 6.11(a), the SCA Parties shall be entitled to participate fully in the defense of such Challenging Action with internal counsel or with outside counsel (at the SCA Parties’ own expense).

                     (b) The SCA Parties shall actively and in good faith reasonably cooperate in any defense of a Challenging Action controlled by the XL Parties. Such cooperation by the SCA Parties shall include (i) providing to the XL Parties, upon their reasonable request, all documents and information necessary to, or which could assist in, the defense, appeal or settlement of any such Challenging Action, (ii) making the SCA Parties’ employees (and using its commercially reasonable efforts to make the SCA Parties’ former employees) and representatives available to be interviewed by the XL Parties upon reasonable notice and at reasonable times and (iii) offering truthful deposition and trial testimony upon the request of the XL Parties.

                     (c) The XL Parties and the SCA Parties shall actively and in good faith reasonably cooperate in the defense of any third-party Actions other than Challenging Actions brought or made against any such Party relating to the subject matter of, or any Transactions consummated or to be consummated under, this Agreement or any Ancillary Agreement. Such cooperation shall include (i) providing to any such Party against which any such Action is made, upon such Party’s reasonable request, all documents and information necessary to, or which could assist in, the defense, appeal or settlement of any such Action, (ii) making its employees (and using its commercially reasonable efforts to make its former employees) and representatives available to be interviewed by the Party against which any such Action is made upon reasonable notice and at reasonable times, (iii) offering truthful deposition and trial testimony upon the request of the Party against which any such Action is made and (iv) otherwise consulting with the Party against which any such Action is made and, to the extent the Action is made against more than one Party, coordinating, to the extent feasible, the handling and defense of any such Action; provided, however, that nothing herein shall require disclosure by any such Party of any information subject to the attorney-client privilege or in conflict with any contractual confidentiality restriction to which such Party is bound, except when a protective order issued by a Governmental Authority would reasonably ensure Confidentiality of the disclosed.

                    Section 6.12 CDS Counterparty Restructuring. Following the Closing Date (except to the extent the Allocated Funds, as defined below, are paid to or for the benefit of the CDS Counterparties pursuant to clause (i) or (ii) of this Section 6.12), XLCA shall segregate and hold an aggregate amount of Eight Hundred and Twenty Million Dollars ($820,000,000) in cash (together with any SCA Share Sale Proceeds and the premiums or other payments described in the last sentence of this Section 6.12) separately in an interest bearing account or otherwise invested as may be agreed in writing between the SCA Parties and the Required Consenting CDS Counterparties (together with any interest earned thereon, the “Allocated Funds”), it being understood that such interest bearing account or other investment vehicle described in this sentence will be maintained at Wilmington Trust Company, or, if maintained with a CDS Counterparty or an Affiliate of a CDS Counterparty, such CDS Counterparty shall have waived in writing its rights of set-off with respect to, and any security interest or other lien on, the Allocated Funds, solely for purposes of (i) commuting, terminating, amending and/or otherwise restructuring, as applicable, existing agreements (a “CDS Counterparty Restructuring”) pursuant to an agreement among the applicable SCA Parties and CDS Counterparties representing not less than the Minimum Consenting CDS Counterparty Restructuring Threshold and (ii) after October 15, 2008, the payment of any actual claims or losses on existing agreements and insurance policies issued to or for the benefit of CDS Counterparties and, it being understood that, such funds shall not be used for any other purpose, except that, in the event that XLCA becomes subject to a rehabilitation or liquidation proceeding, the Allocated Funds shall no longer be separately held or segregated or limited in use to the purpose stated above and shall be part of the general assets of XLCA. XLCA shall provide quarterly reports to the CDS Counterparties setting forth an accounting, in reasonable detail, with respect to the Allocated Funds and any investments maintained therein; provided, that nothing in this Section 6.12, including the creation of the Allocated Funds, shall (i) in any way limit the rights or claims of the CDS Counterparties, the liabilities of the SCA Parties in respect of such claims, or the rights of the CDS Counterparties in respect of other assets of the SCA Parties or (ii) constitute a waiver of any defense the SCA Parties may have with respect to any such claims or liabilities. Notwithstanding anything else herein, no CDS Counterparty has any obligation to participate in the CDS Counterparty Restructuring, including, for the avoidance of doubt, commuting, terminating, amending and/or otherwise restructuring, as applicable, existing agreements. The premiums or other payments that a CDS Counterparty makes in respect of its credit default swap agreements with XLCA or Affiliates of XLCA during the period that such CDS Counterparty forbears from exercising any Triggered Enforcement Right under such credit default swap pursuant to Section 6.10(b) shall be included in the Allocated Funds. After the Closing, the SCA Parties and the CDS Counterparties will negotiate in good faith in an effort to reach agreement on a CDS Counterparty Restructuring on or prior to October 15, 2008 that is fair and equitable to both the SCA Parties and the CDS Counterparties.

                    Section 6.13 Restriction on Commutations. Until October 15, 2008, the SCA Parties shall not effect any commutations, settlements, restructurings or terminations of policies or contracts not expressly contemplated by this Agreement that involve the payment of any consideration by the SCA Parties, without the consent of CDS Counterparties representing the Minimum Consenting CDS Counterparty Restructuring Threshold, provided, that during such period the SCA Parties may effect any action (including commutations) related to the EIB Policies in accordance with Section 6.05, may consummate the Financial Security Commutations, and may effect commutations, settlements, restructurings and terminations (i) that involve cash payments not in excess of an aggregate amount set forth in a letter delivered concurrently herewith to the XL Parties and the CDS Financial Advisor during such period (of which (A) an amount set forth in such letter may not be used for the commutation, settlement, restructuring or termination of any policy or contract other than JeffCo Policies and (B) no more than an amount set forth in such letter may be for CDS policies and contracts); provided, however, that no such commutation, settlement, restructuring or termination (other than with respect to JeffCo Policies) may involve payment by the SCA Parties of cash, debt or other consideration in excess of the reserves (including case and unearned premium reserves) related to the risks being commuted; (ii) of the reinsurance contracts provided in Schedule 2.04 (in accordance with Section 2.04); (iii) that are settlements required pursuant to the express terms of insurance policies and contracts of the SCA Parties; and (iv) that are for cash collateralization of up to $24 million of letters of credit issued under the Credit Agreement; provided, that such outstanding letters of credit shall be extended for one year; provided, further, that until October 15, 2008, prior to effecting any commutation, settlement, restructuring or termination permitted under Section 6.13(i) or (ii): (w) XLCA shall provide the CDS Financial Advisor reasonable advance notice and such information as may be reasonably necessary to evaluate such proposed commutation, settlement, restructuring or termination (which advance notice and information shall be supplied to the CDS Financial Advisor not later than five (5) Business Days prior to consideration of such commutation, settlement, restructuring or termination by XLCA’s board of directors as provided below); (x) at the option of the CDS Financial Advisor, and no later than five (5) Business Days after being provided such notice and information by XLCA regarding such proposed commutation, settlement, restructuring or termination, the CDS Financial Advisor may provide XLCA with a written response to such proposed commutation, settlement, restructuring or termination; (y) XLCA shall provide such written response to its board of directors for consideration at the XLCA board of directors meeting at which such commutation, settlement, restructuring or termination will be presented for approval; and (z) will obtain the approval of the XLCA board of directors for such commutation, settlement, restructuring or termination after so providing such response to the board. For the avoidance of doubt, no such commutation, settlement, restructuring or amendment shall involve the payment of Allocated Funds except to the extent provided in Section 6.12.

                    Section 6.14 Treatment of Public Finance Business. The SCA Parties and the CDS Counterparties understand that the approval by the NYID of any CDS Counterparty Restructuring will require addressing XLCA’s public finance business to the satisfaction of the NYID. The SCA Parties and the CDS Counterparties hereby agree to negotiate in good faith in an effort to reach an agreement on the appropriate treatment of such public finance business in connection with the CDS Counterparty Restructuring (it being understood that failure to reach such agreement, notwithstanding good faith negotiations, shall not constitute a default hereunder or give rise to any cause of action against any Party hereto). Without the consent of CDS Counterparties representing the Minimum Consenting CDS Counterparty Restructuring Threshold, the SCA Parties shall not transfer or otherwise dispose of such public finance business prior to October 15, 2008, except for reinsurance cessions for risk management purposes not intended to effectuate a transfer of the business in whole or any substantial part or to the extent it is agreed between the NYID and the SCA Parties that to transfer such public finance business is necessary and/or in the public interest (as to which the CDS Counterparties reserve all rights to challenge or object).

                    Section 6.15 Further Action. Subject to the next sentence, each of the Parties shall use its reasonable best efforts to take, or cause to be taken, all appropriate action, to do or cause to be done all things necessary, proper or advisable under applicable Law, and to execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the Ancillary Agreements to which it is a party and to consummate and make effective the Transactions reasonably as requested by the Parties, including the matters contemplated by Section 6.18. Notwithstanding anything to the contrary herein or otherwise, the Parties agree that the XL Parties have (i) complete and sole discretion whether or not any XL Public Offering will be completed and (ii) no obligation to the SCA Parties or the CDS Counterparties to complete any XL Public Offering.

                    Section 6.16 Resignation of XL Nominees. The XL Parties shall use their reasonable best efforts to cause those four members of the SCA Board of Directors nominated by any of the XL Parties to resign from SCA’s Board of Directors effective as of the Closing. From and after the Closing, XL shall refrain from exercising any rights granted to it under SCA’s Bye-Laws.

                    Section 6.17 Disclosure Schedules; Supplementation and Amendment of Schedules. The SCA Parties may, at their option, include in the Schedules items that are not material in order to avoid any misunderstanding, and such inclusion, or any references to dollar amounts, shall not be deemed to be an acknowledgement or representation that such items are material, to establish any standard of materiality or to define further the meaning of such terms for purposes of this Agreement. Information disclosed in the Schedules shall constitute a disclosure for all purposes under this Agreement notwithstanding any reference to a specific section, and all such information shall be deemed to qualify the entire Agreement and not just such section. From time to time, prior to the Closing, the SCA Parties shall have the right to supplement or amend the Schedules with respect to any matter arising hereafter or discovered after the delivery of the Schedules pursuant to this Agreement. No such supplement or amendment shall have any effect on the satisfaction of the condition to closing set forth in Section 7.01(a); provided, however, if the Closing shall occur, then the Parties (other than the SCA Parties) shall be deemed to have waived any right or claim pursuant to the terms of this Agreement or otherwise, including pursuant to Section 9.11 hereof, with respect to any and all matters disclosed pursuant to any such supplement or amendment prior to the Closing.

                    Section 6.18 SCA Shareholder Entity. The SCA Parties and the CDS Counterparties agree to cause the SCA Shareholder Entity to be promptly created, and in no event later than ten (10) days after the Closing, by taking all actions reasonably necessary to cause a trustee to enter into the Declaration of Trust. SCA and the SCA Shareholder Entity shall enter into the SCA Shareholder Entity Agreement and the SCA Registration Rights Agreement concurrent with or promptly after creation of the SCA Shareholder Entity. If the XL Owned SCA Common Shares are transferred to the Escrow Agent pursuant to Section 2.10, then SCA and XLCA shall promptly, but in no event later than two (2) Business Days following the satisfaction of the SCA Shareholder Entity Formation Conditions, deliver a written notice to the Escrow Agent conforming to the requirements of the Escrow Agreement directing the Escrow Agreement to release all of the XL Owned SCA Common Shares (together with the related certificates and stock powers) to the SCA Shareholder Entity. The vacancies on the board of directors of SCA created by the resignations as of the Closing of the four directors of SCA nominated by the XL Parties shall be filled by appointment of the initial nominees of the SCA Shareholder Entity to the board of directors of SCA in accordance with the SCA Shareholder Entity Agreement. Each of the SCA Parties and the Required Consenting CDS Counterparties will use their reasonable best efforts to take all appropriate action and will cooperate fully with each other and their respective officers, directors, employees, agents, counsel, accountants and other designees in connection with any steps required to be taken to satisfy each of the SCA Shareholder Entity Formation Conditions. Furthermore, the SCA Parties and the CDS Counterparties shall work together in good faith to achieve the goals of the SCA Parties and the CDS Counterparties as set forth in this Agreement and any Ancillary Agreement to which an SCA Party and a CDS Counterparty is a party, and those described in this Section 6.18. Notwithstanding Sections 9.07 and 9.08, the SCA Shareholder Entity Formation Conditions may be amended and modified from time to time upon the written agreement of SCA and the Required Consenting CDS Counterparties.

                    Section 6.19 Portfolio Trust. The SCA Parties will direct each portfolio trust that is a party to a credit default swap agreement with a CDS Counterparty to execute a joinder agreement in the form attached hereto as Exhibit 1.01(c) and become a Party to this Agreement promptly upon receiving notice that such CDS Counterparty became a Party, and in no event later than the earlier of (i) the Closing or (ii) three (3) Business Days after such CDS Counterparty became a Party.

                    Section 6.20 BlackRock. The SCA Parties shall reasonably cooperate with BlackRock, including providing BlackRock with reasonable access to information and reasonable access to, and will request reasonable cooperation from, personnel of the SCA Parties, in order to permit BlackRock to complete its work as early in the month of August 2008 as is reasonably practicable.

                    Section 6.21 XLFA Merger. As soon as practicable following the later of (i) the Closing and (ii) the occurrence of the XLFA Redomestication, XLFA as continued in Delaware or its successor pursuant to the XLFA Redomestication shall merge into and with XLCA.

                    Section 6.22 Collipulli Temuco and Banco de Brasil Policies. (a) (i) The SCA Parties will provide the XL Parties with copies of all documents, files, books and records relating to either the Collipulli Temuco Policy or the Banco de Brasil Policy as reasonably requested by the XL Parties from time to time, and reasonable access to, and will request reasonable cooperation from, upon reasonable notice and during normal business hours, all employees of the

SCA Parties whose employment responsibilities are related to either the Collipulli Temuco Policy or the Banco de Brasil Policy.

          (ii) The XL Parties will provide the SCA Parties with copies of all documents, files, books and records relating to either the Collipulli Temuco Policy or the Banco de Brasil Policy as reasonably requested by the SCA Parties from time to time, and reasonable access to, and will request reasonable cooperation from, upon reasonable notice and during normal business hours, all employees of the XL Parties whose employment responsibilities are related to either the Collipulli Temuco Policy or the Banco de Brasil Policy.

                    (b) The XL Parties will reasonably cooperate with the SCA Parties in connection with the remediation of the Collipulli Temuco Policy and will cause XLI to issue a replacement policy for the Collipulli Temuco Policy to the new liquidity provider on substantially the same terms as the XLI policy currently in force.

                    (c) Upon written direction of the SCA Parties, and only upon written direction of the SCA Parties, the XL Parties will exercise any right, power or authority provided to it with respect to the Collipulli Temuco transaction, including the giving of consents, providing appropriate waivers and taking any other actions related to the performance and enforcement of its rights under the financing documents; provided, that the XL Parties are not required to take any action that will be in violation of any Law, and may take any action required by, or necessary to be in compliance with, any applicable Law.

                    Section 6.23 XLFA Redomestication. Prior to the Closing, the SCA Parties shall pre-clear the certificate that will effect the XLFA Redomestication with the Delaware Secretary of State and provide evidence of such pre-clearance to the other parties hereto. At the Closing, after XLFA receives the Cash Consideration Amount to be received by it under Section 2.08, the SCA Parties shall cause such pre-cleared certificate to be filed with the Secretary of State of Delaware, thereby effecting the XLFA Redomestication.

ARTICLE VII

CONDITIONS TO CLOSING

                    Section 7.01 Conditions to Obligations of the SCA Parties. The obligations of the SCA Parties to consummate the Transactions are subject to the fulfillment or written waiver, at or prior to the Closing, of each of the following conditions:

                    (a) Representations, Warranties and Covenants. (i) The representations and warranties of the XL Parties contained in this Agreement (A) that are not qualified by “materiality” will have been true and correct in all material respects when made and will be true and correct in all material respects as of the Closing with the same force and effect as if made as of the Closing, and (B) that are qualified by “materiality” will have been true and correct when made and will be true and correct as of the Closing with the same force and effect as if made as of the Closing, except to the extent such representations and warranties are as of another date, in which case such representations and warranties will be true and correct as of that date, (ii) the covenants and agreements contained in this Agreement to be complied with by the XL Parties on or before the Closing will have been complied with in all material respects, (iii) the representations and warranties of the CDS Counterparties contained in this Agreement (A) that are not qualified by “materiality” will have been true and correct in all material respects when made and will be true and correct in all material respects as of the Closing with the same force and effect as if made as of the Closing, and (B) that are qualified by “materiality” will have been true and correct when made and will be true and correct as of the Closing with the same force and effect as if made as of the Closing, except to the extent such representations and warranties are as of another date, in which case such representations and warranties will be true and correct as of that date, and (iv) the covenants and agreements contained in this Agreement to be complied with by the CDS Counterparties on or before the Closing will have been complied with in all material respects;

                    (b) No Proceeding or Litigation. No Action will have been commenced by any Governmental Authority against any of the Parties seeking to restrain or materially and adversely alter the Transactions which, in the reasonable, good faith determination of the Board of Directors of each of the SCA Parties, after consulting with legal counsel, is likely to render it impossible or unlawful to consummate such transactions;

                    (c) Outside Date. 10:00 a.m., New York time, on August 5, 2008, shall have passed;

                    (d) Closing Deliveries. All closing documents required to be delivered under Section 2.08 and Section 2.09 hereof shall have been delivered;

                    (e) Financial Security Commutations. The Financial Security Commutations shall have been consummated prior to or simultaneously with the Closing;

                    (f) MLI CDS Agreements. Termination of the MLI CDS Agreements will have occurred prior to, or will occur simultaneously with, the Closing;

                    (g) Effectiveness of Board Resignations. All four directors of SCA designated by the XL Parties shall have tendered their resignations effective as of the Closing;

                    (h) Consents. None of the consents listed in Section 3.03 of the SCA Parties’ Disclosure Schedule or Section 4.03 of the XL Parties’ Disclosure Schedule have been withdrawn, rescinded, revised, amended or altered in any way; and

                    (i) Officers Certificate. Receipt of a certificate simultaneously with the Closing of a duly authorized officer of each of the XL Parties certifying in respect of such XL Party as to the matters set forth in Sections 7.01(a)(i) and 7.01(a)(ii).

                    Section 7.02 Conditions to Obligations of the XL Parties. The obligations of the XL Parties to consummate the Transactions are subject to the fulfillment or written waiver, at or prior to the Closing, of each of the following conditions:

                    (a) Representations, Warranties and Covenants. (i) The representations and warranties of the SCA Parties contained in this Agreement (A) that are not qualified by

“materiality” will have been true and correct in all material respects when made and will be true and correct in all material respects as of the Closing with the same force and effect as if made as of the Closing, and (B) that are qualified by “materiality” will have been true and correct when made and will be true and correct as of the Closing with the same force and effect as if made as of the Closing, except to the extent such representations and warranties are as of another date, in which case such representations and warranties will be true and correct as of that date, (ii) the covenants and agreements contained in this Agreement to be complied with by the SCA Parties on or before the Closing will have been complied with in all material respects, (iii) the representations and warranties of the CDS Counterparties contained in this Agreement (A) that are not qualified by “materiality” will have been true and correct in all material respects when made and will be true and correct in all material respects as of the Closing with the same force and effect as if made as of the Closing, and (B) that are qualified by “materiality” will have been true and correct when made and will be true and correct as of the Closing with the same force and effect as if made as of the Closing, except to the extent such representations and warranties are as of another date, in which case such representations and warranties will be true and correct as of that date, and (iv) the covenants and agreements contained in this Agreement to be complied with by the CDS Counterparties on or before the Closing will have been complied with in all material respects;

                    (b) Financial Security Commutations. The Financial Security Commutations shall have been consummated prior to or simultaneously with the Closing;

                    (c) No Proceeding or Litigation. No Action will have been commenced by any Governmental Authority against any of the Parties seeking to restrain or materially and adversely alter the Transactions which, in the reasonable, good faith determination of the Board of Directors of each of the XL Parties, after consulting with legal counsel, is likely to render it impossible or unlawful to consummate such transactions;

                    (d) Consents. None of the consents listed in Section 3.03 of the SCA Parties’ Disclosure Schedule or Section 4.03 of the XL Parties’ Disclosure Schedule have been withdrawn, rescinded, revised, amended or altered in any way;

                    (e) Closing Deliveries. The closing documents required to be delivered under Section 2.08 and Section 2.09 hereof shall have been delivered;

                    (f) MLI CDS Agreements. Termination of the MLI CDS Agreements will have occurred prior to, or will occur simultaneously with, the Closing; and

                    (g) Officers Certificate. Receipt of a certificate simultaneously with the Closing of a duly authorized officer of each of the SCA Parties certifying in respect of such SCA Party as to the matters set forth in Sections 7.02(a)(i) and 7.02(a)(ii).

                    Section 7.03 Conditions to Obligations of the CDS Counterparties. The obligations of each CDS Counterparty to consummate the Transactions are subject to the fulfillment or written waiver, at or prior to the Closing, of each of the following conditions:

                    (a) Representations, Warranties and Covenants. (i) The representations and warranties of the SCA Parties contained in this Agreement (A) that are not qualified by

“materiality” will have been true and correct in all material respects when made and will be true and correct in all material respects as of the Closing with the same force and effect as if made as of the Closing, and (B) that are qualified by “materiality” will have been true and correct when made and will be true and correct as of the Closing with the same force and effect as if made as of the Closing, except to the extent such representations and warranties are as of another date, in which case such representations and warranties will be true and correct as of that date, (ii) the covenants and agreements contained in this Agreement to be complied with by the SCA Parties on or before the Closing will have been complied with in all material respects, (iii) the representations and warranties of the XL Parties contained in this Agreement (A) that are not qualified by “materiality” will have been true and correct in all material respects when made and will be true and correct in all material respects as of the Closing with the same force and effect as if made as of the Closing, and (B) that are qualified by “materiality” will have been true and correct when made and will be true and correct as of the Closing with the same force and effect as if made as of the Closing, except to the extent such representations and warranties are as of another date, in which case such representations and warranties will be true and correct as of that date, and (iv) the covenants and agreements contained in this Agreement to be complied with by the XL Parties on or before the Closing will have been complied with in all material respects;

                    (b) No Proceeding or Litigation. No Action will have been commenced by any Governmental Authority against any of the Parties seeking to restrain or materially and adversely alter the Transactions which, in the reasonable, good faith determination of the CDS Counterparties, after consulting with legal counsel, is likely to render it impossible or unlawful to consummate such Transactions;

                    (c) Effectiveness of Board Resignations. All four directors of SCA designated by the XL Parties shall have tendered their resignations effective as of the Closing; and

                    (d) Closing Deliveries. The closing documents required to be delivered under Section 2.08 and Section 2.09 hereof shall have been delivered.

                    Section 7.04 Frustration of Closing Conditions. None of the XL Parties, the SCA Parties or any CDS Counterparty may rely on the failure of any condition set forth in Section 7.01, Section 7.02 or Section 7.03, as the case may be, to be satisfied if such failure was primarily caused by such Party’s or Parties’ breach of any provision of this Agreement or failure to use its or their reasonable best efforts to consummate the Transactions in accordance with the terms of this Agreement.

ARTICLE VIII

TERMINATION AND WITHDRAWAL

                    Section 8.01 Termination. This Agreement may be terminated at any time prior to the Closing:

                    (a) by the XL Parties, provided, that they are not in breach of this Agreement, if between the date hereof and the Closing Date if: (i) any of the representations and warranties of any of the SCA Parties or the CDS Counterparties contained in this Agreement, (A) that are not qualified by “materiality,” were not true and correct in all material respects when made, or, (B) that are qualified by “materiality,” were not true and correct when made; (ii) any of the SCA Parties or the CDS Counterparties failed to comply in any material respect with the covenants or agreements contained in this Agreement to be complied with by it; or (iii) any of the SCA Parties makes a general assignment for the benefit of its creditors or any proceeding is instituted by or against any of the SCA Parties seeking to adjudicate any one of them as bankrupt or insolvent, seeking the liquidation, winding up or reorganization of any one of them, or seeking any arrangement, adjustment, protection, relief or composition of its debts under any Law relating to bankruptcy, insolvency, rehabilitation or reorganization as to any one of them; provided, however, that prior to termination for any breach of this Agreement described in the preceding subsection (i) or (ii), the XL Parties must provide written notice of such breach to the SCA Parties and such breach must remain outstanding without material cure for fifteen (15) days after delivery of such notice;

                    (b) by the SCA Parties, provided, that they are not in breach of this Agreement, if between the date hereof and the Closing Date if: (i) any of the representations and warranties of any of the XL Parties or the CDS Counterparties contained in this Agreement, (A) that are not qualified by “materiality,” were not true and correct in all material respects when made, or, (B) that are qualified by “materiality,” were not true and correct when made; (ii) any of the XL Parties or the CDS Counterparties failed to comply in any material respect with the covenants or agreements contained in this Agreement to be complied with by it; or (iii) any of the XL Parties makes a general assignment for the benefit of its creditors or any proceeding is instituted by or against any XL Party seeking to adjudicate any one of them as bankrupt or insolvent, seeking the liquidation, winding up or reorganization of any one of them, or seeking any arrangement, adjustment, protection, relief or composition of its debts under any Law relating to bankruptcy, insolvency, rehabilitation or reorganization as to any one of them; provided, however, that prior to termination for any breach of this Agreement described in the preceding subsection (i) or (ii), the SCA Parties must provide written notice of such breach to the XL Parties and such breach must remain outstanding without material cure for fifteen (15) days after delivery of such notice;

                    (c) by the SCA Parties, as a group, or the XL Parties, as a group, if the Closing shall not have occurred on or prior to August 15, 2008; provided, however, that the right to terminate this Agreement under this Section 8.01(c) shall not be available to the SCA Parties, as a group, or the XL Parties, as a group, if failure to fulfill any obligation under this Agreement by any member of such group shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

                    (d) by any Party, in the event that any Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Transactions, and such order, decree, ruling or other action shall have become final and non-appealable; or

                    (e) by the mutual written consent of the SCA Parties and the XL Parties.

                    Section 8.02 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.01, this Agreement shall forthwith become void and there shall be no continuing obligations on the part of any Party hereto except (a) as set forth in Sections 6.01, 9.01, 9.11, 9.12, 9.13 and 9.14, and (b) that nothing herein shall relieve any Party from liability for any breach of this Agreement prior to its termination.

                    Section 8.03 CDS Counterparty Withdrawal. If the Closing does not take place on or prior to August 15, 2008, a CDS Counterparty may withdraw from this Agreement and such CDS Counterparty shall have no obligations or rights hereunder or in connection with the Transactions (including under Sections 2.05(c) and 6.10(b) and notwithstanding any provision to the contrary in Section 9.08 or otherwise), by providing notice of such withdrawal to all Parties by August 20, 2008, and after such withdrawal, such CDS Counterparty will no longer be deemed to be a “CDS Counterparty” for purposes of this Agreement and any Ancillary Agreement.

ARTICLE IX

GENERAL PROVISIONS

                    Section 9.01 Expenses. Except as otherwise specified in this Agreement or any other written agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the Transactions, shall be paid by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

                    Section 9.02 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile or electronic mail (upon electronic confirmation of delivery), or by registered or certified mail (postage prepaid, return receipt requested), to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.02):

          (a) if to any of the SCA Parties:

Address:	c/o XL Capital Assurance Inc.
1221 Avenue of the Americas
New York, NY 10020-1001
Facsimile:	212.478.3579
Electronic Mail:	susan.comparato@scafg.com
Attention:	Susan Comparato, General Counsel

with a copy to:

Address:	Weil, Gotshal & Manges
767 Fifth Avenue
New York, NY 10153
Facsimile:	212.310.8007
Electronic Mail:	gary.holtzer@weil.com

Attention:	Gary T. Holtzer

                    (b) if to any of the XL Parties:

Address:	c/o XL Capital Ltd
XL House
One Bermudiana Road
Hamilton
Bermuda, HM 11
Facsimile:	441.294.7307
Electronic Mail:	kirstin.gould@xlgroup.com
Attention:	Kirstin Gould, General Counsel

with a copy to:

Address:	Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, NY 10281
Facsimile:	212.504.6666
Electronic Mail:	louis.bevilacqua@cwt.com
Attention:	Louis J. Bevilacqua

                    (c) if to the CDS Counterparties, to the address, facsimile or electronic mail address listed on Schedule 9.02 hereto, which shall be kept on file by XL, and updated by XL from time to time (with copies of updates provided to the SCA Parties and Davis Polk & Wardwell at the address listed below) based on the execution and delivery of joinder agreements by additional CDS Counterparties in accordance with Section 9.04 below:

with a copy to:

Address:	Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
Facsimile:	212.450.3092
Electronic Mail:	donald.bernstein@dpw.com
Attention:	Donald S. Bernstein

                    Section 9.03 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to either Party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the Transactions are consummated as originally contemplated to the greatest extent possible.

                    Section 9.04 Joinder of CDS Counterparties and Additional SCA Parties. Any counterparty to a credit default swap agreement with XLCA or an Affiliate of XLCA or any portfolio trust that is an Affiliate of XLCA may become a Party to this Agreement prior to the Closing by executing a joinder agreement in the form attached hereto as Exhibit 1.01(c). Upon execution and delivery of each joinder agreement pursuant to its terms, each party will be deemed to be a CDS Counterparty or an SCA Party (as applicable) for all purposes related hereto and shall be deemed, without limitation, to have made the releases set forth in Section 2.05(c) hereof (with respect to the CDS Counterparties) or in Section 2.05(a) hereof (with respect to the SCA Parties).

                    Section 9.05 Entire Agreement. This Agreement and the Ancillary Agreements constitute the entire agreement of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, between any of the Parties with respect to the subject matter hereof and thereof.

                    Section 9.06 Assignment. This Agreement may not be assigned by operation of Law or otherwise without the express written consent of all Parties (which consent may be granted or withheld in the sole discretion of each of the Parties) and any such assignment or attempted assignment without such consent shall be void.

                    Section 9.07 Amendment. This Agreement may not be amended, altered, supplemented or modified except (a) by an instrument in writing signed by, or on behalf of, all Parties, or (b) by a waiver in accordance with Section 9.08; provided, that, notwithstanding anything to the contrary in this Section 9.07 or in Section 9.08 below, the following sections and definitions set forth in this Agreement may not be amended, altered, supplemented, modified or waived without the unanimous consent of the CDS Counterparties: the definitions of “XLFA Redomestication,” “Minimum Consenting CDS Counterparty Restructuring Threshold” and “Required Consenting CDS Counterparties,” and Sections 2.05, 2.06, 2.07(b), 2.10, 6.03, 6.04, 6.05, 6.06, 6.07, 6.10(b), 6.10(d), 6.12, 6.13, 6.14, 6.16, 6.18, 6.20, 6.21, 6.23, 9.07 and 9.08.

                    Section 9.08 Waiver. Subject to the provisions in Section 9.07 above, which provide that, notwithstanding anything to the contrary in Section 9.07 or this Section 9.08, the following sections and definitions set forth in this Agreement may not be amended, altered, supplemented, modified or waived without the unanimous consent of the CDS Counterparties: the definitions of “XLFA Redomestication,” “Minimum Consenting CDS Counterparty Restructuring Threshold” and “Required Consenting CDS Counterparties,” and Sections 2.05, 2.06, 2.07(b), 2.10, 6.03, 6.04, 6.05, 6.06, 6.07, 6.10(b), 6.10(d), 6.12, 6.13, 6.14, 6.16, 6.18, 6.20, 6.21, 6.23, 9.07 and 9.08, the SCA Parties, acting unanimously as a group, and the XL Parties, acting unanimously as a group, may (a) extend the time for the performance of any of the obligations that one or more members of another group owes to one or more of its members, (b) waive any right that one or more of its members may have due to inaccuracies in the representations and warranties made by any member of another group or contained in any Transaction Document or (c) waive compliance with any of the agreements of any member of another group, solely as they relate to the members of such waiving group, or conditions to the obligations of the members of such waiving group contained herein. Any such extension, waiver or amendment shall be valid only if set forth in an instrument in writing signed by all of the SCA Parties and XL Parties to be bound thereby. Any such extension, waiver or amendment will promptly be provided to all CDS Counterparties in writing and, if any CDS Counterparty objects to such extension, waiver or amendment, such CDS Counterparty will have five (5) Business Days from receipt of such extension, waiver or amendment to provide written notice to all other Parties that it intends to withdraw from this Agreement. If such CDS Counterparty provides such timely notice, it will be deemed to have withdrawn as a Party to this Agreement on the date that such waiver, extension or amendment becomes effective and the terms hereof shall have no further force or effect with regard to such CDS Counterparty; provided, that (i) any release made by any CDS Counterparty withdrawing as a party to this Agreement pursuant to this Section 9.08 and any release made by any SCA Party or any XL Party with respect to such withdrawing CDS Counterparty, in each case to the extent such releases shall have become effective prior to the time of such withdrawal, shall in each case remain in full force and effect after such withdrawal, and (ii) following such withdrawal, subject to the preceding clause (i), such withdrawing CDS Counterparty shall cease to have any other obligations or rights hereunder or in connection with the Transactions (including under Sections 2.05(c) and 6.10(b)), and after such withdrawal, such CDS Counterparty will no longer be deemed to be a “CDS Counterparty” for purposes of this Agreement or any Ancillary Agreement. If the CDS Counterparty does not provide such timely notice, it shall be deemed to have approved the waiver, extension or amendment. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition or as a waiver of any other term or condition of this Agreement. The failure of any Party hereto to assert any of its rights hereunder shall not constitute a waiver of any other rights. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                    Section 9.09 No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties and, except as provided in Section 2.05, their respective successors and permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit, remedy or right of action of any nature whatsoever, arising directly or indirectly out of, based upon, or in any way related to or in connection with this Agreement or the Ancillary Agreements.

                    Section 9.10 Rights and Remedies. Each Party acknowledges and agrees that each Party would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any material breach of this Agreement by another Party could not be adequately compensated by monetary damages alone. Accordingly, in addition to any other right or remedy to which such Party may be entitled, at Law or in equity, it shall be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking. For the avoidance of doubt, any liability of any CDS Counterparty that may arise in connection with this Agreement shall neither be joint nor joint and several with any other CDS Counterparty.

                    Section 9.11 Indemnification. (a) The XL Parties shall jointly and severally indemnify and hold harmless each of the SCA Parties, and their respective Subsidiaries,

Affiliates, officers, directors, employees, agents, successors and permitted assigns (collectively, “SCA Indemnitees”), for and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties (including attorneys’ and consultants’ fees and expenses) actually suffered or incurred (including any action, claim, suit or other proceeding brought or otherwise initiated by any of them) (“Losses”) by any such SCA Indemnitee arising out of or resulting from the breach of any provision of this Agreement prior to Closing by any of the XL Parties.

                    (b) The SCA Parties shall jointly and severally indemnify and hold harmless each of the XL Parties, and their respective Subsidiaries, Affiliates, officers, directors, employees, agents, successors and permitted assigns (collectively, “XL Indemnitees”), for and against any and all Losses incurred by any such XL Indemnitee arising out of or resulting from (i) the breach of any provision of this Agreement prior to Closing by any of the SCA Parties or (ii) any action taken pursuant to the written direction of the SCA Parties under Section 6.22 or prohibited to be taken pursuant to Section 6.22.

                    Section 9.12 No Survival. None of the representations and warranties other than those contained in Sections 3.01 (other than as to enforceability for reasons other than fraud, ultra vires action, improper authorization, or failure to be duly organized, validly existing or in good standing in any applicable jurisdiction), 3.02, 3.03, 4.01, 4.02, 4.03, 4.04, 4.05, 5.01, 5.02 and 5.03 shall survive the Closing. The representations and warranties contained in Sections 3.01 (other than as to enforceability for reasons other than fraud, ultra vires action, improper authorization, or failure to be duly organized, validly existing or in good standing in any applicable jurisdiction), 3.02, 3.03, 4.01, 4.02, 4.03, 4.04, 4.05, 5.01, 5.02 and 5.03 shall survive for the statute of limitations for contracts of the nature of this Agreement.

                    Section 9.13 Several Liability of the CDS Counterparties. For the avoidance of doubt, the obligations of the CDS Counterparties under this Agreement shall be several and not joint and several.

                    Section 9.14 Governing Law and Jurisdiction. This Agreement shall be interpreted under and governed by the Laws of the State of New York without giving effect to conflicts of law provisions thereof. In the event that there is a dispute between or among the Parties arising under this Agreement, other than with respect to events arising under the 2001 Facultative Quota Share Commutation Agreement or the Excess of Loss Commutation Agreement, the Parties (i) agree that the exclusive forum to seek remedy shall be to institute a legal proceeding in the courts of the State of New York located in the City and County of New York, (ii) hereby expressly submit to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waive any claim of lack of personal jurisdiction and improper venue and any claim that such courts are an inconvenient forum and (iii) agree that the prevailing Parties shall be entitled to recover their reasonable attorneys’ fees, costs and disbursements from the other Parties (in addition to any other relief to which the prevailing Parties may be entitled). Each Party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address provided to the Parties in accordance with Section 9.02, such service to become effective ten (10) days after such mailing.

                    Section 9.15 Waiver of Jury Trial. Each of the Parties hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under, or in connection with this Agreement or the Transactions. Each of the Parties hereby (i) certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement and the Transactions, as applicable, by, among other things, the mutual waivers and certifications in this Section 9.15.

                    Section 9.16 Fully Negotiated Agreement. Each Party has had the opportunity to negotiate the terms, consult with counsel, and modify the provisions of this Agreement and the Ancillary Agreements. Therefore, the terms of this Agreement and the Ancillary Agreements shall be considered and interpreted without any presumption, inference or rule requiring construction or interpretation of any provision of this Agreement against the interests of the drafter of the Agreement.

                    Section 9.17 Currency. Unless otherwise specified in this Agreement, all references to currency, monetary values and dollars set forth herein shall mean United States (U.S.) Dollars and all payments hereunder shall be made in United States Dollars.

                    Section 9.18 Counterparts. This Agreement may be executed and delivered in multiple counterparts, each of which, when so executed and delivered, shall be an original, but such counterparts shall together constitute but one and the same instrument and agreement. A facsimile or Portable Document Format copy of a signature shall have the same force and effect as an original signature.

[NO FURTHER TEXT ON THIS PAGE]

                    IN WITNESS WHEREOF, the SCA Parties, XL Parties and CDS Counterparties have caused this Agreement to be executed as of the date first written above.

XL CAPITAL LTD

By:	/s/ Fiona Luck

Name: Fiona Luck
Title: Executive Vice President and Chief of Staff

XL INSURANCE (BERMUDA) LTD

By:	/s/ Fiona Luck

Name: Fiona Luck
Title: Executive Vice President and Chief of Staff

XL REINSURANCE AMERICA INC.

By:	/s/ Steven P. Agosta

Name: Steven P. Agosta
Title: Vice President, General Counsel and Secretary

X.L. GLOBAL SERVICES, INC.

By:	/s/ Kenneth P. Meagher

Name: Kenneth P. Meagher
Title: Assistant Secretary

[SIGNATURE PAGE – COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

XL SERVICES (BERMUDA) LTD

By:	/s/ Fiona Luck

Name: Fiona Luck
Title: Deputy Chairman

X.L. AMERICA, INC.

By:	/s/ Richard G. McCarty

Name: Richard G. McCarty
Title: Senior Vice President, General Counsel and Secretary

SECURITY CAPITAL ASSURANCE LTD

By:	/s/ Claude LeBlanc

Name: Claude LeBlanc
Title: Executive Vice President

XL FINANCIAL ASSURANCE LTD.

By:	/s/ Thomas Currie

Name: Thomas Currie
Title: Senior Vice President

[SIGNATURE PAGE – COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

XL CAPITAL ASSURANCE INC.

By:	/s/ Susan Comparato

Name: Susan Comparato
Title: Senior Vice President and General Counsel

XL FINANCIAL ADMINISTRATIVE SERVICES INC.

By:	/s/ Susan Comparato

Name: Susan Comparato
Title: Managing Director and Secretary

SCA BERMUDA ADMINISTRATIVE LTD.

By:	/s/ Thomas Currie

Name: Thomas Currie
Title: Senior Vice President

XL CAPITAL ASSURANCE (U.K.) LIMITED

By:	/s/ Fredrick B. Hnat

Name: Fredrick B. Hnat
Title: Managing Director and Chief Operating Officer

[SIGNATURE PAGE – COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

EXHIBIT 1.01(a)

FORM OF 2001 FACULTATIVE QUOTA SHARE COMMUTATION AGREEMENT

Exhibit 1.01(a)

COMMUTATION AND RELEASE AGREEMENT

                    This Commutation and Release Agreement (the “Agreement”) dated as of ________, 2008, is made by and between XL Financial Assurance Ltd, a company domiciled in Bermuda (the “Company”) and XL Insurance (Bermuda) Ltd, formerly known as XL Insurance Ltd, a company also domiciled in Bermuda (the “Reinsurer”). The Reinsurer and the Company are hereinafter referred to collectively as the “Parties.”

RECITALS

                    WHEREAS, the Parties previously entered into a Facultative Quota Share Reinsurance Treaty dated August 17, 2001, as amended, pursuant to which the Reinsurer agreed to reinsure certain liabilities of the Company (the “Reinsurance Agreement”); and

                    WHEREAS, the Parties are parties to that certain Master Commutation, Release and Restructuring Agreement, dated as of July __, 2008, by and among the Company, the Reinsurer, Security Capital Assurance Ltd and the other parties thereto (the “Master Transaction Agreement”), pursuant to which the Company and the Reinsurer have agreed to enter into this Agreement; and

                    WHEREAS, the Parties agree that it is in each of their best interests to freely and voluntarily enter into this Agreement and to fully and forever release and discharge each other from their respective existing and future liabilities and obligations, including contingent and uncertain liabilities, both known and unknown, under the Reinsurance Agreement and the individual risk cessions thereunder and to compromise, resolve and settle all amounts due, or which may become due, between each other arising out of, in respect of, or relating to the Reinsurance Agreement and/or the individual risk cessions thereunder; and

                    WHEREAS, Company and Reinsurer, or their affiliates, may be parties to agreements other than the Reinsurance Agreement, and it is the intent of the Parties that this Agreement will not have any effect upon such other agreements.

                    NOW, THEREFORE, in consideration of the covenants, conditions, promises and releases contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I
PAYMENT

                     (a) The Reinsurer shall pay to the Company the sum of Twenty Five Million Dollars ($25,000,000.00) (the “Commutation Amount”) via direct wire transfer, in immediately available funds, in accordance with the payment instructions set forth on Schedule A hereto on the Closing Date (as such term is defined in the Master Transaction Agreement). The date on which the Commutation Amount is paid and received shall be referred to hereinafter as the “Effective Date.”

Exh. 1.01(a)-1

                    (b) The Company shall accept the Commutation Amount in full satisfaction of all of the Reinsurer’s liabilities and obligations under the Reinsurance Agreement and/or the individual risk cessions thereunder.

ARTICLE II
RELEASE

                    (a) Upon the Reinsurer’s payment of the Commutation Amount to the Company, the Company, on behalf of itself and its shareholders, parents, affiliates and subsidiaries, and their respective officers, directors, and employees, hereby irrevocably and unconditionally releases and forever discharges the Reinsurer, its parents, subsidiaries and affiliates, and their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, and attorneys from any and all present and future actions, causes of action, suits, debts, liens, contracts, rights, agreements, obligations, promises, liabilities, claims, counterclaims, demands, damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred) of any kind, character, description or nature whatsoever, known or unknown to either or both Parties, suspected or unsuspected, reported or unreported, fixed or contingent, which the Company now has, owns or holds or claims to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising out of conduct or matters occurring on, prior to or subsequent to the Effective Date, against the Reinsurer, arising directly or indirectly out of, based upon, or in any way related to or in connection with the Reinsurance Agreement and/or the individual risk cessions thereunder, whether grounded in law or equity, or sounding in tort or contract or otherwise; provided, however, that the provisions of this Article II(a) shall not discharge obligations of the Reinsurer, which have been undertaken or imposed by the express terms of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements).

                    (b) Contemporaneous with the payment of the Commutation Amount to the Company, the Reinsurer, on behalf of itself and its shareholders, parents, affiliates and subsidiaries, and their respective officers, directors and employees, hereby irrevocably and unconditionally releases and forever discharges the Company, its shareholders, parents, subsidiaries and affiliates, and their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, and attorneys from any and all present and future actions, causes of action, suits, debts, liens, contracts, rights, agreements, obligations, promises, liabilities, claims, counterclaims, demands, damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred) of any kind, character, description or nature whatsoever, known or unknown to either or both Parties, suspected or unsuspected, reported or unreported, fixed or contingent, which the Reinsurer now has, owns, holds or claims to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising out of conduct or matters occurring on, prior to or subsequent to the Effective Date, against the Company, arising directly or indirectly out of, based upon, or in any way related to or in connection with the Reinsurance Agreement and/or the individual risk cessions thereunder, whether grounded in law or equity or sounding in tort or contract or otherwise; provided, however, that the provisions of this Article II(b) shall not discharge obligations of the

Exh. 1.01(a)-2

Company, which have been undertaken or imposed by the express terms of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements).

                    (c) The Parties understand that it is possible that unknown losses or claims may exist, or that present or future losses or claims may be underestimated in amounts or severity. Furthermore, the Parties expressly accept and assume the risk that the factual or legal assumptions made by any Party in connection with this Agreement may be found hereafter to be different from the true facts or law, and the Parties agree that this Agreement shall be and shall remain in full force and effect notwithstanding such differences in facts or law. Each Party expressly takes all of the foregoing into account in determining the amount of consideration to be given and paid for the giving of this Agreement, and a portion of the said consideration, having been bargained for between the Parties with the knowledge of the possibility of such unknown losses and claims, is given in exchange for the full accord, satisfaction and discharge of all such losses and claims.

                    (d) Full payment of the Commutation Amount shall be in complete accord, satisfaction, settlement and commutation of any and all past, current and future liabilities and obligations that each Party owes or may owe to the other arising directly or indirectly out of or related to or in connection with the Reinsurance Agreement and/or the individual risk cessions thereunder and that upon payment of the Commutation Amount, the Reinsurance Agreement shall be terminated as of the Effective Date and neither Party shall have any further obligation or liability to the other Party under the Reinsurance Agreement and/or the individual risk cessions thereunder.

ARTICLE III
NON-RELIANCE

                    (a) This Agreement fully and finally resolves the rights, duties and obligations of the Company and the Reinsurer under the Reinsurance Agreement, and neither Party shall:

          (i) have any remedy in respect of any representation, warranty or undertaking of the other that is not specifically set forth in this Agreement, the Master Transaction Agreement, or the Ancillary Agreements commuting the reinsurance agreements listed in Part I of Schedule 2.01 of the Master Transaction Agreement, whether or not relied upon by the other Party; or

          (ii) seek to reopen or set aside this Agreement or the Reinsurance Agreement on any basis whatsoever, including, without limitation, that this Agreement or the Reinsurance Agreement is void or voidable due to a mistake or change in law or a unilateral or mutual mistake of fact in any way related to this Agreement or the Reinsurance Agreement.

                    (b) The Company and the Reinsurer have voluntarily entered into this Agreement based: (i) upon their own independent assessment of the relevant facts and their rights and obligations under the Reinsurance Agreement and (ii) except as expressly set forth in Article III and Article IV of the Master Transaction Agreement, not upon any representations that were made or disclosures that were made by the other Party, their affiliates, officers,

Exh. 1.01(a)-3

directors, shareholders, employees, representatives, agents, attorneys or their respective heirs, administrators, predecessors, successors and assigns. Each Party acknowledges that it has carefully read, and that it understands the scope and effect of this Agreement and has had a full and fair opportunity to consult with, and seek the advice and recommendations of its attorneys, actuaries and other professional advisors prior to its execution of this Agreement.

                    (c) This Agreement and the negotiations and proceedings leading to this Agreement shall not form the basis of any claim by either Party against the other Party or against any officer, director, consultant, professional or shareholder of the other Party, except with respect to an action for enforcement of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements).

ARTICLE IV
EXCLUSIVE BENEFIT OF THE PARTIES AND BINDING EFFECT

                    The rights, duties and obligations set forth herein shall inure to the benefit of and be binding upon the Company and the Reinsurer as they are identified in this Agreement and their parents, subsidiaries and affiliates, and their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, and attorneys and this Agreement is not intended to confer any rights or benefits upon persons or entities other than the foregoing parties.

ARTICLE V
COMPROMISE

                    This Agreement sets forth a compromise and shall never at any time for any purpose be considered as an admission of liability or responsibility on the part of any party hereto regarding any aspect of the Reinsurance Agreement. Neither this Agreement nor any of its terms shall be admissible in any action, arbitration, or proceeding other than one to enforce the terms of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements), including, but not limited to, the releases provided in Article II.

ARTICLE VI
FURTHER ASSURANCES

                    The Parties, without further consideration, shall execute and deliver such other documents and take such other action as may be necessary to effect this Agreement.

ARTICLE VII
MISCELLANEOUS

                    (a) Should any part, term or provision of this Agreement, except Article I or Article II, be declared or determined to be illegal or invalid pursuant to a final and unappealable order of a court of competent jurisdiction, the validity of the remaining parts, terms and provisions shall not be affected thereby and such illegal or invalid part, term or provision shall be deemed not to be part of this Agreement. If either Article I or Article II is determined by a court

Exh. 1.01(a)-4

of competent jurisdiction or regulatory authority to be unenforceable, either Party, at its option, shall be entitled to rescind this Agreement, and the Reinsurer shall be entitled to repayment of the Commutation Amount immediately upon such rescission. Upon such rescission, the Reinsurance Agreement and all rights, obligations and liabilities of the Parties under the Reinsurance Agreement shall be reinstated as if this Agreement had never been executed. Notwithstanding the foregoing, the releases given pursuant to Article II shall remain in full force and effect as to the Parties’ officers, directors, agents, employees, shareholders, representatives, advisors and attorneys.

                    (b) This Agreement and the Master Transaction Agreement (including the Ancillary Agreements) set forth the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements or understanding between them pertaining to the subject matter hereof. A facsimile copy of a signature shall have the same force and effect as an original signature.

                    (c) This Agreement may not be amended, altered, supplemented or modified, except by written agreement signed by the Parties.

                    (d) This Agreement may be executed and delivered in multiple counterparts, each of which, when so executed and delivered, shall be an original, but such counterparts shall together constitute but one and the same instrument and agreement.

                    (e) For purposes of this Agreement, a “Business Day” is any day other than a Saturday, Sunday or a public holiday in Bermuda.

                    (f) This Agreement shall be governed by and construed in accordance with the laws of Bermuda without regard to principles of conflicts of law or choice of law and the Parties submit to the exclusive jurisdiction of the Supreme Court of Bermuda in respect of all disputes arising out of or in connection with this Agreement.

                    (g) All notices under this Agreement shall be in writing and shall be deemed to be duly given and received (i) upon delivery if delivered by certified mail; or (ii) on the next Business Day if sent by overnight courier (iii) on the date sent by facsimile if sent during the recipient’s normal business hours or, if sent by facsimile outside such hours, on the next Business Day; provided, that such notices are sent to a Party to its Address for Notices set forth on Schedule B hereto or to such other address as either Party may have furnished to the other in writing.

                    (h) For all purposes this Agreement shall be deemed to have been drafted jointly by both Parties.

                    (i) This Agreement is an agreement solely between the Company and the Reinsurer. No right of action against the Reinsurer shall accrue to any insured, policyholder, or other contracting party of the Company unless granted herein by virtue of this Agreement.

Exh. 1.01(a)-5

                    IN WITNESS WHEREOF, the Parties have executed this Agreement by their respective authorized officers as of the day and year first written below.

Dated:	XL FINANCIAL ASSURANCE LTD

By:

Name:
Title:

Dated:	XL INSURANCE (BERMUDA) LTD
FORMERLY KNOWN AS
XL INSURANCE LTD

By:

Name:
Title:

Exh. 1.01(a)-6

SCHEDULE A

WIRE TRANSFER INSTRUCTIONS

Transfer instructions for remitting funds to XL Financial Assurance Ltd

[Intentionally omitted]

Please send e-mail / fax containing details of the transfer to:

[Intentionally omitted]

Rebecca O’Connell (VP & Assistant Treasurer) at SCA
Phone:	(212) 478-3629
Fax:	(212) 478-3587
E-mail:	rebecca.oconnell@xlgroup.com

Exh. 1.01(a)-7

SCHEDULE B

ADDRESS FOR NOTICE

TO THE COMPANY:

XL Financial Assurance Ltd
A.S. Cooper Building
26 Reid Street, 4th Floor
Hamilton, Bermuda HM 11
Attn: President
Facsimile: 441-296-4351

and

XL Capital Assurance Inc.
1221 Avenue of the Americas
New York, New York 10022
Attn: General Counsel
Facsimile: 212-478-3579

TO THE REINSURER:

XL Insurance (Bermuda) Ltd
XL House
One Bermudiana Road
Hamilton HM 11
Bermuda
Attention: General Counsel
Facsimile: 441-295-2840

Exh. 1.01(a)-8

EXHIBIT 1.01(b)

FORM OF ADVERSE DEVELOPMENT COVER COMMUTATION AGREEMENT

Exhibit 1.01(b)

COMMUTATION AND RELEASE AGREEMENT

                    This Commutation and Release Agreement (the “Agreement”) dated as of ________, 2008, is made by and among XL Capital Assurance Inc., a company domiciled in New York (“XLCA”), XL Financial Assurance Ltd, a company domiciled in Bermuda (“XLFA”), XL Reinsurance America Inc., a company also domiciled in New York (“XLRA”), and XL Insurance (Bermuda) Ltd, formerly known as XL Insurance Ltd, a company also domiciled in Bermuda (“XLI”). XLCA and XLFA are hereinafter referred to collectively as the “SCA Companies;” XLRA and XLI are hereinafter referred to collectively as the “XL Companies;” and the SCA Companies and the XL Companies are hereinafter referred to collectively as the “Parties.”

RECITALS

                    WHEREAS, XLCA and XLRA previously entered into an Adverse Development Reinsurance Agreement effective as of August 4, 2006, pursuant to which XLRA agreed to reinsure certain liabilities of XLCA (the “Reinsurance Agreement”); and

                    WHEREAS, XLFA and XLI previously entered into an Indemnification Agreement, dated August 4, 2006, pursuant to which XLI agreed to indemnify XLFA in respect of future adverse development as respect certain of its liabilities (the “Indemnification Agreement,” the Reinsurance Agreement and the Indemnification Agreement are hereinafter referred to collectively as the “Adverse Development Cover”); and

                    WHEREAS, the Parties are parties to that certain Master Commutation, Release and Restructuring Agreement, dated as of July __, 2008, by and among the SCA Companies, the XL Companies, Security Capital Assurance Ltd and the other parties thereto (the “Master Transaction Agreement”), pursuant to which the Parties have agreed to enter into this Agreement; and

                    WHEREAS, the Parties agree that it is in each of their best interests to freely and voluntarily enter into this Agreement and to fully and forever release and discharge each other from their respective existing and future liabilities and obligations, including contingent and uncertain liabilities, both known and unknown, under the Adverse Development Cover and to compromise, resolve and settle all amounts due, or which may become due, between each other arising out of, in respect of, or relating to the Adverse Development Cover; and

                    WHEREAS, the Parties or their affiliates, may be parties to agreements other than the Adverse Development Cover, and it is the intent of the Parties that this Agreement will not have any effect upon such other agreements.

                    NOW, THEREFORE, in consideration of the covenants, conditions, promises and releases contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Exh. 1.01(b)-1

ARTICLE I
PAYMENT

                    (a) The XL Companies shall pay to the SCA Companies the sum of Sixty Five Million, Three Hundred Thousand Dollars ($65,300,000.00) (the “Commutation Amount”) via direct wire transfer, in immediately available funds, in accordance with the payment instructions set forth on Schedule A hereto on the Closing Date (as such term is defined in the Master Transaction Agreement) as follows: (i) XLI shall pay to XLFA the sum of Fifty Eight Million, Three Hundred Thousand Dollars ($58,300,000.00); and (ii) XLRA shall pay to XLCA the sum of Seven Million Dollars ($7,000,000.00). The date on which the Commutation Amount is paid and received shall be referred to hereinafter as the “Effective Date.”

                    (b) The SCA Companies shall accept the Commutation Amount in full satisfaction of all of the XL Companies’ liabilities and obligations under the Adverse Development Cover.

ARTICLE II
RELEASE

                    (a) Upon the XL Companies’ payment of the Commutation Amount to the SCA Companies, the SCA Companies, on behalf of themselves and their shareholders, parents, affiliates and subsidiaries, and their respective officers, directors and employees, hereby irrevocably and unconditionally releases and forever discharges the XL Companies, their parents, subsidiaries and affiliates, and their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, and attorneys from any and all present and future actions, causes of action, suits, debts, liens, contracts, rights, agreements, obligations, promises, liabilities, claims, counterclaims, demands, damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred) of any kind, character, description or nature whatsoever, known or unknown to any or all of the Parties, suspected or unsuspected, reported or unreported, fixed or contingent, which the SCA Companies now have, own or hold or claim to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising out of conduct or matters occurring on, prior to or subsequent to the Effective Date, against the XL Companies, arising directly or indirectly out of, based upon, or in any way related to or in connection with the Adverse Development Cover, whether grounded in law or equity, or sounding in tort or contract or otherwise; provided, however, that the provisions of this Article II(a) shall not discharge obligations of the XL Companies, which have been undertaken or imposed by the express terms of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements).

                    (b) Contemporaneous with the payment of the Commutation Amount to the SCA Companies, the XL Companies, on behalf of themselves and their shareholders, parents, affiliates and subsidiaries, and their respective officers, directors and employees, hereby irrevocably and unconditionally releases and forever discharges the SCA Companies, their shareholders, parents, subsidiaries and affiliates, and their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, and attorneys from any and all present and future actions, causes of action, suits, debts, liens, contracts, rights,

Exh. 1.01(b)-2

agreements, obligations, promises, liabilities, claims, counterclaims, demands, damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred) of any kind, character, description or nature whatsoever, known or unknown to any or all of the Parties, suspected or unsuspected, reported or unreported, fixed or contingent, which the XL Companies now have, own, hold or claim to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising out of conduct or matters occurring on, prior to or subsequent to the Effective Date, against the SCA Companies, arising directly or indirectly out of, based upon, or in any way related to or in connection with the Adverse Development Cover, whether grounded in law or equity or sounding in tort or contract or otherwise; provided, however, that the provisions of this Article II(b) shall not discharge obligations of the SCA Companies, which have been undertaken or imposed by the express terms of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements).

                    (c) The Parties understand that it is possible that unknown losses or claims may exist, or that present or future losses or claims may be underestimated in amounts or severity. Furthermore, the Parties expressly accept and assume the risk that the factual or legal assumptions made by any Party in connection with this Agreement may be found hereafter to be different from the true facts or law, and the Parties agree that this Agreement shall be and shall remain in full force and effect notwithstanding such differences in facts or law. Each Party expressly takes all of the foregoing into account in determining the amount of consideration to be given and paid for the giving of this Agreement, and a portion of the said consideration, having been bargained for between the Parties with the knowledge of the possibility of such unknown losses and claims, is given in exchange for the full accord, satisfaction and discharge of all such losses and claims.

                    (d) Full payment of the Commutation Amount shall be in complete accord, satisfaction, settlement and commutation of any and all past, current and future liabilities and obligations that each Party owes or may owe to the other arising directly or indirectly out of or related to or in connection with the Adverse Development Cover and that upon payment of the Commutation Amount, the Adverse Development Cover shall be terminated as of the Effective Date and no Party shall have any further obligation or liability to the other Party under the Adverse Development Cover.

ARTICLE III
NON-RELIANCE

                    (a) This Agreement fully and finally resolves the rights, duties and obligations of the Parties under the Adverse Development Cover, and no Party shall:

          (i) have any remedy in respect of any representation, warranty or undertaking of the other that is not specifically set forth in this Agreement, the Master Transaction Agreement, or the Ancillary Agreements commuting the reinsurance agreements listed in Part I of Schedule 2.01 of the Master Transaction Agreement, whether or not relied upon by the other Party; or

Exh. 1.01(b)-3

          (ii) seek to reopen or set aside this Agreement or the Adverse Development Cover on any basis whatsoever, including, without limitation, that this Agreement or the Adverse Development Cover are void or voidable due to a mistake or change in law or a unilateral or mutual mistake of fact in any way related to this Agreement or the Adverse Development Cover.

                    (b) The SCA Companies and the XL Companies have voluntarily entered into this Agreement based: (i) upon their own independent assessment of the relevant facts and their rights and obligations under the Adverse Development Cover and (ii) except as expressly set forth in Article III and Article IV of the Master Transaction Agreement, not upon any representations that were made or disclosures that were made by the other Party, their affiliates, officers, directors, shareholders, employees, representatives, agents, attorneys or their respective heirs, administrators, predecessors, successors and assigns. Each Party acknowledges that it has carefully read, and that it understands the scope and effect of this Agreement and has had a full and fair opportunity to consult with, and seek the advice and recommendations of its attorneys, actuaries and other professional advisors prior to its execution of this Agreement.

                    (c) This Agreement and the negotiations and proceedings leading to this Agreement shall not form the basis of any claim by a Party against another Party or against any officer, director, consultant, professional or shareholder of the another Party, except with respect to an action for enforcement of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements).

ARTICLE IV
EXCLUSIVE BENEFIT OF THE PARTIES AND BINDING EFFECT

                    The rights, duties and obligations set forth herein shall inure to the benefit of and be binding upon the SCA Companies and the XL Companies as they are identified in this Agreement and their parents, subsidiaries and affiliates, and their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, and attorneys and this Agreement is not intended to confer any rights or benefits upon persons or entities other than the foregoing parties.

ARTICLE V
COMPROMISE

                    This Agreement sets forth a compromise and shall never at any time for any purpose be considered as an admission of liability or responsibility on the part of any party hereto regarding any aspect of the Adverse Development Cover. Neither this Agreement nor any of its terms shall be admissible in any action, arbitration, or proceeding other than one to enforce the terms of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements), including, but not limited to, the releases provided in Article II.

Exh. 1.01(b)-4

ARTICLE VI
FURTHER ASSURANCES

                    The Parties, without further consideration, shall execute and deliver such other documents and take such other action as may be necessary to effect this Agreement.

ARTICLE VII
MISCELLANEOUS

                    (a) Should any part, term or provision of this Agreement, except Article I or Article II, be declared or determined to be illegal or invalid pursuant to a final and unappealable order of a court of competent jurisdiction, the validity of the remaining parts, terms and provisions shall not be affected thereby and such illegal or invalid part, term or provision shall be deemed not to be part of this Agreement. If either Article I or Article II is determined by a court of competent jurisdiction or regulatory authority to be unenforceable, any Party, at its option, shall be entitled to rescind this Agreement, and the XL Companies shall be entitled to repayment of the Commutation Amount immediately upon such rescission. Upon such rescission, the Adverse Development Cover and all rights, obligations and liabilities of the Parties under the Adverse Development Cover shall be reinstated as if this Agreement had never been executed. Notwithstanding the foregoing, the releases given pursuant to Article II shall remain in full force and effect as to the Parties’ officers, directors, agents, employees, shareholders, representatives, advisors and attorneys.

                    (b) This Agreement and the Master Transaction Agreement (including the Ancillary Agreements) set forth the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements or understanding between them pertaining to the subject matter hereof. A facsimile copy of a signature shall have the same force and effect as an original signature.

                    (c) This Agreement may not be amended, altered, supplemented or modified, except by written agreement signed by the Parties.

                    (d) This Agreement may be executed and delivered in multiple counterparts, each of which, when so executed and delivered, shall be an original, but such counterparts shall together constitute but one and the same instrument and agreement.

                    (e) For purposes of this Agreement, a “Business Day” is any day other than a Saturday, Sunday or a public holiday in New York.

                    (f) This Agreement shall be governed by and construed in accordance with the laws of New York without regard to principles of conflicts of law or choice of law and the Parties submit to the exclusive jurisdiction of the Supreme Court of the State of New York in respect of all disputes arising out of or in connection with this Agreement.

                    (g) All notices under this Agreement shall be in writing and shall be deemed to be duly given and received (i) upon delivery if delivered by certified mail; or (ii) on the next Business Day if sent by overnight courier (iii) on the date sent by facsimile if sent during the

Exh. 1.01(b)-5

recipient’s normal business hours or, if sent by facsimile outside such hours, on the next Business Day; provided, that such notices are sent to a Party to its Address for Notices set forth on Schedule B hereto or to such other address as either Party may have furnished to the other in writing.

                    (h) For all purposes this Agreement shall be deemed to have been drafted jointly by the Parties.

                    (i) This Agreement is an agreement solely between the SCA Companies and the XL Companies. No right of action against the XL Companies shall accrue to any insured, policyholder, or other contracting party of the SCA Companies unless granted herein by virtue of this Agreement.

Exh. 1.01(b)-6

                    IN WITNESS WHEREOF, the Parties have executed this Agreement by their respective authorized officers as of the day and year first written below.

Dated:	XL CAPITAL ASSURANCE INC.

By:

Name:
Title:

Dated:	XL FINANCIAL ASSURANCE LTD

By:

Name:
Title:

Dated:	XL REINSURANCE AMERICA INC.

By:

Name:
Title:

Dated:	XL INSURANCE (BERMUDA) LTD
FORMERLY KNOWN AS
XL INSURANCE LTD

By:

Name:
Title:

Exh. 1.01(b)-7

SCHEDULE A

WIRE TRANSFER INSTRUCTIONS

Transfer instructions for remitting funds to XL Capital Assurance Inc.

[Intentionally omitted]

Please send e-mail / fax containing details of the transfer to:

[Intentionally omitted]

Rebecca O’Connell (VP & Assistant Treasurer) at SCA
Phone: (212) 478-3629
Fax: (212) 478-3587
E-mail: rebecca.oconnell@xlgroup.com

Transfer instructions for remitting funds to XL Financial Assurance Ltd

[Intentionally omitted]

Please send e-mail / fax containing details of the transfer to:

[Intentionally omitted]

Rebecca O’Connell (VP & Assistant Treasurer) at SCA
Phone: (212) 478-3629
Fax: (212) 478-3587
E-mail: rebecca.oconnell@xlgroup.com

Exh. 1.01(b)-8

SCHEDULE B

ADDRESS FOR NOTICE

TO XLCA:

XL Capital Assurance Inc.
1221 Avenue of the Americas
New York, New York 10022
Attn: General Counsel
Facsimile: 212-478-3579

TO XLFA:

XL Financial Assurance Ltd
A.S. Cooper Building
26 Reid Street, 4th Floor
Hamilton, Bermuda HM 11
Attn: President
Facsimile: 441-296-4351

and

XL Capital Assurance Inc.
1221 Avenue of the Americas
New York, New York 10022
Attn: General Counsel
Facsimile: 212-478-3579

TO XLRA:

XL Reinsurance America Inc.
Seaview House
70 Seaview Avenue
Stamford, CT 06902-6040
Attention: General Counsel
Facsimile: 203-964-5309

TO XLI:

XL Insurance (Bermuda) Ltd
XL House
One Bermudiana Road
Hamilton HM 11
Bermuda
Attention: General Counsel
Facsimile: 441-295-2840

Exh. 1.01(b)-9

EXHIBIT 1.01(c)

FORM OF JOINDER AGREEMENT

Exhibit 1.01(c)

JOINDER AGREEMENT

          JOINDER AGREEMENT (this “Joinder Agreement”), dated as of _____, 2008, is entered into pursuant to the Master Commutation, Release and Restructuring Agreement (as amended, supplemented or otherwise modified from time to time, the “Master Agreement”), dated as of July __, 2008, among XL CAPITAL LTD, an exempted limited company incorporated under the Laws of the Cayman Islands (“XL”), XL INSURANCE (BERMUDA) LTD, (formerly known as X.L. Insurance Ltd) a Bermuda exempted company (“XLI”), XL REINSURANCE AMERICA INC., a New York insurance corporation (“XLRA”), X.L. GLOBAL SERVICES, INC., a service company incorporated under the Laws of Delaware (“XLGS”), XL SERVICES (BERMUDA) LTD, a service company incorporated under the Laws of Bermuda (“XLBS”), X.L. AMERICA, INC., a company incorporated under the Laws of Delaware (“XLA”), SECURITY CAPITAL ASSURANCE LTD, a Bermuda exempted company (“SCA”), XL FINANCIAL ASSURANCE LTD., a Bermuda exempted company (“XLFA”), XL CAPITAL ASSURANCE INC., a New York insurance company (“XLCA”), XL FINANCIAL ADMINISTRATIVE SERVICES INC., a company incorporated under the Laws of Delaware (“XLFAS”), SCA BERMUDA ADMINISTRATIVE LTD., a company incorporated under the Laws of Bermuda (“SCAB”), XL CAPITAL ASSURANCE (U.K.) LIMITED, an insurance company regulated by the Financial Services Authority and incorporated under the Laws of England and Wales (“XLCAUK”), those portfolio trusts that may become a Party to the Agreement from time to time, and such counterparties to credit default swap agreements with Affiliates of XLCA that may become Party to the Agreement from time to time. Unless otherwise defined herein, capitalized terms used herein and defined in the Master Agreement and shall have the meanings given to them in the Master Agreement.

RECITALS:

          WHEREAS, the party hereto wishes to enter into the Master Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. Joinder to the Master Agreement. The party hereto confirms that it has received a copy of the Master Agreement and such other documents and information as it has deemed appropriate to conduct its own analysis and make its own decision to enter into this Joinder Agreement and agrees to:

                    (a) join the Master Agreement as a [CDS Counterparty/portfolio trust Affiliate of XLCA that is an SCA Party] thereunder with the same force and effect as if originally named therein as a CDS Counterparty and, without limiting the generality of the foregoing, hereby expressly accepts and assumes all rights and obligations of a [CDS Counterparty/SCA Party] thereunder, including the releases entered into by such party pursuant to Section 2.05 of the Master Agreement;

                    (b) be bound by, and hereby confirms, all covenants, agreements, consents, submissions, appointments, benefits and acknowledgments attributable to a [CDS Counterparty/SCA Party] in the Master Agreement; and

Exh. 1.01(c)-1

                    (c) perform all obligations required of it as a [CDS Counterparty/SCA Party] by the Master Agreement.

          2. Representations and Warranties. Each [CDS Counterparty/SCA Party] hereby represents and warrants that the representations and warranties with respect to it contained in, or made by it in, [Article V/III] of the Master Agreement, are true and correct in all material respects on the date hereof (after giving effect to this Joinder Agreement) as if made on and as of the date hereof (except that any applicable representation or warranty that by its terms is made as of an earlier date is true and correct as of such earlier date).

          3. Effective Date. The effective date of this Joinder Agreement shall be the date hereof (the “Effective Date”). Upon execution, the party hereto shall promptly provide delivery of an executed copy of this Joinder Agreement to the XL Parties, the SCA Parties and Davis Polk & Wardwell as counsel to the CDS Counterparties along with all disclosure schedules and information required to be delivered pursuant to the Master Agreement. This Joinder Agreement shall become effective upon delivery to XL.

          4. Governing Law. This Joinder Agreement shall be interpreted under and governed by the Laws of the State of New York, without giving effect to conflicts of law provisions thereof.

          5. Signature Pages. A facsimile or Portable Document Format copy of a signature shall have the same force and effect as an original signature.

[SIGNATURE FOLLOWS IMMEDIATELY HEREAFTER]

Exh. 1.01(c)-2

                    IN WITNESS WHEREOF, the party hereto has caused this Joinder Agreement to be duly executed and delivered by its proper and duly authorized officers as of this [___] day of [_______], 2008.

[CDS Counterparty/Portfolio Trust]

By:

Name:
Title:

[Notice Information]

Exh. 1.01(c)-3

EXHIBIT 1.01(d)

FORM OF EXCESS OF LOSS COMMUTATION AGREEMENT

Exhibit 1.01(d)

COMMUTATION AND RELEASE AGREEMENT

                    This Commutation and Release Agreement (the “Agreement”) dated as of _____, 2008, is made by and between XL Financial Assurance Ltd, a company domiciled in Bermuda (the “Company”) and XL Insurance (Bermuda) Ltd, formerly known as XL Insurance Ltd, a company also domiciled in Bermuda ( the “Reinsurer”). The Reinsurer and the Company are hereinafter referred to collectively as the “Parties.”

RECITALS

                    WHEREAS, the Parties previously entered into a reinsurance agreement entitled the Excess of Loss Reinsurance Agreement executed on October 3, 2001, as amended, pursuant to which the Reinsurer agreed to reinsure certain liabilities of the Company (the “Reinsurance Agreement”); and

                    WHEREAS, the vast majority of the Reinsurer’s exposure under the Reinsurance Agreement is attributable to a Facultative Quota Share Reinsurance Treaty dated as of October 6, 1999 as amended and restated by an Amended and Restated Facultative Quota Share Reinsurance Treaty dated as of June 22, 2001, as further amended and restated by a Second Amended and Restated Facultative Quota Share Reinsurance Treaty dated as of May 1, 2004, and as further amended and restated by a Third Amended and Restated Facultative Quota Share Reinsurance Treaty dated as of June 29, 2006 (the “Quota Share”) pursuant to which the Company reinsures certain liabilities of XL Capital Assurance Inc. (“XLCA”); and

                    WHEREAS, the Parties and XLCA are parties to that certain Master Commutation, Release and Restructuring Agreement, dated as of July __, 2008, by and among the Company, the Reinsurer, Security Capital Assurance Ltd and other parties thereto (the “Master Transaction Agreement”), pursuant to which (a) the Company and the Reinsurer have agreed to enter into this Agreement; and (b) XLCA and the Company have agreed to commute the Quota Share and fully and finally extinguish all of the parties’ rights and obligations under the Quota Share (the “Quota Share Commutation”); and

                    WHEREAS, the Reinsurer believes it is entitled to terminate the Reinsurance Agreement upon thirty (30) days notice and to seek reimbursement of the monies it previously paid under the Reinsurance Agreement based upon its belief that the Company used an improper “Threshold Amount” for purposes of calculating the “Liability Amount” under the Reinsurance Agreement, and the Company believes that the Reinsurer has no such entitlement and confirms its position that it had used the proper Threshold Amount for purposes of calculating the Liability Amount under the Reinsurance Agreement (the “Dispute”); and

                    WHEREAS, the Parties agree that it is in each of their best interests to freely and voluntarily enter into this Agreement and the Master Transaction Agreement and to settle the Dispute and to fully and forever release and discharge each other from their respective existing and future liabilities and obligations, including contingent and uncertain liabilities, both known and unknown, under the Reinsurance Agreement and to compromise, resolve and settle all amounts due, or which may become due, between each other arising out of, in respect of, or relating to the Reinsurance Agreement; and

Exh. 1.01(d)-1

                    WHEREAS, the Company has agreed that it will pay the Commutation Amount it receives under this Agreement as part of the consideration it pays to XLCA under the Quota Share Commutation;

                    WHEREAS, the Company and the Reinsurer, or their affiliates, may be parties to agreements other than the Reinsurance Agreement, and it is the intent of the Parties that this Agreement will not have any effect upon such other agreements.

                    NOW, THEREFORE, in consideration of the covenants, conditions, promises and releases contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I

PAYMENT

                    (a) The Reinsurer shall pay to the Company the sum of One Hundred Million Dollars ($100,000,000.00) (the “Commutation Amount”) via direct wire transfer, in immediately available funds, in accordance with the payment instructions set forth on Schedule A hereto on the Closing Date (as such term is defined in the Master Transaction Agreement). The date on which the Commutation Amount is paid and received shall be referred to hereinafter as the “Effective Date.”

                    (b) The Company shall accept the Commutation Amount in full satisfaction of all of the Reinsurer’s liabilities and obligations under the Reinsurance Agreement.

ARTICLE II

RELEASE

                    (a) Upon the Reinsurer’s payment of the Commutation Amount to the Company, the Company, on behalf of itself and its shareholders, parents, affiliates and subsidiaries, and their respective officers, directors and employees, hereby irrevocably and unconditionally releases and forever discharges the Reinsurer, its parents, subsidiaries and affiliates, and their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, and attorneys from any and all present and future actions, causes of action, suits, debts, liens, contracts, rights, agreements, obligations, promises, liabilities, claims, counterclaims, demands, damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred) of any kind, character, description or nature whatsoever, known or unknown to either or both Parties, suspected or unsuspected, reported or unreported, fixed or contingent, which the Company now has, owns or holds or claims to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising out of conduct or matters occurring on, prior to or subsequent to the Effective Date, against the Reinsurer, arising directly or indirectly out of, based upon, or in any way related to or in connection with the Reinsurance Agreement, whether grounded in law or equity, or sounding in tort or contract or otherwise; provided, however, that the provisions of this Article II(a) shall not discharge

Exh. 1.01(d)-2

obligations of the Reinsurer, which have been undertaken or imposed by the express terms of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements).

                    (b) Contemporaneous with the payment of the Commutation Amount to the Company, the Reinsurer, on behalf of itself and its shareholders, parents, affiliates and subsidiaries, and their respective officers, directors and employees, hereby irrevocably and unconditionally releases and forever discharges the Company, its shareholders, parents, subsidiaries and affiliates, and their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, and attorneys from any and all present and future actions, causes of action, suits, debts, liens, contracts, rights, agreements, obligations, promises, liabilities, claims, counterclaims, demands, damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred) of any kind, character, description or nature whatsoever, known or unknown to either or both Parties, suspected or unsuspected, reported or unreported, fixed or contingent, which the Reinsurer now has, owns, holds or claims to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising out of conduct or matters occurring on, prior to or subsequent to the Effective Date, against the Company, arising directly or indirectly out of, based upon, or in any way related to or in connection with the Reinsurance Agreement, whether grounded in law or equity or sounding in tort or contract or otherwise; provided, however, that the provisions of this Article II(b) shall not discharge obligations of the Company, which have been undertaken or imposed by the express terms of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements).

                    (c) The Parties understand that it is possible that unknown losses or claims may exist, or that present or future losses or claims may be underestimated in amounts or severity. Furthermore, the Parties expressly accept and assume the risk that the factual or legal assumptions made by any Party in connection with this Agreement may be found hereafter to be different from the true facts or law, and the Parties agree that this Agreement shall be and shall remain in full force and effect notwithstanding such differences in facts or law. Each Party expressly takes all of the foregoing into account in determining the amount of consideration to be given and paid for the giving of this Agreement, and a portion of the said consideration, having been bargained for between the Parties with the knowledge of the possibility of such unknown losses and claims, is given in exchange for the full accord, satisfaction and discharge of all such losses and claims.

                    (d) Full payment of the Commutation Amount shall be in complete accord, satisfaction, settlement and commutation of any and all past, current and future liabilities and obligations that each Party owes or may owe to the other arising directly or indirectly out of or related to or in connection with the Reinsurance Agreement and that upon payment of the Commutation Amount, the Reinsurance Agreement shall be terminated as of the Effective Date and neither Party shall have any further obligation or liability to the other Party under the Reinsurance Agreement.

Exh. 1.01(d)-3

ARTICLE III

NON-RELIANCE

                    (a) This Agreement fully and finally resolves the rights, duties and obligations of the Company and the Reinsurer under the Reinsurance Agreement, and neither Party shall:

          (i) have any remedy in respect of any representation, warranty or undertaking of the other that is not specifically set forth in this Agreement, the Master Transaction Agreement, or the Ancillary Agreements commuting the reinsurance agreements listed in Part I of Schedule 2.01 of the Master Transaction Agreement, whether or not relied upon by the other Party; or

          (ii) seek to reopen or set aside this Agreement or the Reinsurance Agreement on any basis whatsoever, including, without limitation, that this Agreement or the Reinsurance Agreement is void or voidable due to a mistake or change in law or a unilateral or mutual mistake of fact in any way related to this Agreement or the Reinsurance Agreement.

                    (b) The Company and the Reinsurer have voluntarily entered into this Agreement based: (i) upon their own independent assessment of the relevant facts and their rights and obligations under the Reinsurance Agreement and (ii) except as expressly set forth in Article III and Article IV of the Master Transaction Agreement, not upon any representations that were made or disclosures that were made by the other Party, their affiliates, officers, directors, shareholders, employees, representatives, agents, attorneys or their respective heirs, administrators, predecessors, successors and assigns. Each Party acknowledges that it has carefully read, and that it understands the scope and effect of this Agreement and has had a full and fair opportunity to consult with, and seek the advice and recommendations of its attorneys, actuaries and other professional advisors prior to its execution of this Agreement.

                    (c) This Agreement and the negotiations and proceedings leading to this Agreement shall not form the basis of any claim by either Party against the other Party or against any officer, director, consultant, professional or shareholder of the other Party, except with respect to an action for enforcement of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements).

ARTICLE IV

EXCLUSIVE BENEFIT OF THE PARTIES AND BINDING EFFECT

                    The rights, duties and obligations set forth herein shall inure to the benefit of and be binding upon the Company and the Reinsurer as they are identified in this Agreement and their parents, subsidiaries and affiliates, and their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, and attorneys and this Agreement is not intended to confer any rights or benefits upon persons or entities other than the foregoing parties.

Exh. 1.01(d)-4

ARTICLE V

COMPROMISE

                    This Agreement sets forth a compromise and shall never at any time for any purpose be considered as an admission of liability or responsibility on the part of any party hereto regarding any aspect of the Reinsurance Agreement. Neither this Agreement nor any of its terms shall be admissible in any action, arbitration, or proceeding other than one to enforce the terms of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements), including, but not limited to, the releases provided in Article II.

ARTICLE VI

FURTHER ASSURANCES

                    The Parties, without further consideration, shall execute and deliver such other documents and take such other action as may be necessary to effect this Agreement.

ARTICLE VII

MISCELLANEOUS

                    (a) Should any part, term or provision of this Agreement, except Article I or Article II, be declared or determined to be illegal or invalid pursuant to a final and unappealable order of a court of competent jurisdiction, the validity of the remaining parts, terms and provisions shall not be affected thereby and such illegal or invalid part, term or provision shall be deemed not to be part of this Agreement. If either Article I or Article II is determined by a court of competent jurisdiction or regulatory authority to be unenforceable, either Party, at its option, shall be entitled to rescind this Agreement, and the Reinsurer shall be entitled to repayment of the Commutation Amount immediately upon such rescission. Upon such rescission, the Reinsurance Agreement and all rights, obligations and liabilities of the Parties under the Reinsurance Agreement shall be reinstated as if this Agreement had never been executed. Notwithstanding the foregoing, the releases given pursuant to Article II shall remain in full force and effect as to the Parties’ officers, directors, agents, employees, shareholders, representatives, advisors and attorneys.

                    (b) This Agreement and the Master Transaction Agreement (including the Ancillary Agreements thereto) set forth the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements or understanding between them pertaining to the subject matter hereof. A facsimile copy of a signature shall have the same force and effect as an original signature.

                    (c) This Agreement may not be amended, altered, supplemented or modified, except by written agreement signed by the Parties.

Exh. 1.01(d)-5

                    (d) This Agreement may be executed and delivered in multiple counterparts, each of which, when so executed and delivered, shall be an original, but such counterparts shall together constitute but one and the same instrument and agreement.

                    (e) For purposes of this Agreement, a “Business Day” is any day other than a Saturday, Sunday or a public holiday in Bermuda.

                    (f) This Agreement shall be governed by and construed in accordance with the laws of Bermuda without regard to principles of conflicts of law or choice of law and the Parties submit to the exclusive jurisdiction of the Supreme Court of Bermuda in respect of all disputes arising out of or in connection with this Agreement.

                    (g) All notices under this Agreement shall be in writing and shall be deemed to be duly given and received (i) upon delivery if delivered by certified mail; or (ii) on the next Business Day if sent by overnight courier (iii) on the date sent by facsimile if sent during the recipient’s normal business hours or, if sent by facsimile outside such hours, on the next Business Day; provided, that such notices are sent to a Party to its Address for Notices set forth on Schedule B hereto or to such other address as either Party may have furnished to the other in writing.

                    (h) For all purposes this Agreement shall be deemed to have been drafted jointly by the Parties.

                    (i) This Agreement is an agreement solely between the Company and the Reinsurer. No right of action against the Reinsurer shall accrue to any insured, policyholder, or other contracting party of the Company unless granted herein by virtue of this Agreement.

Exh. 1.01(d)-6

                    IN WITNESS WHEREOF, the Parties have executed this Agreement by their respective authorized officers as of the day and year first written below.

Dated:	XL FINANCIAL ASSURANCE LTD

By:

Name:
Title:

Dated:	XL INSURANCE (BERMUDA) LTD
FORMERLY KNOWN AS XL
INSURANCE LTD

By:

Name:
Title:

Exh. 1.01(d)-7

SCHEDULE A

WIRE TRANSFER INSTRUCTIONS

Transfer instructions for remitting funds to XL Financial Assurance Ltd

[Intentionally omitted]

Please send e-mail / fax containing details of the transfer to:

[Intentionally omitted]

Rebecca O’Connell (VP & Assistant Treasurer) at SCA
Phone: (212) 478-3629
Fax: (212) 478-3587
E-mail: rebecca.oconnell@xlgroup.com

Exh. 1.01(d)-8

SCHEDULE B

ADDRESS FOR NOTICE

TO THE COMPANY:

XL Financial Assurance Ltd
A.S. Cooper Building
26 Reid Street, 4th Floor
Hamilton, Bermuda HM 11
Attn: President
Facsimile: 441-296-4351

and

XL Capital Assurance Inc.
1221 Avenue of the Americas
New York, New York 10022
Attn: General Counsel
Facsimile: 212-478-3579

TO THE REINSURER:

XL Insurance (Bermuda) Ltd
XL House
One Bermudiana Road
Hamilton HM 11
Bermuda
Attention: General Counsel
Facsimile: 441-295-2840

Exh. 1.01(d)-9

\

EXHIBIT 1.01(e)

FORM OF FACULTATIVE MASTER CERTIFICATE COMMUTATION AGREEMENT

[Intentionally omitted—superseded by
Amendment No. 1 to Master Transaction Agreement]

Exhibit 1.01(e)

EXHIBIT 1.01(f)

FORM OF QUOTA SHARE TREATY COMMUTATION AGREEMENT

[Intentionally omitted—superseded by
Amendment No. 1 to Master Transaction Agreement]

Exhibit 1.01(f)

EXHIBIT 1.01(g)

FORM OF SUBSCRIPTION AGREEMENT

[Intentionally omitted—superseded by
Amendment No. 1 to Master Transaction Agreement]

Exhibit 1.01(g)

EXHIBIT 1.01(h)

FORM OF XL STOCK RESALE AND REGISTRATION RIGHTS AGREEMENT

[Intentionally omitted—superseded by the
Amended and Restated Registration Rights Agreement
dated as of August 5, 2008]

Exhibit 1.01(h)

EXHIBIT 1.01(i)

FORM OF SCA SHAREHOLDER ENTITY AGREEMENT

Exhibit 1.01(i)

SHAREHOLDER AGREEMENT

          THIS SHAREHOLDER AGREEMENT (this “Agreement”) dated August [__], 2008, is entered into between [HSBC Private Bank, Bermuda Trust Company Limited] (the “Trustee”), a Bermuda exempted company as trustee of the special purpose trust (the “Trust”) established by the Declaration of Trust defined below and known as [name of trust] (the “SCA Shareholder Entity”), and Security Capital Assurance Ltd, a Bermuda exempted company (“SCA”).

          WHEREAS, SCA has entered into the Master Commutation, Release and Restructuring Agreement dated as of July [__], 2008 (the “Master Restructuring Agreement”) among SCA, XL Capital Assurance Inc. (“XLCA”), XL Financial Assurance Ltd., XL Financial Administrative Services Inc., SCA Bermuda Administrative Ltd., XL Capital Assurance (U.K.) Limited and those Portfolio Trusts a party thereto, XL Capital Ltd., XL Insurance (Bermuda) Ltd. (“XLI”), XL Reinsurance America Inc., X.L. Global Services Inc., XL Services (Bermuda) Limited and X.L. America, Inc. and the consenting counterparties party thereto (the “Consenting Counterparties”);

          WHEREAS, the parties to the Master Restructuring Agreement have agreed that 30,069,049 Common Shares (as hereinafter defined), which represent approximately 46% of the outstanding Common Shares and all of the Common Shares beneficially owned by XLI as of the date of this Agreement (the “SCA Shares”), shall be transferred to the SCA Shareholder Entity, which shall hold the SCA Shares in accordance with the terms of that certain Declaration of Trust dated as of the date hereof (the “Declaration of Trust”) establishing the SCA Shareholder Entity; and

          WHEREAS, the parties to the Master Restructuring Agreement have agreed that in connection with the transfer of the SCA Shares to the SCA Shareholder Entity, certain rights afforded to XLI under the Bye-Laws (as hereinafter defined) and under that certain transition agreement entered into on August 4, 2006 between XLI, SCA and the other parties thereto shall be transferred to the SCA Shareholder Entity.

          NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereto agree as follows:

          SECTION 1. Definitions.

          (a) “Act” means the Companies Act 1981 of Bermuda, as amended from time to time.

          (b) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, the term “control” (including its correlative meanings, the terms “controlling”, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this Agreement, no Consenting Counterparty shall be deemed to be an Affiliate of

Exh. 1.01(i)-1

the SCA Shareholder Entity and the SCA Shareholder Entity shall not be deemed to be an Affiliate of SCA or any of its Subsidiaries.

          (c) “Business Day” means any day excluding Saturday, Sunday and any day on which banks in New York, New York or Hamilton, Bermuda have the option or are required by law or other governmental action to close.

          (d) “Bye-Laws” means the Amended and Restated Bye-Laws of SCA, as amended from time to time.

          (e) “Common Shares” means the common shares, $0.01 par value per common share, of SCA, and any share capital into which such common shares shall have been converted or any share capital resulting from a reclassification of such common shares.

          (f) “Finance and Risk Oversight Committee” means the finance and risk oversight committee of the SCA Board.

          (g) “Independent” means, with respect to any director or nominee for director, an individual who is both (i) “independent” (as defined in the corporate governance rules of the listing standards of the New York Stock Exchange) of (A) SCA and its subsidiaries and (B) each Consenting Counterparty and the SCA Shareholder Entity assuming for purposes of this clause (B) that such independence standard were applied to, and such individual were a director of, each such Consenting Counterparty and the SCA Shareholder Entity and (ii) not a director, officer or employee of the SCA Shareholder Entity or any Consenting Counterparty, or an officer or employee of SCA or any of its Affiliates.

          (h) “Material Subsidiary” means at any time, (i) XLCA and (ii) any subsidiary of SCA which at such time is a “significant subsidiary” under Regulation S-X of the Securities Exchange Act of 1934, as amended.

          (i) “New York Stock Exchange” means the New York Stock Exchange Inc.

          (j) “Person” means an individual, corporation, partnership, association, trust, limited liability company or any other entity or organization, including a government or political subdivision or an agency, unit or instrumentality thereof.

          (k) “Representatives” means with respect to any Person, such Person’s Affiliates and its and their respective officers, directors, employees, accountants, counsel, consultants, advisors, agents and representatives.

          (l) “SCA Board” means the board of directors of SCA.

          (m) “SCA Board Nominee” means an individual who was nominated for election by the SCA Board (and who is not an SCA Shareholder Entity Nominee).

          (n) “Voting Restriction Termination Event” means the time at which the SCA Shareholder Entity’s and its Affiliates’ aggregate ownership of the then outstanding Common Shares is first equal to or less than 35%.

Exh. 1.01(i)-2

          SECTION 2. Corporate Governance.

          (a) Voting of SCA Shares. The SCA Shareholder Entity will vote the SCA Shares at each annual or special meeting of stockholders of SCA at which directors are to be elected, or execute proxies or written consents, as the case may be, in favor of (i) each SCA Shareholder Entity Nominee then standing for election and (ii) with respect to each other open board seat then standing for election that is not required to be filled by an SCA Shareholder Entity Nominee pursuant to Section 2(b) below, an individual that is Independent or, at the SCA Shareholder Entity’s election, an SCA Board Nominee; provided that in exercising its discretion pursuant to the foregoing clause (ii), the SCA Shareholder Entity will vote the SCA Shares so that a majority of the SCA Board is at all times Independent; provided, however, that the SCA Shareholder Entity shall not vote in favor of any individual who, to the SCA Shareholder Entity’s knowledge (after reasonable inquiry), is either receiving or entitled to receive, directly or indirectly, any compensation or entitlement to indemnification, or is named or entitled to be named as a beneficiary under any D&O insurance policy, for service on the SCA Board, any SCA Board committees or any SCA subsidiary boards or committees from the Consenting Counterparties or the SCA Shareholder Entity.

(b) SCA Shareholder Entity Nominees.

          (i) Until the occurrence of a Voting Restriction Termination Event, the SCA Shareholder Entity will have the right to nominate for the SCA Board (i) for so long as the SCA Board consists of nine or fewer directors, such number of nominees as would equal one nominee less than a majority of the directors and (ii) for so long as the SCA Board consists of ten or more directors, such number of nominees as would equal two nominees less than a majority of the directors (the “SCA Shareholder Entity Nominees”); provided that until the occurrence of a Voting Restriction Termination Event, the SCA Shareholder Entity shall at all times be entitled to nominate at least one nominee to the SCA Board. Such SCA Shareholder Entity Nominees will be allocated among the classes of the SCA Board as follows: (i) two to the “Class I” directors and (ii) one each to the “Class II” directors and “Class III” directors (or as substantially equivalent thereto if for any reason the SCA Board consists of more or fewer than nine directors), in each case, as such “classes” of directors are described in paragraph (3) of Section 8 of the Bye-Laws. For the avoidance of doubt, so long as the SCA Board consists of eleven directors, the SCA Shareholder Entity will have the right to nominate four of the eleven directors. If, for any reason, there is a vacancy in the SCA Board, which vacancy is of a director so nominated by the SCA Shareholder Entity, SCA shall replace that directorship as soon as practicable with a nominee selected by the SCA Shareholder Entity. Similarly, if there is a vacancy created by an increase in the number of directors, then such vacancy shall be filled in a manner consistent with the SCA Shareholder Entity’s rights set forth in this Section 2(b)(i). Moreover, if the size of the SCA Board is at any time reduced, the SCA Shareholder Entity shall cause such number of SCA Shareholder Entity Nominees, if any, in excess of those to which the SCA Shareholder Entity is entitled based on the reduced size of the SCA Board to resign from the SCA Board and any directorships they hold with subsidiaries of SCA. All SCA Shareholder Entity Nominees shall be Independent and shall be designated for nomination in accordance with Section 1.2.3 of Schedule B of the Declaration of Trust. SCA shall, subject to Section 2(b)(vi), take all action reasonably

Exh. 1.01(i)-3

necessary to appoint the initial SCA Shareholder Entity Nominees to the SCA Board as promptly as practicable following the execution and delivery hereof.

          (ii) SCA shall include the SCA Shareholder Entity Nominees in each slate of directors proposed, recommended or nominated for election by SCA or the SCA Board, and will use the same efforts to cause the election of such nominees as it uses for the SCA Board Nominees in connection with that election (it being understood that for so long as the SCA Board shall remain classified under the Act, this Section 2(b)(ii) shall apply to only the SCA Shareholder Entity Nominees assigned to the appropriate “class” then up for election).

          (iii) SCA agrees that each SCA Shareholder Entity Nominee shall be entitled to receive compensation and indemnification from SCA and its subsidiaries, and to be covered by D&O insurance policies of SCA and its subsidiaries, on the same terms as the SCA Board Nominees who are Independent. The SCA Shareholder Entity agrees that no SCA Shareholder Entity Nominee shall receive, directly or indirectly, any compensation or entitlement to indemnification, or be named as a beneficiary under any D&O insurance policy, for service on the SCA Board, any SCA Board committees or any SCA subsidiary boards or committees from the Consenting Counterparties or the SCA Shareholder Entity.

          (iv) Notwithstanding any provision of SCA’s Corporate Governance Guidelines and any confidentiality undertaking by the SCA Shareholder Entity or any SCA Shareholder Entity Nominee to the contrary, the parties acknowledge and agree that each SCA Shareholder Entity Nominee (i) is hereby authorized to disclose information to the SCA Shareholder Entity and its Representatives, (ii) is under no obligation to communicate any information received from the SCA Shareholder Entity or any of its Representatives to the SCA Chairman or any other Person and (iii) is authorized to initiate communications, directly or indirectly, with the SCA Shareholder Entity and its Representatives without any requirement to first pre-clear such communications with the SCA Chairman or any other Person, in each case, to the extent such SCA Shareholder Entity Nominee determines in good faith that the taking or the failure to take any such actions will not be inconsistent with his or her fiduciary duties to SCA under applicable law. For the avoidance of doubt, the provisions of the immediately preceding sentence shall not apply to disclosures to or communications with the Consenting Counterparties or their Representatives. SCA shall, effective as of the date hereof, amend SCA’s Corporate Governance Guidelines to extent necessary so that SCA’s Corporate Governance Guidelines do not contain any provisions inconsistent with the second preceding sentence.

          (v) Until the occurrence of a Voting Restriction Termination Event, the SCA Shareholder Entity will not form or join a “group” within the meaning of Section 13(d)(3) of the Exchange Act with any other Person, including without limitation any of the Consenting Counterparties, for the purpose of seeking to elect more than the number of SCA Shareholder Entity Nominees to which it is then entitled under Section 2(b)(i); provided that, subject to Section 2(a), the foregoing shall in no way prohibit the SCA Shareholder Entity from voting any securities of SCA in its discretion (including in

Exh. 1.01(i)-4

connection with any election contest) or otherwise independently exercising its rights as a stockholder of SCA.

          (vi) The SCA Shareholder Entity agrees not to nominate any individual that SCA’s Nominating & Governance Committee, after having the opportunity to conduct a reasonable inquiry, reasonably determines in the good faith discharge of its fiduciary duties (i) does not meet the requirements set forth in the penultimate sentence of Section 2(b)(i) or would be a party to or benefit from any arrangement that would violate the last sentence of Section 2(b)(iii) or (ii) does not meet the suitability criteria of the SCA Board, which criteria shall be consistently applied to individuals presented as SCA Shareholder Entity Nominees to the same extent as those presented as Independent SCA Board Nominees.

(c) Committees; Subsidiary Boards.

          (i) Until the occurrence of the Voting Restriction Termination Event, (i) the SCA Shareholder Entity will have the right to designate one member of the SCA Compensation Committee and (ii) the Compensation Committee of the SCA Board shall consist of at least five members which number of members shall not be changed without the SCA Shareholder Entity’s prior consent (subject to any restrictions imposed by applicable law, rule or regulation).

          (ii) Until the occurrence of the Voting Restriction Termination Event, (i) SCA will maintain a Finance and Risk Oversight Committee whose charter shall be substantially in its current form (with such changes thereto as may be agreed by a majority of the members of the Finance and Risk Oversight Committee and the SCA Board), (ii) the Finance and Risk Oversight Committee shall consist of at five members which number of members shall not be changed without the SCA Shareholder Entity’s prior consent, and (iii) two of the members of such Committee shall be SCA Shareholder Entity Nominees.

          (iii) Other than the Audit Committee, a Compensation Committee, a Nominating & Governance Committee and a Finance and Risk Oversight Committee, SCA shall establish no other committees of the SCA Board without the prior written consent of at least a majority of the SCA Shareholder Entity Nominees then in office (which shall not unreasonably be withheld).

          (iv) Subject to applicable law (including the Act) and New York Stock Exchange regulations, until the occurrence of the Voting Restriction Termination Event, upon the request of the SCA Shareholder Entity, SCA and the SCA Board shall take all actions necessary so that the composition of the board of directors, general partner, managing member (or controlling committee thereof) or any other board or committee serving a similar function with respect to each of SCA’s Material Subsidiaries (each a “Subsidiary Board”) shall be proportionate to the composition requirements of the SCA Board such that the SCA Shareholder Entity shall have the same proportional representation (rounded to the nearest whole number of directors, but in no event less

Exh. 1.01(i)-5

than one) on each such Subsidiary Board and committee thereof as it has on the SCA Board.

          (v) In each case where the SCA Shareholder Entity has the right to designate one or more members to any committee of the SCA Board, any Subsidiary Board or any committee thereof in accordance with this Section 2(c), the SCA Board shall select the SCA Shareholder Entity Nominee or SCA Shareholder Entity Nominees, as the case may be, to serve on such Subsidiary Board or committee in the same manner as Independent SCA Board Nominees are selected to serve on such Subsidiary Board or committee.

          (d) Notice of SCA Board Meetings. In addition to any other notice required by the Act or the Bye-Laws, SCA shall give each SCA Shareholder Entity Nominee the same notice and information provided to any other member of the SCA Board with respect to each meeting of the SCA Board or any committee thereof (even if such SCA Shareholder Entity Nominee is not a member of such committee), at the same time such notice is first made available to any such other member of the SCA Board; provided that if such notice and information is given by means other than email, SCA shall, simultaneously with the giving of such notice and information by such other means, deliver such notice and information to each SCA Shareholder Entity Nominee by email to the email address of such SCA Shareholder Entity Nominee provided to SCA.

          (e) Approval of Certain Matters. In addition to any other actions or approvals required under the Act or the Bye-Laws, each of SCA and the Shareholder Entity Nominee agree that until the occurrence of the Voting Restriction Termination Event, (i) the acquisition, sale, lease or transfer of all or substantially all of the assets of SCA, (ii) the discontinuance or redomestication of SCA out of Bermuda to another jurisdiction, (iii) mergers or amalgamations and (iv) the liquidation, dissolution or winding-up of SCA shall, in each case, require, as a condition to consummation thereof, the approval by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the votes cast in accordance with the provisions of the Bye-Laws; provided that this Section 2(e) shall not apply to the approval of any of the Transactions (as such term is defined in the Master Restructuring Agreement).

          SECTION 3. Certain Additional Agreements.

          (a) No Voting Reduction of SCA Shares. SCA hereby acknowledges and agrees that for purposes of Section 44 of the Bye-Laws, (x) clause (ii) of paragraph (1) of Section 44 of the Bye-Laws applies to the transfer of the SCA Shares by XLI to the SCA Shareholder Entity and, in accordance with such clause, no reduction in votes contemplated by Section 44 of the Bye-Laws shall occur with respect to the SCA Shares or any other Common Shares acquired by the SCA Shareholder Entity (or any Affiliate thereof) for so long as the SCA Shareholder Entity (or any Affiliate thereof) continues to hold such shares, (y) the Master Restructuring Agreement shall be deemed to constitute for all purposes of Section 44 of the Bye-Laws the notice required to be delivered by XLI to the SCA Board pursuant clause (ii) of paragraph (1) of Section 44 of the Bye-Laws in connection with the transfer of the SCA Shares and no other condition as to the applicability of such clause is required to be satisfied and (z) the SCA Shareholder Entity (and its Affiliates) are entitled to the full benefit of clause (ii) of paragraph (1) of Section 44 of the Bye-Laws (including as to the applicability of such benefit to Section 45 of the Bye-Laws).

Exh. 1.01(i)-6

          (b) Applicability of Paragraph (2) of Bye-Law 44. The SCA Shareholder Entity agrees that paragraph (2) of Section 44 of the Bye-Laws shall apply to the SCA Shareholder Entity on a mutatis mutandis basis as though the SCA Shareholder Entity were XL for purposes of such paragraph.

          (c) Information Rights. Until the occurrence of the Voting Restriction Termination Event, SCA shall furnish or make available to the SCA Shareholder Entity, promptly after such information becomes available to SCA:

(i) such annual budget, business plans and financial forecasts as are customarily provided to the SCA Board;

          (ii) following the end of each fiscal quarter and fiscal year of SCA, such consolidated financial statements and operations reports of SCA (including audit reports with respect to fiscal years) as are customarily provided to the SCA Board; and

(iii) all information that is provided to members of the Finance and Risk Oversight Committee in their capacity as such.

          (d) Access. Until the occurrence of the Voting Restriction Termination Event, SCA will, and will cause its subsidiaries, officers, directors and employees to, afford that SCA Shareholder Entity and its Representatives the opportunity to discuss SCA’s and its subsidiaries’ affairs, finances and accounts with SCA’s and its subsidiaries’ officers from time to time as the SCA Shareholder Entity may reasonably request, in each event, only to the extent necessary or reasonably appropriate to accomplish the reasonable purpose of the proposed inspection.

(e) Confidentiality.

          (i) The SCA Shareholder Entity shall not, and shall not permit any of its Representatives to, disclose any information of a known confidential nature received from SCA or any of its subsidiaries in connection with the SCA Shareholder Entity’s investment in SCA (“Confidential Information”). The SCA Shareholder Entity may disclose Confidential Information to its Representatives so long as such Representatives are informed by the SCA Shareholder Entity of the confidential nature of such information and provided that in any event the SCA Shareholder Entity will be responsible for any breach of this Section 3(e) by its Representatives. For the avoidance of doubt, the SCA Shareholder Entity shall not disclose any Confidential Information to the Consenting Counterparties or any of their respective Representatives; provided that a Person that serves as an accountant, counsel, consultant, advisor, agent and/or other representative to both a Consenting Counterparty and the SCA Shareholder Entity shall not be deemed to be a Representative of such Consenting Counterparty if (A) such Person is not acting as a Representative of such Consenting Counterparty in connection with the transactions contemplated by the Master Restructuring Agreement and (B) internal information barriers customary for the applicable industry are established as may be reasonably necessary to prevent the unauthorized disclosure of Confidential Information between such Person and any Person serving as a Representative to such Consenting

Exh. 1.01(i)-7

Counterparty with respect to the transactions contemplated by the Master Restructuring Agreement.

          (ii) “Confidential Information” shall not include information (A) that is or becomes generally known on a non-confidential basis from a source other than the SCA Shareholder Entity or its Representatives, (B) that has become available to the SCA Shareholder Entity on a non-confidential basis from a source that is not, to the SCA Shareholder Entity’s knowledge, under an obligation of confidentiality or (C) that has been developed by or on behalf of the SCA Shareholder Entity or any of its Representatives independently of any disclosure from SCA or its subsidiaries.

          (iii) If the SCA Shareholder Entity or any of its Representatives is legally requested or required under an order or subpoena issued by a court, administrative agency or arbitration panel, or to comply with regulatory or ratings agency requests or requirements (through oral examination, interrogatories, requests for information or documents, civil investigation demand or other legal, administrative or arbitration processes) to disclose any Confidential Information, such Person being so requested or required to disclose such Confidential Information shall use reasonable efforts to give SCA such request or requirement prompt written notice of the request, requirement, subpoena or order to permit (to the extent reasonable) SCA (if it so elects at its expense) to seek an appropriate protective order preventing or limiting disclosure or waive compliance with the provisions of this Section 3(e). If, in the absence of such protective order or waiver, the SCA Shareholder Entity or any of its Representatives is compelled to disclose Confidential Information, such Person may disclose such Confidential Information without liability hereunder.

          (iv) The SCA Shareholder Entity agrees that money damages would not be a sufficient remedy for any breach of this Section 3(e) and that, in addition to all other remedies, SCA shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

          (v) The SCA Shareholder Entity acknowledges that any information provided to the SCA Shareholder Entity or any of its Representatives by SCA pursuant to Section 3(c) or Section 3(d) may constitute material non-public information and that its possession of such information may subject the SCA Shareholder Entity to the restrictions imposed by federal and state securities laws on Persons in possession of material non-public information.

(f) Constituent Documents.

          (i) SCA shall take or cause to be taken all lawful action necessary or appropriate to ensure that none of SCA’s Memorandum of Association, Bye-Laws, Corporate Governance Guidelines and any other similar documents of SCA and any of the corresponding constituent documents of SCA’s subsidiaries contain any provisions inconsistent with this Agreement or which would in any way nullify or impair the terms of this Agreement or the rights of the SCA Shareholder Entity hereunder.

Exh. 1.01(i)-8

          (ii) Until the occurrence of the Voting Restriction Termination Event, SCA shall not, without the prior written consent of the SCA Shareholder Entity, amend, alter or repeal its Memorandum of Association, Bye-Laws, Corporate Governance Guidelines and any other similar document of SCA in any manner adverse to the SCA Shareholder Entity.

          SECTION 4. Miscellaneous.

          (a) Interpretation. In this Agreement, the SCA Shareholder Entity shall be deemed to be the Trust, the Trustee (or any trustee or trustees of the Trust) acting in its capacity as such trustee, in each case as the context may require to be most protective of the interests of SCA.

          (b) Termination. This Agreement (except for the provisions of Sections 3(a) and 3(e)) shall terminate upon the occurrence of the Voting Restriction Termination Event at which time the SCA Shareholder Entity shall cause the SCA Shareholder Entity Nominees to resign from the SCA Board and all directorships they hold in subsidiaries of SCA.

          (c) Amendment and Waiver. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the SCA and the SCA Shareholder Entity. Any party hereto may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to the other party. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          (d) Severability. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

          (e) Entire Agreement. This Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

          (f) Successors and Assigns. Neither this Agreement nor any right or obligation hereunder is assignable in whole or in part by any party without the prior written consent of the other party hereto; provided, that the SCA Shareholder Entity may assign any or all its rights under this Agreement to one or more of its Affiliates; provided, further, that no such assignment shall relieve the SCA Shareholder Entity of any of its obligations hereunder and all Common Shares held by any subsidiary or Affiliate of the SCA Shareholder Entity shall be deemed to be held by the SCA Shareholder Entity for all purposes under this Agreement.

          (g) Counterparts; Execution by Facsimile Signature. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

Exh. 1.01(i)-9

          (h) Public Announcement. No party to this Agreement shall make, or cause to be made, any press release or public announcement or otherwise communicate with any news media in respect of this Agreement or the transactions contemplated hereby without the prior consent of the other party and the parties shall cooperate as to the timing of any such press release or public announcement; provided, however, that this provision does not apply to any disclosures required by law.

          (i) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day or (iii) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the addresses set forth below or such other address or facsimile number as a party may from time to time specify by notice to the other parties hereto:

If to SCA:

A.S. Cooper Building
26 Reid Street, 4th Floor
Hamilton HM 11
Bermuda
Attention: General Counsel
Fax: (441) 296-4351

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP,
767 Fifth Avenue
New York, New York 10153
Attention: Gary Holtzer
Fax: (212) 310-8007

If to the SCA Shareholder Entity:

[ ___________________ ]
[ ___________________ ]
Attention: [ __________ ]
Fax: [ _______________ ]

with a copy (which shall not constitute notice) to:

[ ___________________ ]
[ ___________________ ]
Attention: [ __________ ]
Fax: [ _______________ ]

Exh. 1.01(i)-10

(j) Governing Law; Consent to Jurisdiction.

(i) This Agreement shall be governed in all respects by the laws of the State of New York, without regard to its conflicts of laws principles.

          (ii) Each of the parties hereto agrees that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any Federal or state court located in the Borough of Manhattan in the City of New York, New York, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 4(i) shall be deemed effective service of process on such party.

(iii) Each of the parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal Action or proceeding in relation to this Agreement and for any counterclaim therein.

          (k) Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

          (l) No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and shall not be deemed to confer upon third parties (including stockholders or members of any party hereto) any remedy, claim, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

          (m) Specific Performance. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

[signature page follows]

Exh. 1.01(i)-11

                    IN WITNESS WHEREOF, the parties hereto have executed this Shareholders Agreement as of the date first written above.

SECURITY CAPITAL ASSURANCE LTD.

By:

Name:
Title:

[SCA SHAREHOLDER ENTITY]

By:

Name:
Title:

Exh. 1.01(i)-12

EXHIBIT 1.01(j)

FORM OF SCA REGISTRATION RIGHTS AGREEMENT

Exhibit 1.01(j)

REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated as of August [__], 2008, by and between Security Capital Assurance Ltd., a Bermuda exempted company (the “Company”), and [ HSBC Private Bank, Bermuda Trust Company Limited] (the “Trustee”), a Bermuda exempted company as trustee of the special purpose trust (the “Trust”) established by that certain Declaration of Trust dated as of the date hereof and known as [name of trust] (the “SCA Shareholder Entity”).

          WHEREAS, pursuant to that certain Master Commutation, Release and Restructuring Agreement, dated as of July [__], 2008, by and among the Company, XL Capital Assurance Ltd., XL Financial Assurance Ltd., XL Capital Ltd. and the other parties thereto (the “Master Transaction Agreement”), among other things, the Company has agreed to provide the SCA Shareholder Entity certain rights as set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth (and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the Company), the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

          Section 1.1 Certain Defined Terms. As used herein, the following terms shall have the following meanings:

          “Action” means any legal, administrative, regulatory or other suit, action, claim, audit, assessment, arbitration or other proceeding, investigation or inquiry.

          “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person. For purposes of this definition, “control” (including its correlative meanings, “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          “Agreement” means this Registration Rights Agreement as it may be amended, supplemented, restated or modified from time to time.

          “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act. The term “Beneficially Own” shall have a correlative meaning.

Exh. 1.01(j)-1

          “Business Day” means any day, other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated to close.

          “Common Shares” means the Common Shares, $0.01 par value per share, of the Company.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder.

          “Form S-3” means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          “Governmental Entity” shall mean any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign and any applicable industry self-regulatory organization.

          “Holders” means the SCA Shareholder Entity and any Transferee of Registrable Securities that agrees to be bound by the terms of this Agreement pursuant to Section 3.6 hereof (and “Holder” means any of such Persons).

          “Holders’ Representative” means the SCA Shareholder Entity or any or any other Holder designated by the SCA Shareholder Entity as the Holders’ Representative.

          “Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

          “Law” means any statute, law, code, ordinance, rule or regulation of any Governmental Entity.

          “Other Securities” means Common Shares other than Registrable Securities.

          “Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any group (within the meaning of Section 13(d)(3) of the Exchange Act) comprised of two or more of the foregoing.

          “Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, any Issuer Free Writing Prospectus related thereto, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

Exh. 1.01(j)-2

          “Registrable Securities” means (a) all Common Shares held by the SCA Shareholder Entity as of the date of this Agreement, and (b) any securities issued directly or indirectly with respect to such shares described in clause (a) because of stock splits, stock dividends, reclassifications, recapitalizations, mergers, consolidations, or similar events. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, or (ii) such securities shall have been disposed of pursuant to Rule 144, or (iii) following any transfer of such securities to a Transferee, such securities are eligible to be sold to the public without volume limitations pursuant to Rule 144, it being understood that in the event that such securities cease to be eligible to be sold to the public without volume limitations pursuant to Rule 144 as a result of any act or failure to act of the Company, then subject to clauses (i) and (ii) above such securities will again be Registrable Securities hereunder until such time as such securities are eligible to be sold to the public without volume limitations pursuant to Rule 144.

          “Registration Statement” means any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          “Rule 144” means Rule 144 under the Securities Act (or any successor provision).

          “SEC” means the United States Securities and Exchange Commission.

          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder.

          “Selling Holder” means each Holder of Registrable Securities included in a registration pursuant to Article II.

          “Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC on Form S-3 for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act covering Registrable Securities. To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act), a “Shelf Registration Statement” shall be deemed to refer to an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) on Form S-3.

          A “Subsidiary” of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.

          “Transferee” means any of (i) the transferee of all or any portion of the Registrable Securities held by the SCA Shareholder Entity or (ii) the subsequent transferee of all or any

Exh. 1.01(j)-3

portion of the Registrable Securities held by any such transferee; provided, that no Transferee shall be entitled to any benefits of a Transferee hereunder unless such Transferee executes and delivers to the Company an instrument substantially in the form provided as Exhibit A attached hereto.

          Section 1.2 Terms Generally. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, unless the context expressly provides otherwise. All references herein to Articles, Sections, paragraphs, subparagraphs, clauses or Exhibits shall be deemed references to Articles, Sections, paragraphs, subparagraphs or clauses of, or Exhibits to, this Agreement, unless the context requires otherwise. Unless otherwise expressly defined, terms defined in this Agreement have the same meanings when used in any Exhibit hereto. Unless otherwise specified, the words “this Agreement”, “herein”, “hereof”, “hereto” and “hereunder” and other words of similar import refer to this Agreement as a whole (including the Exhibits) and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. Unless expressly stated otherwise, any Law defined or referred to herein means such Law as from time to time amended, modified or supplemented, including by succession of comparable successor Laws and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE II
REGISTRATION RIGHTS

          Section 2.1 Demand Registrations. (a) Subject to Section 2.1(h), at any time and from time to time, the Holders’ Representative shall have the right by delivering a written notice to the Company (a “Demand Notice”) to require the Company to, pursuant to the terms of this Agreement, register under and in accordance with the provisions of the Securities Act the number of Registrable Securities Beneficially Owned by Holders and requested by such Demand Notice to be so registered (a “Demand Registration”); provided, however, that a Demand Notice may only be made if the amount of Registrable Securities requested to be registered is either (i) at least 20% of the aggregate number of Registrable Securities then held by all Holders or (ii) reasonably expected to generate aggregate gross proceeds on sale (prior to deducting underwriting discounts and commissions and offering expenses) of at least $10 million. A Demand Notice shall also specify the expected method or methods of disposition of the applicable Registrable Securities. Following receipt of a Demand Notice, the Company shall use its reasonable best efforts to file, as promptly as reasonably practicable, but not later than, 60 days with respect to any underwritten offering, or 30 days with respect to any other offering, after receipt by the Company of such Demand Notice (subject to paragraph (e) of this Section 2.1), a Registration Statement relating to the offer and sale of the Registrable Securities requested to be included therein by the Holders thereof in accordance with the methods of distribution elected by such Holders (a “Demand Registration Statement”) and shall use its

Exh. 1.01(j)-4

reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

                    (b) No securities shall be included under any Demand Registration Statement related to an underwritten offering without the written consent of the Holders’ Representative, except Registrable Securities requested to be included therein pursuant to Section 2.1(a). Subject to the preceding sentence, if any of the Registrable Securities to be registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter(s) of such underwritten offering advise the Holders in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with any Other Securities proposed to be included by holders thereof which are entitled to include securities in such Registration Statement, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all such Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

          (i) first, the Registrable Securities for which inclusion in such demand offering was requested by the Holders, pro rata (if applicable), based on the number of Registrable Securities Beneficially Owned by each such Holder; and

(ii) second, among any holders of Other Securities, pro rata, based on the number of Other Securities Beneficially Owned by each such holder.

                    (c) The Holders collectively shall be entitled to request no more than three Demand Registrations pursuant to this Section 2.1; provided, however, that (i) in no event shall the Company be required to effect more than one Demand Registration in any three-month period and (ii) subject to Section 2.1(h), in case the Company shall receive from the Holders’ Representative a Demand Notice requesting that the Company effect a registration on Form S-3 (provided that the Company is eligible to effect such registration on Form S-3 at such time), the Company shall be obligated to effect any such Demand Registration without regard to the number of Demand Registrations made.

                    (d) In the event of a Demand Registration, the Company shall use its reasonable best efforts to maintain the continuous effectiveness of the applicable Registration Statement for a period of at least 180 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold. For the avoidance of doubt, the foregoing sentence is not intended to limit the obligation of the Company to maintain the continuous effectiveness of the Short-Form Registration contemplated by Section 2.2 as required by Section 2.2.

                    (e) The Company shall be entitled to postpone (but not more than once in any six-month period), for a reasonable period of time, together with any postponement under Section 2.2(c), not in excess of 60 days (and not for periods exceeding, in the aggregate, 90 days

Exh. 1.01(j)-5

during any twelve-month period), the filing or initial effectiveness of, or suspend the use of, a Demand Registration Statement if the Company delivers to the Holders’ Representative a certificate signed by both the Chief Executive Officer and Chief Financial Officer of the Company certifying that, in their good faith judgment, such registration, offering or use would reasonably be expected to materially adversely affect or materially interfere with any bona fide and imminent material financing of the Company or any imminent material transaction under consideration by the Company or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially adversely affect the Company. Such certificate shall contain, if requested by the Holders’ Representative (and subject to their entering into a customary confidentiality obligation as to such information), a reasonably detailed statement of the reasons for such postponement or suspension and an approximation of the anticipated delay. If the Company so postpones the filing of a Registration Statement, the Holders’ Representative will have the right to withdraw the request for registration by giving written notice to the Company within ten days of the anticipated termination date of the postponement period, as provided in the notice delivered to the Holders’ Representative and such withdrawn registration will not count as a Demand Registration.

                    (f) The Holders’ Representative shall have the right to notify the Company that it has determined that the Registration Statement relating to a Demand Registration be abandoned or withdrawn, in which event the Company shall promptly abandon or withdraw such Registration Statement.

                    (g) No request for registration will count for the purposes of the limitations in Section 2.1(c) if: (A) the Holders’ Representative determines in good faith to withdraw the proposed registration prior to the effectiveness of the Registration Statement relating to such request due to marketing conditions or regulatory reasons relating to the Company, (B) the Registration Statement relating to such request is not declared effective within 60 days of the date such Registration Statement is first filed with the SEC (other than solely by reason of the applicable Holders having refused to proceed), (C) the Registration Statement is not maintained effective for the period required pursuant to this Section 2.1(d), (D) prior to the sale of at least 90% of the Registrable Securities included in the applicable registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the SEC or other Governmental Entity or court, (E) more than 10% of the Registrable Securities requested by the Holders to be included in the registration are not so included pursuant to Section 2.1(b), or (F) the conditions to closing specified in any underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or breach thereunder by the applicable Holders). Notwithstanding anything to the contrary, the Company will pay all expenses (in accordance with Section 2.9) in connection with any request for registration pursuant to this Agreement regardless of whether or not such request counts toward the limitation set forth above.

                    (h) Notwithstanding anything else to the contrary in this Section 2.1, if, prior to any request for registration pursuant to this Section 2.1, (i) the Company shall have filed a Shelf Registration Statement covering all of the Registrable Securities in accordance with Section 2.2, (ii) the plan of distribution set forth in such Shelf Registration Statement includes

Exh. 1.01(j)-6

underwritten offerings and (iii) the Shelf Registration Statement is effective when the Holders’ Representative would otherwise make a request for registration under this Section 2.1, the Company shall not be required to separately register any Registrable Securities (including, for the avoidance of doubt, any request that the Company effect a registration on Form S-3 pursuant to clause (ii) of Section 2.1(c)) in response to such request, and such request shall be deemed to be a request that the Company cooperate in effecting a Takedown of the Registrable Securities pursuant to such Shelf Registration Statement. Subject to Section 2.2(e), the Company may also register Other Securities on any such Shelf Registration Statement.

          Section 2.2 Shelf Registration. (a) As promptly as practicable (but no later than 60 days) after the Company becomes eligible to effect a registration on Form S-3 (and provided that the Company is eligible to effect such registration at such time), the Company shall file with the SEC a Shelf Registration Statement providing for the registration and sale of all of the Registrable Securities by the Holders and shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable thereafter (provided that the Company is eligible to effect such registration at such time).

                    (b) Subject to the Company being eligible to do so under the Securities Act, the Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by Holders until the earlier of (i) all Common Shares held by all Holders are no longer Registrable Securities and (ii) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement has been filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) (such period of effectiveness, the “Shelf Period”). Subject to Section 2.2(c), the Company shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable Law.

                    (c) The Company shall be entitled to postpone (but not more than once in any six-month period), for a reasonable period of time, together with any postponement under Section 2.1(e), not in excess of 60 days (and not for periods exceeding, in the aggregate, 90 days during any twelve-month period), the filing or initial effectiveness of, or suspend the use of, a Shelf Registration Statement if the Company delivers to the Holders’ Representative a certificate signed by both the Chief Executive Officer and Chief Financial Officer of the Company certifying that, in their good faith judgment, such registration, offering or use would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially adversely affect the Company. Such certificate shall contain, if requested by the Holders’ Representative (and subject to their entering into a customary confidentiality obligation as to such information), a reasonably

Exh. 1.01(j)-7

detailed statement of the reasons for such postponement or suspension and an approximation of the anticipated delay.

                    (d) Upon a written request from any Holder (an “Initiating Holder”) to effect an offering under the Shelf Registration Statement (a “Takedown”), provided that the Company is eligible to utilize such Registration Statement at such time, the Company will, as soon as practicable, (x) deliver a written notice relating to the proposed Takedown to all other Holders and (y) promptly (and in any event not later than twenty days after receiving such Initiating Holder’s request) supplement the Prospectus included in the Shelf Registration Statement as would permit or facilitate the sale and distribution of all or such portion of such Initiating Holder’s Registrable Securities as are specified in such request together with the Registrable Securities requested to be included in such Takedown by any other Holders who notify the Company in writing within ten business days after receipt of such written notice from the Company. If the Company and/or the holders of any Other Securities request inclusion of Other Securities in a Takedown, such Other Securities shall be included in the Takedown if, and only if, inclusion of such Other Securities would not be reasonably likely to delay in any material respect the timely effectuation of the Takedown or the sale of Registrable Securities pursuant to the Takedown. In the case of a request for or effectuation of a Takedown, all references in this Agreement to the effective date of a Registration Statement shall be deemed to refer to the date of pricing of such Takedown and all references to registration shall be deemed to refer to the Takedown.

                    (e) If any of the Registrable Securities to be sold pursuant to a Shelf Registration Statement are to be sold in a firm commitment underwritten offering, and the managing underwriter(s) of such underwritten offering advise the Holders in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with any Other Securities proposed to be included by holders thereof which are entitled to include securities in such Registration Statement, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all such Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

          (i) first, the Registrable Securities for which inclusion in such underwritten offering requested by the Holders, pro rata (if applicable), based on the number of Registrable Securities Beneficially Owned by each such Holder; and

(ii) second, among any holders of Other Securities, pro rata, based on the number of Other Securities Beneficially Owned by each such holder of Other Securities.

          Section 2.3 Piggyback Registrations. (a) If, other than pursuant to Section 2.1 or Section 2.2, the Company proposes or is required to file a registration statement under the Securities Act with respect to an offering of Common Shares, whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms

Exh. 1.01(j)-8

thereto, (ii) filed solely in connection with any employee benefit or dividend reinvestment plan, or (iii) so long as a Shelf Registration Statement is effective and available pursuant to Section 2.2 hereof, filed solely in connection with the issuance or resale of Common Shares issuable upon conversion, exercise or exchange of any securities of the Company or any of its Subsidiaries, where such convertible, exercisable or exchangeable securities were issued in, or as part of, a financing transaction), in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, then the Company shall give prompt written notice of such proposed filing at least 30 days before the anticipated filing date (the “Piggyback Notice”) to the Holders. The Piggyback Notice shall offer the Holders the opportunity to include in such registration statement the number of Registrable Securities as they may request (a “Piggyback Registration”). Subject to Section 2.3(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after notice has been given to the Holders, to permit the distribution of such Registrable Securities in accordance with the methods of distribution elected by such Holders. The Holders shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time at least two Business Days prior to the effective date of the Registration Statement relating to such Piggyback Registration. The Company shall use its reasonable best efforts to maintain the effectiveness of the Registration Statement for a Piggyback Registration for a period of at least 180 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold. No Piggyback Registration shall count towards registrations required under Section 2.1.

                    (b) If any of the securities to be registered pursuant to the registration giving rise to the Holders’ rights under this Section 2.3 are to be sold in an underwritten offering, the Holders shall be permitted to include all Registrable Securities requested to be included in such registration in such offering on the same terms and conditions as any Other Securities included therein; provided, however, that if such offering involves a firm commitment underwritten offering and the managing underwriter(s) of such underwritten offering advise the Company in writing that it is their good faith opinion that the total amount of Registrable Securities requested to be so included, together with all Other Securities that the Company and any other Persons having rights to participate in such registration intend to include in such offering, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

(i) first, all Other Securities being sold by the Company for its own account or by any Person (other than a Holder) exercising a contractual right to demand registration;

(ii) second, all Registrable Securities requested to be included by the Holders, pro rata (if applicable), based on the number of Registrable Securities Beneficially Owned by each such Holder; and

Exh. 1.01(j)-9

(iii) third, among any other holders of Other Securities requesting such registration, pro rata, based on the number of Other Securities Beneficially Owned by each such holder of Other Securities.

          Section 2.4 Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Article II, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as possible (to the extent applicable, in the case of a Takedown):

                    (a) Prepare and file with the SEC a Registration Statement or Registration Statements on such form which shall be available for the sale of the Registrable Securities by the Holders or the Company in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (excluding documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the Selling Holders, their counsel and the managing underwriter(s), if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors. The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto (excluding such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) with respect to any registration pursuant to Section 2.1, 2.2 or 2.3 to which any Holder (if such Registration Statement includes Registrable Securities of such Holder), its counsel, or the managing underwriter(s), if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable Law.

                    (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement, and cause the related Prospectus to be supplemented by any Prospectus supplement or Issuer Free Writing Prospectus as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act.

                    (c) Notify each Selling Holder and the managing underwriter(s), if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement, Issuer Free Writing Prospectus or post-effective

Exh. 1.01(j)-10

amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Governmental Entity for amendments or supplements to a Registration Statement or related Prospectus or Issuer Free Writing Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement contemplated by Section 2.4(o) below) cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference or any Issuer Free Writing Prospectus related thereto untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus, documents or Issuer Free Writing Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of any Prospectus or Issuer Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (d) Use its reasonable best efforts to avoid the issuance of any order suspending the effectiveness of a Registration Statement or any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, or, if issued, to obtain the withdrawal or lifting of any such order or suspension at the reasonably earliest practicable date.

                    (e) If requested by the managing underwriter(s), if any, or the Holders of a majority of the Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement, post-effective amendment or Issuer Free Writing Prospectus such information as the managing underwriter(s), if any, or such Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement, such post-effective amendment or Issuer Free Writing Prospectus as soon as practicable after the Company has received such request.

                    (f) Furnish or make available to each Selling Holder, and each managing underwriter, if any, without charge, such number of conformed copies of the Registration Statement and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such Holder, counsel or managing underwriter(s)), and such other documents, as such Holders or such managing underwriter(s) may reasonably request, and upon request a copy of any and all transmittal letters or other correspondence to or received from, the SEC or any other Governmental Entity relating to such offering.

Exh. 1.01(j)-11

                    (g) Deliver to each Selling Holder, and the managing underwriter(s), if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus and any Issuer Free Writing Prospectus related to any such Prospectuses) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Securities; and the Company, subject to Section 2.5(b), hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Selling Holders and the managing underwriter(s), if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

                    (h) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Selling Holders, the managing underwriter(s), if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as any Selling Holder or managing underwriter(s) reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Selling Holders to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) subject itself to material taxation in any such jurisdiction where it is not then so subject, or (iii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

                    (i) Cooperate with the Selling Holders and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each Selling Holder that the Registrable Securities represented by the certificates so delivered by such Selling Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or the Selling Holders may request at least two Business Days prior to any sale of Registrable Securities.

                    (j) Use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Entities within the United States, except as may be required solely as a consequence of the nature of such Selling Holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the managing underwriter(s), if any, to consummate the disposition of such Registrable Securities.

                    (k) Upon the occurrence of any event contemplated by Section 2.4(c)(ii), (c)(iii), (c)(iv), (c)(v) or (c)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or an Issuer Free Writing Prospectus related thereto, or file any other required document so that, as thereafter delivered to the Selling Holders,

Exh. 1.01(j)-12

such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (l) Prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities.

                    (m) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

                    (n) To the extent that the Common Shares are then listed on any national securities exchange, use reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be authorized to be listed on such national securities exchange, provided, however, that the Company shall have no obligation under this Section 2.3(n) if at the time of such registration the Company or Common Shares do not satisfy all criteria imposed by such national securities exchange to maintain such listing.

                    (o) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the disposition of such Registrable Securities, and in connection therewith, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Selling Holders and the managing underwriter(s), if any, with respect to the business of the Company and its Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish to the Selling Holders of such Registrable Securities opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s), if any, and counsels to the Selling Holders of the Registrable Securities), addressed to each Selling Holder of Registrable Securities and each of the managing underwriter(s), if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and managing underwriter(s), (iii) use its reasonable best efforts to obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each Selling Holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession or such action is otherwise inconsistent with the then current practice in the accounting profession) and each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, the

Exh. 1.01(j)-13

same shall contain customary indemnification provisions and procedures, except as otherwise agreed by the Holders of a majority of the Registrable Securities being sold in connection therewith and the managing underwriter(s), if any, and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

                    (p) Upon execution of a customary confidentiality agreement, make available for inspection by a representative of the Selling Holders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Selling Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information in each case reasonably requested by any such representative, managing underwriter(s), attorney or accountant in connection with such Registration Statement.

                    (q) Cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, by participation in “road shows” and appearing before rating agencies) taking into account the Company’s business needs.

                    (r) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and any applicable national securities exchange, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act.

          Section 2.5 Certain Additional Agreements.

                    (a) The Company may require each Selling Holder to furnish to the Company in writing such information required in connection with such registration regarding such Selling Holder and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any Selling Holder who fails to furnish such information within a reasonable time after receiving such request.

                    (b) Each Selling Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(c)(iii) or (c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.4(k) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed

Exh. 1.01(j)-14

to be incorporated by reference in such Prospectus; provided, however, that (i) in no event shall such discontinuance exceed the time period set forth in Section 2.1(e) hereof, and (ii) the Company shall extend the time periods under Section 2.1 and Section 2.3 with respect to the length of time that the effectiveness of a Registration Statement must be maintained by the amount of time the Holder is required to discontinue disposition of such securities.

                    (c) The Company covenants and agrees that, so long as any Holder holds any Registrable Securities in respect of which any registration rights provided for in this Article II remain in effect, the Company will not, directly or indirectly, grant to any Person or agree to or otherwise become obligated in respect of rights of registration in the nature or substantially in the nature of those set forth in this Article II that would have priority over the Registrable Securities with respect to the inclusion of such securities in any registration by the Company (other than rights granted to a new registration rights holder after the date hereof to exercise a contractual right to demand registration that have terms no more favorable than the demand registration rights granted to the Holders in this Agreement), without the prior written consent of the Holders’ Representative. The Company has not entered into and will not enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted prior to the date hereof to the holders of any of the Company’s other issued and outstanding securities under any such agreements.

                    (d) E ach Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sale of Registrable Securities pursuant to the Registration Statement.

          Section 2.6 Indemnification.

                    (a) Indemnification by the Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by Law, each Selling Holder whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners (limited and general), members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such Selling Holder and the officers, directors, partners (limited and general), members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling Person, each underwriter (including any Holder that is deemed to be an underwriter pursuant to any SEC comments or policies), if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (collectively, “Holder Indemnitees”), from and against any and all losses, claims, damages, liabilities, expenses (including, without limitation, costs of preparation and reasonable attorneys’ fees and any other reasonable fees or expenses incurred by such party in connection with any investigation or Action), judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any applicable Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto) amendment of or supplement to any of the foregoing or other

Exh. 1.01(j)-15

document incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein (in the case of a final or preliminary Prospectus, in light of the circumstances under which they were made) a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or of the Exchange Act in connection with any such registration, qualification, or compliance; provided, that the Company will not be liable to a Selling Holder or underwriter, as the case may be, in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such Selling Holder or underwriter, as the case may be, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto), amendment of or supplement to any of the foregoing or other document in reliance upon and in conformity with written information furnished to the Company by such Selling Holder or underwriter specifically for inclusion in such document; and provided, further, that the Company will not be liable to any Person who participates as an underwriter in any underwritten offering or sale of Registrable Securities, or to any Person who is a Selling Holder in any non-underwritten offering or sale of Registrable Securities, or any other Person, if any, who controls such underwriter or Selling Holder within the meaning of the Securities Act, under the indemnity agreement in this Section 2.6 with respect to any preliminary Prospectus or the final Prospectus (including any amended or supplemented preliminary or final Prospectus), as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter, Selling Holder or controlling Person results from the fact that such underwriter or Selling Holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter or Selling Holder and such final Prospectus, as then amended or supplemented, has corrected any such misstatement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder Indemnitee or any other Holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to each Holder Indemnitee.

                    (b) Indemnification by Selling Holders. In connection with any Registration Statement in which a Selling Holder is participating by registering Registrable Securities, such Selling Holder shall furnish to the Company in writing such information as the Company reasonably requests specifically for use in connection with any Registration Statement or Prospectus and agrees, severally and not jointly with any other Person, to indemnify and hold harmless, to the fullest extent permitted by Law, the Company, the officers and directors of the Company, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, and each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (collectively, “Company Indemnitees”), from and against all Losses, as incurred, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto) or any amendment of or supplement to any of the foregoing or any other document incident to such registration, or any omission (or alleged omission) to

Exh. 1.01(j)-16

state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a final or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case solely to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto), offering circular, or any amendment of or supplement to any of the foregoing or other document in reliance upon and in conformity with written information furnished to the Company by such Selling Holder expressly for inclusion in such document. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of its directors, officers or controlling Persons. The Company may require as a condition to its including Registrable Securities in any Registration Statement filed hereunder that the holder thereof acknowledge its agreement to be bound by the provisions of this Agreement (including Section 2.6) applicable to it.

                    (c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any claim or of the commencement of any Action with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been actually prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or Action, to assume, at the indemnifying party’s expense, the defense of any such Action, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the indemnifying party agrees to pay such fees and expenses; (ii) the indemnifying party fails reasonably promptly to assume, or in the event of a conflict of interest, as determined after receiving written advice from outside counsel, cannot assume, the defense of such Action or fails to employ counsel reasonably satisfactory to such indemnified party, in which case the indemnified party shall also have the right to employ counsel and to assume the defense of such Action; or (iii) in the indemnified party’s reasonable judgment, after receiving written advice from outside counsel, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Action; provided, further, however, that the indemnifying party shall not, in connection with any one such Action or separate but substantially similar or related Actions in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its written consent (but such consent will not be unreasonably withheld or delayed). No indemnifying party will be subject to any liability for any settlement made without its written consent (but such consent will not be unreasonably withheld or delayed). The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by all claimants or plaintiffs to such

Exh. 1.01(j)-17

indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation.

                    (d) Contribution.

          (i) If the indemnification provided for in this Section 2.6 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

          (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

          (iii) No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                    (e) Limitation on Holder Liability. Notwithstanding anything to the contrary contained in this Agreement, an indemnifying party that is a Holder shall not be required to indemnify or contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Securities sold by such Holder in the applicable offering exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of the applicable untrue or alleged untrue statement or omission or alleged omission.

          Section 2.7 Rule 144; Rule 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 or 144A under the Securities Act), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the

Exh. 1.01(j)-18

Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

          Section 2.8 Underwritten Registrations. (a) If any offering of Registrable Securities is an underwritten offering, the Holders’ Representative shall have the right to select the investment banker or investment bankers and managers to administer the offering, subject to approval by the Company, not to be unreasonably withheld or delayed. The Company shall have the right to select the investment banker or investment bankers and managers to administer any incidental or piggyback registration.

                    (b) No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell the Registrable Securities or Other Securities it desires to have covered by the registration on the basis provided in any underwriting arrangements in customary form (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter, provided that no such Person will be required to sell more than the number of Registrable Securities that such Person has requested the Company to include in any registration), and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that such Person (other than the Company) shall not be required to make any representations or warranties other than those related to title and ownership of shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus or other document in reliance upon and in conformity with written information furnished to the Company or the managing underwriter(s) by such Person and, provided further, that such Person’s (other than the Company’s) liability in respect of such representations and warranties shall not exceed such Person’s net proceeds from the offering.

          Section 2.9 Registration Expenses. The Company shall pay all reasonable documented expenses incident to the Company’s performance of or compliance with its obligations under this Article II, including, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the SEC, all applicable securities exchanges and/or the Financial Industry Regulatory Authority and (B) of compliance with securities or Blue Sky laws including any fees and disbursements of counsel for the underwriter(s) in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 2.4(h)), (ii) printing expenses (including expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter(s), if any, or by the Holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with any road show, and (vi) fees and disbursements of all independent certified public accountants (including, without limitation, the expenses of any “comfort” letters required by this Agreement) and any other Persons, including special experts retained by the Company. In addition, the Company shall bear all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts,

Exh. 1.01(j)-19

retained by the Company. In addition, the Company shall pay the reasonable documented fees and disbursements of one firm of counsel (and, if needed, one firm of local counsel) for the SCA Shareholder Entity (but no Transferee or any other Person) in connection with registrations under Article II, but the Company shall not be obligated to pay any underwriting discounts attributable to sales of Registrable Securities by any Holder including the SCA Shareholder Entity.

          Section 2.10 Securities Held by the Company or its Subsidiaries. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, in the event that the Company or any of its Subsidiaries holds Registrable Securities, such Registrable Securities shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

ARTICLE III
MISCELLANEOUS

          Section 3.1 Conflicting Agreements. Each party represents and warrants that it has not granted and is not a party to any proxy, voting trust or other agreement that is inconsistent with or conflicts with any provision of this Agreement.

          Section 3.2 Termination. This Agreement shall terminate at such time as there are no Registrable Securities, except for the provisions of Sections 2.6, 2.7, 2.9 and this Article III, which shall survive such termination.

          Section 3.3 Amendment and Waiver. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Company and the SCA Shareholder Entity (or, in the case of an amendment at any time when the SCA Shareholder Entity is not the sole Holder, signed on behalf of each of (i) the Company and (ii) the Holders of a majority of the aggregate number of Registrable Securities then held by all Holders). Any party hereto may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to the other parties (or, in the case of a waiver of any rights of the Holders at any time when the SCA Shareholder Entity is not the sole Holder, by an instrument in writing signed by the Holders of a majority of the aggregate number of Registrable Securities then held by all Holders and delivered to the Company and the Holders’ Representative). The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          Section 3.4 Severability. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

          Section 3.5 Entire Agreement. Except as otherwise expressly set forth herein, this Agreement and the Master Transaction Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or

Exh. 1.01(j)-20

representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

          Section 3.6 Successors and Assigns. Neither this Agreement nor any right or obligation hereunder is assignable in whole or in part by any party without the prior written consent of the other party hereto; provided that the SCA Shareholder Entity may transfer its rights and obligations hereunder (in whole or in part) to any Transferee (and any Transferee may transfer such rights and obligations to any subsequent Transferee) without the prior written consent of the Company. Any such assignment shall be effective upon receipt by the Company of (x) written notice from the transferring Holder stating the name and address of any Transferee and identifying the number of shares of Registrable Securities being acquired by the Transferee and with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred and (y) a written agreement in substantially the form attached as Exhibit A hereto from such Transferee to be bound by the applicable terms of this Agreement.

          Section 3.7 Counterparts; Execution by Facsimile Signature. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

          Section 3.8 Remedies. (a) Each party hereto acknowledges that monetary damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement is not performed in accordance with its terms, and it is therefore agreed that, in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach or threatened breach and enforcing specifically the terms and provisions hereof. Each party hereto agrees to waive any requirement for the securing or posting of any bond in connection with such remedy.

                    (b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          Section 3.9 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day or (iii) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the addresses set forth below or such other address or facsimile number as a party may from time to time specify by notice to the other parties hereto:

                    If to the Company: Security Capital Assurance Ltd., 1221 Avenue of the Americas, New York NY 10020-1001; Attention: General Counsel; Fax: (212) 478-3587; and with a copy (which shall not constitute notice) to: Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153; Attention: Joseph Verdesca; Fax: (212) 310-8007.

Exh. 1.01(j)-21

                    If to the SCA Shareholder Entity: __________, [insert address]; Attention: __________; Fax: (___) ___-_____; and with a copy (which shall not constitute notice) to: [insert law firm and address]; Attention: __________; Fax: (___) ____-_____.

          Section 3.10 Governing Law; Consent to Jurisdiction. (a) This Agreement shall be governed in all respects by the laws of the State of New York, without regard to its conflicts of laws principles.

                    (b) Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Federal or state court located in the Borough of Manhattan in the City of New York, New York in the event any dispute arises out of this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any Action relating to this Agreement in any court other than a Federal or state court located in the Borough of Manhattan in the City of New York, New York.

                    (c) Each of the parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal Action or proceeding in relation to this Agreement and for any counterclaim therein.

          Section 3.11 Interpretation. In this Agreement, the SCA Shareholder Entity shall be deemed to be the Trust, the Trustee (or any trustee or trustees of the Trust) acting in its capacity as such trustee, in each case as the context may require to be most protective of the interests of the Company.

[signature page follows]

Exh. 1.01(j)-22

                    IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

SECURITY CAPITAL ASSURANCE LTD.

By:

Name:
Title:

[SCA SHAREHOLDER ENTITY]

By:

Name:
Title:

Exh. 1.01(j)-23

EXHIBIT A

JOINDER

                    Reference is made to the Registration Rights Agreement dated as of [________], 2008 (as amended from time to time, the “Registration Rights Agreement”) among Security Capital Assurance Ltd., a Bermuda exempted company, ______________ [a Bermuda exempted company [limited by guarantee]], and each other person who shall have become a party to the Registration Rights Agreement in accordance with the terms thereof.

                    By execution of this Joinder, the undersigned agrees to become a party to the Registration Rights Agreement and to be bound by the terms, conditions, restrictions and provisions thereof as a “Holder” thereunder, entitled to all of the rights available thereto and subject to all of the burdens imposed thereon.

Name:

Address for Notices:	With Copies to:

Signature:

Date:

Exh. 1.01(j)-24

EXHIBIT 1.01(k)

FORM OF TRANSITION AGREEMENT AMENDMENT

Exhibit 1.01(k)

AMENDMENT NO. 2 TO TRANSITION AGREEMENT

                    AMENDMENT NO. 2 dated as of [______], 2008 (this “Amendment No. 2”) among XL Capital Ltd., a Cayman Islands company (“XL Capital”), XL Insurance (Bermuda) Ltd., a Bermuda company (“XLI”), X.L. America, Inc., a Delaware corporation (“XLA”), and Security Capital Assurance Ltd., a Bermuda company (“SCA” and collectively with XL Capital, XLI, and XLA, the “Parties”).

                    WHEREAS, on August 4, 2006, the Parties entered into a certain transition agreement, as amended on May 3, 2007 (the “Transition Agreement”); and

                    WHEREAS, the Parties have entered into that certain Master Commutation, Release and Restructuring Agreement dated as of July __, 2008 (the “Master Restructuring Agreement”) among SCA, XL Capital Assurance Inc., XL Financial Assurance Ltd., XL Financial Administrative Services Inc., SCA Bermuda Administrative Ltd., XL Capital Assurance (U.K.) Limited and those Portfolio Trusts a party thereto, XL Capital, XLI, XL Reinsurance America Inc., X.L. Global Services Inc., XL Services (Bermuda) Limited and XLA and the consenting counterparties party thereto, pursuant to which the Parties have agreed to amend the Transition Agreement.

                    NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and in the Master Restructuring Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

                    Section 1. Definitions. Capitalized terms not otherwise defined in this Amendment No. 1 shall have the meanings ascribed to them in the Transition Agreement.

                    Section 2. Amendments. Articles III, VII, and IX of the Transition Agreement are hereby amended as follows:

                    2.1 The second and third paragraphs of Section 3.3 shall be stricken and deleted in their entirety, including any other references to such paragraphs of such section as it appears in the Transition Agreement.

                    2.2 Section 7.1 of the Transition Agreement shall be stricken and deleted in its entirety, including any other references to such section as it appears in the Transition Agreement.

                    2.3 The second sentence of Section 7.5(b) and the second sentence of Section 7.5(c) of the Transition Agreement shall be stricken and deleted in their entirety, including any other references to such sections as it appears in the Transition Agreement.

                    2.4 Section 7.7 of the Transition Agreement shall be stricken and deleted in its entirety, including any other references to such section as it appears in the Transition Agreement.

                    2.5 Section 7.8 of the Transition Agreement shall be stricken and deleted in its entirety, including any other references to such section as it appears in the Transition Agreement.

Exh. 1.01(k)-1

                    2.6 Section 9.12 of the Transition Agreement shall be stricken and deleted in its entirety, including any other references to such section as it appears in the Transition Agreement.

                    Section 3. Voting Restriction Termination Event. The Parties hereby acknowledge and agree that upon transfer of all of the SCA common shares owned by the XL Group to the SCA Shareholder Entity (as defined in the Master Restructuring Agreement) or upon deposit of certificates evidencing all of the SCA common shares owned by the XL Group with the Escrow Agent (as defined in the Master Restructuring Agreement) pursuant to the terms of the Master Restructuring Agreement, a Voting Restriction Termination Event will be deemed to occur.

                    Section 4. Miscellaneous.

                    4.1 Except as provided herein, the Transition Agreement shall remain unchanged and in full force and effect.

                    4.2 This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same amendatory instrument. This Amendment No. 2 may be executed by facsimile signature(s).

                    4.3 This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the state of New York, without regard to its conflict of laws principles. The Parties consent to the non-exclusive jurisdiction of the courts of New York.

                    4.4 The Parties hereby forever waive and release each other and their respective subsidiaries, affiliates, predecessors, and successors in interest, and all of their current, past, and future officers, directors, partners, principals, agents, insurers, servants, employees, representatives, attorneys, and advisors, acting in their capacities as such, from any and all claims, liabilities, causes of action, demands, and damages of whatever kind or nature and whether known or unknown arising under the Transition Agreement prior to the Closing Date (as defined in the Master Restructuring Agreement).

[Signature Page to Follow]

Exh. 1.01(k)-2

                    IN WITNESS HEREOF, the Parties have caused this Amendment No. 2 to the Transition Agreement to be duly executed and delivered as of the day and year first written above.

XL Capital Ltd.

By:

Name:
Title:

XL Insurance (Bermuda) Ltd.

By:

Name:
Title:

X.L. America, Inc.

By:

Name:
Title:

Security Capital Assurance Ltd.

By:

Name:
Title:

Exh. 1.01(k)-3

EXHIBIT 2.06

CUSTOMARY SECURITIES LAW REPRESENTATIONS

Exhibit 2.06

CUSTOMARY SECURITIES LAW REPRESENTATIONS

Capitalized terms used, but not otherwise defined herein, have the same meaning as defined in the Agreement to which this document is attached as Exhibit 2.06.

                    The SCA Shareholder Entity represents, warrants and agrees as follows:

                    (a) Investment Purpose. The SCA Shareholder Entity is obtaining the XL Owned SCA Common Shares for investment purposes only and not with a view to or for distributing or reselling such XL Owned SCA Common Shares or any part thereof, without prejudice, however, to its right, subject to any transfer restrictions, to sell or otherwise dispose of all or any part of the XL Owned SCA Common Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities or “blue sky” laws.

                    (b) Compliance with Securities Act. The SCA Shareholder Entity agrees that any sale of the XL Owned SCA Common Shares shall be made in compliance with the registration requirements of the Securities Act or any applicable exemption therefrom.

                    (c) Reliance on Exemptions. The SCA Shareholder Entity understands that the XL Owned SCA Common Shares are being offered and issued to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities or “blue sky” laws, and, assuming that the transfer of the XL Owned SCA Common Shares to the SCA Shareholder Entity in accordance with the terms of the Agreement is made in compliance with the Securities Act, the SCA Shareholder Entity agrees that any subsequent sale of the XL Owned SCA Common Shares by it will not cause such transfer by the XL Parties to violate the provisions of the Securities Act.

                    (d) Authorization; Enforceability. This Agreement has been duly and validly authorized by the SCA Shareholder Entity. This Agreement has been duly executed and delivered on behalf of the SCA Shareholder Entity, and constitutes the valid and binding agreement of the SCA Shareholder Entity enforceable in accordance with their terms, subject, in each case, to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of specific performance or other equitable remedies.

                    (e) No Conflicts. The execution and performance of this Agreement does not conflict with any agreement to which the SCA Shareholder Entity is a party or is bound thereby, any court order or judgment addressed to the SCA Shareholder Entity, or the constituent documents of the SCA Shareholder Entity.

                    (f) Interpretation. Any reference to the “SCA Shareholder Entity” for purposes of this letter shall be deemed to be the relevant trust and/or the trustee(s) thereof acting in its(their) capacities as such trustee(s), in each case as the context may require to be most protective of the XL Parties, including for purposes of such trustee(s)’ representations and warranties as to their power and authority as trustee(s) and the non-contravention of the trust’s governing instruments.

Exh. 2.06-1

EXHIBIT 6.18

FORM OF SCA SHAREHOLDER ENTITY TRUST AGREEMENT

Exhibit 6.18

DATED [___________], 2008

* Subject to further review and comment by the parties, including by the trustee and its counsel

[_____________]

[Draft 30/07/2008]

DEED CONSTITUTING

The [__________] Purpose Trust

THIS DECLARATION OF TRUST dated [__________] 2008 is made BY [____________], a company incorporated under the laws of Bermuda whose registered office is at [___________], Bermuda (“the First Trustee”).

BACKGROUND

(A)

The First Trustee wishes to create a purpose trust within the meaning of the Trusts (Special Provisions) Act 1989, in the terms set out below and wishes to declare that it holds the Trust Fund upon the trusts and subject to the powers and provisions set out below.

(B)	Further money investments or other property may be paid or transferred to the Trustees to hold on the trusts set out below.

(C)	Simultaneously with the execution of this deed, the Company (as defined below) has entered into a deed of covenant and indemnity in favour of the First Trustee in the form set out in Schedule D.

OPERATIVE PROVISIONS

1.	NAME

This Trust shall be known as [__________] or by such other title as the Trustees may from time to time determine in writing.

2.	DEFINITIONS AND CONSTRUCTION

In this Trust where the context admits the following definitions and rules of construction shall apply:

2.1

“affiliate” means, with respect to any person, any other person directly or indirectly Controlling, Controlled by or under common Control with such person, provided that none of the SCA Parties shall be deemed to be an affiliate of any XL Party. “Control,” “Controlled,” or “Controlling,” with respect to the relationship between or among two or more persons, means the possession, directly or indirectly, or as trustee, personal representative or executor, of the power to direct or cause the direction of the affairs or management of a person, whether through the ownership of voting securities, as trustee, as personal representative or executor, by contract, by credit arrangement or otherwise.

	2.2	“assets” shall be construed according to the widest generality and any reference in this Trust to any asset other than money shall include the proceeds of sale of that asset.

Exh. 6.18-1

2.3	“charitable purposes” means purposes and objects recognised as charitable by the Governing Law.

2.4	“charity” means any trust, foundation, institution, corporation or unincorporated body in any part of the world established exclusively for charitable purposes.

2.5	“the Company” shall mean Security Capital Assurance Ltd, a Bermuda exempted company.

2.6

“the Consenting Counterparties” means such counterparties to credit default swap agreements with affiliates of XLCA that may become party to the Master Restructuring Agreement from time to time in accordance with the terms thereof.

2.7

“the Consenting Counterparty Restructuring Agreement” means that certain agreement entered into after the date hereof among the SCA Parties and Consenting Counterparties representing not less than the Minimum Consenting CDS Counterparty Restructuring Threshold (as such term is defined in the Master Restructuring Agreement) to give effect to the CDS Counterparty Restructuring (as such term is defined in the Master Restructuring Agreement).

2.8

“the Consenting Counterparties Enforcer” means the Consenting Counterparties or the Consenting Counterparties Enforcer for the time being of this Trust as appointed in accordance with the provisions of Schedule C.

2.9

“corporation” or “corporate body” means any body, public or private, incorporated anywhere in the world and includes any company or corporation whether limited by shares or by guarantee and any other legal entity or organisation, such as without limitation, a limited partnership, a general partnership, limited liability company or a limited duration company.

2.10

“the Enforcers” shall be the persons named in Schedule C or such additional or other person or persons who is or are for the time being occupying the office of Enforcers pursuant to the provisions of Schedule C.

2.11	“the Governing Law” means, subject to any change effected by clause 9, the law of Bermuda which law shall govern all matters of validity, construction, effect and administration of this Trust.

2.12

“the Master Restructuring Agreement” means the Master Commutation, Release and Restructuring Agreement dated as of July [     ], 2008 among the Company, XLCA, XLI, the Consenting Counterparties and the other parties thereto, as amended, supplemented or otherwise modified from time to time.

2.13	“person” means any individual or corporation and shall be taken to include any charity (whether or not incorporated) and any non-charitable unincorporated body.

Exh. 6.18-2

2.14

“proceeds” means all assets received upon the sale or other any disposition of an asset comprised in the Trust Fund other than new additional or changed number of the Shares of the Company received in a transaction described in Clause 7.2.

2.15	“the Purposes” means those purposes set out in Clause 3.

2.16

“SCA Registration Rights Agreement” means the Registration Rights Agreement dated as of the date hereof between the Company and the First Trustee, as amended, supplemented or otherwise modified from time to time.

2.17	“the Restructuring Effective Time” shall mean such time that the Consenting Counterparty Restructuring Agreement shall first become effective.

2.18

“securities” includes shares, stocks, bonds, notes, debentures and debenture stock and any interest of a member in a corporation (and any options or warrants in respect of any of them) and includes securities payable to bearer and otherwise transferable by delivery, with or without endorsement.

2.19	“SCA Parties” has the meaning set forth in the Master Restructuring Agreement.

2.20	“SCA Shareholder Agreement” means the Shareholder Agreement [dated as of the date hereof] between the Company and the Trustees, as amended, supplemented or otherwise modified from time to time.

2.21

“the Shares” means the [     ] common shares of the Company which represent approximately [46]% of the outstanding common shares of the Company and all of the common shares of the Company beneficially owned by XLI immediately prior to the transfer of such common shares to this Trust in accordance with the terms of the Master Restructuring Agreement.

2.22	“taxes” means any tax, duty or other fiscal imposition arising anywhere in the world.

2.23	“the Termination Date” means the earliest to occur of:

2.23.1

the expiration of the period of five years commencing at the date of this Trust (which period shall be the applicable perpetuity period) if the Restructuring Effective Time shall not have occurred prior to such time;

	2.23.2	the Trustees’ distribution of all proceeds from the sale or other disposition of all assets comprised in the Trust Fund to the relevant parties in accordance with the provisions of Clause 5.1; and

	2.23.3	from and after the Restructuring Effective Time, in accordance with the terms of the Consenting Counterparty Restructuring Agreement.

2.24	“this Trust” means the trust created by this deed.

Exh. 6.18-3

	2.25	“trust corporation” has the meaning, if any, given to that term under the Governing Law.

	2.26	“the Trustees” means the First Trustee or the trustee or trustees for the time being of this Trust.

	2.27	“the Trust Fund” means:-

		2.27.1	the Shares;

		2.27.2	all assets paid or transferred to, or so as to be under the control of the Trustees as additions to the Trust Fund;

		2.27.3	all accumulations (if any) of income added to the Trust Fund; and

		2.27.4	the assets from time to time representing the above.

	2.28	“XLCA” means XL Capital Assurance Inc., a New York insurance company.

	2.29	The “XLCA Enforcer” means XLCA or the XLCA Enforcer for the time being of this Trust as appointed in accordance with the provisions of Schedule C.

	2.30	“XLI” means XL Insurance (Bermuda) Ltd (formerly known as X.L. Insurance Ltd), a Bermuda exempted company.

	2.31	“XL Party” has the meaning set forth in the Master Restructuring Agreement.

	2.32	Words denoting the singular shall include the plural and vice versa.

	2.33	Words denoting any gender shall include both the other genders.

	2.34	References to any statutory provision shall include any statutory modification or re-enactment of such provision.

	2.35	Clause headings are included for reference and shall not affect the interpretation of this deed.

3.	PURPOSES

3.1

Subject to the provisions of Clause 4 and Clause 5, the Trustees shall hold the Trust Fund and the income of the Trust Fund on trust to pay or apply all or any part or parts of the Trust Fund and the income of the Trust Fund, at such time or times and in such manner, for or towards or in furtherance of the following purposes as the Trustees may in their discretion think fit.

Exh. 6.18-4

	3.2	The purposes of this Trust are:-

3.2.1

To subscribe for or otherwise acquire, whether by purchase or receipt of a contribution or gift, ownership or effective control of the Shares and to take such actions as are necessary or appropriate, consistent with the terms of this Trust as determined in the Trustees’ discretion exercised in good faith, to maximise the value of the Trust Fund for;

			(a)	XLCA prior to the Restructuring Effective Time; and

			(b)	the Consenting Counterparties in accordance with the Consenting Counterparty Restructuring Agreement from and after the Restructuring Effective Time.

		3.2.2	Without limiting the foregoing to engage in the following activities:

			(a)	to own, hold, manage and/or dispose of the Trust Fund in accordance with the terms of this Trust;

(b)

to pay any dividends or distributions arising from the Trust Fund and any proceeds of any sale or other disposition of any or all of the Trust Fund to (a) prior to the Restructuring Effective Time, XLCA, which dividends, distribution or payment to XLCA shall be treated as “SCA Share Sale Proceeds” for purposes of Section 6.12 of the Master Restructuring Agreement, or (b) from and after the Restructuring Effective Time, as set forth in the Consenting Counterparty Restructuring Agreement; and

			(c)	to perform or cause to be performed all of the other obligations of the Trustees under this Trust.

3.2.3

To exercise the Trustees’ rights as shareholder of the Company and provide such support and assistance as considered advisable by the Trustees in accordance with Clause 1.2.3 of Schedule B and Clause 1.2.4 of Schedule B but otherwise in their absolute discretion and any other actions that in the sole judgement and absolute discretion of the Trustees are necessary, advisable or desirable to accomplish the foregoing or are incidental thereto.

		3.2.4	To exercise the voting rights attaching to the Shares as may be appropriate to carry out the purposes of this Trust.

4.	PAYMENT OF DIVIDENDS AND ACCUMULATION OF INCOME

4.1

If the Company pays or issues dividends or makes other distributions relating to the Trust Fund or if any other income arises from the Trust Fund, the Trustees shall accept and receive such dividends, distributions and other income. Upon receipt of any such dividends, distributions or other income and subject to the provisions of

Exh. 6.18-5

Clause 4.2, such dividends, distributions and other income shall be distributed promptly:

4.1.1

prior to the Restructuring Effective Time, to XLCA, which payment or distribution to XLCA shall be treated as “SCA Share Sale Proceeds” for purposes of Section 6.12 of the Master Restructuring Agreement; and

		4.1.2	from and after the Restructuring Effective Time, pursuant to the terms of the Consenting Counterparty Restructuring Agreement.

	4.2	If the dividend, distribution or other income is in securities, such securities shall be held in accordance with the terms of this Trust.

5.	PROCEEDS OF DISPOSITION

5.1

The proceeds of any sale or other disposition of all or any assets comprised in the Trust Fund shall be paid promptly and in no event later than two business days after such sale, together with any interest earned thereon:

5.1.1

prior to the Restructuring Effective Time, to XLCA, which payment or distribution to XLCA shall be treated as “SCA Share Sale Proceeds” for purposes of Section 6.12 of the Master Restructuring Agreement; and

		5.1.2	from and after the Restructuring Effective Time, pursuant to the terms of the Consenting Counterparty Restructuring Agreement.

	5.2	Together with the proceeds of any disposition as described in Clause 5.1, the Trustees shall deliver a notice setting forth the calculation thereof to XLCA and the Consenting Counterparties.

6.	TERMINATION PROVISIONS

On the Termination Date the Trustees shall cease the application of the capital and income of the Trust Fund towards the Purposes and:

6.1

Upon termination of this Trust in accordance with Clause 2.23.1 the Trustees shall deliver to XLCA a certificate or certificates for the Shares, properly endorsed for transfer and any other property constituting the Trust Fund.

6.2

Upon termination of the Trust in accordance with Clause 2.23.3, the Trustees shall deliver a certificate or certificates for the Shares, properly endorsed for transfer and any other property constituting the Trust Fund in accordance with the provisions of the Consenting Counterparty Restructuring Agreement.

Exh. 6.18-6

7.	BUSINESS COMBINATIONS AND RECAPITALISATIONS

7.1

Any merger, consolidation, reorganisation or dissolution of the Company or the sale of all or substantially all of the assets of the Company pursuant to which common shares or other voting securities of another corporation are to be issued in payment or exchange for or upon conversion of the Shares shall constitute a disposition of the Shares which shall be subject to the provisions of Clause 5.

7.2

In the event of an increase in the amount of outstanding common shares of the Company by virtue of a stock split or the decrease in the number of common shares of the Company because of a contraction of shares or a change in the number of outstanding shares as a result of some other capitalisation in which the Company receives no consideration for the issuance of the additional or reduced amount of common shares, the new additional or changed number of the Shares shall be held by the Trustees.

8.	ADMINISTRATION AND MANAGEMENT

8.1

Subject to the provisions of Clause 1.2.3 of Schedule B and Clause 1.2.4 of Schedule B the Trustees shall conduct the affairs of this Trust in such manner as they may consider appropriate, and they shall make such arrangements in relation to the administration of this Trust as they consider advisable to further the purposes of this Trust.

8.2

The Trustees shall in addition and without prejudice to all other powers at law have the powers and immunities set out in the Schedule to section 17 of The Trusts (Special Provisions) Act 1989 (except those contained in Clauses 3(b) and 4(6) thereof) which shall be incorporated herein by reference to form Clause 1 of Schedule A hereto and renumbered to follow sequentially without the incorporation of the above mentioned excepted clauses provided that all references to a beneficiary or beneficiaries in such Schedule shall be deemed to refer to the purposes of this Trust and additionally the Trustees shall have the powers and provisions set out in Clause 2 of Schedule A provided that the Trustees shall not exercise any of their powers other than in furtherance of the purposes of this Trust.

8.3

In the event that there is any conflict between any one or more of the provisions comprised in or incorporated into Schedule A hereto (“the servient provisions”) and any provision or provisions of this Trust other than those comprised in or incorporated into Schedule A hereto (“the dominant provisions”), the dominant provisions shall prevail.

9.	POWER TO CHANGE GOVERNING LAW AND FORUM

9.1

The Trustees may at any time or times before the Termination Date declare by writing (with the written consent of the Enforcers) that from the date of the declaration (and subject to any future declaration in exercise of this power) the

Exh. 6.18-7

Governing Law shall be changed to the law of some other jurisdiction, state or territory in any part of the world.

9.2

So often as any declaration shall be made the Trustees may make such consequential alterations or additions in or to the trusts, powers and provisions of this Trust as the Trustees may consider necessary or desirable to ensure that the trusts, powers and provisions of this Trust shall (mutatis mutandis) be as valid and effective under the new Governing Law as they are under the original Governing Law of this Trust.

	9.3	Subject to the power to change the forum for the administration of this Trust contained below, the forum for the administration of this Trust shall be the courts of the Governing Law.

9.4

The Trustees may at any time or times declare by writing (with the written consent of the Enforcers) that from the date of the declaration (and subject to any future declaration in exercise of this power) the forum for the administration of this Trust shall be the courts of any jurisdiction in the world, whether or not such courts are of the jurisdiction which is for the time being the Governing Law of this Trust.

9.5

The Trustees may carry on the general administration of this Trust in any jurisdiction in the world, whether or not the jurisdiction is for the time being the Governing Law of this Trust or the courts of the jurisdiction are for the time being the forum for the administration of these trusts and whether or not the Trustees or any of them are for the time being resident and/or domiciled in, or incorporated in and/or carrying on business in, or otherwise connected with, the jurisdiction.

10.	IRREVOCABLE TRUST AND POWER TO VARY

This Trust is irrevocable provided however that, subject to the provisions of Clause 11, the Trustees may in writing (but only with the written consent of the Enforcers) vary, add to, alter or amend any or all of the provisions of this Trust (including, without limitation, the purposes in clause 3) as the Trustees in their absolute discretion think fit.

11.	BENEFICIAL OWNERSHIP AND PROHIBITED TRANSFERS OR SALES

11.1

Notwithstanding any provision of this Trust to the contrary the Trustees shall be obligated at all times prior to the Termination Date to retain beneficial ownership of the Shares until they are sold or otherwise disposed of in accordance with the terms of this Trust.

11.2

Notwithstanding any provision of this Trust to the contrary, the Trustees may not, under any circumstances, transfer any of the Shares to any SCA party, any Consenting Counterparty or any of their respective affiliates prior to the Termination Date.

Exh. 6.18-8

11.3

Notwithstanding any provision of this Trust to the contrary no sale or other disposition of the Shares may be made prior to October 15, 2008, except as set forth in the Consenting Counterparty Restructuring Agreement.

IN WITNESS whereof the First Trustee has executed and delivered this instrument as its deed on the date shown on page one.

Exh. 6.18-9

SCHEDULE A

In furtherance of the Purposes and subject to Clause 8.2 and Clause 8.3 above but not further or otherwise the Trustees shall have the following additional powers:-

1.	Incorporation by Reference

Further administrative powers incorporated by reference to the Trusts (Special Provisions) Act 1989, as amended.

2.	Further Powers

	2.1	to construct, maintain, improve or alter any buildings or works (so far as necessary for carrying out the purposes of the this Trust) on land comprised in the Trust Fund;

	2.2	to sell, lease, demise, let, license and generally manage and deal with any land or buildings or interest therein in such manner as the Trustees shall think fit;

2.3

to borrow money subject to such consents as may be required by law on such terms as to interest repayment or otherwise as the Trustees may think fit without security or (subject as aforesaid) upon the security of the whole or any part or parts of the Trust Fund and to use such money so borrowed for any purpose for which capital of the Trust Fund may be used;

2.4

to seek the advice of any person who is in the opinion of the Trustees qualified to advise on the management of any land comprised in the Trust Fund or the making and changing of investments of this Trust;

2.5

to employ any person firm or company not being a Trustee to manage or assist in managing the Trust Fund upon such reasonable terms as the Trustees think fit and to pay a secretary and other such officials or staff not being a trustee as the Trustees may in their discretion from time to time determine and to enter into agreements and to fix such reasonable salaries as the Trustees may deem proper and to enter into any service agreements which they shall consider to be necessary including the power to determine any such employment upon such terms as the Trustees may decide and to make all reasonable and necessary provisions for the payment of pensions and superannuation to or on behalf of employees and their widows or widowers and dependants;

	2.6	to apply capital or income in insuring any buildings or other property to their full value;

2.7

when making grants of any funds to any charities to accept as a good discharge in respect of any such funds the receipt of the treasurer or secretary or other authorized officer for the time being of such charities;

Exh. 6.18-10

2.8

in respect of any property subject to the trust hereof to vest the same in any corporation or any other person or persons (whether or not being one or more of the Trustees) as nominee or nominees for the Trustees;

2.9	to make contributions as they may think fit or otherwise to assist (and whether out of capital or income) towards the purposes of this Trust;

2.10

to pay and discharge any rent rates taxes costs of insurance improvements repairs or other outgoings payable from time to time in respect of any property held subject to these trusts and to pay and discharge all expenses incurred in the exercise of any powers conferred upon the Trustees by, or in conformity with, the provisions of this deed or by any transfer to the Trustees upon these trusts of any freehold leasehold or other property any legal or other administrative expenses payable from time to time in connection with these trusts or with any property held on such trusts;

2.11

to invest any moneys for the time being comprised in the Trust Fund and also in the hands of the Trustees and for the time being unapplied in the names or under the control of the Trustees in or upon any investments authorised by this deed with power to vary or transpose investments for or into others of any nature so authorised;

2.12	to do all such lawful acts or things as shall further the attainment of the purposes of this Trust and so far as may be necessary to do such acts or things in collaboration with any person.

Exh. 6.18-11

SCHEDULE B

Rights and Immunities of the Trustees

1.	Width of discretions

	1.1	Every power by this Trust or by law conferred on the Trustees shall confer an absolute discretion.

	1.2	In amplification of the foregoing;

1.2.1

subject to the provisions of Clause 11.3 above, the Trustees shall have the exclusive power and authority in their sole discretion, exercised in good faith in accordance with the Purposes, to sell (and to determine the terms and conditions of such a sale), all or a portion of the Shares in one or more private or public transactions in accordance with the applicable laws, whether in whole or in part;

1.2.2

subject to the provisions of Clause 1.2.3 of this Schedule, the Trustees shall have the exclusive right and obligation to vote the Shares and at all times prior to the Termination Date the Trustees shall have full power and authority, and are empowered to vote (or give written consent in person or by proxy, at all meetings of shareholders of the Company), the Shares as they in their sole judgement, believe to be in accordance with the Purposes and to do any and all other things and take any and all other actions as fully as any shareholder of the Company might do if personally present at a meeting of the shareholders of the Company or otherwise, all to the fullest extent permitted by law;

1.2.3

if at any time the Trustees shall have the right pursuant to the SCA Shareholder Agreement to nominate one or more nominees to the Company’s board of directors, the Trustees shall nominate such person or persons in accordance with the procedures set forth on Schedule E;

		1.2.4	the Trustees shall not amend or modify the SCA Shareholder Agreement or the Registration Rights Agreement without the prior written consent of the Enforcers; and

1.2.5

subject to the above the Trustees shall have the exclusive power and authority in their sole discretion exercised in good faith in accordance with the Purposes, to exercise, direct and enforce any and all rights that the Trustees may have under the SCA Shareholder Agreement (including the determination as to whether to assert any claim, commence any action or settle, dismiss or continue the prosecution of any such action).

	1.3	The Trustees may exercise any power by this Trust or by law conferred by majority. Any trustee who is not a member of such majority (including a dissenting

Exh. 6.18-12

trustee) shall be obliged to join in any deed or writing made, or act to be done, in the name of the Trustees pursuant to a majority decision of the Trustees if requested by the majority of the Trustees to do so.

2.	Release or restriction of powers

The Trustees may release or restrict the future exercise of any power by this Trust or by law conferred on the Trustees notwithstanding the fiduciary nature of such power. Any release or restriction shall bind any future trustee unless the contrary is expressly stated.

3.	Indemnity

3.1

Each Trustee shall be entitled to a full indemnity out of the capital and/or income of the Trust Fund in respect of any costs, expenses or any other liabilities of whatsoever nature (including any taxes and associated penalties and interest for which they are personally liable and any liability which may be payable to an Outgoing Trustee (as defined below)) incurred by the trustee in or about the professed execution of the trusts and powers of this Trust, but not in respect of any costs, expenses or any other liabilities incurred by any trustee in acting or omitting to act in a manner in which the trustee is not entitled to the protection of the exclusion of liability provisions contained in this Trust.

3.2

Any of the Trustees (including an Outgoing Trustee as defined below) shall be entitled to assert a lien over any of the capital and/or income of the Trust Fund in order to secure his right of indemnity or, at his election, to release any capital and/or income of the Trust Fund subject to the recipient and/or the continuing trustee (as the case may be) granting to the trustee (and the trustee’s successors and assigns) a charge over the released assets securing the right of indemnity and/or an express indemnity.

3.3

Without prejudice to the entitlement of a retiring or removed trustee to request that the trustee be granted an express indemnity on retirement or removal, the rights of indemnity conferred by this Trust shall endure following the retirement or removal, death or (as the case may be) liquidation of a trustee (an “Outgoing Trustee”) to the intent that an Outgoing Trustee and his personal representatives or (as the case may be) its liquidator shall be entitled to assert the same rights of indemnity in respect of costs, expenses or other liabilities of whatsoever nature (including any taxes for which the Outgoing Trustee is personally liable) as the Outgoing Trustee would have been entitled to assert had the Outgoing Trustee remained in office as a trustee of this Trust at the time when the right of indemnity is asserted.

4.	Exclusion of liability

4.1

In the professed execution of the trusts and powers of this Trust, no trustee or member or officer or employee of any corporation which is a trustee of this Trust shall be liable for any loss to the Trust Fund or the income of the Trust Fund arising

Exh. 6.18-13

by reason of any improper investment made or retained in good faith, or for the negligence or fraud of any agent, nominee, delegate or sub-delegate appointed by or with the authority of the Trustees or any of them (notwithstanding that the appointment of the agent, nominee, delegate or sub-delegate was not strictly necessary or expedient), or by reason of any mistake or omission made in good faith by any trustee, or by reason of any other matter or thing whatsoever undertaken in good faith, except:

		4.1.1	deliberate fraud or other deliberate wrongdoing;

		4.1.2	wilful misconduct or wilful neglect; and

		4.1.3	in the case of a professional trustee or a corporate trustee in business as a trustee, reckless misconduct on the part of the particular trustee who it is sought to make liable.

	4.2	Without prejudice to the generality of the foregoing:

4.2.1

in any case where the Trustees have appointed and reasonably relied in good faith on a person or persons to manage investments, the Trustees shall not be liable for any loss arising out of the failure of the investment policy implemented by or at the direction of that person or those persons; and

4.2.2

the exclusion of liability provided for above shall extend to any matter or thing arising out of any trustee, or any member or officer or employee of a corporate trustee, acting in good faith as a member or officer or employee of any corporation incorporated or acquired pursuant to the powers of the Trustees.

5.	Supervision of officers of corporations

The Trustees shall not be bound or required to interfere in the management or conduct of the business of any corporation and may waive any requirement for the appointment of auditors or for the preparation of accounts even though the Trustees control the whole or the majority of the securities of such corporation (or of its parent corporation). So long as the Trustees shall have no notice of any act of dishonesty or misappropriation of assets or other deliberate misconduct on the part of the officers or employees having the management of any corporation, the Trustees shall be at liberty to leave the conduct of its business (including the payment or non-payment of dividends) wholly to its officers or employees.

Exh. 6.18-14

6.	Charging clauses

	6.1	Any of the Trustees who shall be an individual engaged in any profession or business either alone or in partnership:

		6.1.1	may be appointed to act as a trustee on a like charging basis to that provided for in relation to corporate trustees below; and

6.1.2

subject to that, shall be entitled to charge and be paid all professional or other proper charges for business done or time spent or services rendered by the trustee or his firm in connection with this Trust, whether or not within the usual scope of his or his firm’s profession or business and including acts which a trustee not being in any profession or business could have done personally.

6.2

Any of the Trustees which shall be a trust corporation or other corporate trustee shall be entitled to charge and be paid the fees for its services as may be agreed at the time of its appointment by the Enforcers and the terms and conditions relating to fees may include provision for the subsequent variation of the fees from time to time with the agreement of the Enforcers. In the absence of an agreement, any trust corporation or corporate trustee shall be entitled to charge and be paid fees for its services in accordance with its usual scale or schedule of fees from time to time in effect.

7.	Incidental profits

7.1

Any trustee or any member or officer or employee of any corporate trustee of this Trust may act as an officer or employee of any corporation (or of any subsidiary of such corporation) the securities of which are comprised in the Trust Fund and may retain any remuneration or other benefits received by virtue of the office or employment notwithstanding that any votes or other rights attaching to the securities have been instrumental in procuring or maintaining that person in the remunerated office or employment.

7.2

Any trustee or any member or officer or employee of any corporate trustee of this Trust or any corporation in the same group of corporations as any corporate trustee of this Trust shall be entitled to retain any brokerage or commission paid by any broker, agent or insurance office to that person (or his firm) in connection with the acquisition or dealing with any assets or the effecting of, or payment of, any premium on any policy subject or intended to become subject to this Trust.

7.3

Any trustee or any firm or corporation of which a trustee is a member or officer or employee or any corporation in the same group of corporations as any corporate trustee of this Trust which carries on the business of banking or providing investment services may act as banker or investment adviser (as the case may be) to this Trust on the same terms as are offered to any ordinary customer without being liable to account for any profits arising therefrom.

Exh. 6.18-15

8.	Conflicts of interest

Any of the Trustees may join in exercising any of the powers by this Trust or by law conferred on the Trustees (whether of a beneficial or administrative nature) notwithstanding that he may have some other interest (either personally or in some other fiduciary capacity) in the manner or result of exercising the power.

Appointment and Retirement of the Trustees

9.	Persons who may serve as trustees

9.1

Any individual or corporation may be appointed and serve as a trustee notwithstanding that the individual or corporation is resident and/or domiciled, or incorporated and/or carrying on business, outside the jurisdiction of the Governing Law and that as a result of the appointment (and any retirement occurring in connection with the appointment) all, or a majority, of the Trustees are resident and/or domiciled, or incorporated and/or carrying on business, outside the jurisdiction of the Governing Law and carrying on the administration of this Trust outside the jurisdiction of the Governing Law and notwithstanding that all or any of the assets subject to the trusts of this Trust are situated in the jurisdiction of the Governing Law.

	9.2	The power of appointing new trustees shall not be exercisable solely by virtue of a trustee remaining outside the jurisdiction of the Governing Law for any period.

10.	Number of trustees

Subject to any express provision of this Trust to the contrary and without prejudice to any restriction under the Governing Law on the number of trustees necessary to give a receipt for capital money or otherwise, a single trustee (whether or not being a trust corporation) may act for all the purposes of this Trust.

11.	Power of appointment and removal of new trustees

The power of appointing new trustees and the power to remove trustees of this Trust shall be exercisable by writing and shall be vested in the Enforcers.

12.	Retirement of trustees

12.1

Any trustee may retire from the office of trustee either forthwith or at some specified future date or event by writing (which may be in counterparts) to which the trustee retiring and the other trustees of this Trust are party and written notice and a copy of which shall be given to the Enforcers.

Exh. 6.18-16

12.2

No retirement shall take effect unless following the retirement there will be at least one trustee (or the greater number of trustees as may be required by any mandatory provision of the Governing Law) remaining in office.

Separate Bodies Of Trustees

13.	Appointment of separate bodies of trustees

	13.1	A separate person or body of persons may be appointed to act as the Trustees in relation to any specified share or part of the Trust Fund and the income of the Trust Fund.

13.2

If and so long as one or more shares or parts of the Trust Fund and the income of the Trust Fund have a separate person or body of persons acting as the Trustees in relation to such assets, the provisions of this schedule shall apply to each such person or body of persons as if references to the share or part of the Trust Fund and the income of the Trust Fund in question were substituted for references to the Trust Fund and the income of the Trust Fund.

Exh. 6.18-17

SCHEDULE C

1.	Initial Enforcers and Unanimity

	1.1	Subject to the provisions of Clauses 2, 3, 5 and 6 of this Schedule, the Enforcers shall be XLCA and the Consenting Counterparties (together “the First Enforcers”).

	1.2	All actions of the Enforcers shall only be effective if they are the result of a unanimous decision of the XLCA Enforcer and the Consenting Counterparties Enforcer.

2.	Appointment and Resignation of the XLCA Enforcer

	2.1	The XLCA Enforcer shall have the power, by writing:-

		2.1.1	to add to the number of persons then serving as the XLCA Enforcer;

2.1.2

to appoint a person or persons to serve as the XLCA Enforcer in the event all other persons cease to serve as the XLCA Enforcer and that appointment may be made irrevocably or may be made so as to be revocable up until the time it takes effect; and

		2.1.3	to make provisions concerning how any two or more persons entitled to exercise the powers of the XLCA Enforcer at a given time shall exercise those powers.

2.2

Any person other than XLCA appointed to serve as the XLCA Enforcer shall accept that appointment in writing. Copies of any appointment and acceptance shall be supplied to the Trustees and all other Enforcers in office at that time as soon as is practicable.

3.	Persons who may serve as XLCA Enforcers

Any individual or corporation may be appointed and serve as an XLCA Enforcer notwithstanding that the individual or corporation is resident and/or domiciled, or incorporated and/or carrying on business, outside the jurisdiction of the Governing Law.

4.	XLCA Enforcers acting together

Subject to the exercise of the power contained in Clause 2.1.3 of this Schedule, in any case where there are two or more persons entitled to exercise the powers of the XLCA Enforcer at a given time, the powers shall be exercisable by majority.

Exh. 6.18-18

5.	Resignation of the XLCA Enforcer

	5.1	Subject to the provisions of Clause 5.2 of this Schedule, any person serving as an XLCA Enforcer or appointed to be an XLCA Enforcer:

		5.1.1	may resign by writing to that effect which may be signed in advance of assuming office as an XLCA Enforcer;

		5.1.2	shall, as soon as is practicable, supply the Trustees and all other Enforcers in office at that time with a copy of the resignation;

		5.1.3	shall, in the case of any prospective resignation, as soon as is practicable supply the Trustees and all other Enforcers in office at that time with a copy of the resignation.

	5.2	No XLCA Enforcer may resign if as a consequence there would be no XLCA Enforcer.

6.	The Consenting Counterparties Enforcer

The provisions of Clauses 2 to 5 of this Schedule shall apply to the Consenting Counterparties Enforcer as if those clauses had been repeated verbatim herein provided that all references to the XLCA Enforcer or the XLCA Enforcers shall be deemed to refer to the Consenting Counterparties Enforcer or the Consenting Counterparties Enforcers respectively.

Rights and Immunities of the Enforcer

7.	Width of discretions

Every power conferred on the Enforcers shall confer an absolute and non-fiduciary discretion and no person shall be entitled to compel control or otherwise interfere with the exercise by the Enforcers of any such power.

8.	Statutory Power to Enforce

The Enforcers, XLCA and any person appointed by a majority of the Consenting Counterparties are each appointed by this Trust as a person entitled to make application to the Supreme Court for an order relating to the enforcement of this Trust in accordance with the provisions of Section 12B of the Trusts (Special Provisions) Act 1989.

9.	Release or restriction of powers

9.1

The Enforcers may by writing release or restrict the future exercise of any power conferred on the Enforcer. Any release or restriction shall bind any persons appointed in the future to be Enforcers unless the contrary is expressly stated.

Exh. 6.18-19

	9.2	The Enforcers shall, as soon as is practicable, supply the Trustees with any release or restriction of power.

10.	Indemnity

Each Enforcer other than the First Enforcers and any of their respective affiliates shall be entitled to a full indemnity out of the Trust Fund and/or the income of the Trust Fund in respect of any costs, expenses or any other liabilities of whatsoever nature incurred in or about the professed execution of powers under this Trust, but not in respect of any costs, expenses or any other liabilities incurred by any such Enforcer in acting or omitting to act in a manner in which that person is not entitled to the protection of the exclusion of liability provisions contained in this Trust.

11.	Exclusion of liability

In the professed execution of powers under this Trust no Enforcer or member or officer or employee of any corporation which is an Enforcer of this Trust shall be liable for any loss to the Trust Fund or the income of the Trust Fund arising by reason of any mistake or omission made in good faith by any such Enforcer or by reason of any other matter or thing whatsoever undertaken in good faith except:

	11.1	deliberate fraud or other deliberate wrongdoing; and

	11.2	in the case of a professional Enforcer or a corporation in business as an Enforcer, reckless misconduct on the part of the particular Enforcer who it is sought to make liable.

12.	Charging clauses

	12.1	Any Enforcer other than the First Enforcers and any of their respective affiliates who shall be an individual engaged in any profession or business either alone or in partnership:

		12.1.1	may be appointed to act as an Enforcer on a like charging basis to that provided for in relation to corporate Enforcers below; and

12.1.2

subject to that, shall be entitled to charge and be paid all professional or other proper charges for business done or time spent or services rendered by the Enforcer or his firm in connection with this Trust, whether or not within the usual scope of his or his firm’s profession or business and including acts which an Enforcer not being in any profession or business could have done personally.

12.2

Any corporation which is an Enforcer shall be entitled to charge and be paid the fees for its services as may be agreed at the time of its appointment by the Trustees. The terms and conditions relating to its appointment may include provision for the subsequent variation of such fees from time to time with the agreement of the

Exh. 6.18-20

Trustees as may be specified in those terms and conditions for the purpose of approving any variation. In the absence of agreement, it shall be entitled to charge and be paid fees for its services in accordance with its usual scale or schedule of fees from time to time in effect.

13.	Incidental profits

13.1

Any Enforcer or any member or officer or employee of any corporate Enforcer of this Trust may act as an officer or employee of any corporation (or of any subsidiary of such corporation) the securities of which are comprised in the Trust Fund and may retain any remuneration or other benefit which is received by virtue of such office or employment notwithstanding that any votes or other rights attaching to the securities have been instrumental in procuring or maintaining that person in such remunerated office or employment.

13.2

Any Enforcer or any member or officer or employee of any corporate Enforcer of this Trust or any corporation in the same group of corporations as any corporate Enforcer of this Trust shall be entitled to retain any brokerage or commission paid by any broker, agent or insurance office to that person (or his firm) in connection with the acquisition or dealing with any assets or the effecting of, or payment of, any premium on any policy subject or intended to become subject to this Trust.

13.3

Any Enforcer or any firm or corporation of which an Enforcer is a member or officer or employee or any corporation in the same group of corporations as any corporate Enforcer of this Trust which carries on the business of banking or providing investment services may act as banker or investment adviser (as the case may be) to this Trust on the same terms as are offered to any ordinary customer without being liable to account for any profits arising therefrom.

14.	Conflicts of interest

Any Enforcer may join in exercising any of the powers by this Trust or by law conferred on the Enforcers notwithstanding that he or it may have some other interest (either personally or in some fiduciary capacity) in the manner or result of exercising the power.

All Incidental Powers

15.	All incidental powers

15.1

The Enforcers shall have and be entitled to exercise all powers otherwise enjoyed by an absolute beneficial owner which the Enforcers consider necessary or expedient in order to carry out the functions of the office of the Enforcers under this Trust including (without prejudice to the generality of the foregoing) similar powers to those conferred on the Trustees by Schedule A concerning agents and disputes.

Exh. 6.18-21

15.2	The provisions in Schedule A concerning confidentiality shall apply to the Enforcers as if references to the Enforcers had been substituted for references to the Trustees therein.

Exh. 6.18-22

SCHEDULE D

Form of Covenant and Indemnity

THIS DEED OF COVENANT AND INDEMNITY dated [__________], 2008 (“the Commencement Date”) is made by [_______________] (“the Company”) in favour of [______________], a Bermuda exempted company (“the Trustee”).

BACKGROUND

(A)	This deed is supplemental to a trust (“the Trust”) established by a Declaration of Trust made by the Trustee of even date herewith (the “Trust Deed”) and known as The [ ] Purpose Trust.

(B)	The Trustee is the present trustee of the Trust.

(C)

The Company has agreed to covenant with and indemnify the Trustee, its successors in title, the officers and employees of the Trustee and the officers and employees of its successors in title (together “the Covenantees”) in the terms set out below.

OPERATIVE PROVISIONS

1.	DEFINITIONS

In this Deed, where the context admits, the following definitions shall apply and subject thereto the definitions and rules of construction contained in the Trust shall apply:

	1.1	“The Agreed Fee” means [a single payment/monthly payments of/quarterly payments of/annual payments of] US$[ ].

	1.2	“Excepted Liabilities” means any loss to any of the Covenantees, the Trust Fund or the income of the Trust Fund arising by reason of any act or omission of any Covenantee that amounts to

		1.2.1	deliberate fraud or deliberate wrongdoing;

		1.2.2	wilful misconduct or wilful neglect; or

		1.2.3	in the case of a professional trustee or a corporate trustee in business as a trustee, reckless misconduct on the part of the particular trustee who it is sought to make liable.

1.3

“The Liabilities” means all liabilities, actions, proceedings, claims, demands, taxes and duties and all associated interest, penalties and costs, and all other costs and expenses whatever (including but not limited to costs and expenses incurred by or

Exh. 6.18-23

payable by the Covenantees or any of them in connection with the Trustee’s role as trustee of the Trust) other than Excepted Liabilities.

2.	COVENANT AND INDEMNITY

The Company hereby covenants with the Covenantees:

2.1

To pay the Agreed Fee to the Trustee [on the Commencement Date in consideration of the Trustee providing the service of acting as trustee of the Trust for the period beginning with the Commencement Date and ending on the Termination Date/on the Commencement date and monthly/quarterly/annually thereafter in advance for the period commencing on the date when payment is due and ending one month/one quarter/one year after that date].

2.2

At all times fully and effectually to indemnify the Covenantees in respect of any Liabilities which are not otherwise paid to the Covenantees from the property of the Trust pursuant to the provisions of the Trust Deed..

3.	GOVERNING LAW

This Deed shall be governed by the law of Bermuda and the Company submits to the exclusive jurisdiction of the Courts of Bermuda.

Exh. 6.18-24

IN WITNESS whereof the Company has executed and delivered this instrument as its deed on the date shown above.

THE COMMON SEAL OF THE COMPANY) was hereunto affixed in the presence of: )

Director

Director/Officer

The COMMON SEAL of	)

[ ]	)

was hereunto affixed in the presence of	)
Director

Director / Officer

Exh. 6.18-25

SCHEDULE E

SCA Shareholder Entity Nominee Nomination Procedures

If at any time the Trustees shall have the right pursuant to the SCA Shareholder Agreement to nominate one or more SCA Shareholder Entity Nominees (as such term is defined in the SCA Shareholder Agreement) to the Company’s board of directors, the Trustees shall nominate such person or persons in accordance with the following procedures:

1.

With respect to each open board seat for which the Trustees shall have the right to nominate an SCA Shareholder Entity Nominee, the XLCA Enforcer and the Consenting Counterparties Enforcer or their respective designees shall each have the right to submit the names of up to two individuals as candidates to fill such board seat (each, a “Proposed Nominee”).

2.

The XLCA Enforcer and the Consenting Counterparties Enforcer shall upon the Trustees request, jointly submit within a reasonable period of time requested by the Trustees a single consolidated list of their respective Proposed Nominees. The consolidated list shall be a “blind” written submission containing no information regarding which Enforcer has submitted a particular name.

3.	Each written submission with respect to a Proposed Nominee:

	(a)	shall set forth the following information:

		(i)	the name, age, business address and residence address of such Proposed Nominee;

		(ii)	the principal occupation or employment of such Proposed Nominee, and such other biographical information regarding the Proposed Nominee as the submitting enforcer deems relevant;

		(iii)	the number of shares of capital stock of the Company or any Consenting Counterparty which are owned of record and beneficially by such Proposed Nominee; and

(b)

shall include a completed and signed written director questionnaire (in the form provided by the Secretary of the Company) with respect to the background, independence and qualification of such Proposed Nominee.

4.

The Enforcers shall, upon the Trustees request, endeavor to provide the Trustees with such other information reasonably requested by the Trustees with respect to any Proposed Nominee, which information shall be made available to the Trustees in the same “blind” manner as the initial written submissions are submitted to the Trustees.

5.	With respect to each open board seat for which the Trustees shall have the right to nominate an SCA Shareholder Entity Nominee, the Trustees shall then choose among the

Exh. 6.18-26

Proposed Nominees the person the Trustees deem, in their sole and absolute discretion, to be the most qualified director of the Company.

6.

The Trustees shall submit the name of each Proposed Nominee selected in accordance with paragraph 5 above to the Company’s Nominating & Corporate Governance Committee in accordance with Section 2(b)(vi) of the SCA Shareholder Agreement, but only to the extent such Proposed Nominee first executes a written representation and agreement (in the form provided by the Secretary of the Company) stating that he or she (A) meets the criteria set forth in the definition of “Independent” in the SCA Shareholder Agreement and (B) is not and will not become a party to any agreement, arrangement or understanding that would violate the last sentence of Section 2(b)(iii) of the SCA Shareholder Agreement. [Confirmation from the Consenting Counterparties Enforcer under discussion]

7.

If the Company’s Nominating & Corporate Governance Committee does not object to the Proposed Nominee submitted to such committee solely on the basis provided for in Section 2(b)(vi) of the SCA Shareholder Agreement within 10 business days after submission of such Proposed Nominee’s name to such committee, such Proposed Nominee shall become an SCA Shareholder Entity Nominee in accordance with the SCA Shareholder Agreement. If the Company’s Nominating & Corporate Governance Committee objects to the Proposed Nominee, the Trustees may select another Proposed Nominee from the submitted list of Proposed Nominees or, at its option, request that the Enforcers submit additional names for consideration in accordance with the procedures described above.

8.

In performing the Trustees’ duties hereunder, the Trustees shall be entitled to rely upon any document submitted in connection with the written submissions described above including the completed and signed written director questionnaires and the signed written representation and agreements, and the Trustees shall not be required to investigate the truth or accuracy of any statement contained in any such document.

9.

The Trustees shall not be liable for any error of judgment, or any action taken, in selecting the SCA Shareholder Entity Nominees so long as the SCA Shareholder Entity Nominees are selected by the Trustees from among the Proposed Nominees in good faith.

Exh. 6.18-27

SCHEDULE 1.01(a)

MLI ABS CDO CREDIT DEFAULT SWAP AGREEMENTS

1.	West Trade Funding CDO II Ltd., executed on January 25, 2007, between MLI and Portfolio CDS Trust 138;

2.	Silver Marlin CDO I Ltd., executed on April 11, 2007, between MLI and Portfolio CDS Trust 153;

3.	Tazlina Funding CDO II, Ltd., executed on June 4, 2007, between MLI and Portfolio CDS Trust 164;

4.	West Trade Funding CDO III Ltd., executed on June 4, 2007, between MLI and Portfolio CDS Trust 165;

5.	Jupiter High-Grade CDO VI, Ltd., executed on June 15, 2007, between MLI and Portfolio CDS Trust 170;

6.	Robeco High Grade CDO I, Ltd., executed on June 29, 2007, between MLI and Portfolio CDS Trust 172;

7.	Biltmore CDO 2007-1, Ltd., executed on August 10, 2007, between MLI and Portfolio CDS Trust 186; and

8.	Ipswich Street CDO Ltd., executed on December 14, 2006, between MLI and Portfolio CDS Trust 129.

Sch. 1.01(a)-1

SCHEDULE 1.01(b)

OTHER TERMINATED AGREEMENTS

Part I

1.	Indemnification Agreement, dated August 4, 2006, between XLCA and XLA;

2.	Master Services Agreement, dated August 4, 2006, between XLA and XLFAS;

3.	Master Services Agreement, dated August 4, 2006, between XL and SCAB;

4.	Master Services Agreement, dated August 4, 2006, between XLGS and XLFAS; and

5.	Master Services Agreement, dated August 4, 2006, between XLBS and SCAB.

Part II

1.	Master Services Agreement, dated July 1, 2006, between XLCAUK, in respect of its Spanish Branch and XL Services UK Limited, in respect of its Spanish Branch;

2.	Master Services Agreement, dated August 4, 2006, between XLCAUK and XL Services UK Limited; and

3.	General Services Agreement, dated as of October 22, 2004, between XLCA and XL Financial Products Ltd., a company formed under the laws of England.

Sch. 1.01(b)-1

SCHEDULE 1.01(c)

KNOWLEDGE OF SCA

Paul Giordano: President and Chief Executive Officer, SCA

Elizabeth Keys: Senior Vice President and Chief Financial Officer, SCA

Claude LeBlanc: Executive Vice President, Corporate Development and Strategy, SCA

Susan Comparato: General Counsel, SCA; Senior Vice President, General Counsel, XLCA

Edward Hubbard: President and Chief Operating Officer, XLCA

Michael Rego: Executive Vice President and Chief Operating Officer, XLFA

Sch. 1.01(c)-1

SCHEDULE 1.01(d)

TERMS OF ESCROW AGREEMENT

•

Certificates evidencing all of the XL Owned SCA Common Shares free and clear of any Liens, together with a stock power duly endorsed in blank will be deposited with the Escrow Agent and held by the Escrow Agent until release in accordance with the Escrow Agreement.

•

If the Escrow Agent receives a certificate signed by the Secretaries of SCA and XLCA stating that the SCA Shareholder Entity Formation Conditions have been satisfied and directing the Escrow Agent to deliver the XL Owned SCA Common Shares (together with the related certificates and stock powers) to the SCA Shareholder Entity, then the Escrow Agent shall immediately deliver all of the XL Owned SCA Common Shares (together with the related certificates and stock powers) to the SCA Shareholder Entity.

•	The Escrow Agreement will be otherwise drafted to meet applicable regulatory requirements.

Sch. 1.01(d)-1

SCHEDULE 2.01

COMMUTED REINSURANCE AGREEMENTS

[Intentionally omitted—superseded by
Amendment No. 1 to Master Transaction Agreement]

Schedule 2.01

SCHEDULE 2.04

REINSURANCE AGREEMENTS WITH THIRD PARTIES
THAT MAY BE COMMUTED

Master Facultative Retrocession Agreement, effective as of September 15, 2003, between XLFA and RAM Reinsurance Company Limited; and Amended and Restated Variable Comprehensive Automatic Treaty, effective as of January 1, 2006, between XLFA and RAM Reinsurance Company Ltd.

Master Facultative Retrocession Agreement, effective as of December 1, 2004, between XLFA and BluePoint Re, Limited; and Variable Comprehensive Automatic Treaty Retrocession Agreement, effective as of January 1, 2006, between XLFA and BluePoint Re.

Master Facultative Retrocession Agreement, effective as of January 1, 2003, between XLFA and ACE Capital Re International Ltd.

Variable Comprehensive Automatic Treaty Retrocession Agreement, effective as of January 1, 2007, between XLFA and Assured Guaranty Re Ltd.

Master Facultative Retrocession Agreement, effective as of December 19, 2000, between XLFA and Radian Reinsurance Inc.

Master Facultative Retrocession Agreement, effective as of October 25, 2002, between XLFA and CDC IXIS Financial Guaranty North America, Inc.

Master Facultative Retrocession Agreement, effective as of May 1, 2003, between XLFA and AMBAC Assurance Corporation.

Master Facultative Retrocession Agreement, effective as of June 1, 2001, between XLFA and Partner Reinsurance Company, Ltd., Zurich Branch.

Sch. 2.04-1

SCHEDULE 2.05

SCHEDULE 2.05 AGREEMENTS

1.	Facultative Quota Share Reinsurance Treaty, dated December 31, 1999, as amended, between XLFA and XLI, which was terminated by agreement of the parties, dated July 20, 2006.

2.	Underwriting Agreement, dated July 28, 2006, between XLI, SCA and the Underwriters (as defined therein).

3.	Underwriting Agreement, dated May 15, 2007, between XLI, SCA and the Underwriters (as defined therein).

4.	General Services Agreement, dated as of August 4, 2006, between XLFAS and XLI (surveillance).

5.	The following agreements relating to third-party payment undertaking agreements entered into by certain Affiliate(s) of XL:

	(a)	Fixed and Floating Charge Agreement, dated December 31, 2001, between XLI and XLFA.

	(b)	Reimbursement Agreement, dated December 31, 2001, between XLI and XLFA.

	(c)	Fixed and Floating Charge Agreement, dated September 30, 2002, between XLI and XLFA.

	(d)	Reimbursement Agreement, dated September 30, 2002, between XLI and XLFA.

	(e)	Fixed and Floating Charge Agreement, dated December 18, 2003, between XLI and XLFA.

	(f)	Reimbursement Agreement, dated December 18, 2003, between XLI and XLFA.

6.	The following agreements relating to third-party guaranteed investment contracts entered into by certain Affiliate(s) of XL:

	(a)	Securities Account Control Agreement, dated July 20, 2006, among XL Asset Funding Company I LLC, XLCA and Mellon Bank, N.A.

	(b)	Insurance and Indemnity Agreement, dated October 13, 2006, among XLCA, XL Asset Funding Company I LLC, and XL Life and Annuity Holding Company.

	(c)	Premium Letter Agreement, dated October 13, 2006, among XLCA, XL Asset Funding Company I LLC, and XL Life and Annuity Holding Company.

Sch. 2.05-1

	(d)	Collateral Pledge, Security and Management Agreement, dated October 13, 2006, between XLCA, XL Asset Funding Company I LLC, XL Life and Annuity Holding Company, and Mellon Bank, N.A.

	(e)	Omnibus Amendment Agreement, dated November 30, 2007, between XLCA, XL Asset Funding Company I LLC, and XL Life and Annuity Holding Company.

	(f)	UCC Financing Statement, dated October 13, 2006 between XL Asset Funding Company I LLC (as debtor) and XLCA (as secured party).

7.	Transition Agreement, dated August 4, 2006, among XL, XLI, XLA and SCA, as amended on May 3, 2007, and as further amended as of the Closing Date.

8.	The following agreements relating to total return swaps:

	(a)	Detroit Metropolitan Wayne County Airport

		(i)	Insurance and Indemnity Agreement between XLCA and XL Asset Funding Company I LLC, dated October 12, 2005.

		(ii)	Premium letter between XLCA and XL Asset Funding Company I LLC, dated October 12, 2005.

		(iii)	Letter of Agreement between XLCA and XL Asset Funding Company I LLC for Economic Risk of Loss, dated October 18, 2005.

	(b)	Raleigh-Durham, NC Airport

		(i)	Insurance and Indemnity Agreement between XLCA and XL Asset Funding Company I LLC, dated October 12, 2005.

		(ii)	Premium letter between XLCA and XL Asset Funding Company I LLC, dated October 12, 2005.

		(iii)	Letter of Agreement between XLCA and XL Asset Funding Company I LLC for Economic Risk of Loss, dated October 18, 2005.

	(c)	Metropolitan Washington Airports Authority

		(i)	Insurance and Indemnity Agreement between XLCA and XL Asset Funding Company I LLC, dated October 12, 2005.

		(ii)	Premium letter between XLCA and XL Asset Funding Company I LLC, dated October 12, 2005.

		(iii)	Letter of Agreement between XLCA and XL Asset Funding Company I LLC for Economic Risk of Loss, dated October 18, 2005.

Sch. 2.05-2

(d)	San Diego County Regional Airport Authority

	(i)	Insurance and Indemnity Agreement between XLCA and XL Asset Funding Company I LLC, dated December 6, 2005.

	(ii)	Premium letter between XLCA and XL Asset Funding Company I LLC, dated December 6, 2005.

	(iii)	Letter of Agreement between XLCA and XL Asset Funding Company I LLC for Economic Risk of Loss, dated December 6, 2005.

(e)	City of Chicago - Chicago Midway Airport

	(i)	Insurance and Indemnity Agreement between XLCA and XL Asset Funding Company I LLC, dated December 6, 2005.

	(ii)	Premium letter between XLCA and XL Asset Funding Company I LLC, dated December 6, 2005.

	(iii)	Letter of Agreement between XLCA and XL Asset Funding Company I LLC for Economic Risk of Loss, dated December 6, 2005.

(f)	City of Chicago - Chicago O’Hare International Airport

	(i)	Insurance and Indemnity Agreement between XLCA and XL Asset Funding Company I LLC, dated December 6, 2005.

	(ii)	Premium letter between XLCA and XL Asset Funding Company I LLC, dated December 6, 2005.

	(iii)	Letter of Agreement between XLCA and XL Asset Funding Company I LLC for Economic Risk of Loss, dated December 6, 2005.

(g)	Dallas Fort Worth International Airport

	(i)	Insurance and Indemnity Agreement between XLCA and XL Asset Funding Company I LLC, dated January 13, 2006.

	(ii)	Premium letter between XLCA and XL Asset Funding Company I LLC, dated January 13, 2006.

	(iii)	Letter of Agreement between XLCA and XL Asset Funding Company I LLC for Economic Risk of Loss, dated January 13, 2006.

(h)	Milwaukee County Wisconsin

	(i)	Insurance and Indemnity Agreement between XLCA and XL Asset Funding Company I LLC, dated January 13, 2006.

Sch. 2.05-3

	(ii)	Premium letter between XLCA and XL Asset Funding Company I LLC, dated January 13, 2006.

	(iii)	Letter of Agreement between XLCA and XL Asset Funding Company I LLC for Economic Risk of Loss, dated January 13, 2006.

(i)	State of Alaska International Airports System

	(i)	Insurance and Indemnity Agreement between XLCA and XL Asset Funding Company I LLC, dated January 13, 2006.

	(ii)	Premium letter between XLCA and XL Asset Funding Company I LLC, dated January 13, 2006.

	(iii)	Letter of Agreement between XLCA and XL Asset Funding Company I LLC for Economic Risk of Loss, dated January 13, 2006.

(j)	Rhode Island Economic Development Corp Airport

	(i)	Insurance and Indemnity Agreement between XLCA and XL Asset Funding Company I LLC, dated January 13, 2006.

	(ii)	Premium letter between XLCA and XL Asset Funding Company I LLC, dated January 13, 2006.

	(iii)	Letter of Agreement between XLCA and XL Asset Funding Company I LLC for Economic Risk of Loss, dated January 13, 2006.

Sch. 2.05-4

SCHEDULE 2.06(a)

SCA PARTIES RECEIVING A PORTION OF THE CASH CONSIDERATION AMOUNT

[Intentionally omitted—superseded by
Amendment No. 1 to Master Transaction Agreement]

Sch. 2.06(a)-1

SCHEDULE 2.06(b)

SCA PARTIES RECEIVING A PORTION OF THE STOCK CONSIDERATION

[Intentionally omitted—superseded by
Amendment No. 1 to Master Transaction Agreement]

Sch. 2.06(b)-1

SCHEDULE 9.02

ADDRESSES FOR THE CDS COUNTERPARTIES

Australia and New Zealand Banking Group Limited
Address:	40 Bank Street, Canary Wharf
London El4 5EJ
Phone:	+44-20-3229-2816
Fax:	+44-20-3229-2378
Email:	bill.holmes@anz.com
Attention:	William Holmes, Credit Executive

With a copy to:

Address:	Australia and New Zealand Banking Group Limited
1177 Avenue of the Americas
New York, NY 10036
Phone:	(212) 801-9769
Fax:	(212) 536-9299
Email:	wendy.tso@anz.com
Attention:	Wendy Tso, Vice President

Bank of America, N.A.
Address:	901 Main Street, 66th Floor
Dallas, TX 75202
Fax:	(214) 290-8314
Attention:	John W. Woodiel, Senior Vice President

Barclays Bank PLC
Address:	200 Park Avenue
New York, NY 10166
Email:	mark.manski@barcap.com
Attention:	Mark Manski

Calyon
Address:	1301 Avenue of the Americas
New York, NY 10019
Fax:	(212) 261-3431
Email:	david.perl@us.calyon.com
vanessche@us.calyon.com
Attention:	Capital Markets Legal – David Perl
DAS – John-Charles van Essche

Sch. 9.02-1

With a copy to:

Address:	Calyon London Branch, Head of Legal
5 Appold Street
London EC2A 2DA
Fax:	+44 20 7214 6670

Canadian Imperial Bank of Commerce
Address:	199 Bay Street, Commerce Court West, 6th floor
Toronto, Ontario, M5L 1A2, Canada
Fax:	(416) 214-8749
Attention:	Frank deVries, Vice-President

With a copy to:

Address:	199 Bay Street, Commerce Court West, 11th floor
Toronto, Ontario, M5L 1A2, Canada
Fax:	(416) 304-4573
Attention:	Frank Vivacqua, Assistant General Counsel

Deutsche Bank AG London Branch
Address:	60 Wall Street, 11th Floor
New York, NY 10005
Fax:	(212) 797-5695
Attention:	Keith Braun, Managing Director, Workout

With a copy to:

Fax:	(732) 578-5271
Attention:	Robert Lee, Director, Legal

Dexia Bank Belgium SA
Address:	44 boulevard Pacheco
1000 Brussels
Email:	Geert.Gielens@dexia.com
Attention:	Geert Gielens

With a copy to:

Address:	Legal Department - Securities & Financial Markets
Fax:	+32 2 222 2568
Email:	Heidi.Wynants@dexia.com
Bernhard.Ardaen@dexia.com
Attention:	Heidi Wynants
Bernhard Ardaen

Sch. 9.02-2

Dresdner Bank AG, London Branch
Address:	30 Gresham Street
London EC2P 2XY, England
Fax:	+44 870 889 6904
Attention:	Transaction Legal Team

With a copy to:

Fax:	(212) 969-7944
Attention:	Ivor Wolk

Hypo Public Finance Bank AG
Address:	3 Harbourmaster Place, IFSC
Dublin 1, Ireland
Fax:	+353 1 611 6183
Attention:	Heather Nesbitt

With a copy to:

Fax:	(212) 905-4700
Attention:	Nancy Henderson, NY, USA

and:

Fax:	+49 89 20 30 07 772
Attention:	Tom Glynn, Munich, Germany

Lehman Brothers Inc.
Address:	745 Seventh Avenue, 8th Floor
New York, NY 10019
Fax:	(646) 758-2211
Attention:	Daniel J. Sullivan

Natixis
Address:	810 Seventh Avenue
New York, New York 10019
Fax:	(212) 299-0030
Attention:	Joshua Laterman

With a copy to:

Fax:	(212) 299-0030
Attention:	Jeremy Newel1

Sch. 9.02-3

Nomura International plc
Address:	1 St Martin’s le-Grand
London EC1A 4NP, England
Fax:	+44 207 521 2391
Attention:	Matthew Wadhams/Robert Eveleigh, Transaction Legal Derivatives

With a copy to:

Address:	Shearman & Sterling LLP
Fax:	(212) 848-7179
Attention:	Douglas Bartner

Royal Bank of Canada
Address:	200 Royal Bank Plaza
200 Bay St., 2nd Floor, Toronto
Ontario, Canada M5J 2W7
Fax:	(416) 842-4334
Email:	matthew.gilchrist@rbccm.com
Attention:	Matthew Gilchrist

The Royal Bank of Scotland
Address:	The Royal Bank of Scotland plc
c/o Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, CT 06830
Fax:	(203) 422-4096
Attention:	Legal Department (Andrew Kwok)

Société Générale
Address:	1221 Avenue of the Americas
New York, New York 10020
Fax:	(212) 278-7614
Attention:	Edith Hornick

With a copy to:

Address:	Luskin, Stern & Eisler LLP
Fax:	(212) 293-2705
Attention:	Richard Stern

UBS AG, London branch
Address:	677 Washington Boulevard
Stamford, Connecticut 06901
Fax:	(203) 719-0680
Attention:	Bryan Murtagh

Sch. 9.02-4

With a copy to:

Address:	1285 Avenue of the Americas, 11th Floor
New York, NY 10019-6031
Fax:	(212) 713-1153
Attention:	Jamie Tramontana

and:

Address:	Pillsbury Winthrop Shaw Pittman LLP
1540 Broadway
New York, NY 10036-4039
Fax:	(212) 858-1500
Attention:	Rick B. Antonoff

Wachovia Bank, National Association
Fax:	(267) 321-6903
Attention:	Helen Wessling

With a copy to:

Fax:	(704) 374-4881
Attention:	Gene Wood

and:

Fax:	(704) 383-1383
Attention::	Doug Mundell

Sch. 9.02-5

SCA PARTIES’ DISCLOSURE SCHEDULE

          This document (the “SCA Parties’ Disclosure Schedule”) has been delivered by the SCA Parties to the XL Parties and the CDS Counterparties concurrently with the execution of the Master Commutation, Release and Restructuring Agreement (the “Agreement”), dated as of July 28, 2008, by and among the XL Parties, the SCA Parties and the CDS Counterparties. Capitalized terms used, but not otherwise defined, in the SCA Parties’ Disclosure Schedule shall have the meanings set forth in the Agreement.

          Any matter that is disclosed in any section of the SCA Parties’ Disclosure Schedule will be deemed to be a disclosure for all purposes of the Agreement to the extent that the relevance of such matter to other sections of the Agreement is reasonably apparent.

          The disclosure of any matter in any section of the SCA Parties’ Disclosure Schedule will expressly not be deemed to constitute an admission by any Party to the Agreement, or to otherwise imply, that any such matter is material for the purposes of the Agreement or otherwise, or that any such matter is required to be disclosed pursuant to the Agreement or otherwise.

          The heading and title references in the SCA Parties’ Disclosure Schedule are for convenience purposes only, do not constitute a part of the SCA Parties’ Disclosure Schedule and shall not be deemed to limit or affect anything contained herein.

SCA PARTIES’ DISCLOSURE SCHEDULE

SECTION 3.02

CONFLICTS

Financial Guaranty Facultative Reinsurance Agreement, effective October 24, 2007, between MBIA Insurance Corporation, Armonk, New York, and XLCA.

Comprehensive Automatic Treaty Reinsurance Agreement, effective July 1, 2003, as amended by Amendment No. 1 to the Comprehensive Automatic Treaty Reinsurance Agreement, effective July 1, 2003, between MBIA Insurance Corporation, Armonk, New York; and/or MBIA Assurance S.A., Paris France; and/or any other monoline insurance or reinsurance company subsidiary of MBIA Inc. listed in Exhibit 1 attached thereto and XLFA.

Facultative Reinsurance Agreement, dated as of December 1, 2006, between Financial Guaranty Insurance Company and XLFA.

Financial Guaranty Master Facultative Reinsurance Agreement, effective January 1, 2005, between MBIA Insurance Corporation, Armonk, New York; and/or MBIA Assurance S.A., Paris, France; and/or MBIA UK Insurance Limited, London, England; and/or any other insurance or reinsurance company subsidiary of MBIA Inc. listed in Exhibit 1 attached thereto and XLFA.

Credit Agreement, dated as of August 1, 2006, among SCA, XLCA, XLFA, the various lenders from time to time party thereto and Citibank, N.A., as administrative agent (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof).

Section 3.02-1

SECTION 3.03

GOVERNMENTAL CONSENTS AND APPROVALS

Approval of the New York Insurance Department

Approval of the Bermuda Monetary Authority

Approval of the United Kingdom Financial Services Authority

Approval of the Delaware Insurance Department

Section 3.03-1

SECTION 3.05

COMPLIANCE WITH LAWS

An Undertaking of XLFA, dated as of April 11, 2008, addressed to the Bermuda Monetary Authority.

A letter, dated as of May 20, 2008, from XLCAUK to Financial Services Authority, Re: XL Capital Assurance (U.K.) Limited.

Section 3.05-1

XL PARTIES’ DISCLOSURE SCHEDULE

          This document (the “XL Parties’ Disclosure Schedule”) has been delivered by the XL Parties to the SCA Parties and the CDS Counterparties concurrently with the execution of the Master Commutation, Release and Restructuring Agreement (the “Agreement”), dated as of July 28, 2008, by and among the XL Parties, the SCA Parties and the CDS Counterparties. Capitalized terms used, but not otherwise defined, in the XL Parties’ Disclosure Schedule shall have the meanings set forth in the Agreement.

          Any matter that is disclosed in any section of the XL Parties’ Disclosure Schedule will be deemed to be a disclosure for all purposes of the Agreement to the extent that the relevance of such matter to other sections of the Agreement is reasonably apparent.

          The disclosure of any matter in any section of the XL Parties’ Disclosure Schedule will expressly not be deemed to constitute an admission by any Party to the Agreement, or to otherwise imply, that any such matter is material for the purposes of the Agreement or otherwise, or that any such matter is required to be disclosed pursuant to the Agreement or otherwise.

          The heading and title references in the XL Parties’ Disclosure Schedule are for convenience purposes only, do not constitute a part of the XL Parties’ Disclosure Schedule and shall not be deemed to limit or affect anything contained herein.

XL PARTIES’ DISCLOSURE SCHEDULE

SECTION 4.02

CONFLICTS

1.

Credit Agreement among XL, XLA, XLI, and XL RE LTD (collectively, the “Account Parties”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”); and the Lenders party thereto, with respect to the Credit Agreement, dated as of June 21, 2007, (as may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Account Parties, the Administrative Agent and the other institutions from time to time party thereto as Lenders.

2.

Credit Agreement among XL, XLA, XLI, and XL RE LTD (collectively, the “Obligors”); JPMORGAN CHASE BANK, N.A. (as successor to Bear Stearns Corporate Lending Inc.), as administrative agent (in such capacity, the “Administrative Agent”); and the Lenders party thereto, with respect to the Credit Agreement, dated as of August 3, 2005, (as may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Obligors, the Administrative Agent and the other institutions from time to time party thereto as Lenders.

3.

Five-Year Credit Agreement among XL, XLA, XLI, and XL RE LTD (collectively, the “Account Parties”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”); and the Lenders party thereto, with respect to the Credit Agreement, dated as of June 22, 2005, (as may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Account Parties, the Administrative Agent and the other institutions from time to time party thereto as Lenders.

4.

Letter of Credit Facility among XL (the “Account Party”), the Guarantors (collectively, with the Account Party, the “Obligors”), and CITIBANK INTERNATIONAL PLC, as agent and trustee for the Lenders (in such capacity, the “Agent”), with respect to the Letter of Credit Facility and Reimbursement Agreement, dated November 14, 2007, (as may be amended, supplemented or otherwise modified from time to time, the “Facility Agreement”) entered into among the Obligors, the Agent and the other institutions from time to time party thereto as Lenders.

5.	Note Purchase Agreement, dated April 12, 2001, among XL, XLA, XLI, XL RE LTD, and each of the Purchasers named therein.

Section 4.02-1

SECTION 4.03

GOVERNMENTAL CONSENTS AND APPROVALS

Approval of the New York State Insurance Department

Section 4.03-1

SECTION 4.04(a)

XL CAPITALIZATION

XL has authorized 999,990,000 Ordinary Shares. As of July 25, 2008, there were 179,059,101 outstanding Class A Ordinary Shares, $0.01 par value per share.

XL has outstanding options to purchase 12,027,578 Class A Ordinary Shares, $0.01 par value per share.

1,000,000 Series E Preference Ordinary Shares are issued and outstanding.

Section 4.04(a)-1

AMENDMENT NO. 1 TO MASTER COMMUTATION, RELEASE AND
RESTRUCTURING AGREEMENT

Dated as of August 1, 2008

AMENDMENT NO. 1 TO MASTER COMMUTATION, RELEASE AND
RESTRUCTURING AGREEMENT

                    AMENDMENT NO. 1 dated as of August 1, 2008 (this “Amendment No. 1”) among XL CAPITAL LTD, an exempted limited company incorporated under the Laws of Cayman Islands, XL INSURANCE (BERMUDA) LTD (formerly known as X.L. Insurance Ltd), a Bermuda exempted company, XL REINSURANCE AMERICA INC., a New York insurance corporation, X.L. GLOBAL SERVICES, INC., a service company incorporated under the Laws of Delaware, XL SERVICES (BERMUDA) LTD, a service company incorporated under the Laws of Bermuda, X.L. AMERICA, INC., a company incorporated under the Laws of Delaware, SECURITY CAPITAL ASSURANCE LTD, a Bermuda exempted company, XL FINANCIAL ASSURANCE LTD., a Bermuda exempted company, XL CAPITAL ASSURANCE INC., a New York insurance company, XL FINANCIAL ADMINISTRATIVE SERVICES INC., a company incorporated under the Laws of Delaware, SCA BERMUDA ADMINISTRATIVE LTD., a company incorporated under the Laws of Bermuda, XL CAPITAL ASSURANCE (U.K.) LIMITED, an insurance company regulated by the Financial Services Authority and incorporated under the Laws of England and Wales, and those portfolio trusts that are Affiliates of XLCA and become a Party to the Master Agreement from time to time pursuant to the execution of a joinder agreement.

                    WHEREAS, on July 28, 2008, the parties hereto (the “Parties”) entered into a certain Master Commutation, Release and Restructuring Agreement (the “Master Agreement”);

                    WHEREAS, the Parties wish to reallocate the Stock Consideration and the Cash Consideration Amount pursuant to Schedule 2.01; and

                    WHEREAS, the Parties wish to take such actions necessary to give effect to such reallocation;

                    NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and in the Master Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

                    Section 1. Definitions. Capitalized terms not otherwise defined in this Amendment No. 1 shall have the meanings ascribed to them in the Master Agreement.

                    Section 2. Amendments. Articles I and II, Exhibits 1.01(e), 1.01(f), 1.01(g), and 1.01(h) and Schedules 2.01, 2.06(a) and 2.06(b) of the Master Agreement are hereby amended as follows:

                    2.1 The definition of “Subscription Agreement” in Section 1.01 of the Master Agreement will be stricken and deleted in its entirety and replaced with the following text:

“Subscription Agreements” means the subscription agreement to be executed by XLFA and XL and delivered at the Closing, in the form of Exhibit 1.01(g-1), and the subscription agreement to be executed by

XLCA and XL and delivered at the Closing in the form of Exhibit 1.01(g-2).

                    2.2 Section 2.08(ii) of the Master Agreement will be stricken and deleted in its entirety and replaced with the following text:

the Subscription Agreements executed by each SCA Party which is a party thereto;

                    2.3 Section 2.09(iii) of the Master Agreement will be stricken and deleted in its entirety and replaced with the following text:

the Subscription Agreements executed by each XL Party which is a party thereto;

                    2.4 The contents of Exhibit 1.01(e) to the Master Agreement shall be stricken and deleted in their entirety and replaced with the contents of Exhibit 1.01(e-1) attached hereto.

                    2.5 The contents of Exhibit 1.01(f) to the Master Agreement shall be stricken and deleted in their entirety and replaced with the contents of Exhibit 1.01(f-1) attached hereto.

                    2.6 The contents of Exhibit 1.01(g) to the Master Agreement shall be stricken and deleted in their entirety and replaced with the contents of Exhibits 1.01(g-1) attached hereto.

                    2.7 The contents of Exhibit 1.01(g-2) attached hereto will be added as Exhibit 1.01(g-2) to the Master Agreement.

                    2.8 The contents of Exhibit 1.01(h) to the Master Agreement shall be stricken and deleted in their entirety and replaced with Exhibits 1.01(h-1) attached hereto.

                    2.9 The contents of Schedule 2.01 to the Master Agreement shall be stricken and deleted in their entirety and replaced with the contents of Schedule 2.01-1 attached hereto.

                    2.10 The contents of Schedule 2.06(a) to the Master Agreement shall be stricken and deleted in their entirety and replaced with the contents of Schedule 2.06(a)-1 attached hereto.

                    2.11 The contents of Schedule 2.06(b) to the Master Agreement shall be stricken and deleted in their entirety and replaced with the contents of Schedule 2.06(b)-1 attached hereto.

                    Section 3. Miscellaneous.

                    3.1 This Amendment No. 1 may be executed and delivered in multiple counterparts, each of which, when so executed and delivered, shall be an original, but such counterparts shall together constitute but one and the same instrument and agreement. A facsimile or Portable Document Format copy of a signature shall have the same force and effect as an original signature.

                    3.2 This Amendment No. 1 is to be interpreted under and governed by the Laws of the State of New York without giving effect to conflicts of law provisions thereof. In the event that there is a dispute between or among the Parties arising under this Amendment No. 1, the Parties (i) agree that the exclusive forum to seek remedy shall be to institute a legal proceeding in the courts of the State of New York located in the City and County of New York, (ii) hereby expressly submit to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waive any claim of lack of personal jurisdiction and improper venue and any claim that such courts are an inconvenient forum and (iii) agree that the prevailing Parties shall be entitled to recover their reasonable attorneys’ fees, costs and disbursements from the other Parties (in addition to any other relief to which the prevailing Parties may be entitled). Each Party hereby irrevo cably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address provided to the Parties in accordance with Section 9.02, of the Master Agreement, such service to become effective ten (10) days after such mailing.

                    3.3 Each of the Parties hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under, or in connection with this Amendment No. 1. Each of the Parties hereby (i) certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Amendment No. 1 by, among other things, the mutual waivers and certifications in this Section 3.3.

                    3.4 Each Party has had the opportunity to negotiate the terms, consult with counsel, and modify the provisions of this Amendment No. 1. Therefore, the terms of this Amendment No. 1 will be considered and interpreted without any presumption, inference or rule requiring construction or interpretation of any provision of this Amendment No. 1 against the interests of the drafter of this Amendment No. 1.

[Signature Page to Follow]

                    IN WITNESS HEREOF, the Parties have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first written above.

XL CAPITAL LTD

By:	/s/ Fiona Luck

Name: Fiona Luck
Title: Executive Vice President and Chief of Staff

[AMENDMENT NO. 1 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

XL INSURANCE (BERMUDA) LTD

By:	/s/ Fiona Luck

Name: Fiona Luck
Title: Director

[AMENDMENT NO. 1 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

XL REINSURANCE AMERICA INC.

By:	/s/ Steven P. Agosta

Name: Steven P. Agosta
Title: Vice President, General Counsel and Secretary

[AMENDMENT NO. 1 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

X.L. GLOBAL SERVICES, INC.

By:	/s/ Kenneth P. Meagher

Name: Kenneth P. Meagher
Title: Assistant Secretary

[AMENDMENT NO. 1 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

XL SERVICES (BERMUDA) LTD

By:	/s/ Fiona Luck

Name: Fiona Luck
Title: Deputy Chairman

[AMENDMENT NO. 1 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

X.L. AMERICA, INC.

By:	/s/ Richard G. McCarty

Name: Richard G. McCarty
Title: Senior Vice President, General Counsel and Secretary

[AMENDMENT NO. 1 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

SECURITY CAPITAL ASSURANCE LTD

By:	/s/ Claude Le Blanc

Name: Claude Le Blanc
Title: EVP

[AMENDMENT NO. 1 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

XL FINANCIAL ASSURANCE LTD.

By:	/s/ Tom Cume

Name: Tom Cume
Title: SVP

[AMENDMENT NO. 1 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

XL CAPITAL ASSURANCE INC.

By:	/s/ Susan Comparato

Name: Susan Comparato
Title: SVP & General Counsel

[AMENDMENT NO. 1 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

XL FINANCIAL ADMINISTRATIVE SERVICES INC.

By:	/s/ Susan Comparato

Name: Susan Comparato
Title: Managing Director & Secretary

[AMENDMENT NO. 1 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

SCA BERMUDA ADMINISTRATIVE LTD.

By:	/s/ Tom Cume

Name: Tom Cume
Title: SVP

[AMENDMENT NO. 1 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

XL CAPITAL ASSURANCE (U.K.) LIMITED

By:	/s/ Fredrick B. Hnat

	Name:	Fredrick B. Hnat
	Title:	Managing Director & Chief Operating Officer

[AMENDMENT NO. 1 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

EXHIBIT 1.01(e-1)

FORM OF FACULTATIVE MASTER CERTIFICATE COMMUTATION AGREEMENT

Exhibit 1.01(e-1)

COMMUTATION AND RELEASE AGREEMENT

                    This Commutation and Release Agreement (the “Agreement”) dated as of August 5, 2008, is made by and between Syncora Guarantee Inc. (formerly known as XL Capital Assurance Inc.), a company domiciled in New York (the “Company”) and XL Reinsurance America Inc., a company also domiciled in New York (the “Reinsurer”). The Reinsurer and the Company are hereinafter referred to collectively as the “Parties.”

RECITALS

                    WHEREAS, the Parties previously entered into a Facultative Master Certificate effective as of November 1, 2002, which was amended and restated pursuant to the First Amended and Restated Facultative Master Certificate, effective as of August 4, 2006, and which was further amended and restated pursuant to the Second Amended and Restated Facultative Master Certificate, effective as of March 1, 2007, pursuant to which the Reinsurer agreed to reinsure certain liabilities of the Company (together, the “Reinsurance Agreement”); and

                    WHEREAS, the Parties are parties to that certain Master Commutation, Release and Restructuring Agreement, dated as of July 28, 2008, by and among the Company, the Reinsurer, Security Capital Assurance Ltd and the other parties thereto (the “Master Transaction Agreement”), pursuant to which the Company and the Reinsurer have agreed to enter into this Agreement; and

                    WHEREAS, the Parties agree that it is in each of their best interests to freely and voluntarily enter into this Agreement and to fully and forever release and discharge each other from their respective existing and future liabilities and obligations, including contingent and uncertain liabilities, both known and unknown, under the Reinsurance Agreement and the individual risk cessions thereunder and to compromise, resolve and settle all amounts due, or which may become due, between each other arising out of, in respect of, or relating to the Reinsurance Agreement and/or the individual risk cessions thereunder; and

                    WHEREAS, Company and Reinsurer, or their affiliates, may be parties to agreements other than the Reinsurance Agreement, and it is the intent of the Parties that this Agreement will not have any effect upon such other agreements.

                    NOW, THEREFORE, in consideration of the covenants, conditions, promises and releases contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I

PAYMENT

                    (a) XL Capital Ltd shall, on behalf of the Reinsurer, issue to the Company Five Million, Seven Hundred and Seventy-Six Thousand, Six Hundred and Twenty-One (5,776,621) of Class A Ordinary Shares of XL Capital Ltd (the “Commutation Amount”) on the

Exh. 1.01(e-1)-1

Closing Date (as such term is defined in the Master Transaction Agreement). The date on which the Commutation Amount is paid and received shall be referred to hereinafter as the “Effective Date.”

                    (b) The Company shall accept the Commutation Amount in full satisfaction of all of the Reinsurer’s liabilities and obligations under the Reinsurance Agreement and/or the individual risk cessions thereunder.

ARTICLE II

RELEASE

                    (a) Upon the Reinsurer’s payment of the Commutation Amount to the Company, the Company, on behalf of itself and its shareholders, parents, affiliates and subsidiaries, and their respective officers, directors, and employees, hereby irrevocably and unconditionally releases and forever discharges the Reinsurer, its parents, subsidiaries and affiliates, and their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, and attorneys from any and all present and future actions, causes of action, suits, debts, liens, contracts, rights, agreements, obligations, promises, liabilities, claims, counterclaims, demands, damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred) of any kind, character, description or nature whatsoever, known or unknown to either or both Parties, suspected or unsuspected, reported or unreported, fixed or contingent, which the Company now has, owns or holds or claims to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising out of conduct or matters occurring on, prior to or subsequent to the Effective Date, against the Reinsurer, arising directly or indirectly out of, based upon, or in any way related to or in connection with the Reinsurance Agreement and/or the individual risk cessions thereunder, whether grounded in law or equity, or sounding in tort or contract or otherwise; provided, however, that the provisions of this Article II(a) shall not discharge obligations of the Reinsurer, which have been undertaken or imposed by the express terms of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements).

                    (b) Contemporaneous with the payment of the Commutation Amount to the Company, the Reinsurer, on behalf of itself and its shareholders, parents, affiliates and subsidiaries, and their respective officers, directors and employees, hereby irrevocably and unconditionally releases and forever discharges the Company, its shareholders, parents, subsidiaries and affiliates, and their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, and attorneys from any and all present and future actions, causes of action, suits, debts, liens, contracts, rights, agreements, obligations, promises, liabilities, claims, counterclaims, demands, damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred) of any kind, character, description or nature whatsoever, known or unknown to either or both Parties, suspected or unsuspected, reported or unreported, fixed or contingent, which the Reinsurer now has, owns, holds or claims to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising out of conduct or matters occurring on, prior to or subsequent to the Effective

Exh. 1.01(e-1)-2

Date, against the Company, arising directly or indirectly out of, based upon, or in any way related to or in connection with the Reinsurance Agreement and/or the individual risk cessions thereunder, whether grounded in law or equity or sounding in tort or contract or otherwise; provided, however, that the provisions of this Article II(b) shall not discharge obligations of the Company, which have been undertaken or imposed by the express terms of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements).

                    (c) The Parties understand that it is possible that unknown losses or claims may exist, or that present or future losses or claims may be underestimated in amounts or severity. Furthermore, the Parties expressly accept and assume the risk that the factual or legal assumptions made by any Party in connection with this Agreement may be found hereafter to be different from the true facts or law, and the Parties agree that this Agreement shall be and shall remain in full force and effect notwithstanding such differences in facts or law. Each Party expressly takes all of the foregoing into account in determining the amount of consideration to be given and paid for the giving of this Agreement, and a portion of the said consideration, having been bargained for between the Parties with the knowledge of the possibility of such unknown losses and claims, is given in exchange for the full accord, satisfaction and discharge of all such losses and claims.

                    (d) Full payment of the Commutation Amount shall be in complete accord, satisfaction, settlement and commutation of any and all past, current and future liabilities and obligations that each Party owes or may owe to the other arising directly or indirectly out of or related to or in connection with the Reinsurance Agreement and/or the individual risk cessions thereunder and that upon payment of the Commutation Amount, the Reinsurance Agreement shall be terminated as of the Effective Date and neither Party shall have any further obligation or liability to the other Party under the Reinsurance Agreement and/or the individual risk cessions thereunder.

ARTICLE III

NON-RELIANCE

                    (a) This Agreement fully and finally resolves the rights, duties and obligations of the Company and the Reinsurer under the Reinsurance Agreement, and neither Party shall:

          (i) have any remedy in respect of any representation, warranty or undertaking of the other that is not specifically set forth in this Agreement, the Master Transaction Agreement, or the Ancillary Agreements commuting the reinsurance agreements listed in Part I of Schedule 2.01 of the Master Transaction Agreement, whether or not relied upon by the other Party; or

          (ii) seek to reopen or set aside this Agreement or the Reinsurance Agreement on any basis whatsoever, including, without limitation, that this Agreement or the Reinsurance Agreement is void or voidable due to a mistake or change in law or a unilateral or mutual mistake of fact in any way related to this Agreement or the Reinsurance Agreement.

Exh. 1.01(e-1)-3

                    (b) The Company and the Reinsurer have voluntarily entered into this Agreement based: (i) upon their own independent assessment of the relevant facts and their rights and obligations under the Reinsurance Agreement and (ii) except as expressly set forth in Article III and Article IV of the Master Transaction Agreement, not upon any representations that were made or disclosures that were made by the other Party, their affiliates, officers, directors, shareholders, employees, representatives, agents, attorneys or their respective heirs, administrators, predecessors, successors and assigns. Each Party acknowledges that it has carefully read, and that it understands the scope and effect of this Agreement and has had a full and fair opportunity to consult with, and seek the advice and recommendations of its attorneys, actuaries and other professional advisors prior to its execution of this Agreement.

                    (c) This Agreement and the negotiations and proceedings leading to this Agreement shall not form the basis of any claim by either Party against the other Party or against any officer, director, consultant, professional or shareholder of the other Party, except with respect to an action for enforcement of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements).

ARTICLE IV

EXCLUSIVE BENEFIT OF THE PARTIES AND BINDING EFFECT

                    The rights, duties and obligations set forth herein shall inure to the benefit of and be binding upon the Company and the Reinsurer as they are identified in this Agreement and their parents, subsidiaries and affiliates, and their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, and attorneys and this Agreement is not intended to confer any rights or benefits upon persons or entities other than the foregoing parties.

ARTICLE V

COMPROMISE

                    This Agreement sets forth a compromise and shall never at any time for any purpose be considered as an admission of liability or responsibility on the part of any party hereto regarding any aspect of the Reinsurance Agreement. Neither this Agreement nor any of its terms shall be admissible in any action, arbitration, or proceeding other than one to enforce the terms of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements), including, but not limited to, the releases provided in Article II.

ARTICLE VI

FURTHER ASSURANCES

                    The Parties, without further consideration, shall execute and deliver such other documents and take such other action as may be necessary to effect this Agreement.

Exh. 1.01(e-1)-4

ARTICLE VII

MISCELLANEOUS

                    (a) Should any part, term or provision of this Agreement, except Article I or Article II, be declared or determined to be illegal or invalid pursuant to a final and unappealable order of a court of competent jurisdiction, the validity of the remaining parts, terms and provisions shall not be affected thereby and such illegal or invalid part, term or provision shall be deemed not to be part of this Agreement. If either Article I or Article II is determined by a court of competent jurisdiction or regulatory authority to be unenforceable, either Party, at its option, shall be entitled to rescind this Agreement, and the Reinsurer shall be entitled to repayment of the Commutation Amount immediately upon such rescission. Upon such rescission, the Reinsurance Agreement and all rights, obligations and liabilities of the Parties under the Reinsurance Agreement shall be reinstated as if this Agreement had never been executed. Notwithstanding the foregoing, the releases given pursuant to Article II shall remain in full force and effect as to the Parties’ officers, directors, agents, employees, shareholders, representatives, advisors and attorneys.

                    (b) This Agreement and the Master Transaction Agreement (including the Ancillary Agreements) set forth the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements or understanding between them pertaining to the subject matter hereof. A facsimile copy of a signature shall have the same force and effect as an original signature.

                    (c) This Agreement may not be amended, altered, supplemented or modified, except by written agreement signed by the Parties.

                    (d) This Agreement may be executed and delivered in multiple counterparts, each of which, when so executed and delivered, shall be an original, but such counterparts shall together constitute but one and the same instrument and agreement.

                    (e) For purposes of this Agreement, a “Business Day” is any day other than a Saturday, Sunday or a public holiday in New York.

                    (f) This Agreement shall be governed by and construed in accordance with the laws of New York without regard to principles of conflicts of law or choice of law and the Parties submit to the exclusive jurisdiction of the Supreme Court of the State of New York in respect of all disputes arising out of or in connection with this Agreement.

                    (g) All notices under this Agreement shall be in writing and shall be deemed to be duly given and received (i) upon delivery if delivered by certified mail; or (ii) on the next Business Day if sent by overnight courier (iii) on the date sent by facsimile if sent during the recipient’s normal business hours or, if sent by facsimile outside such hours, on the next Business Day; provided, that such notices are sent to a Party to its Address for Notices set forth on Schedule B hereto or to such other address as either Party may have furnished to the other in writing.

Exh. 1.01(e-1)-5

                    (h) For all purposes this Agreement shall be deemed to have been drafted jointly by the Parties.

                    (i) This Agreement is an agreement solely between the Company and the Reinsurer. No right of action against the Reinsurer shall accrue to any insured, policyholder, or other contracting party of the Company unless granted herein by virtue of this Agreement.

[Signature Page to follow]

Exh. 1.01(e-1)-6

                    IN WITNESS WHEREOF, the Parties have executed this Agreement by their respective authorized officers as of the day and year first written below.

Dated:	SYNCORA GUARANTEE INC.
FORMERLY KNOWN AS
XL CAPITAL ASSURANCE INC.

By:

Name:
Title:

[SIGNATURE PAGE – FACULTATIVE MASTER CERTIFICATE COMMUTATION AGREEMENT]

Dated:	XL REINSURANCE AMERICA INC.

By:

Name:
Title:

[SIGNATURE PAGE – FACULTATIVE MASTER CERTIFICATE COMMUTATION AGREEMENT]

SCHEDULE A

WIRE TRANSFER INSTRUCTIONS

Transfer instructions for remitting funds to Syncora Guarantee Inc. (formerly known as XL Capital Assurance Inc.)

[Intentionally omitted]

Please send e-mail / fax containing details of the transfer to:

[Intentionally omitted]

Rebecca O’Connell (VP & Assistant Treasurer) at SCA
Phone: (212) 478-3629
Fax: (212) 478-3587
E-mail: rebecca.oconnell@scafg.com

SCHEDULE B

ADDRESS FOR NOTICE

TO THE COMPANY:

Syncora Guarantee Inc.
1221 Avenue of the Americas
New York, New York 10022
Attn: General Counsel
Facsimile: 212-478-3579

TO THE REINSURER:

XL Reinsurance America Inc.
Seaview House
70 Seaview Avenue
Stamford, CT 06902-6040
Attention: General Counsel
Facsimile: 203-964-5309

EXHIBIT 1.01(f-1)

FORM OF QUOTA SHARE TREATY COMMUTATION AGREEMENT

Exhibit 1.01(f-1)

COMMUTATION AND RELEASE AGREEMENT

                    This Commutation and Release Agreement (the “Agreement”) dated as of August 5, 2008, is made by and between Syncora Guarantee Inc., a company domiciled in New York formerly known as XL Capital Assurance Inc. (the “Company”), and Syncora Guarantee Re Ltd., a company organized in Delaware, formerly domiciled in Bermuda and known as XL Financial Assurance Ltd (the “Reinsurer”). The Reinsurer and the Company are hereinafter referred to collectively as the “Parties.”

RECITALS

                    WHEREAS, the Parties previously entered into a Facultative Quota Share Reinsurance Treaty dated as of October 6, 1999 as amended and restated by an Amended and Restated Facultative Quota Share Reinsurance Treaty dated as of June 22, 2001, as further amended and restated by a Second Amended and Restated Facultative Quota Share Reinsurance Treaty dated as of May 1, 2004, and as further amended and restated by a Third Amended and Restated Facultative Quota Share Reinsurance Treaty dated as of June 29, 2006 (together, the “Reinsurance Agreement”); and

                    WHEREAS, XL Insurance (Bermuda) Ltd, formerly known as XL Insurance Ltd, a company domiciled in Bermuda (“XLIB”) guarantees the obligations of the Reinsurer to the Company under the Second Amended and Restated Facultative Quota Share Reinsurance Treaty;

                    WHEREAS, XLIB reinsures the Reinsurer pursuant to an Excess of Loss Reinsurance Agreement executed on October 3, 2001 (the “Excess of Loss Reinsurance Agreement”) that covers certain business assumed by the Reinsurer under the Reinsurance Agreement; and

                    WHEREAS, the Parties and XLIB are parties to that certain Master Commutation, Release and Restructuring Agreement, dated as of July 28, 2008, by and among the Company, the Reinsurer, Security Capital Assurance Ltd and other parties thereto (the “Master Transaction Agreement”), pursuant to which (a) the Company and the Reinsurer have agreed to enter into this Agreement; and (b) XLIB and the Reinsurer have agreed to commute the Excess of Loss Reinsurance Agreement and fully and finally extinguish all of the parties’ rights and obligations under the Excess of Loss Reinsurance Agreement (the “Excess of Loss Commutation”);

                    WHEREAS, XL Capital Ltd (“XL Capital”) is the ultimate parent of XLIB;

                    WHEREAS, XLIB has agreed pursuant to the Master Transaction Agreement to pay the sum of One Billion, Five Hundred and Eighty-Four Million, Seven Hundred Thousand Dollars ($1,584,700,000.00) to the Reinsurer and XL Capital has agreed to issue and transfer to the Reinsurer 2,223,379 of its Class A Ordinary Shares (together, the “XL Consideration”) on the express condition that the Company and the Reinsurer commute the Reinsurance Agreement and the individual risk cessions thereunder and fully and finally extinguish the parties’ rights and obligations under the Reinsurance Agreement and/or the individual risk cessions thereunder; and

Exh. 1.01(f-1)-1

                    WHEREAS, the Reinsurer has agreed that it will pay the Commutation Amount (as that term is defined in the Excess of Loss Commutation) it received under the Excess of Loss Commutation as part of the consideration it pays to the Company under this Agreement;

                    WHEREAS, the Parties agree that it is in each of their best interests to freely and voluntarily enter into this Agreement and to fully and forever release and discharge each other from their respective existing and future liabilities and obligations, including contingent and uncertain liabilities, both known and unknown, under the Reinsurance Agreement and the individual risk cessions thereunder and to compromise, resolve and settle all amounts due, or which may become due, between each other arising out of, in respect of, or relating to the Reinsurance Agreement and/or the individual risk cessions thereunder; and

                    WHEREAS, Company and Reinsurer, or their affiliates, may be parties to agreements other than the Reinsurance Agreement, and it is the intent of the Parties that this Agreement will not have any effect upon such other agreements.

                    NOW, THEREFORE, in consideration of the covenants, conditions, promises and releases contained herein, and for other valuable consideration including but not limited to the XL Consideration that XLIB and XL Capital agreed to pay on the express condition that Company and Reinsurer commute the Reinsurance Agreement and the individual risk cessions thereunder, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I
PAYMENT

                     (a) The Reinsurer shall on the Closing Date (as such term is defined in the Master Transaction Agreement): transfer to the Company the following, having an aggregate value of Three Billion, Nine Hundred and Twenty-Six Million Dollars ($3,926,000,000.00) (i) the XL Capital shares it received as part of the XL Consideration, valued at market value as of market close on the immediately preceding trading day, (ii) withdrawal by the Company and retention for its own account of all assets from the trust account established pursuant to the Reinsurance Agreement, such assets to be valued at market value as of market close on August 1, 2008, and (iii) the balance in cash via direct wire transfer, in immediately available funds, in accordance with the payment instructions set forth on Schedule A hereto (collectively, the “Commutation Amount”). The date on which the Commutation Amount is paid and received shall be referred to hereinafter as the “Effective Date.”

                     (b) The Company shall accept the Commutation Amount in full satisfaction of all of the Reinsurer’s liabilities and obligations under the Reinsurance Agreement and/or the individual risk cessions thereunder.

ARTICLE II
RELEASE

                     (a) Upon the Reinsurer’s payment of the Commutation Amount to the Company, the Company, on behalf of itself and its shareholders, parents, affiliates and

Exh. 1.01(f-1)-2

subsidiaries, and their respective officers, directors, and employees, hereby irrevocably and unconditionally releases and forever discharges the Reinsurer, its parents, subsidiaries and affiliates, and their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, and attorneys from any and all present and future actions, causes of action, suits, debts, liens, contracts, rights, agreements, obligations, promises, liabilities, claims, counterclaims, demands, damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred) of any kind, character, description or nature whatsoever, known or unknown to either or both Parties, suspected or unsuspected, reported or unreported, fixed or contingent, which the Company now has, owns or holds or claims to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising out of conduct or matters occurring on, prior to or subsequent to the Effective Date, against the Reinsurer, arising directly or indirectly out of, based upon, or in any way related to or in connection with the Reinsurance Agreement and/or the individual risk cessions thereunder, whether grounded in law or equity, or sounding in tort or contract or otherwise; provided, however, that the provisions of this Article II(a) shall not discharge obligations of the Reinsurer, which have been undertaken or imposed by the express terms of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements).

                    (b) Contemporaneous with the payment of the Commutation Amount to the Company, the Reinsurer, on behalf of itself and its shareholders, parents, affiliates and subsidiaries, and their respective officers, directors and employees, hereby irrevocably and unconditionally releases and forever discharges the Company, its shareholders, parents, subsidiaries and affiliates, and their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives, and attorneys from any and all present and future actions, causes of action, suits, debts, liens, contracts, rights, agreements, obligations, promises, liabilities, claims, counterclaims, demands, damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred) of any kind, character, description or nature whatsoever, known or unknown to either or both Parties, suspected or unsuspected, reported or unreported, fixed or contingent, which the Reinsurer now has, owns, holds or claims to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising out of conduct or matters occurring on, prior to or subsequent to the Effective Date, against the Company, arising directly or indirectly out of, based upon, or in any way related to or in connection with the Reinsurance Agreement and/or the individual risk cessions thereunder, whether grounded in law or equity or sounding in tort or contract or otherwise; provided, however, that the provisions of this Article II(b) shall not discharge obligations of the Company, which have been undertaken or imposed by the express terms of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements).

                    (c) The Parties understand that it is possible that unknown losses or claims may exist, or that present or future losses or claims may be underestimated in amounts or severity. Furthermore, the Parties expressly accept and assume the risk that the factual or legal assumptions made by any Party in connection with this Agreement may be found hereafter to be different from the true facts or law, and the Parties agree that this Agreement shall be and shall remain in full force and effect notwithstanding such differences in facts or law. Each Party expressly takes all of the foregoing into account in determining the amount of consideration to be

Exh. 1.01(f-1)-3

given and paid for the giving of this Agreement, and a portion of the said consideration, having been bargained for between the Parties with the knowledge of the possibility of such unknown losses and claims, is given in exchange for the full accord, satisfaction and discharge of all such losses and claims.

                    (d) Full payment of the Commutation Amount shall be in complete accord, satisfaction, settlement and commutation of any and all past, current and future liabilities and obligations that each Party owes or may owe to the other arising directly or indirectly out of or related to or in connection with the Reinsurance Agreement and/or the individual risk cessions thereunder and that upon payment of the Commutation Amount, the Reinsurance Agreement shall be terminated as of the Effective Date and neither Party shall have any further obligation or liability to the other Party under the Reinsurance Agreement and/or the individual risk cessions thereunder.

ARTICLE III
NON-RELIANCE

                   (a) This Agreement fully and finally resolves the rights, duties and obligations of the Company and the Reinsurer under the Reinsurance Agreement, and neither Party shall:

         (i) have any remedy in respect of any representation, warranty or undertaking of the other that is not specifically set forth in this Agreement, the Master Transaction Agreement, or the Ancillary Agreements commuting the reinsurance agreements listed in Part I of Schedule 2.01 of the Master Transaction Agreement, whether or not relied upon by the other Party; or

         (ii) seek to reopen or set aside this Agreement or the Reinsurance Agreement on any basis whatsoever, including, without limitation, that this Agreement or the Reinsurance Agreement is void or voidable due to a mistake or change in law or a unilateral or mutual mistake of fact in any way related to this Agreement or the Reinsurance Agreement.

                    (b) The Company and the Reinsurer have voluntarily entered into this Agreement based: (i) upon their own independent assessment of the relevant facts and their rights and obligations under the Reinsurance Agreement and (ii) except as expressly set forth in Article III and Article IV of the Master Transaction Agreement, not upon any representations that were made or disclosures that were made by the other Party, their affiliates, officers, directors, shareholders, employees, representatives, agents, attorneys or their respective heirs, administrators, predecessors, successors and assigns. Each Party acknowledges that it has carefully read, and that it understands the scope and effect of this Agreement and has had a full and fair opportunity to consult with, and seek the advice and recommendations of its attorneys, actuaries and other professional advisors prior to its execution of this Agreement.

                    (c) This Agreement and the negotiations and proceedings leading to this Agreement shall not form the basis of any claim by either Party against the other Party or against any officer, director, consultant, professional or shareholder of the other Party, except with

Exh. 1.01(f-1)-4

respect to an action for enforcement of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements).

ARTICLE IV
COMPROMISE

                    This Agreement sets forth a compromise and shall never at any time for any purpose be considered as an admission of liability or responsibility on the part of any party hereto regarding any aspect of the Reinsurance Agreement. Neither this Agreement nor any of its terms shall be admissible in any action, arbitration, or proceeding other than one to enforce the terms of this Agreement or the Master Transaction Agreement (including the Ancillary Agreements), including, but not limited to, the releases provided in Article II.

ARTICLE V
FURTHER ASSURANCES

                    The Parties, without further consideration, shall execute and deliver such other documents and take such other action as may be necessary to effect this Agreement.

ARTICLE VI
MISCELLANEOUS

                    (a) This Agreement and the Master Transaction Agreement (including the Ancillary Agreements) set forth the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements or understanding between them pertaining to the subject matter hereof. A facsimile copy of a signature shall have the same force and effect as an original signature.

                    (b) This Agreement may not be amended, altered, supplemented or modified, except by written agreement signed by the Parties.

                    (c) This Agreement may be executed and delivered in multiple counterparts, each of which, when so executed and delivered, shall be an original, but such counterparts shall together constitute but one and the same instrument and agreement.

                    (d) For purposes of this Agreement, a “Business Day” is any day other than a Saturday, Sunday or a public holiday in New York.

                    (e) This Agreement shall be governed by and construed in accordance with the laws of New York without regard to principles of conflicts of law or choice of law and the Parties submit to the exclusive jurisdiction of the Supreme Court of the State of New York in respect of all disputes arising out of or in connection with this Agreement.

                     (f) All notices under this Agreement shall be in writing and shall be deemed to be duly given and received (i) upon delivery if delivered by certified mail; or (ii) on the next Business Day if sent by overnight courier (iii) on the date sent by facsimile if sent during the recipient’s normal business hours or, if sent by facsimile outside such hours, on the next

Exh. 1.01(f-1)-5

Business Day; provided, that such notices are sent to a Party to its Address for Notices set forth on Schedule B hereto or to such other address as either Party may have furnished to the other in writing.

                    (g) For all purposes this Agreement shall be deemed to have been drafted jointly by the Parties.

                    (h) This Agreement is an agreement solely between the Company and the Reinsurer. No right of action against the Reinsurer shall accrue to any insured or policyholder of the Company.

[Signature Page to follow]

Exh. 1.01(f-1)-6

                    IN WITNESS WHEREOF, the Parties have executed this Agreement by their respective authorized officers as of the day and year first written below.

Dated:	SYNCORA GUARANTEE INC.
FORMERLY KNOWN AS
XL CAPITAL ASSURANCE INC.

By:

Name:
Title:

[SIGNATURE PAGE – QUOTA SHARE TREATY COMMUTATION AGREEMENT]

Dated:	SYNCORA GUARANTEE RE LTD.
FORMERLY KNOWN AS
XL FINANCIAL ASSURANCE LTD

By:

Name:
Title:

[SIGNATURE PAGE – QUOTA SHARE TREATY COMMUTATION AGREEMENT]

SCHEDULE A

WIRE TRANSFER INSTRUCTIONS

Transfer instructions for remitting funds to Syncora Guarantee Inc. (formerly known as XL Capital Assurance Inc.)

[Intentionally omitted]

Please send e-mail / fax containing details of the transfer to:

[Intentionally omitted]

Rebecca O’Connell (VP & Assistant Treasurer) at SCA
Phone: (212) 478-3629
Fax: (212) 478-3587
E-mail: rebecca.oconnell@scafg.com

SCHEDULE B

ADDRESS FOR NOTICE

TO THE COMPANY:

Syncora Guarantee Inc.
1221 Avenue of the Americas
New York, New York 10022
Attn: General Counsel
Facsimile: 212-478-3579

TO THE REINSURER:

Syncora Guarantee Re Ltd.
A.S. Cooper Building
26 Reid Street, 4th Floor
Hamilton, Bermuda HM 11
Attn: President
Facsimile: 441-296-4351

EXHIBIT 1.01(g-1)

FORM OF XLFA SUBSCRIPTION AGREEMENT

Exhibit 1.01(g-1)

XL CAPITAL LTD

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of August 5, 2008, by and between XL Capital Ltd, a Cayman Islands exempted limited company (the “Company”), and Syncora Guarantee Re Ltd. (formerly known as XL Financial Assurance Ltd), a Bermuda exempted company (the “Subscriber”).

          WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”);

          WHEREAS, this Agreement is being entered into for the purpose of setting forth the terms, conditions and agreements between the Company and the Subscriber in connection with the Company’s issuance to the Subscriber of 2,223,379 shares (the “Shares”) of its Class A Ordinary Shares, par value $0.01 per share (“Common Stock”), pursuant to the Master Commutation, Release and Restructuring Agreement dated as of July 28, 2008 among the Company, Security Capital Assurance Ltd, XL Financial Assurance Ltd, XL Capital Assurance Inc. and the other parties thereto (the “Master Agreement”); and

          WHEREAS, on the Closing Date (as defined below), the parties hereto and Syncora Guarantee Inc. (formerly known as XL Capital Assurance Inc.) will execute and deliver a Registration Rights Agreement (the “Registration Rights Agreement”), substantially in the form attached hereto as Exhibit A, pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound, the Company and the Subscriber hereby agree as follows:

          1. SUBSCRIPTION FOR SHARES; CLOSING.

                    (a) Subject to the terms and conditions herein and in reliance upon the respective representations, warranties and covenants contained herein, the Subscriber hereby subscribes for the Shares and the Company hereby agrees to issue the Shares as consideration for the Subscriber and certain of its affiliates entering into the Master Agreement and related transactions contemplated thereby, as set forth therein.

                    (b) The issuance of the Shares shall be effected on the Closing Date (defined below) by the Company executing and delivering to the Subscriber, duly registered in its name, a duly executed stock certificate evidencing the Shares being purchased by it. The closing of the purchase and sale of the Shares pursuant to this Section 1(b) will take place at the time and location set forth for the closing in Section 2.07 of the Master Agreement or at such other time

Exh. 1.01(g-1)-1

and location as the Company and the Subscriber shall otherwise mutually agree (the “Closing Date”).

          2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                    The Company represents and warrants, as of the date hereof and as of the Closing Date, that:

                    (a) Incorporation and Good Standing. The Company is duly organized, validly existing and in good standing under the laws of the Cayman Islands and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted.

                    (b) Authorization. The board of directors of the Company (the “Board”) has authorized the execution, delivery and performance of this Agreement and the transactions contemplated hereby and the Company has the requisite power, authority and legal capacity to execute, deliver and perform this Agreement and the transactions contemplated hereby. No other corporate action is necessary to authorize such execution, delivery and performance, and upon such execution and delivery by the Company, this Agreement shall constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be (i) limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditor’s rights, or (ii) subject to general principles of equity. The Board has authorized the issuance and delivery of the Shares in accordance with this Agreement.

                    (c) Authorization of Shares. The Shares to be issued and sold by the Company pursuant to this Agreement, when issued and paid for in accordance with the provisions hereof, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock free and clear of all liens and the issuance of the Shares will not be subject to any preemptive or similar rights.

                    (d) Non-Contravention. Except as set forth on Schedule 2(d) and except with respect to any filings made in connection with exemptions from registration under state or federal securities laws, the creation, authorization, issuance, offer and sale of the Shares do not require any consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company or the vote, consent or approval in any manner of the holders of any security of the Company as a condition to the execution and delivery of this Agreement or the creation, authorization, issuance, offer and sale of the Shares. Except as set forth on Schedule 2(d), the execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder will not violate (i) the terms and conditions of the Memorandum and Articles of Association of the Company, or any material agreement to which the Company is a party or by which it is bound or (ii) subject to the accuracy of the Subscriber’s representations and warranties contained in Section 3 hereof, any federal or state securities law.

                    (e) No General Solicitation. The Company has not engaged in a general solicitation of the public for sale of the Shares in violation of the Securities Act, and the offering and sale of the Shares are exempt from registration under the Securities Act.

Exh. 1.01(g-1)-2

                    (f) Capitalization. As of December 31, 2007, the Company had the authorized capitalization as set forth in the Company’s Annual Report on Form 10-K for its most recent fiscal year, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and were issued in compliance with federal and state securities laws. The Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from the NYSE to the effect that the Company is not in compliance with its listing or maintenance requirements.

                    (g) No Integration. There has been no sale, offer for sale, solicitation of an offer to buy or negotiation by the Company or any of its subsidiaries in respect of any security that would be integrated with the Shares issued pursuant to this Agreement in a manner that would require the registration of the Shares under the Securities Act.

                    (h) Listing. The Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 and prior to the Closing Date, the Shares will be approved for listing on the NYSE, subject to official notice of issuance.

                    (i) No Registration. Assuming the accuracy of the representations and warranties of the Subscriber contained in Section 3 and its compliance with the agreements set forth herein, it is not necessary, in connection with the issuance and sale of the Shares to the Subscriber in the manner contemplated by this Agreement, to register the Shares under the Securities Act.

          3. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER.

                    The Subscriber represents and warrants, as of the date hereof and as of the Closing Date, that:

                    (a) Investment Purpose. The Subscriber is obtaining the Shares for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to the Subscriber’s right, subject to the provisions of this Agreement (including, without limitation, Section 5), to sell or otherwise dispose of all or any part of the Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities or “blue sky” laws. The Subscriber understands that it may bear the economic risk of this investment indefinitely.

                    (b) Institutional Accredited Investor Status. The Subscriber was at the time it was first offered the Shares, and at the date hereof is, an institutional “accredited investor” as defined in Rule 501(a) under the Securities Act.

                    (c) Reliance on Exemptions. The Subscriber understands that the Shares are being offered and issued to it in reliance upon specific exemptions from the registration

Exh. 1.01(g-1)-3

requirements of United States federal and state securities or “blue sky” laws, including Section 4(2) of the Securities Act and that the Company is relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Shares.

                    (d) Knowledge. The Subscriber has, either alone or together with its representatives, such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the ownership of the Shares, and has so evaluated the merits and risks of such investment. The Subscriber understands that ownership of the Shares involves a high degree of risk, is able to bear the economic risk of ownership of the Shares and, at the present time, is able to afford a complete loss with respect to such ownership.

                    (e) Access to Information. The Subscriber acknowledges that it has access to and has reviewed the Company’s disclosures about its Common Stock made in its filings with the SEC including the Company’s Annual Report on Form 10-K for its latest fiscal year, the Company’s Quarterly Report on Form 10-Q for its latest fiscal quarter, and any Current Report on Form 8-K filed by the Company since the date of such Quarterly Report on Form 10-Q and has access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects contained in the Company’s public filings with the SEC, and acknowledges that such information is sufficient to enable it to evaluate its investment.

                    (f) No Reliance. In connection with its acceptance of the Shares, the Subscriber has not relied upon any representations made by, or other information (whether oral or written) furnished by or on behalf of, the Company other than as set forth in this Agreement, the Master Agreement or any Ancillary Agreements (as defined in the Master Agreement).

                    (g) No General Solicitation. The Subscriber acknowledges that the Shares were offered and will be issued to the Subscriber without any general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                    (h) No Advice Provided. The Subscriber understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Subscriber in connection with the issuance of the Shares constitutes legal, tax or investment advice. The Subscriber has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its receipt of the Shares.

                    (i) Authorization; Enforceability. This Agreement has been duly and validly authorized by the Subscriber. This Agreement has been duly executed and delivered on behalf of the Subscriber, and constitutes the valid and binding agreement of the Subscriber enforceable in accordance with their terms, subject, in each case, to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors’ rights and subject

Exh. 1.01(g-1)-4

to a court’s discretionary authority with respect to the granting of specific performance or other equitable remedies.

                    (j) No Conflicts. The execution and performance of this Agreement does not conflict with any agreement to which the Subscriber is a party or is bound thereby, any court order or judgment addressed to the Subscriber, or the constituent documents of the Subscriber.

          4. TRANSFER RESTRICTIONS

                    (a) Restrictions. The Subscriber recognizes and agrees that (i) the Shares will be subject to a Holding Period (as defined in the Registration Rights Agreement) and other restrictions on transferability pursuant to this Agreement and the Registration Rights Agreement and (ii) as a result of the foregoing, the marketability of the Shares will be severely limited. The Subscriber agrees that it will not Transfer (as such term is defined in the Registration Rights Agreement) the Shares in any manner that will violate such restrictions under this Agreement, the Registration Rights Agreement, the Securities Act or any state securities laws, the rules and regulations of the SEC or any other state or municipality having jurisdiction thereof.

                    (b) Legends. The Subscriber understands and agrees that the Shares will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against the transfer of the certificates for the Shares):

THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO DISTRIBUTION AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR UNDER STATE SECURITIES LAWS. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF CLAUSE (B), IF REQUESTED BY THE ISSUER, UNLESS THE ISSUER RECEIVES AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS. THIS SECURITY IS ALSO SUBJECT TO SIGNIFICANT RESTRICTIONS ON TRANSFER (WHICH INCLUDES A RIGHT OF FIRST OFFER) PURSUANT TO THE TERMS OF A REGISTRATION RIGHTS AGREEMENT AMONG THE ISSUER, THE HOLDER AND SYNCORA GUARANTEE INC. (FORMERLY KNOWN AS XL CAPITAL ASSURANCE INC.) DATED AUGUST 5, 2008 AND MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH SUCH AGREEMENT.

          5. MISCELLANEOUS

                    (a) Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

Exh. 1.01(g-1)-5

                    (b) Notices. All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered mail or certified mail, postage prepaid:

          (i) if to the Company, XL Capital Ltd, One Bermudiana Road, Hamilton HM 11, Bermuda, Attention: General Counsel, Fax: 441-295-2840 or at such other address or facsimile number as may have been furnished in writing.

          (ii) if to the Subscriber, c/o Syncora Guarantee Inc., 1221 Avenue of the Americas, New York, New York 10020-1001, Fax: 212-478-3579; Attention: Susan Comparato, General Counsel; or at such other address or facsimile number as may have been furnished in writing.

Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery, if a business day and delivered during regular business hours, otherwise the first business day thereafter; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

                    (c) Survival. All representations, warranties and covenants made by the Subscriber and the Company herein shall be considered to have been relied upon by the Company or the Subscriber, as the case may be, and shall survive all deliveries to you of the Shares, or regardless of any investigation made by the Company or the Subscriber, as the case may be, or on the Company’s or the Subscriber’s behalf.

                    (d) Assignment; No Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. It is understood that the Subscriber may assign this Agreement or any of their rights or obligations hereunder to any affiliate, provided, however, that any assignment of the obligations under this Agreement shall not release the assignor from any of its obligations under this Agreement. Nothing in this Agreement shall confer upon any person not a party to this Agreement any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

                    (e) Entire Agreement. This Agreement, the Master Agreement and the Registration Rights Agreement constitute the entire understandings of the parties hereto and supersede all prior agreements or understandings with respect to the subject matter hereof among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of each of the parties hereto.

                    (f) Severability. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

                    (g) Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

Exh. 1.01(g-1)-6

                    (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

                    (i) Jurisdiction. The parties to this Agreement irrevocably submit to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement. To the fullest extent permitted by applicable law, the parties to this Agreement irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                    (j) Specific Performance. The Company and the Subscriber hereby declare that it is impossible to measure in money the damages which will accrue to the parties hereto by reason of the failure of any party hereto to perform any of its obligations set forth in this Agreement. Therefore, the Company and the Subscriber shall have the right to specific performance of such obligations, and if any party hereto shall institute any action or proceeding to enforce the provisions hereof, the Company and the Subscriber hereby waive the claim or defense that the party instituting such action or proceeding has an adequate remedy at law.

[Signature Page to Follow]

Exh. 1.01(g-1)-7

                    IN WITNESS WHEREOF, the Subscriber and the Company have caused this Agreement to be duly executed as of the date first written above.

SYNCORA GUARANTEE RE LTD.
FORMERLY KNOWN AS
XL FINANCIAL ASSURANCE LTD

By:

Name:
Title:

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

Accepted and Agreed
as of the date first written above:

XL CAPITAL LTD

By:

Name:
Title:

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

Schedule 2(d) – Non-Contravention

1. Credit Agreement among XL CAPITAL LTD, X.L. AMERICA, INC., XL INSURANCE (BERMUDA) LTD, XL RE LTD (together with XL, XLA and XLI, the “Account Parties”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the Lenders party thereto, with respect to the Credit Agreement, dated as of June 21, 2007, (as may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Account Parties, the Administrative Agent and the other institutions from time to time party thereto as Lenders.

2. Credit Agreement among XL CAPITAL LTD (“XL”), X.L. AMERICA, INC. (“XLA”), XL INSURANCE (BERMUDA) LTD (“XLI”), XL RE LTD (together with XL, XLA and XLI, the “Obligors”), JPMORGAN CHASE BANK, N.A. (as successor to Bear Stearns Corporate Lending Inc.), as administrative agent (in such capacity, the “Administrative Agent”) and the Lenders party thereto, with respect to the Credit Agreement, dated as of August 3, 2005, (as may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Obligors, the Administrative Agent and the other institutions from time to time party thereto as Lenders.

3. Credit Agreement among XL CAPITAL LTD (“XL”), X.L. AMERICA, INC. (“XLA”), XL INSURANCE (BERMUDA) LTD (“XLI”), XL RE LTD (together with XL, XLA and XLI, the “Account Parties”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the Lenders party thereto, with respect to the Credit Agreement, dated as of June 22, 2005, (as may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Account Parties, the Administrative Agent and the other institutions from time to time party thereto as Lenders.

4. Credit Agreement among XL CAPITAL LTD (“XL”) (the “Account Party”), the Guarantors (collectively, with the Account Party, the “Obligors”), and CITIBANK INTERNATIONAL PLC, as agent and trustee for the Lenders (in such capacity, the “Agent”), with respect to the Letter of Credit Facility and Reimbursement Agreement, dated November 14, 2007, (as may be amended, supplemented or otherwise modified from time to time, the “Facility Agreement”) entered into among the Obligors, the Agent and the other institutions from time to time party thereto as Lenders.

5. Note purchase agreement dated April 12, 2001 among X.L. America, Inc., XL Capital Ltd, XL Insurance Ltd, XL Re Ltd and each of the purchasers listed therein. Such notes will be defeased on the Closing Date.

EXHIBIT 1.01(g-2)

FORM OF XLCA SUBSCRIPTION AGREEMENT

Exhibit 1.01(g-2)

XL CAPITAL LTD

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of August 5, 2008, by and between XL Capital Ltd, a Cayman Islands exempted limited company (the “Company”), and Syncora Guarantee Inc. (formerly known as XL Capital Assurance Inc.), a New York insurance company (the “Subscriber”).

          WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”);

          WHEREAS, this Agreement is being entered into for the purpose of setting forth the terms, conditions and agreements between the Company and the Subscriber in connection with the Company’s issuance to the Subscriber of 5,776,621 shares (the “Shares”) of its Class A Ordinary Shares, par value $0.01 per share (“Common Stock”), pursuant to the Master Commutation, Release and Restructuring Agreement dated as of July 28, 2008 among the Company, Security Capital Assurance Ltd, XL Financial Assurance Ltd, XL Capital Assurance Inc. and the other parties thereto (the “Master Agreement”); and

          WHEREAS, on the Closing Date (as defined below), the parties hereto and Syncora Guarantee Re Ltd. (formerly known as XL Financial Assurance Ltd) will execute and deliver a Registration Rights Agreement (the “Registration Rights Agreement”), substantially in the form attached hereto as Exhibit A, pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound, the Company and the Subscriber hereby agree as follows:

          1. SUBSCRIPTION FOR SHARES; CLOSING.

                    (a) Subject to the terms and conditions herein and in reliance upon the respective representations, warranties and covenants contained herein, the Subscriber hereby subscribes for the Shares and the Company hereby agrees to issue the Shares as consideration for the Subscriber and certain of its affiliates entering into the Master Agreement and related transactions contemplated thereby, as set forth therein.

                    (b) The issuance of the Shares shall be effected on the Closing Date (defined below) by the Company executing and delivering to the Subscriber, duly registered in its name, a duly executed stock certificate evidencing the Shares being purchased by it. The closing of the purchase and sale of the Shares pursuant to this Section 1(b) will take place at the time and location set forth for the closing in Section 2.07 of the Master Agreement or at such other time

Exh. 1.01(g-2)-1

and location as the Company and the Subscriber shall otherwise mutually agree (the “Closing Date”).

          2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                    The Company represents and warrants, as of the date hereof and as of the Closing Date, that:

                    (a) Incorporation and Good Standing. The Company is duly organized, validly existing and in good standing under the laws of the Cayman Islands and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted.

                    (b) Authorization. The board of directors of the Company (the “Board”) has authorized the execution, delivery and performance of this Agreement and the transactions contemplated hereby and the Company has the requisite power, authority and legal capacity to execute, deliver and perform this Agreement and the transactions contemplated hereby. No other corporate action is necessary to authorize such execution, delivery and performance, and upon such execution and delivery by the Company, this Agreement shall constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be (i) limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditor’s rights, or (ii) subject to general principles of equity. The Board has authorized the issuance and delivery of the Shares in accordance with this Agreement.

                    (c) Authorization of Shares. The Shares to be issued and sold by the Company pursuant to this Agreement, when issued and paid for in accordance with the provisions hereof, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock free and clear of all liens and the issuance of the Shares will not be subject to any preemptive or similar rights.

                    (d) Non-Contravention. Except as set forth on Schedule 2(d) and except with respect to any filings made in connection with exemptions from registration under state or federal securities laws, the creation, authorization, issuance, offer and sale of the Shares do not require any consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company or the vote, consent or approval in any manner of the holders of any security of the Company as a condition to the execution and delivery of this Agreement or the creation, authorization, issuance, offer and sale of the Shares. Except as set forth on Schedule 2(d), the execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder will not violate (i) the terms and conditions of the Memorandum and Articles of Association of the Company, or any material agreement to which the Company is a party or by which it is bound or (ii) subject to the accuracy of the Subscriber’s representations and warranties contained in Section 3 hereof, any federal or state securities law.

                    (e) No General Solicitation. The Company has not engaged in a general solicitation of the public for sale of the Shares in violation of the Securities Act, and the offering and sale of the Shares are exempt from registration under the Securities Act.

Exh. 1.01(g-2)-2

                    (f) Capitalization. As of December 31, 2007, the Company had the authorized capitalization as set forth in the Company’s Annual Report on Form 10-K for its most recent fiscal year, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and were issued in compliance with federal and state securities laws. The Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from the NYSE to the effect that the Company is not in compliance with its listing or maintenance requirements.

                    (g) No Integration. There has been no sale, offer for sale, solicitation of an offer to buy or negotiation by the Company or any of its subsidiaries in respect of any security that would be integrated with the Shares issued pursuant to this Agreement in a manner that would require the registration of the Shares under the Securities Act.

                    (h) Listing. The Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 and prior to the Closing Date, the Shares will be approved for listing on the NYSE, subject to official notice of issuance.

                    (i) No Registration. Assuming the accuracy of the representations and warranties of the Subscriber contained in Section 3 and its compliance with the agreements set forth herein, it is not necessary, in connection with the issuance and sale of the Shares to the Subscriber in the manner contemplated by this Agreement, to register the Shares under the Securities Act.

          3. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER.

                    The Subscriber represents and warrants, as of the date hereof and as of the Closing Date, that:

                    (a) Investment Purpose. The Subscriber is obtaining the Shares for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to the Subscriber’s right, subject to the provisions of this Agreement (including, without limitation, Section 5), to sell or otherwise dispose of all or any part of the Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities or “blue sky” laws. The Subscriber understands that it may bear the economic risk of this investment indefinitely.

                    (b) Institutional Accredited Investor Status. The Subscriber was at the time it was first offered the Shares, and at the date hereof is, an institutional “accredited investor” as defined in Rule 501(a) under the Securities Act.

                    (c) Reliance on Exemptions. The Subscriber understands that the Shares are being offered and issued to it in reliance upon specific exemptions from the registration

Exh. 1.01(g-2)-3

requirements of United States federal and state securities or “blue sky” laws, including Section 4(2) of the Securities Act and that the Company is relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Shares.

                    (d) Knowledge. The Subscriber has, either alone or together with its representatives, such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the ownership of the Shares, and has so evaluated the merits and risks of such investment. The Subscriber understands that ownership of the Shares involves a high degree of risk, is able to bear the economic risk of ownership of the Shares and, at the present time, is able to afford a complete loss with respect to such ownership.

                    (e) Access to Information. The Subscriber acknowledges that it has access to and has reviewed the Company’s disclosures about its Common Stock made in its filings with the SEC including the Company’s Annual Report on Form 10-K for its latest fiscal year, the Company’s Quarterly Report on Form 10-Q for its latest fiscal quarter, and any Current Report on Form 8-K filed by the Company since the date of such Quarterly Report on Form 10-Q and has access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects contained in the Company’s public filings with the SEC, and acknowledges that such information is sufficient to enable it to evaluate its investment.

                    (f) No Reliance. In connection with its acceptance of the Shares, the Subscriber has not relied upon any representations made by, or other information (whether oral or written) furnished by or on behalf of, the Company other than as set forth in this Agreement, the Master Agreement or any Ancillary Agreements (as defined in the Master Agreement).

                    (g) No General Solicitation. The Subscriber acknowledges that the Shares were offered and will be issued to the Subscriber without any general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                    (h) No Advice Provided. The Subscriber understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Subscriber in connection with the issuance of the Shares constitutes legal, tax or investment advice. The Subscriber has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its receipt of the Shares.

                    (i) Authorization; Enforceability. This Agreement has been duly and validly authorized by the Subscriber. This Agreement has been duly executed and delivered on behalf of the Subscriber, and constitutes the valid and binding agreement of the Subscriber enforceable in accordance with their terms, subject, in each case, to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors’ rights and subject

Exh. 1.01(g-2)-4

to a court’s discretionary authority with respect to the granting of specific performance or other equitable remedies.

                    (j) No Conflicts. The execution and performance of this Agreement does not conflict with any agreement to which the Subscriber is a party or is bound thereby, any court order or judgment addressed to the Subscriber, or the constituent documents of the Subscriber.

          4. TRANSFER RESTRICTIONS

                    (a) Restrictions. The Subscriber recognizes and agrees that (i) the Shares will be subject to a Holding Period (as defined in the Registration Rights Agreement) and other restrictions on transferability pursuant to this Agreement and the Registration Rights Agreement and (ii) as a result of the foregoing, the marketability of the Shares will be severely limited. The Subscriber agrees that it will not Transfer (as such term is defined in the Registration Rights Agreement) the Shares in any manner that will violate such restrictions under this Agreement, the Registration Rights Agreement, the Securities Act or any state securities laws, the rules and regulations of the SEC or any other state or municipality having jurisdiction thereof.

                    (b) Legends. The Subscriber understands and agrees that the Shares will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against the transfer of the certificates for the Shares).

THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO DISTRIBUTION AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR UNDER STATE SECURITIES LAWS. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF CLAUSE (B), IF REQUESTED BY THE ISSUER, UNLESS THE ISSUER RECEIVES AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS. THIS SECURITY IS ALSO SUBJECT TO SIGNIFICANT RESTRICTIONS ON TRANSFER (WHICH INCLUDES A RIGHT OF FIRST OFFER) PURSUANT TO THE TERMS OF A REGISTRATION RIGHTS AGREEMENT AMONG THE ISSUER, THE HOLDER AND SYNCORA GUARANTEE RE LTD. (FORMERLY KNOWN AS XL FINANCIAL ASSURANCE LTD) DATED AUGUST 5, 2008 AND MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH SUCH AGREEMENT.

          5. MISCELLANEOUS

                    (a) Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

Exh. 1.01(g-2)-5

                    (b) Notices. All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered mail or certified mail, postage prepaid:

          (i) if to the Company, XL Capital Ltd, One Bermudiana Road, Hamilton HM 11, Bermuda, Attention: General Counsel, Fax: 441-295-2840 or at such other address or facsimile number as may have been furnished in writing.

          (ii) if to the Subscriber, Syncora Guarantee Inc., 1221 Avenue of the Americas, New York, New York 10020-1001, Fax: 212-478-3579; Attention: Susan Comparato, General Counsel; or at such other address or facsimile number as may have been furnished in writing.

Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery, if a business day and delivered during regular business hours, otherwise the first business day thereafter; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

                    (c) Survival. All representations, warranties and covenants made by the Subscriber and the Company herein shall be considered to have been relied upon by the Company or the Subscriber, as the case may be, and shall survive all deliveries to you of the Shares, or regardless of any investigation made by the Company or the Subscriber, as the case may be, or on the Company’s or the Subscriber’s behalf.

                    (d) Assignment; No Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. It is understood that the Subscriber may assign this Agreement or any of their rights or obligations hereunder to any affiliate, provided, however, that any assignment of the obligations under this Agreement shall not release the assignor from any of its obligations under this Agreement. Nothing in this Agreement shall confer upon any person not a party to this Agreement any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

                    (e) Entire Agreement. This Agreement, the Master Agreement and the Registration Rights Agreement constitute the entire understandings of the parties hereto and supersede all prior agreements or understandings with respect to the subject matter hereof among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of each of the parties hereto.

                    (f) Severability. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

                    (g) Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

Exh. 1.01(g-2)-6

                    (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

                     (i) Jurisdiction. The parties to this Agreement irrevocably submit to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement. To the fullest extent permitted by applicable law, the parties to this Agreement irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                    (j) Specific Performance. The Company and the Subscriber hereby declare that it is impossible to measure in money the damages which will accrue to the parties hereto by reason of the failure of any party hereto to perform any of its obligations set forth in this Agreement. Therefore, the Company and the Subscriber shall have the right to specific performance of such obligations, and if any party hereto shall institute any action or proceeding to enforce the provisions hereof, the Company and the Subscriber hereby waive the claim or defense that the party instituting such action or proceeding has an adequate remedy at law.

[Signature Page to Follow]

Exh. 1.01(g-2)-7

                    IN WITNESS WHEREOF, the Subscriber and the Company have caused this Agreement to be duly executed as of the date first written above.

SYNCORA GUARANTEE INC.
FORMERLY KNOWN AS
XL CAPITAL ASSURANCE INC.

By:

Name:
Title:

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

Accepted and Agreed
as of the date first written above:

XL CAPITAL LTD

By:

Name:
Title:

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

Schedule 2(d) – Non-Contravention

1. Credit Agreement among XL CAPITAL LTD, X.L. AMERICA, INC., XL INSURANCE (BERMUDA) LTD, XL RE LTD (together with XL, XLA and XLI, the “Account Parties”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the Lenders party thereto, with respect to the Credit Agreement, dated as of June 21, 2007, (as may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Account Parties, the Administrative Agent and the other institutions from time to time party thereto as Lenders.

2. Credit Agreement among XL CAPITAL LTD (“XL”), X.L. AMERICA, INC. (“XLA”), XL INSURANCE (BERMUDA) LTD (“XLI”), XL RE LTD (together with XL, XLA and XLI, the “Obligors”), JPMORGAN CHASE BANK, N.A. (as successor to Bear Stearns Corporate Lending Inc.), as administrative agent (in such capacity, the “Administrative Agent”) and the Lenders party thereto, with respect to the Credit Agreement, dated as of August 3, 2005, (as may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Obligors, the Administrative Agent and the other institutions from time to time party thereto as Lenders.

3. Credit Agreement among XL CAPITAL LTD (“XL”), X.L. AMERICA, INC. (“XLA”), XL INSURANCE (BERMUDA) LTD (“XLI”), XL RE LTD (together with XL, XLA and XLI, the “Account Parties”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the Lenders party thereto, with respect to the Credit Agreement, dated as of June 22, 2005, (as may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Account Parties, the Administrative Agent and the other institutions from time to time party thereto as Lenders.

4. Credit Agreement among XL CAPITAL LTD (“XL”) (the “Account Party”), the Guarantors (collectively, with the Account Party, the “Obligors”), and CITIBANK INTERNATIONAL PLC, as agent and trustee for the Lenders (in such capacity, the “Agent”), with respect to the Letter of Credit Facility and Reimbursement Agreement, dated November 14, 2007, (as may be amended, supplemented or otherwise modified from time to time, the “Facility Agreement”) entered into among the Obligors, the Agent and the other institutions from time to time party thereto as Lenders.

5. Note purchase agreement dated April 12, 2001 among X.L. America, Inc., XL Capital Ltd, XL Insurance Ltd, XL Re Ltd and each of the purchasers listed therein. Such notes will be defeased on the Closing Date.

EXHIBIT 1.01(h-1)

XL STOCK RESALE AND REGISTRATION RIGHTS AGREEMENT

[Intentionally omitted—superseded by
the Amended and Restated Registration Rights Agreement
dated as of August 5, 2008]

Exhibit 1.01(h-1)

SCHEDULE 2.01-1

COMMUTED REINSURANCE AGREEMENTS

Part I

Agreement	Commutation Amount (pursuant to applicable commutation agreement)

2001 Facultative Quota Share Treaty	$25,000,000
Excess of Loss Agreement	$100,000,000
Adverse Development Cover	$65,300,000
Facultative Master Certificate	5,776,621 of XL’s Class A Ordinary Shares

Part II

Agreement	Portion of Commutation Amount Under Quota Share Treaty Commutation Agreement Paid By The XL Parties	Total Commutation Amount Under Quota Share Treaty

Quota Share Treaty	$1,584,700,000, plus 2,223,379 of XL’s Class A Ordinary Shares received by XLFA from XL as part of the consideration for commuting, terminating or settling the Quota Share Treaty	$3,926,000,000

Sch. 2.01-1-1

SCHEDULE 2.06(a-1)

SCA PARTIES RECEIVING A PORTION OF THE CASH CONSIDERATION AMOUNT

Allocation of Cash Proceeds

Total cash received by XLFA:	$1,768,000,000

Transfer instructions for remitting funds to XLFA:
[Intentionally omitted]

Please send email/fax containing details of the transfer to:
[Intentionally omitted]

Rebecca O’Connell (VP & Assistant Treasurer) at SCA
Phone: (212) 478-3629
Fax: (212) 478-3587
E-mail: rebecca.oconnell@scafg.com

Total cash received by XLCA:	$7,000,000

Transfer instructions for remitting funds to XLCA:
[Intentionally omitted]

Please send email/fax containing details of the transfer to:
[Intentionally omitted]

Rebecca O’Connell (VP & Assistant Treasurer) at SCA
Phone: (212) 478-3629
Fax: (212) 478-3587
E-mail: rebecca.oconnell@scafg.com

Sch. 2.06(a-1)-1

SCHEDULE 2.06(b-1)

SCA PARTIES RECEIVING A PORTION OF THE STOCK CONSIDERATION

XLFA:	2,223,379 shares of XL’s Class A Ordinary Shares, par value $0.01 per share

XLCA:	5,776,621 shares of XL’s Class A Ordinary Shares, par value $0.01 per share

Sch. 2.06(b-1)-1

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

by and among

XL Capital Ltd.,

Syncora Guarantee Re Ltd.

and

Syncora Guarantee Inc.

Dated as of August 5, 2008

EXECUTION COPY

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                    AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of August 5, 2008, by and between XL Capital Ltd., an exempted limited company incorporated under the laws of the Cayman Islands (the “Company”), Syncora Guarantee Re Ltd. (formerly known as, XL Financial Assurance Ltd., a company domiciled in Bermuda) (“XLFA”) and Syncora Guarantee Inc. (formerly known as, XL Capital Assurance Inc., a New York insurance company) (“XLCA”).

                    WHEREAS, the Company, XLFA and XLCA are parties to that certain Master Commutation, Release and Restructuring Agreement, dated as of July 28, 2008, by and among Syncora Holdings Ltd (formerly known as Security Capital Assurance Ltd), XLFA, XLCA, the Company and the other parties thereto (the “Master Transaction Agreement”);

                    WHEREAS, the Closing (as defined in the Master Transaction Agreement) has occurred; and

                    WHEREAS, the Company, XLFA and XLCA previously entered into a Registration Rights Agreement, dated as of August 5, 2008 (the “Registration Rights Agreement”); and

                    WHEREAS, the Company, XLFA and XLCA now wish to amend and restate in its entirety the Registration Rights Agreement;

                    NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth (and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the Company), the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS; HOLDING PERIOD AND RIGHT OF FIRST REFUSAL

          Section 1.1 Certain Defined Terms. As used herein, the following terms shall have the following meanings:

          “Action” means any legal, administrative, regulatory or other suit, action, claim, audit, assessment, arbitration or other proceeding, investigation or inquiry.

          “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person. For purposes of this definition, “control” (including its correlative meanings, “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          “Agreement” means this Amended and Restated Registration Rights Agreement as it may be amended, supplemented, restated or modified from time to time.

          “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act. The term “Beneficially Own” shall have a correlative meaning.

          “Business Day” means any day, other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated to close.

          “Class A Ordinary Shares” means the Class A Ordinary Shares, par value $0.01 per share, of the Company.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder.

          “Form S-3” means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          “Governmental Entity” shall mean any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign and any applicable industry self-regulatory organization.

          “Holders” means XLFA, XLCA and the Permitted Transferees that hold Registrable Securities from time to time (and “Holder” means any of such Persons).

          “Holders’ Representative” means XLFA or any other Holder designated in writing by XLFA and XLCA as the Holders’ Representative.

          “Holding Period” means the period from the date of this Agreement until the six-month anniversary of this Agreement.

          “Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

          “Law” means any statute, law, code, ordinance, rule or regulation of any Governmental Entity.

          “Other Securities” means Class A Ordinary Shares other than Registrable Securities.

          “Permitted Transferee” has the meaning set forth in Section 3.6.

          “Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any group (within

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the meaning of Section 13(d)(3) of the Exchange Act) comprised of two or more of the foregoing.

          “Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, any Issuer Free Writing Prospectus related thereto, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

          “Registrable Securities” means (a) all 8,000,000 Class A Ordinary Shares issued to XLFA and XLCA as of the date of this Agreement, and (b) any securities issued directly or indirectly with respect to such shares described in clause (a) because of stock splits, stock dividends, reclassifications, recapitalizations, mergers, consolidations, or similar events. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (ii) such securities shall have been disposed of pursuant to Rule 144 or (iii) such securities are at such time eligible to be sold to the public without volume limitations pursuant to Rule 144, it being understood that in the event that such securities cease to be eligible to be sold to the public without volume limitations pursuant to Rule 144, then subject to clauses (i) and (ii) above such securities will again be Registrable Securities hereunder until such time as such securities are eligible to be sold to the public without volume limitations pursuant to Rule 144, and it being further agreed and understood that if such securities are at such time ineligible to be sold without volume limitations under Rule 144 because the Company does not satisfy the condition set forth in Rule 144(c)(1) and such ineligibility is due solely to the failure of Syncora Holdings Ltd after the date hereof to file with the SEC in a timely manner its Annual Report on Form 10-K under the Exchange Act, then until such time as such Annual Report on Form 10-K is filed by Syncora Holdings Ltd with the SEC such securities shall not be deemed to be Registrable Securities and the Company’s obligations under Sections 2.1, 2.2, 2.3, 2.4 and 2.7 hereof with respect to such securities shall be suspended during such period.

          “Registration Statement” means any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          “Rule 144” means Rule 144 under the Securities Act (or any successor provision).

          “SEC” means the United States Securities and Exchange Commission.

3

          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder.

          “Selling Holder” means each Holder of Registrable Securities included in a registration pursuant to Article II.

          “Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC on either (a) Form S-3 or (b) if the Company is not permitted to file a Registration Statement on Form S-3, a Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act covering Registrable Securities. To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act), a “Shelf Registration Statement” shall be deemed to refer to an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) on Form S-3.

          A “Subsidiary” of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which is owned directly or indirectly by such first person).

          “Transfer” means, with respect to a given security, any transaction whereby a given Person (a) offers, pledges, sells, contract to sells, sells any option or contract to purchase, purchases any option or contract to sell, grants any option, right or warrant to purchase, lends, or otherwise transfers or disposes of, directly or indirectly, such given security or any securities convertible into or exercisable or exchangeable for any or all of such given security or (b) enters into any swap or any other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any or all of the given security, whether any such transaction described in clause (a) or (b) is to be settled by delivery of any or all of the given security or any other securities, in cash or otherwise.

          Section 1.2 Terms Generally. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, unless the context expressly provides otherwise. All references herein to Articles, Sections, paragraphs, subparagraphs, clauses or Exhibits shall be deemed references to Articles, Sections, paragraphs, subparagraphs or clauses of, or Exhibits to, this Agreement, unless the context requires otherwise. Unless otherwise expressly defined, terms defined in this Agreement have the same meanings when used in any Exhibit hereto. Unless otherwise specified, the words “this Agreement”, “herein”, “hereof”, “hereto” and “hereunder” and other words of similar import refer to this Agreement as a whole (including the Exhibits) and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. Unless expressly stated otherwise, any Law defined or referred to herein means such Law as from time to time amended, modified or supplemented, including by

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succession of comparable successor Laws and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          Section 1.3 Holding Period.

                    (a) The Holders agree that until the end of the Holding Period, they will not Transfer any of the Registrable Securities to any Person other than a Permitted Transferee.

                    (b) The Holders further agree that they will not publicly disclose the intention to make any Transfer referred to in Section 1.3(a) above prior to the end of the Holding Period. In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer that would constitute a violation or breach of this Agreement.

          Section 1.4 Right of First Offer.

                    (a) Offering Notice. Prior to exercising any rights under Article II or otherwise effecting any Transfer of any Class A Ordinary Shares, any Holder who desires to Transfer any number of Class A Ordinary Shares (such Holder being, a “Transferring Party”) shall first offer to the Company the option to purchase from such Holder such number of the Class A Ordinary Shares that such Holder desires to Transfer by giving written notice (the “Offering Notice”) to the Company stating the number of Class A Ordinary Shares that such Holder proposes to sell (the “Offered Stock”) and the proposed purchase price per share to be paid for such Class A Ordinary Shares (the “Offer Price”). An Offering Notice shall constitute an irrevocable offer from the Holder to the Company to sell to the Company the Offered Stock on the terms and conditions set forth in the Offering Notice for an amount of cash consideration per share equal to the Offer Price, and such irrevocable offer, if not accepted by the Company prior to the expiration of the Election Period (as defined below) in accordance with Section 1.4(b), shall expire at the expiration of the Election Period.

                    (b) Company Option. The Company shall be entitled to irrevocably commit to purchase all of the Offered Stock upon the terms and conditions and for the cash consideration per share equal to the Offer Price, by giving written notice of such election to the Transferring Party (the “Election Notice”), no later than 5 p.m. (New York time) on the fifth Business Day after the date on which the Offering Notice has been given to the Company (the “Election Period”).

                    (c) Permitted Transfer.

          (i) If the Company does not elect to irrevocably commit to purchase all of the Offered Stock prior to the expiration of the Election Period as set forth in Section 1.4(b), then the Transferring Party may Transfer all, but not less than all, of the Offered Stock to any Person at a price no less than the Offering Price and on terms and conditions no more favorable to the transferee than those specified in the Offering Notice for a period of up to thirty-five (35) days from the expiration of the Election Period including, if such Class A Ordinary Shares are at such time Registrable Securities, pursuant to Article II. The

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Offered Stock so Transferred to any Person within such period shall cease to be subject to the provisions of this Section 1.4, and any Offered Stock not so Transferred within such period shall continue to be subject to the provisions of this Section 1.4 in connection with any subsequent proposed Transfer.

          (ii) If the Company elects to purchase all of the Offered Stock, then the closing of the purchase of such Offered Stock from such Transferring Party shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York, or at such other location as shall be mutually agreed, at a mutually agreed upon time on a mutually agreed upon Business Day during the 10 day period immediately following the date on which the Election Notice was delivered to the Transferring Party or at such other time and place as the parties to the transaction may agree. At such closing, (x) the Transferring Party will deliver stock certificates evidencing the Offered Stock duly endorsed in blank (or accompanied by duly executed stock powers in blank) and such other instruments as the Company may reasonably require to consummate the purchase of such Offered Stock, (y) the Company shall deliver an amount equal to the product of (1) the Offered Stock and (2) the Offering Price, by wire transfer in immediately available funds to a bank account or bank accounts designated by the Transferring Party in writing to the Company at least two days prior to such closing.

                    (d) Failure to Elect. The failure of the Company to give any written notice specified in this Section 1.4 within the time period specified herein shall be deemed to be a waiver of its rights under this Section 1.4 to purchase the Offered Stock pursuant to such Offering Notice (but not any subsequent Offering Notice).

                    (e) Transfer to Permitted Transferee. Notwithstanding the foregoing, it is agreed and understood that the provisions of this Section 1.4 shall not apply to any Transfer of Class A Ordinary Shares to a Permitted Transferee in accordance with Section 3.6.

ARTICLE II
REGISTRATION RIGHTS

          Section 2.1 Demand Registrations. (a) Subject to Section 2.1(h), at any time and from time to time following the last day of the Holding Period, the Holders’ Representative shall have the right by delivering a written notice to the Company (a “Demand Notice”) to require the Company to, pursuant to the terms of this Agreement, register under and in accordance with the provisions of the Securities Act the number of Registrable Securities Beneficially Owned by Holders and requested by such Demand Notice to be so registered (a “Demand Registration”); provided, however, that a Demand Notice may only be made if the amount of Registrable Securities requested to be registered is reasonably expected to generate aggregate gross proceeds on sale (prior to deducting underwriting discounts and commissions and offering expenses) of at least $35 million. A Demand Notice shall also specify the expected method or methods of disposition of the applicable Registrable Securities. Following receipt of a Demand Notice, the Company shall use its reasonable best efforts to file, as promptly as reasonably practicable, but not later than, 60 days with respect to any underwritten offering, or 30 days with respect to any other offering, after receipt by the Company of such Demand Notice (subject to paragraph (e) of

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this Section 2.1) (provided, however, that with respect to a Demand Notice delivered to the Company following the Company’s failure or decline to exercise its option to purchase the Offered Stock pursuant to Section 1.4(b), such 60 or 30 day period, as applicable, shall commence from the date on which the Offering Notice was delivered to the Company), a Registration Statement relating to the offer and sale of the Registrable Securities requested to be included therein by the Holders thereof in accordance with the methods of distribution elected by such Holders (a “Demand Registration Statement”) and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

                    (b) If any of the Registrable Securities to be registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter(s) of such underwritten offering advise the Company and Holders in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with any Other Securities proposed to be included by holders thereof which are entitled to include securities in such Registration Statement, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all such Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

          (i) first, the Registrable Securities for which inclusion in such demand offering was requested by the Holders, pro rata (if applicable), based on the number of Registrable Securities Beneficially Owned by each such Holder; and

(ii) second, among any holders of Other Securities, pro rata, based on the number of Other Securities Beneficially Owned by each such holder.

                    (c) The Holders collectively shall be entitled to request no more than two Demand Registrations pursuant to this Section 2.1; provided, that in no event shall the Company be required to effect more than one Demand Registration in any three month period.

                    (d) In the event of a Demand Registration, the Company shall use its reasonable best efforts to maintain the continuous effectiveness of the applicable Registration Statement for a period of at least 180 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold. For the avoidance of doubt, the foregoing sentence is not intended to limit the obligation of the Company to maintain the continuous effectiveness of the Short-Form Registration contemplated by Section 2.2 as required by Section 2.2.

                    (e) The Company shall be entitled to postpone (but not more than once in any six-month period), for a reasonable period of time, together with any postponement under Section 2.2(c), not in excess of 60 days (and not for periods exceeding, in the aggregate, 90 days during any twelve-month period), the filing or initial effectiveness of, or suspend the use of, a

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Demand Registration Statement if the Company delivers to the Holders’ Representative a certificate signed by both the Chief Executive Officer and Chief Financial Officer of the Company certifying that, in their good faith judgment, such registration, offering or use would reasonably be expected to materially adversely affect or materially interfere with any bona fide and imminent material financing of the Company or any imminent material transaction under consideration by the Company or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially adversely affect the Company. The Company shall have no obligation to include in any such certificate any reference to or description of the facts based upon which the Company is delivering such certificate. If the Company so postpones the filing of a Registration Statement, the Holders’ Representative will have the right to withdraw the request for registration by giving written notice to the Company within ten days of the anticipated termination date of the postponement period, as provided in the notice delivered to the Holders’ Representative and such withdrawn registration will not count as a Demand Registration.

                    (f) The Holders’ Representative shall have the right to notify the Company that it has determined that the Registration Statement relating to a Demand Registration be abandoned or withdrawn, in which event the Company shall promptly abandon or withdraw such Registration Statement.

                    (g) No request for registration will count for the purposes of the limitations in Section 2.1(c) if: (A) the Holders’ Representative determines in good faith to withdraw the proposed registration prior to the effectiveness of the Registration Statement relating to such request due to marketing conditions or regulatory reasons relating to the Company, (B) the Registration Statement relating to such request is not declared effective within 60 days of the date such Registration Statement is first filed with the SEC (other than solely by reason of the applicable Holders having refused to proceed), (C) the Registration Statement is not maintained effective for the period required pursuant to this Section 2.1(d), (D) prior to the sale of at least 90% of the Registrable Securities included in the applicable registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the SEC or other Governmental Entity or court, (E) more than 10% of the Registrable Securities requested by the Holders to be included in the registration are not so included pursuant to Section 2.1(b), or (F) the conditions to closing specified in any underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a default or breach thereunder by the applicable Holders). Notwithstanding anything to the contrary, the Company will pay all expenses (in accordance with Section 2.9) in connection with any request for registration pursuant to this Agreement regardless of whether or not such request counts toward the limitation set forth above.

                    (h) Notwithstanding anything else to the contrary in this Section 2.1, if, prior to any request for registration pursuant to this Section 2.1, (i) the Company shall have filed a Shelf Registration Statement covering all of the Registrable Securities, (ii) the plan of distribution set forth in such Shelf Registration Statement includes underwritten offerings and (iii) the Shelf Registration Statement is effective when the Holders’ Representative would otherwise make a request for registration under this Section 2.1, the Company shall not be required to separately register any Registrable Securities in response to such request, and such request shall be deemed to be a request that the Company cooperate in effecting a Takedown (as

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defined below) of the Registrable Securities pursuant to such Shelf Registration Statement. The Company may also register Other Securities on any such Shelf Registration Statement.

          Section 2.2 Shelf Registration. (a) Subject to the second to last sentence of this Section 2.2(a), within 5 days following the end of the Holding Period, the Company shall file with the SEC a Shelf Registration Statement providing for the registration and sale of all of the Registrable Securities by the Holders and shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable thereafter. Notwithstanding the foregoing, the Company shall have no obligation to file, or keep effective a Shelf Registration if all Class A Ordinary Shares held by the Holders are no longer Registrable Securities. In the event that Class A Ordinary Shares which are no longer Registrable Securities (other than pursuant to clause (i) or (ii) of the definition of Registrable Securities) become Registrable Securities, the Company shall file or update a Shelf Registration Statement with respect to such Registrable Securities within five Business Days of receiving notification of such event and use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable thereafter.

                    (b) The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by Holders until the earlier of the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) (such period of effectiveness, the “Shelf Period”). Subject to Section 2.2(c), the Company shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable Law. The Company shall use its reasonable best efforts to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) and to not become an ineligible issuer (as defined in Rule 405 under the Securities Act) during the Shelf Period.

                    (c) The Company shall be entitled to postpone (but not more than once in any six-month period), for a reasonable period of time, together with any postponement under Section 2.1(e), not in excess of 60 days (and not for periods exceeding, in the aggregate, 90 days during any twelve-month period), the filing or initial effectiveness of, or suspend the use of, a Shelf Registration Statement if the Company delivers to the Holders’ Representative a certificate signed by both the Chief Executive Officer and Chief Financial Officer of the Company certifying that, in their good faith judgment, such registration, offering or use would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially adversely affect the Company. The Company shall have no obligation to include in any such certificate any

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reference to or description of the facts based upon which the Company is delivering such certificate.

                    (d) Upon a written request from any Holder (an “Initiating Holder”) to effect an offering under the Shelf Registration Statement (a “Takedown”), the Company will, as soon as practicable, (x) deliver a written notice relating to the proposed Takedown to all other Holders and (y) promptly (and in any event not later than twenty days after receiving such Initiating Holder’s request) supplement the Prospectus included in the Shelf Registration Statement as would permit or facilitate the sale and distribution of all or such portion of such Initiating Holder’s Registrable Securities as are specified in such request together with the Registrable Securities requested to be included in such Takedown by any other Holders who notify the Company in writing within ten business days after receipt of such written notice from the Company. If the Company and/or the holders of any Other Securities request inclusion of Other Securities in a Takedown, such Other Securities shall be included in the Takedown if, and only if, inclusion of such Other Securities would not be reasonably likely to delay in any material respect the timely effectuation of the Takedown or the sale of Registrable Securities pursuant to the Takedown. In the case of a request for or effectuation of a Takedown, all references in this Agreement to the effective date of a Registration Statement shall be deemed to refer to the date of pricing of such Takedown and all references to registration shall be deemed to refer to the Takedown.

                    (e) If any of the Registrable Securities to be sold pursuant to a Shelf Registration Statement are to be sold in a firm commitment underwritten offering, and the managing underwriter(s) of such underwritten offering advise the Holders in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with any Other Securities proposed to be included by holders thereof which are entitled to include securities in such Registration Statement, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all such Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

          (i) first, the Registrable Securities for which inclusion in such underwritten offering requested by the Holders, pro rata (if applicable), based on the number of Registrable Securities Beneficially Owned by each such Holder; and

(ii) second, among any holders of Other Securities, pro rata, based on the number of Other Securities Beneficially Owned by each such holder of Other Securities.

          Section 2.3 Piggyback Registrations. (a) If, other than pursuant to Section 2.1 or Section 2.2, the Company proposes or is required to file a registration statement under the Securities Act with respect to an offering of Class A Ordinary Shares, whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto, (ii) filed solely in connection with any employee benefit or dividend reinvestment

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plan, or (iii) so long as a Shelf Registration Statement is effective and available pursuant to Section 2.2 hereof, filed solely in connection with the issuance or resale of Class A Ordinary Shares issuable upon conversion, exercise or exchange of any securities of the Company or any of its Subsidiaries, where such convertible, exercisable or exchangeable securities were issued in, or as part of, a financing transaction), in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, then the Company shall give prompt written notice of such proposed filing at least 30 days before the anticipated filing date (the “Piggyback Notice”) to the Holders. The Piggyback Notice shall offer the Holders the opportunity to include in such registration statement the number of Registrable Securities as they may request (a “Piggyback Registration”). Subject to Section 2.3(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after notice has been given to the Holders, to permit the distribution of such Registrable Securities in accordance with the methods of distribution elected by such Holders. The Holders shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time at least two Business Days prior to the effective date of the Registration Statement relating to such Piggyback Registration. The Company shall use its reasonable best efforts to maintain the effectiveness of the Registration Statement for a Piggyback Registration for a period of at least 180 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold. No Piggyback Registration shall count towards registrations required under Section 2.1.

                    (b) If any of the securities to be registered pursuant to the registration giving rise to the Holders’ rights under this Section 2.3 are to be sold in an underwritten offering, the Holders shall be permitted to include all Registrable Securities requested to be included in such registration in such offering on the same terms and conditions as any Other Securities included therein; provided, however, that if such offering involves a firm commitment underwritten offering and the managing underwriter(s) of such underwritten offering advise the Company in writing that it is their good faith opinion that the total amount of Registrable Securities requested to be so included, together with all Other Securities that the Company and any other Persons having rights to participate in such registration intend to include in such offering, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

(i) first, all Other Securities being sold by the Company for its own account or by any Person (other than a Holder) exercising a contractual right to demand registration;

(ii) second, all Registrable Securities requested to be included by the Holders, pro rata (if applicable), based on the number of Registrable Securities Beneficially Owned by each such Holder; and

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(iii) third, among any other holders of Other Securities requesting such registration, pro rata, based on the number of Other Securities Beneficially Owned by each such holder of Other Securities.

          Section 2.4 Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Article II, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as possible (to the extent applicable, in the case of a Takedown):

                    (a) Prepare and file with the SEC a Registration Statement or Registration Statements on such form which shall be available for the sale of the Registrable Securities by the Holders or the Company in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (excluding documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the Selling Holders, their counsel and the managing underwriter(s), if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors. The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto (excluding such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) with respect to any registration pursuant to Section 2.1, 2.2 or 2.3 to which any Holder (if such Registration Statement includes Registrable Securities of such Holder), its counsel, or the managing underwriter(s), if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable Law.

                    (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement, and cause the related Prospectus to be supplemented by any Prospectus supplement or Issuer Free Writing Prospectus as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act.

                    (c) Notify each Selling Holder and the managing underwriter(s), if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement, Issuer Free Writing Prospectus or post-effective

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amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Governmental Entity for amendments or supplements to a Registration Statement or related Prospectus or Issuer Free Writing Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement contemplated by Section 2.4(o) below) cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference or any Issuer Free Writing Prospectus related thereto untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus, documents or Issuer Free Writing Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of any Prospectus or Issuer Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (d) Use its reasonable best efforts to avoid the issuance of any order suspending the effectiveness of a Registration Statement or any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, or, if issued, to obtain the withdrawal or lifting of any such order or suspension at the reasonably earliest practicable date.

                    (e) If requested by the managing underwriter(s), if any, or the Holders of a majority of the Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement, post-effective amendment or Issuer Free Writing Prospectus such information as the managing underwriter(s), if any, or such Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement, such post-effective amendment or Issuer Free Writing Prospectus as soon as reasonably practicable after the Company has received such request.

                    (f) Furnish or make available to each Selling Holder, and each managing underwriter, if any, without charge, such number of conformed copies of the Registration Statement and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such Holder, counsel or managing underwriter(s)), and such other documents, as such Holders or such managing underwriter(s) may reasonably request, and upon request a copy of any and all transmittal letters or other correspondence to or received from, the SEC or any other Governmental Entity relating to such offering.

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                    (g) Deliver to each Selling Holder, and the managing underwriter(s), if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus and any Issuer Free Writing Prospectus related to any such Prospectuses) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Securities; and the Company, subject to Section 2.5(b), hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Selling Holders and the managing underwriter(s), if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

                    (h) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Selling Holders, the managing underwriter(s), if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as any Selling Holder or managing underwriter(s) reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Selling Holders to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) subject itself to material taxation in any such jurisdiction where it is not then so subject, or (iii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

                    (i) Cooperate with the Selling Holders and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each Selling Holder that the Registrable Securities represented by the certificates so delivered by such Selling Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or the Selling Holders may request at least two Business Days prior to any sale of Registrable Securities.

                    (j) Upon the occurrence of any event contemplated by Section 2.4(c)(ii), (c)(iii), (c)(iv), (c)(v) or (c)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or an Issuer Free Writing Prospectus related thereto, or file any other required document so that, as thereafter delivered to the Selling Holders, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (k) Prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities.

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                    (l) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

                    (m) Use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be authorized to be listed on each national securities exchange, if any, on which similar securities issued by the Company are then listed.

                    (n) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the disposition of such Registrable Securities, and in connection therewith, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Selling Holders and the managing underwriter(s), if any, with respect to the business of the Company and its Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish to the Selling Holders of such Registrable Securities opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s), if any, and counsels to the Selling Holders of the Registrable Securities), addressed to each Selling Holder of Registrable Securities and each of the managing underwriter(s), if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and managing underwriter(s), (iii) use its reasonable best efforts to obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each Selling Holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession or such action is otherwise inconsistent with the then current practice in the accounting profession) and each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, the same shall contain customary indemnification provisions and procedures, except as otherwise agreed by the Company and Holders of a majority of the Registrable Securities being sold in connection therewith and the managing underwriter(s), if any, and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

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                    (o) Upon execution of a customary confidentiality agreement, make available for inspection by a representative of the Selling Holders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Selling Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information in each case reasonably requested by any such representative, managing underwriter(s), attorney or accountant in connection with such Registration Statement.

                    (p) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and any applicable national securities exchange, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act.

          Section 2.5 Certain Additional Agreements.

                    (a) The Company may require each Selling Holder to furnish to the Company in writing such information required in connection with such registration regarding such Selling Holder and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any Selling Holder who fails to furnish such information within a reasonable time after receiving such request.

                    (b) Each Selling Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(c)(iii) or (c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.4(k) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that (i) in no event shall such discontinuance exceed the time period set forth in Section 2.1(e) hereof, and (ii) the Company shall extend the time periods under Section 2.1 and Section 2.3 with respect to the length of time that the effectiveness of a Registration Statement must be maintained by the amount of time the Holder is required to discontinue disposition of such securities.

                    (c) The Company covenants and agrees that, so long as any Holder holds any Registrable Securities in respect of which any registration rights provided for in this Article II remain in effect, the Company will not, directly or indirectly, grant to any Person or agree to or otherwise become obligated in respect of rights of registration in the nature or substantially in the nature of those set forth in this Article II that would have priority over the Registrable Securities with respect to the inclusion of such securities in any registration by the Company (other than rights granted to a new registration rights holder after the date hereof to exercise a contractual right to demand registration that have terms no more favorable than the demand registration rights granted to the Holders in this Agreement), without the prior written consent of the Holder’s Representative. The rights granted to the Holders hereunder do not in any way conflict

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with and are not inconsistent with the rights granted prior to the date hereof to the holders of any of the Company’s other issued and outstanding securities under any such agreements.

                    (d) Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sale of Registrable Securities pursuant to the Registration Statement.

          Section 2.6 Indemnification.

                    (a) Indemnification by the Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by Law, each Selling Holder whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners (limited and general), members, managers and shareholders of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such Selling Holder and the officers, directors, partners (limited and general), members, managers and shareholders of each such controlling Person, each underwriter (including any Holder that is deemed to be an underwriter pursuant to any SEC comments or policies), if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (collectively, “Holder Indemnitees”), from and against any and all losses, claims, damages, liabilities, expenses (including, without limitation, costs of preparation and reasonable attorneys’ fees and any other reasonable fees or expenses incurred by such party in connection with any investigation or Action), judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any applicable Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto), amendment of or supplement to any of the foregoing or other document incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein (in the case of a final or preliminary Prospectus, in light of the circumstances under which they were made) a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or of the Exchange Act in connection with any such registration, qualification or compliance; provided, that the Company will not be liable to a Selling Holder or underwriter, as the case may be, in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such Selling Holder or underwriter, as the case may be, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto), amendment of or supplement to any of the foregoing or other document in reliance upon and in conformity with written information furnished to the Company by such Selling Holder or underwriter specifically for inclusion in such document; and provided, further, that the Company will not be liable to any Person who participates as an underwriter in any underwritten offering or sale of Registrable Securities, or to any Person who is a Selling Holder in any non-underwritten offering or sale of Registrable Securities, or any other Person, if any, who controls such underwriter or Selling Holder within the meaning of the Securities Act, under the indemnity agreement in this Section 2.6 with respect to any preliminary Prospectus or the final Prospectus (including any amended or supplemented

17

preliminary or final Prospectus), as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter, Selling Holder or controlling Person results from the fact that such underwriter or Selling Holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter or Selling Holder and such final Prospectus, as then amended or supplemented, has corrected any such misstatement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder Indemnitee or any other Holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to each Holder Indemnitee.

                    (b) Indemnification by Selling Holders. In connection with any Registration Statement in which a Selling Holder is participating by registering Registrable Securities, such Selling Holder shall furnish to the Company in writing such information as the Company reasonably requests specifically for use in connection with any Registration Statement or Prospectus and agrees, severally and not jointly with any other Person, to indemnify and hold harmless, to the fullest extent permitted by Law, the Company, the officers and directors of the Company, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, and each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (collectively, “Company Indemnitees”), from and against all Losses, as incurred, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto) or any amendment of or supplement to any of the foregoing or any other document incident to such registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a final or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case solely to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto), offering circular, or any amendment of or supplement to any of the foregoing or other document in reliance upon and in conformity with written information furnished to the Company by such Selling Holder expressly for inclusion in such document. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of its directors, officers or controlling Persons. The Company may require as a condition to its including Registrable Securities in any Registration Statement filed hereunder that the holder thereof acknowledge its agreement to be bound by the provisions of this Agreement (including Section 2.6) applicable to it.

                    (c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any claim or of the commencement of any Action with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to

18

so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been actually prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or Action, to assume, at the indemnifying party’s expense, the defense of any such Action, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the indemnifying party agrees to pay such fees and expenses; (ii) the indemnifying party fails reasonably promptly to assume, or in the event of a conflict of interest, as determined after receiving written advice from outside counsel, cannot assume, the defense of such Action or fails to employ counsel reasonably satisfactory to such indemnified party, in which case the indemnified party shall also have the right to employ counsel and to assume the defense of such Action; or (iii) in the indemnified party’s reasonable judgment, after receiving written advice from outside counsel, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Action; provided, further, however, that the indemnifying party shall not, in connection with any one such Action or separate but substantially similar or related Actions in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its written consent (but such consent will not be unreasonably withheld or delayed). No indemnifying party will be subject to any liability for any settlement made without its written consent (but such consent will not be unreasonably withheld or delayed). The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by all claimants or plaintiffs to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation.

                    (d) Contribution. (i) If the indemnification provided for in this Section 2.6 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by pro rata allocation or by

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any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

          (iii) No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                    (e) Limitation on Holder Liability. Notwithstanding anything to the contrary contained in this Agreement, an indemnifying party that is a Holder shall not be required to indemnify or contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Securities sold by such Holder in the applicable offering exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of the applicable untrue or alleged untrue statement or omission or alleged omission.

          Section 2.7 Rule 144; Rule 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 or 144A under the Securities Act), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

          Section 2.8 Underwritten Registrations. (a) If any offering of Registrable Securities is an underwritten offering, the Holders’ Representative shall have the right to select the investment banker or investment bankers and managers to administer the offering, subject to approval by the Company, not to be unreasonably withheld or delayed. The Company shall have the right to select the investment banker or investment bankers and managers to administer any incidental or piggyback registration.

                    (b) No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell the Registrable Securities or Other Securities it desires to have covered by the registration on the basis provided in any underwriting arrangements in customary form (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter, provided that no such Person will be required to sell more than the number of Registrable Securities that such Person has requested the Company to include in any registration), and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that such Person (other than the Company) shall not be required to make any representations or warranties other than those related to title and ownership of shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus or other document in reliance upon and in conformity with

20

written information furnished to the Company or the managing underwriter(s) by such Person and, provided further, that such Person’s (other than the Company’s) liability in respect of such representations and warranties shall not exceed such Person’s net proceeds from the offering.

          Section 2.9 Registration Expenses. The Company shall pay all reasonable documented expenses incident to the Company’s performance of or compliance with its obligations under this Article II, including, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the SEC, all applicable securities exchanges and/or the Financial Industry Regulatory Authority and (B) of compliance with securities or Blue Sky laws including any fees and disbursements of counsel for the underwriter(s) in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 2.4(h)), (ii) printing expenses (including expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter(s), if any, or by the Holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with any road show, and (vi) fees and disbursements of all independent certified public accountants (including, without limitation, the expenses of any “comfort” letters required by this Agreement) and any other Persons, including special experts retained by the Company. In addition, the Company shall bear all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company. The Company shall not be obligated to pay any underwriting discounts attributable to sales of Registrable Securities by Holders thereof or the fees and disbursements of any counsel to the Holders.

ARTICLE III
MISCELLANEOUS

          Section 3.1 Conflicting Agreements. Each party represents and warrants that it has not granted and is not a party to any proxy, voting trust or other agreement that is inconsistent with or conflicts with any provision of this Agreement.

          Section 3.2 Termination. This Agreement shall terminate at such time as there are no Registrable Securities, except for the provisions of Sections 2.6, 2.7, 2.9 and this Article III, which shall survive such termination.

          Section 3.3 Amendment and Waiver. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Company, XLFA and XLCA (or, in the case of an amendment at any time when XLFA and XLCA are not the sole Holders, signed on behalf of each of (i) the Company and (ii) the Holders of a majority of the aggregate number of Registrable Securities then held by all Holders). Any party hereto may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to the other parties (or, in the case of a waiver of any rights of the Holders at any time when XLFA and

21

XLCA are not the sole Holders, by an instrument in writing signed by the Holders of a majority of the aggregate number of Registrable Securities then held by all Holders and delivered to the Company and the Holders’ Representative). The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          Section 3.4 Severability. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

          Section 3.5 Entire Agreement. Except as otherwise expressly set forth herein, this Agreement and the Master Transaction Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

          Section 3.6 Successors and Assigns. Neither this Agreement nor any right or obligation hereunder is assignable in whole or in part by any party without the prior written consent of the other party hereto; provided that XLFA and XLCA may transfer their respective rights and obligations hereunder (in whole or in part) to Syncora Holdings Ltd or any of its Subsidiaries (each, a “Permitted Transferee”) without the prior written consent of the Company. Any such assignment shall be effective upon receipt by the Company of (x) written notice from the transferring Holder stating the name and address of the Permitted Transferee and identifying the number of shares of Registrable Securities with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred and (y) a written agreement in substantially the form attached as Exhibit A hereto from such Permitted Transferee to be bound by the applicable terms of this Agreement.

          Section 3.7 Counterparts; Execution by Facsimile Signature. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

          Section 3.8 Remedies. (a) Each party hereto acknowledges that monetary damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement is not performed in accordance with its terms, and it is therefore agreed that, in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach or threatened breach and enforcing specifically the terms and provisions hereof. Each party hereto agrees to waive any requirement for the securing or posting of any bond in connection with such remedy.

                    (b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative,

22

and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          Section 3.9 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day or (iii) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the addresses set forth below or such other address or facsimile number as a party may from time to time specify by notice to the other parties hereto:

          If to the Company: XL Capital Ltd, One Bermudiana Road, Hamilton HM 11, Bermuda, Attention: General Counsel, Fax: (441) 295-2840; and with a copy (which shall not constitute notice) to: Cadwalader, Wickersham & Taft, LLP, 1201 F Street, NW, Washington, DC 20004; Attention: Mark C. Ellenberg; Fax (202) 862-2400.

          If to Syncora Guarantee Inc. or to Syncora Guarantee Re Ltd.: 1221 Avenue of the Americas, New York NY 10020-1001; Attention: General Counsel; Fax: (212) 478-3587; and with a copy (which shall not constitute notice) to: Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153; Attention: Joseph Verdesca; Fax: (212) 310-8007

          Section 3.10 Governing Law; Consent to Jurisdiction. (a) This Agreement shall be governed in all respects by the laws of the State of New York, without regard to its conflicts of laws principles.

                    (b) Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Federal or state court located in the Borough of Manhattan in the City of New York, New York in the event any dispute arises out of this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any Action relating to this Agreement in any court other than a Federal or state court located in the Borough of Manhattan in the City of New York, New York.

                    (c) Each of the parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal Action or proceeding in relation to this Agreement and for any counterclaim therein.

[signature page follows]

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

XL CAPITAL LTD

By:	/s/ Robert Kuzloski

Name: Robert Kuzloski
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

SYNCORA GUARANTEE RE LTD.
formerly known as XL Financial Assurance Ltd.

By:	/s/ Tom Currie

Name: Tom Currie
Title: SVP

[SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

SYNCORA GUARANTEE INC.
(formerly known as XL Capital Assurance Inc.

By:	/s/ Susan Comparato

Name: Susan Comparato
Title: SVP and GC

[SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

EXHIBIT A

JOINDER

          Reference is made to the Registration Rights Agreement dated as of August 5, 2008 (as amended from time to time, the “Registration Rights Agreement”) among XL Capital Ltd, a Cayman Island corporation, Syncora Guarantee Re Ltd. (formerly known as, XL Financial Assurance Ltd, a company domiciled in Bermuda) and Syncora Guarantee Inc. (formerly known as, XL Capital Assurance Inc., a New York insurance company), and each other person who shall have become a party to the Registration Rights Agreement in accordance with the terms thereof.

          By execution of this Joinder, the undersigned agrees to become a party to the Registration Rights Agreement and to be bound by the terms, conditions, restrictions and provisions thereof as a “Holder” thereunder, entitled to all of the rights available thereto and subject to all of the burdens imposed thereon.

Name:

Address for Notices:	With Copies to:

Signature:

Date:

EXHIBIT A-1

AMENDMENT NO. 2 TO MASTER COMMUTATION, RELEASE AND
RESTRUCTURING AGREEMENT

Dated as of October 15, 2008

AMENDMENT NO. 2 TO MASTER COMMUTATION, RELEASE AND
RESTRUCTURING AGREEMENT

                    AMENDMENT NO. 2 effective as of October 15, 2008 (this “Amendment No. 2”) among XL CAPITAL LTD, an exempted limited company incorporated under the Laws of Cayman Islands, XL INSURANCE (BERMUDA) LTD (formerly known as X.L. Insurance Ltd), a Bermuda exempted company, XL REINSURANCE AMERICA INC., a New York insurance corporation, X.L. GLOBAL SERVICES, INC., a service company incorporated under the Laws of Delaware, XL SERVICES (BERMUDA) LTD, a service company incorporated under the Laws of Bermuda, X.L. AMERICA, INC., a company incorporated under the Laws of Delaware, SYNCORA HOLDINGS LTD (formerly known as Security Capital Assurance Ltd), a Bermuda exempted company, SYNCORA GUARANTEE INC. (formerly known as XL Capital Assurance Inc., and successor by merger to Syncora Guarantee Re Ltd. (formerly known as XL Financial Assurance Ltd) “SGI”), a New York insurance company, SYNCORA GUARANTEE SERVICES INC. (formerly known as XL Financial Administrative Services Inc.), a company incorporated under the Laws of Delaware, SYNCORA BERMUDA ADMINISTRATIVE LTD (formerly known as SCA Bermuda Administrative Ltd.), a company incorporated under the Laws of Bermuda, SYNCORA GUARANTEE (U.K.) LTD (formerly known as XL Capital Assurance (U.K.) Limited), an insurance company regulated by the Financial Services Authority and incorporated under the Laws of England and Wales, those portfolio trusts that are Affiliates of SGI that are a Party to the Master Agreement (as defined below) pursuant to the execution of a joinder agreement, and the CDS Counterparties.

                    WHEREAS, the parties hereto (the “Parties”) entered into a certain Master Commutation, Release and Restructuring Agreement dated as of July 28, 2008, and certain of the Parties amended such agreement as of August 1, 2008 (such agreement as amended, the “Master Agreement”);

                    WHEREAS, the Parties wish to change certain dates set forth in the Master Agreement; and

                    WHEREAS, the Parties wish to take such actions necessary to give effect to such changes;

                    NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and in the Master Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

                    Section 1. Definitions. Capitalized terms not otherwise defined in this Amendment No. 2 shall have the meanings ascribed to them in the Master Agreement.

                    Section 2. Amendments. Sections 2.04(a), 6.10(b), 6.12, 6.13, 6.14, and 9.07 of the Master Agreement are hereby amended as follows:

                    2.1 Section 2.04(a) of the Master Agreement is hereby amended by replacing the date “October 15, 2008” with the date “October 31, 2008.”

                    2.2 Clause (i) of the first sentence of Section 6.10(b) of the Master Agreement is hereby amended by replacing the date “October 15, 2008” with the date “October 31, 2008.”

                    2.3 Clause (ii) of the first sentence of Section 6.12 of the Master Agreement is hereby amended by replacing the date “October 15, 2008” with the date “October 31, 2008.”

                    2.4 The last sentence of Section 6.12 of the Master Agreement is hereby amended by replacing the date “October 15, 2008” with the date “October 31, 2008.”

                    2.5 Section 6.13 of the Master Agreement is hereby amended by replacing the date “October 15, 2008”, in each instance in which it appears in such section, with the date “October 31, 2008.”

                    2.6 The last sentence of Section 6.14 of the Master Agreement is hereby amended by replacing the date “October 15, 2008” with the date “October 31, 2008.”

                    2.7 The Master Agreement is hereby amended by adding the following sentence to the end of Section 9.07:

“Notwithstanding anything herein to the contrary, in no event shall the consent of any of the XL Parties be necessary to extend or otherwise alter any of the dates referenced in Sections 2.04(a), 6.10(b), 6.12, 6.13, or 6.14.”

                    Section 3. Substitution of Lehman Entity. (a) Lehman Brothers Special Financing Inc. (“LBSF”) has provided to the SCA Parties a written list (reflecting the best belief of an authorized signatory of LBSF) of (A) those credit default swap agreements with SGI or Affiliates of SGI to which LBSF was party, and of which LBSF was a beneficial owner, as of July 28, 2008 and (B) the notional amount of each such credit default swap agreement. For an abundance of clarity, the foregoing representations and warranties contained in this Section 3 only reflect the best belief of the authorized signatory of LBSF. LBSF is not making any representation or warranty that is not qualified by the best belief of such authorized signatory, and it will not be bound by or subject to liability based on any inaccuracy contained in any such list that ultimately results from such authorized signatory’s best belief being inadvertently inaccurate.

                    (b) LBSF hereby agrees to be bound by the terms and conditions of the Master Agreement and this Amendment No. 2. Each Party hereto hereby agrees that, effective as of July 28, 2008, LBSF is substituted for Lehman Brothers Inc. (“LBI”) as a Party to the Master Agreement for all purposes and is hereby substituted for LBI as the Party executing that certain joinder agreement to the Master Agreement dated as of July 28, 2008. LBSF has executed a joinder agreement to the Master Agreement pursuant to Section 9.04 thereof, effective as of July 28, 2008.

                    (c) Each Party hereby agrees that, for purposes of Section 2 of the joinder agreement to the Master Agreement executed and delivered by LBSF in connection herewith, the representations and warranties made by LBSF pursuant to Section 5.08 of the Master Agreement shall be deemed to be, and shall be replaced by, the representations and warranties set forth above in Section 3(a) hereof and, notwithstanding the provisions, and the date of effectiveness, of the joinder agreement, such representations and warranties are made by LBSF on the date hereof with respect to factual matters as existing on July 28, 2008.

                    Section 4. Miscellaneous.

                    4.1 Except as specifically set forth herein, the terms of this Amendment No. 2 shall not be deemed to be a consent, waiver or modification with respect to any term, condition or obligation of any of the Parties in the Master Agreement and shall not obligate any of the Parties to agree to any other amendment to the Master Agreement, including a further extension or alteration of the dates referenced in the Master Agreement.

                    4.2 This Amendment No. 2 may be executed and delivered in multiple counterparts, each of which, when so executed and delivered, shall be an original, but such counterparts shall together constitute but one and the same instrument and agreement. A facsimile or Portable Document Format copy of a signature shall have the same force and effect as an original signature.

                    4.3 This Amendment No. 2 is to be interpreted under and governed by the Laws of the State of New York without giving effect to conflicts of law provisions thereof. In the event that there is a dispute between or among the Parties arising under this Amendment No. 2, the Parties (i) agree that the exclusive forum to seek remedy shall be to institute a legal proceeding in the courts of the State of New York located in the City and County of New York, (ii) hereby expressly submit to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waive any claim of lack of personal jurisdiction and improper venue and any claim that such courts are an inconvenient forum and (iii) agree that the prevailing Parties shall be entitled to recover their reasonable attorneys’ fees, costs and disbursements from the other Parties (in addition to any other relief to which the prevailing Parties may be entitled). Each Party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address provided to the Parties in accordance with Section 9.02, of the Master Agreement, such service to become effective ten (10) days after such mailing.

                    4.4 Each of the Parties hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under, or in connection with this Amendment No. 2. Each of the Parties hereby (i) certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Amendment No. 2 by, among other things, the mutual waivers and certifications in this Section 4.4.

                    4.5 Each Party has had the opportunity to negotiate the terms, consult with counsel, and modify the provisions of this Amendment No. 2. Therefore, the terms of this Amendment No. 2 will be considered and interpreted without any presumption, inference or rule requiring construction or interpretation of any provision of this Amendment No. 2 against the interests of the drafter of this Amendment No. 2.

                    Section 5. Effectiveness. Notwithstanding any provision to the contrary contained in this Amendment No. 2 or the Master Agreement, including, without limitation, the failure of the amendments thereto contained herein to become effective pursuant to Sections 9.07 and 9.08 of the Master Agreement, in the event such amendments fail to become effective solely as a result of the fact that LBI has not executed this Amendment No. 2, the Parties hereto agree that they shall be bound by all of the terms and conditions set forth in the Master Agreement as though the amendments thereto contained herein were in full force and effect.

[Signature Page Follows]

                    IN WITNESS HEREOF, the Parties have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first written above.

XL CAPITAL LTD

By:	/s/ Brian W. Nocco

Name: Brian Nocco
Title: EVP & CFO

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

XL SERVICES (BERMUDA) LTD

By:	/s/ Brian W. Nocco

Name: Brian Nocco
Title:

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

X.L. AMERICA, INC.

By:	/s/ Richard G. McCarty

Name: Richard G. McCarty
Title: Senior Vice President, General Counsel and Secretary

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

X.L. GLOBAL SERVICES, INC.

By:	/s/ Toni A. Perkins

Name: Toni A. Perkins
Title: Assistant Secretary

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

XL REINSURANCE AMERICA INC.

By:	/s/ Richard G. McCarty

Name: Richard G. McCarty
Title: Vice President

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

SYNCORA HOLDINGS LTD
(formerly known as Security Capital Assurance Ltd)

By:	/s/ Tom Currie

Name: Tom Currie
Title: SVP

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

SYNCORA GUARANTEE INC.
(formerly known as XL Capital Assurance Inc.)

By:	/s/ Susan Comparato

Name: Susan Comparato
Title: SVP, GC & Sec

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

SYNCORA GUARANTEE INC., as successor by merger to SYNCORA GUARANTEE RE LTD (formerly known as XL Financial Assurance Ltd.)

By:	/s/ Susan Comparato

Name: Susan Comparato
Title: SVP, GC & Secretary

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

SYNCORA GUARANTEE SERVICES INC.
(formerly known as XL Financial
Administrative Services Inc.)

By:	/s/ Susan Comparato

Name: Susan Comparato
Title: MD & Secretary

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

SYNCORA BERMUDA ADMINISTRATIVE LTD (formerly known as SCA Bermuda Administrative Ltd)

By:	/s/ Tom Currie

Name: Tom Currie
Title: SVP

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

SYNCORA GUARANTEE (U.K.) LTD
(formerly known as XL Capital
Assurance (U.K.) Limited)

By:	/s/ Susan Comparato

Name: Susan Comparato
Title: Acting CEO & GC

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

FF Trust 1	Portfolio CDS Trust 63	Portfolio CDS Trust 120	Portfolio CDS Trust 195
FF Trust 3	Portfolio CDS Trust 64	Portfolio CDS Trust 121	Portfolio CDS Trust 196
JPY Trust 3	Portfolio CDS Trust 65	Portfolio CDS Trust 122	Portfolio CDS Trust 197
Portfolio CDS Trust 1	Portfolio CDS Trust 66	Portfolio CDS Trust 123	Portfolio CDS Trust 198
Portfolio CDS Trust 2	Portfolio CDS Trust 67	Portfolio CDS Trust 124	Portfolio CDS Trust 199
Portfolio CDS Trust 3	Portfolio CDS Trust 68	Portfolio CDS Trust 128	Portfolio CDS Trust 208
Portfolio CDS Trust 4	Portfolio CDS Trust 70	Portfolio CDS Trust 130	Portfolio CDS Trust 209
Portfolio CDS Trust 6	Portfolio CDS Trust 71	Portfolio CDS Trust 132	Portfolio CDS Trust 210
Portfolio CDS Trust 7	Portfolio CDS Trust 72	Portfolio CDS Trust 133	Portfolio CDS Trust 211
Portfolio CDS Trust 8	Portfolio CDS Trust 73	Portfolio CDS Trust 135	Portfolio CDS Trust 212
Portfolio CDS Trust 10	Portfolio CDS Trust 74	Portfolio CDS Trust 136	Portfolio CDS Trust 213
Portfolio CDS Trust 11	Portfolio CDS Trust 75	Portfolio CDS Trust 139	Portfolio CDS Trust 214
Portfolio CDS Trust 12	Portfolio CDS Trust 76	Portfolio CDS Trust 141	Portfolio CDS Trust 215
Portfolio CDS Trust 13	Portfolio CDS Trust 77	Portfolio CDS Trust 142	Portfolio CDS Trust 216
Portfolio CDS Trust 15	Portfolio CDS Trust 78	Portfolio CDS Trust 144	Portfolio CDS Trust 219
Portfolio CDS Trust 16	Portfolio CDS Trust 80	Portfolio CDS Trust 145	Portfolio CDS Trust 222
Portfolio CDS Trust 17	Portfolio CDS Trust 81	Portfolio CDS Trust 146	Portfolio CDS Trust 224
Portfolio CDS Trust 18	Portfolio CDS Trust 82	Portfolio CDS Trust 147	Portfolio CDS Trust 229
Portfolio CDS Trust 22	Portfolio CDS Trust 83	Portfolio CDS Trust 150	Portfolio CDS Trust 230
Portfolio CDS Trust 24	Portfolio CDS Trust 84	Portfolio CDS Trust 151	Portfolio CDS Trust 231
Portfolio CDS Trust 25	Portfolio CDS Trust 86	Portfolio CDS Trust 154	Portfolio CDS Trust 232
Portfolio CDS Trust 26	Portfolio CDS Trust 88	Portfolio CDS Trust 155	Portfolio CDS Trust 234
Portfolio CDS Trust 27	Portfolio CDS Trust 89	Portfolio CDS Trust 158	Portfolio CDS Trust 235
Portfolio CDS Trust 28	Portfolio CDS Trust 92	Portfolio CDS Trust 159	Portfolio CDS Trust 236
Portfolio CDS Trust 30	Portfolio CDS Trust 93	Portfolio CDS Trust 160	Portfolio CDS Trust 237
Portfolio CDS Trust 31	Portfolio CDS Trust 94	Portfolio CDS Trust 161	Portfolio CDS Trust 238
Portfolio CDS Trust 32	Portfolio CDS Trust 96	Portfolio CDS Trust 162	Portfolio CDS Trust 239
Portfolio CDS Trust 33	Portfolio CDS Trust 97	Portfolio CDS Trust 166	Portfolio CDS Trust 240
Portfolio CDS Trust 34	Portfolio CDS Trust 99	Portfolio CDS Trust 167	Portfolio CDS Trust 241
Portfolio CDS Trust 35	Portfolio CDS Trust 100	Portfolio CDS Trust 168	Portfolio CDS Trust 242
Portfolio CDS Trust 36	Portfolio CDS Trust 101	Portfolio CDS Trust 171	Portfolio CDS Trust 243
Portfolio CDS Trust 40	Portfolio CDS Trust 103	Portfolio CDS Trust 174	Portfolio CDS Trust 244
Portfolio CDS Trust 41	Portfolio CDS Trust 104	Portfolio CDS Trust 175	Portfolio CDS Trust 248
Portfolio CDS Trust 42	Portfolio CDS Trust 105	Portfolio CDS Trust 178	Portfolio CDS Trust 249
Portfolio CDS Trust 43	Portfolio CDS Trust 106	Portfolio CDS Trust 179	Portfolio CDS Trust 250
Portfolio CDS Trust 49	Portfolio CDS Trust 107	Portfolio CDS Trust 180	Portfolio CDS Trust 251
Portfolio CDS Trust 50	Portfolio CDS Trust 108	Portfolio CDS Trust 181	Portfolio CDS Trust 252
Portfolio CDS Trust 51	Portfolio CDS Trust 110	Portfolio CDS Trust 182	Portfolio CDS Trust 253
Portfolio CDS Trust 54	Portfolio CDS Trust 111	Portfolio CDS Trust 187	Portfolio CDS Trust 24A
Portfolio CDS Trust 55	Portfolio CDS Trust 112	Portfolio CDS Trust 188	Portfolio CDS Trust 25A
Portfolio CDS Trust 56	Portfolio CDS Trust 113	Portfolio CDS Trust 189	Portfolio CDS Trust 29A
Portfolio CDS Trust 57	Portfolio CDS Trust 114	Portfolio CDS Trust 190	Portfolio CDS Trust 29B
Portfolio CDS Trust 58	Portfolio CDS Trust 115	Portfolio CDS Trust 191	Portfolio CDS Trust 4A
Portfolio CDS Trust 59	Portfolio CDS Trust 116	Portfolio CDS Trust 192
Portfolio CDS Trust 60	Portfolio CDS Trust 118	Portfolio CDS Trust 193
Portfolio CDS Trust 62	Portfolio CDS Trust 119	Portfolio CDS Trust 194

By: SYNCORA ADMIN LLC (formerly known as XLCA Admin, LLC) acting through Syncora Admin LLC (formerly known as XLCA Admin, LLC), as Trustee

By:	/s/ Susan Comparato

Name: Susan Comparato
Title: Managing Director & Secretary

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

AUSTRALIA AND NEW ZEALAND
BANKING GROUP LIMITED

By:	/s/ Frank Bonavita

Name: F. Bonavita
Title: Director

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

BANK OF AMERICA, N.A.

By:	/s/ John W. Woodiel III

Name: John W. Woodiel III
Title: Senior Vice President

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

BARCLAYS BANK PLC

By:	/s/ Kelly Smith

Name: Kelly Smith
Title: Director

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

CALYON

By:	/s/ Alan Sidrane

Name: Alan Sidrane
Title: Managing Director

By:	/s/ John-Charles van Essche

Name: John-Charles van Essche
Title: Managing Director

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ Brian McDonough

Name: B. T. McDonough
Title: Executive Vice-President

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Steven Kessler

Name: Steven Kessler
Title: Director

By:	/s/ David N. Santore

Name: David N. Santore
Title: Vice President

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

DEXIA BANK BELGIUM SA

By:	/s/ Bernhard Ardaen

Name: Bernhard Ardaen
Title: Proxyholder

By:	/s/ Joris Laenen

Name: Joris Laenen
Title: Head of Dealing Room

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

DRESDNER BANK AG, LONDON BRANCH

By:	/s/ Ronald G. Raffan

Name: Ronald G. Raffan
Title: Authorised Signatory

By:	/s/ Christopher Croft

Name: Christopher Croft
Title: Authorised Signatory

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

HYPO PUBLIC FINANCE BANK

By:	/s/ Tom Glynn	/s/ Shampa Lahiri

	Name: Tom Glynn	Name: Shampa Lahiri
Title: Authorized Signatories

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

LEHMAN BROTHERS SPECIAL FINANCING INC.

By:	/s/ David J. Colet

Name: David J. Colet
Title: Director

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

NATIXIS

By:	/s/ Joshua Laterman

Name: Joshua Laterman
Title:

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

NOMURA INTERNATIONAL PLC

By:	/s/ Clare Jarrett

Name: Clare Jarrett
Title: Head Transaction Legal

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

ROYAL BANK OF CANADA

By:	/s/ Matthew Gilchrist

Name: Matthew Gilchrist
Title: Authorized Signatory

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC
By: Greenwich Capital Markets, Inc., its agent

By:	/s/ Nadir-Benoit Elhied

Name: Nadir-Benoit Elhied
Title: SVP

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

SOCIÉTÉ GÉNÉRALE

By:	/s/ Edith L. Hormick

Name: Edith L. Hormick
Title: Managing Director

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

UBS AG, LONDON BRANCH

By:	/s/ Bryan M. Murtagh

Name: Bryan M. Murtagh
Title: Attorney-in-Fact

By:	/s/ Thomas D. Prangley

Name: Thomas D. Prangley
Title: Attorney in Fact

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Helen F. Wessling

Name: Helen F. Wessling
Title: Managing Director

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]